UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2019

On the following pages, you will find the 2019 semi-annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

For the six-month period ended March 31, 2019, global equity markets experienced a dramatic V-shaped decline and recovery. Over the period, US and developed international stocks were down slightly, while emerging-markets stocks ended in positive territory. As would be expected in a period of volatility, bonds provided a safe haven; both US taxable and tax-exempt bond returns were strong, delivering over 4% for the period.

In the fourth quarter of 2018, stocks plummeted around the world on concerns that Fed tightening and trade disputes would push a slowing global economy into recession. However, concerns eased substantially when the Fed reversed course and signaled a more dovish policy due to ongoing low inflation and a “neutral” rate of interest that has been trending down in recent years. At the same time, progress in trade negotiations between the US and China eased concerns about global trade. Together, these changes supported a rapid recovery in global stocks throughout the first quarter of 2019.

Looking ahead, we expect slower economic growth around the globe but believe a sharp slowdown is unlikely. Lower interest rates and volatility—relative to last year—have improved the financial conditions that support ongoing economic activity. These conditions should also support equity markets.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use

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2019 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

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2019 Semi-Annual Report	3

Portfolio Manager Commentary (continued)

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the

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Portfolio Manager Commentary (continued)

present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2019 Semi-Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Intercontinental Exchange Bank of America Merrill Lynch® (“ICE BofA ML”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally

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Disclosures and Risks (continued)

smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Disclosures and Risks (continued)

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Short Duration Plus and Intermediate Duration Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

(Disclosures and Risks continued on next page)

2019 Semi-Annual Report	9

Disclosures and Risks (continued)

Short Duration Plus and Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Emerging Markets Portfolio:

Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International Portfolio	-6.19%	-9.99%	1.49%	6.66%	2.94%	4/30/1999
Tax-Managed International Portfolio	-6.15%	-9.95%	1.47%	6.71%	5.24%	6/22/1992
Return after taxes on Distributions[1]	-6.32%	-10.11%	1.23%	6.51%	4.42%
Return after taxes on Distributions and sale of shares[1]	-3.23%	-5.50%	1.26%	5.64%	4.43%
MSCI EAFE Index (net)	-3.81%	-3.71%	2.33%	8.96%
Lipper International Multi-Cap Growth Funds Average	-3.46%	-4.84%	3.12%	9.43%

Emerging Markets Portfolio[2,3]	2.52%	-13.48%	2.87%	7.96%	6.43%	12/15/1995
MSCI EM Index (net)	1.71%	-7.41%	3.68%	8.94%
Lipper Emerging Markets Funds Average	2.90%	-8.06%	3.58%	9.46%

Short Duration Diversified Municipal Portfolio	1.38%	1.86%	0.61%	0.96%	2.40%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	1.60%	2.18%	0.94%	1.14%
Lipper Short-Term Municipal Debt Funds Average	1.62%	2.17%	0.89%	1.28%

California Municipal Portfolio	3.11%	3.89%	2.05%	2.86%	4.16%	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%	2.11%	2.93%
Lipper California Intermediate Municipal Debt Funds Average	3.50%	4.19%	2.78%	3.98%

Diversified Municipal Portfolio	3.59%	4.26%	2.15%	2.82%	4.38%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%	2.11%	2.93%
Lipper Intermediate Municipal Debt Funds Average	3.70%	4.35%	2.60%	3.56%

New York Municipal Portfolio	3.46%	3.95%	2.21%	2.84%	4.39%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%	2.11%	2.93%
Lipper New York Intermediate Municipal Debt Funds Average	3.64%	4.11%	2.33%	3.13%

Short Duration Plus Portfolio	2.00%	2.55%	0.88%	1.50%	3.85%	12/12/1988
ICE BofA ML 1-3 Year US Treasury Index	2.29%	2.72%	0.98%	1.04%
Lipper Short-Term Investment Grade Debt Funds Average	2.06%	2.91%	1.38%	2.42%

Intermediate Duration Portfolio	4.32%	4.02%	3.04%	5.14%	5.87%	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%
Lipper Core Bond Funds Average	4.13%	3.99%	2.44%	4.39%

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

(Historical Performance and footnotes continued on next page)

2019 Semi-Annual Report	11

Historical Performance (continued from previous page)

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.01% for Tax-Managed International Portfolio; 1.29% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.46% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.57% for Short Duration Plus Portfolio and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

3	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for Emerging Markets Portfolio for the six- and 12-month periods ended March 31, 2019, by 0.00% and 0.03%, respectively.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

(Historical Performance continued on next page)

2019 Semi-Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Short Duration Plus
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Intermediate Duration
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2019 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2018	ENDING ACCOUNT VALUE MARCH 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$938.10	$5.12	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%

Tax-Managed International Class Shares
Actual	$1,000	$938.50	$4.93	1.02%
Hypothetical**	$1,000	$1,019.85	$5.14	1.02%

Emerging Markets Class Shares
Actual	$1,000	$1,025.20	$6.56	1.30%
Hypothetical**	$1,000	$1,018.45	$6.54	1.30%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,013.80	$2.51	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

California Municipal Class Shares
Actual	$1,000	$1,031.10	$2.79	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$1,035.90	$2.33	0.46%
Hypothetical**	$1,000	$1,022.64	$2.32	0.46%

New York Municipal Class Shares
Actual	$1,000	$1,034.60	$2.69	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

Short Duration Plus Class Shares
Actual	$1,000	$1,020.00	$2.82	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

Intermediate Duration Class Shares
Actual	$1,000	$1,043.20	$2.90	0.57%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2019 Semi-Annual Report	15

Portfolio Summary—March 31, 2019 (Unaudited)

International Portfolio

Country Breakdown[1]	Sector Breakdown[1]
	Financials	20.1%
	Industrials	13.4
	Consumer Staples	11.7
	Information Technology	11.1
	Health Care	10.6
	Consumer Discretionary	9.8
	Materials	6.9
	Communication Services	5.7
	Energy	5.4
	Utilities	3.4
	Real Estate	1.9

Tax-Managed International Portfolio

Country Breakdown[1]	Sector Breakdown[1]
	Financials	20.1%
	Industrials	13.5
	Consumer Staples	11.8
	Information Technology	11.1
	Health Care	10.5
	Consumer Discretionary	9.8
	Materials	7.0
	Communication Services	5.7
	Energy	5.3
	Utilities	3.3
	Real Estate	1.9

Emerging Markets Portfolio

Country Breakdown[1]	Sector Breakdown[1]
	Financials	31.4%
	Information Technology	16.9
	Consumer Discretionary	10.6
	Industrials	8.6
	Communication Services	7.4
	Materials	6.8
	Energy	6.5
	Consumer Staples	4.2
	Real Estate	4.1
	Health Care	2.3
	Utilities	1.2

1	All data are as of March 31, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 2.2% in MSCI EM Index countries, 14.1% in MSCI EAFE Index countries and 0.9% in other emerging-market countries.

3	“Other” represents 2.3% in MSCI EM Index countries, 14.0% in MSCI EAFE Index countries and 0.9% in other emerging-market countries.

4	“Other” represents 4.2% in MSCI EM Index countries, 2.7% in MSCI EAFE Index countries and 1.2% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2019 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2019. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.
2	“Other” represents less than 2.5% in 12 different states and District of Columbia.
3	“Other” represents less than 0.1% in 4 different states and American Samoa.

2019 Semi-Annual Report	17

Portfolio Summary—March 31, 2019 (Unaudited) (continued)

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2019. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.
2	“Other” represents less than 2.2% in 29 different states, American Samoa, District of Columbia and Puerto Rico.
3	“Other” represents less than 0.4% in 9 different states, American Samoa and District of Columbia.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2019 (Unaudited) (continued)

Short Duration Plus Portfolio

Security Type Breakdown[1]

Intermediate Duration Portfolio

Security Type Breakdown[1]

1	All data are as of March 31, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2019 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2019 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,360,786,139	$3,184,040,266	$1,342,116,832

Affiliated issuers	32,400,842	75,891,579	13,384,247

Foreign currencies, at value (a)	2,652,585	5,981,383	1,694,577

Cash collateral due from broker	2,862,200	6,510,250	928,800

Receivables:

Unaffiliated interest and dividends	4,691,255	11,005,697	3,440,641

Affiliated dividends	66,586	167,974	37,662

Foreign withholding tax reclaims	2,042,002	4,808,948	8,303

Investment securities sold and foreign currency transactions	7,273,922	15,217,651	10,153,586

Capital shares sold	331,058	2,152,112	692,634

Variation margin on futures	118,440	281,925	0

Unrealized appreciation of forward currency exchange contracts	2,087,915	10,423,054	975,613

Total assets	1,415,312,944	3,316,480,839	1,373,432,895

LIABILITIES

Payables:

Investment securities purchased and foreign currency transactions	4,979,169	11,615,712	2,856,269

Management fee	885,083	2,012,430	1,085,064

Capital shares redeemed	517,445	1,298,600	933,042

Foreign capital gains taxes	259,757	619,070	756,335

Shareholder servicing fee	227,012	605,133	247,428

Variation margin on futures	0	0	144,775

Transfer Agent fee	20,298	18,669	38,915

Distribution fee	1,503	655	0

Accrued expenses and other liabilities	81,760	168,129	133,054

Unrealized depreciation of forward currency exchange contracts	2,952,467	13,962,502	3,035,773

Total liabilities	9,924,494	30,300,900	9,230,655

NET ASSETS	$1,405,388,450	$3,286,179,939	$1,364,202,240

Cost of investments

Unaffiliated issuers	$1,283,684,648	$3,035,060,636	$1,237,709,056

Affiliated issuers	32,400,842	75,891,579	13,384,247

NET ASSETS CONSIST OF:

Capital stock, at par	$89,233	$200,679	$50,646

Additional paid-in capital	1,411,967,538	3,235,475,851	1,306,487,168

Distributable earnings (accumulated loss) (b)	(6,668,321)	50,503,409	57,664,426

	$1,405,388,450	$3,286,179,939	$1,364,202,240

(a) Cost: $2,663,457, $6,006,961 and $1,699,825, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $259,757, $619,070 and $756,335, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

International Class/Tax-Managed International Class/Emerging Markets Class Shares

Net Assets	$1,072,964,979	$2,858,340,212	$1,179,517,086

Shares of capital stock outstanding	67,869,617	174,205,538	43,792,841

Net asset value, offering and redemption price per share	$15.81	$16.41	$26.93

Class A Shares

Net Assets	$3,886,133	$2,387,418

Shares of capital stock outstanding	247,548	147,706

Net asset value and redemption price per share	$15.70	$16.16

Sales charge—4.25% of public offering price	0.70	0.72

Maximum offering price	$16.40	$16.88

Class B Shares

Net Assets	$1,689	$3,478

Shares of capital stock outstanding	105.30	211.14

Net asset value and offering price per share	$16.04	$16.47

Class C Shares

Net Assets	$779,782	$172,645

Shares of capital stock outstanding	49,715	10,570

Net asset value and offering price per share	$15.69	$16.33

Class Z Shares

Net Assets	$327,755,867	$425,276,186	$184,685,154

Shares of capital stock outstanding	21,065,885	26,314,803	6,853,501

Net asset value and offering price per share	$15.56	$16.16	$26.95

See Notes to Financial Statements.

2019 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2019 (Unaudited) (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$191,129,577	$1,281,631,291	$6,769,796,752

Affiliated issuers	5,182,832	0	0

Cash	0	4,255,197	0

Cash collateral due from broker	0	0	1,200,000

Receivables:

Interest	2,590,605	17,835,523	82,547,613

Affiliated dividends	8,831	0	0

Capital shares sold	2,848,379	2,726,090	17,797,057

Total assets	201,760,224	1,306,448,101	6,871,341,422

LIABILITIES

Due to custodian	25,047	0	1,798,449

Payables:

Dividends to shareholders	79,403	850,971	4,902,474

Investment securities purchased	10,336,772	34,396,887	95,203,676

Capital shares redeemed	17,613	672,479	9,879,112

Management fee	47,507	443,284	1,949,268

Shareholder servicing fee	15,958	98,522	457,927

Transfer Agent fee	2,949	4,501	166,044

Distribution fee	0	22,215	90,327

Accrued expenses	21,764	72,908	651,073

Unrealized depreciation of inflation swaps	98,725	1,743,932	9,141,338

Market value on credit default swaps (a)	0	598,276	2,501,251

Total liabilities	10,645,738	38,903,975	126,740,939

NET ASSETS	$191,114,486	$1,267,544,126	$6,744,600,483

Cost of investments

Unaffiliated issuers	$190,581,214	$1,245,278,968	$6,574,419,636

Affiliated issuers	5,182,832	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$15,178	$88,902	$468,969

Additional paid-in capital	192,125,919	1,253,268,749	6,620,745,148

Distributable earnings (accumulated loss)	(1,026,611)	14,186,475	123,386,366

	$191,114,486	$1,267,544,126	$6,744,600,483

(a) Net premiums received of $0, $518,787 and $2,137,791, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$191,114,486	$1,165,321,318	$5,413,818,647

Shares of capital stock outstanding	15,177,904	81,732,111	376,470,135

Net asset value, offering and redemption price per share	$12.59	$14.26	$14.38

Class A Shares

Net Assets		$62,898,871	$219,667,613

Shares of capital stock outstanding		4,411,272	15,264,780

Net asset value and redemption price per share		$14.26	$14.39

Sales charge—3.00% of public offering price		0.44	0.45

Maximum offering price		$14.70	$14.84

Class B Shares

Net Assets			$7,082

Shares of capital stock outstanding			492.33

Net asset value and offering price per share			$14.38

Class C Shares

Net Assets		$11,236,216	$51,392,504

Shares of capital stock outstanding		788,207	3,572,598

Net asset value and offering price per share		$14.26	$14.39

Advisor Class Shares

Net Assets		$28,087,721	$215,791,670

Shares of capital stock outstanding		1,969,921	15,017,507

Net asset value and offering price per share		$14.26	$14.37

Class Z Shares (a)

Net Assets			$843,922,967

Shares of capital stock outstanding			58,643,968

Net asset value and offering price per share			$14.39

(a) Commenced distribution on July 2, 2018

See Notes to Financial Statements.

2019 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2019 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Investments in securities, at value	$1,811,136,255	$255,310,731	$3,305,343,219

Foreign currencies, at value (a)	0	0	228,875

Cash	7,508,729	542,432	21,839,882

Cash collateral due from broker	0	151,088	11,412,714

Receivables:

Interest	23,183,432	1,224,417	17,775,427

Investment securities sold	0	2,065,829	73,831,792

Capital shares sold	1,190,402	2,497,625	3,186,763

Market value on credit default swaps (b)	0	86,564	1,936,669

Unrealized appreciation of forward currency exchange contracts	0	50,217	1,909,257

Total assets	1,843,018,818	261,928,903	3,437,464,598

LIABILITIES

Due to custodian	0	0	148,425

Cash collateral due to broker	0	0	261,000

Payables:

Dividends to shareholders	1,259,587	163,324	3,037,234

Investment securities purchased and foreign currency transactions	6,743,920	0	133,927,943

Capital shares redeemed	1,663,488	231,842	2,090,749

Management fee	621,536	75,461	1,210,062

Variation margin on futures	0	46,691	775,319

Shareholder servicing fee	137,820	19,831	275,974

Variation margin on centrally cleared swaps	0	0	375,251

Distribution fee	51,276	6,880	0

Transfer Agent fee	7,150	5,030	20,698

Accrued expenses	85,315	57,378	433,275

Market value on credit default swaps (c)	835,438	1,040,552	19,195,152

Unrealized depreciation of inflation swaps	2,499,620	0	0

Unrealized depreciation of forward currency exchange contracts	0	0	1,899,508

Total liabilities	13,905,150	1,646,989	163,650,590

NET ASSETS	$1,829,113,668	$260,281,914	$3,273,814,008

Cost of investments	$1,758,469,678	$254,709,244	$3,256,684,016

NET ASSETS CONSIST OF:

Capital stock, at par	$130,747	$22,349	$250,066

Additional paid-in capital	1,799,951,255	274,037,052	3,270,673,749

Distributable earnings (accumulated loss) (d)	29,031,666	(13,777,487)	2,890,193

	$1,829,113,668	$260,281,914	$3,273,814,008

(a) Cost: $0, $0 and $92,586, respectively. (Note 1)

(b) Net premiums paid of $0, $106,927 and $2,403,897, respectively.

(c) Net premiums received of $714,063, $799,671 and $15,324,730, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $36,748.

See Notes to Financial Statements. The Schedules of investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Short Duration Plus Class/Intermediate Duration Class Shares

Net Assets	$1,634,230,804	$235,885,500	$3,273,814,008

Shares of capital stock outstanding	116,812,263	20,255,636	250,065,529

Net asset value, offering and redemption price per share	$13.99	$11.65	$13.09

Class A Shares

Net Assets	$120,809,924	$21,682,429

Shares of capital stock outstanding	8,638,026	1,860,310

Net asset value and redemption price per share	$13.99	$11.66

Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Short Duration Plus Portfolio of public offering price	0.43	0.52

Maximum offering price	$14.42	$12.18

Class B Shares

Net Assets		$8,942

Shares of capital stock outstanding		769

Net asset value and offering price per share		$11.63

Class C Shares

Net Assets	$29,652,294	$2,705,043

Shares of capital stock outstanding	2,119,900	232,594

Net asset value and offering price per share	$13.99	$11.63

Advisor Class Shares

Net Assets	$44,420,646

Shares of capital stock outstanding	3,177,039

Net asset value and offering price per share	$13.98

See Notes to Financial Statements. The Schedules of investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2019 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2019 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$1,476	$0	$0

Dividends

Unaffiliated issuers (a)	11,839,953	27,643,071	10,013,180

Affiliated issuers	390,519	1,054,934	186,777

Total income	12,231,948	28,698,005	10,199,957

Expenses:

Management fee (see Note 2A)	5,146,775	11,664,734	5,988,935

Shareholder servicing fee (see Note 2B)	1,310,673	3,491,968	1,362,181

Custodian fee	181,338	271,139	310,327

Transfer Agent fee—Non-Retail Class	58,447	91,986	142,243

Transfer Agent fee—Class A	9,475	2,019	0

Transfer Agent fee—Class B	10	8	0

Transfer Agent fee—Class C	1,328	152	0

Transfer Agent fee—Advisor Class	0	0	0

Transfer Agent fee—Class Z	31,585	40,949	17,108

Distribution fees—Class A	9,218	2,942	0

Distribution fees—Class B	10	18	0

Distribution fees—Class C	3,524	828	0

Directors’ fees and expenses	22,842	53,089	20,612

Auditing and tax fees	23,191	50,111	23,636

Legal fees	20,043	48,707	21,889

Registration fees	37,227	39,390	17,532

Printing fees	26,701	22,138	30,242

Miscellaneous	32,829	57,384	63,687

Total expenses	6,915,216	15,837,562	7,998,392

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(42,480)	(52,116)	(8,519)

Net expenses	6,872,736	15,785,446	7,989,873

Net investment income	5,359,212	12,912,559	2,210,084

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(27,968,933)	(72,377,925)	(46,026,354)

Forward currency exchange contracts	(1,510,979)	(6,334,764)	3,031,893

Futures	(1,192,324)	(5,839,034)	(949,130)

Swaps	0	0	0

Foreign currency transactions	(533,159)	(3,521,126)	788,112

Net realized gain (loss) on investment and foreign currency transactions	(31,205,395)	(88,072,849)	(43,155,479)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(65,540,653)	(143,381,573)	80,017,751

Forward currency exchange contracts	(3,892,918)	(4,068,372)	(7,545,283)

Futures	(502,371)	(1,075,968)	(227,190)

Swaps	0	0	0

Foreign currency denominated assets and liabilities	13,133	(10,261)	6,810

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,922,809)	(148,536,174)	72,252,088

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(101,128,204)	(236,609,023)	29,096,609

Contributions from affiliates (see Note 2A)	0	0	70,803

Net increase (decrease) in net assets resulting from operations	$(95,768,992)	$(223,696,464)	$31,377,496

(a) Net of foreign withholding taxes of $1,072,760, $2,511,035 and $1,356,839 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $81,138, $182,179 and $0 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes of $206,569, $516,578 and $756,335 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

$1,652,931	$17,863,281	$95,866,584

0	0	0

36,919	0	0

1,689,850	17,863,281	95,866,584

280,141	2,606,161	11,411,058

93,380	579,708	2,665,239

41,940	90,659	142,661

9,583	13,587	61,472

0	12,682	196,212

0	0	17

0	2,304	48,604

0	4,328	329,750

0	0	70,227

0	80,378	271,307

0	0	38

0	57,109	267,189

3,143	21,076	112,328

2,529	21,663	95,659

3,385	19,841	92,019

12,659	12,382	82,008

1,794	12,467	104,108

23,290	40,953	69,718

471,844	3,575,298	16,019,614

(1,588)	0	0

470,256	3,575,298	16,019,614

1,219,594	14,287,983	79,846,970

(79,565)	428,046	(13,597,388)

0	0	0

0	0	0

0	74,736	298,862

0	0	0

(79,565)	502,782	(13,298,526)

1,509,923	25,370,735	177,393,353

0	0	0

0	0	0

(117,832)	(1,855,771)	(9,738,106)

0	0	0

1,392,091	23,514,964	167,655,247

1,312,526	24,017,746	154,356,721

0	0	0

$2,532,120	$38,305,729	$234,203,691

2019 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2019 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$25,669,522	$2,574,229	$55,611,448

Total income	25,669,522	2,574,229	55,611,448

Expenses:

Management fee (see Note 2A)	3,626,696	391,292	7,062,779

Shareholder servicing fee (see Note 2B)	805,424	99,085	1,609,873

Custodian fee	99,051	54,808	138,338

Transfer Agent fee—Non-Retail Class	19,665	10,093	96,205

Transfer Agent fee—Class A	22,865	17,228	0

Transfer Agent fee—Class B	0	24	0

Transfer Agent fee—Class C	5,999	2,142	0

Transfer Agent fee—Advisor Class	7,015	0	0

Distribution fees—Class A	152,261	28,340	0

Distribution fees—Class B	0	51	0

Distribution fees—Class C	155,002	13,715	0

Directors’ fees and expenses	30,155	3,673	53,687

Legal fees	27,387	3,416	54,229

Auditing and tax fees	29,282	8,025	47,607

Registration fees	26,583	32,596	17,939

Printing fees	24,596	19,688	23,511

Miscellaneous	34,595	12,210	52,352

Total expenses	5,066,576	696,386	9,156,520

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	(7,571)	0

Net expenses	5,066,576	688,815	9,156,520

Net investment income	20,602,946	1,885,414	46,454,928

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(1,241,797)	(170,455)	(4,538,219)

Forward currency exchange contracts	0	1,709	(2,242,297)

Futures	0	185,027	551,815

Swaps	104,203	78,644	(29,593)

Foreign currency transactions	0	78,498	4,494,623

Net realized gain (loss) on investment transactions	(1,137,594)	173,423	(1,763,671)

Net change in unrealized appreciation/depreciation of:

Investments (b)	43,793,660	2,160,132	76,647,076

Forward currency exchange contracts	0	(69,240)	(2,968,533)

Futures	0	309,459	16,861,832

Swaps	(2,682,649)	(68,877)	964,609

Foreign currency denominated assets and liabilities	0	0	489

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	41,111,011	2,331,474	91,505,473

Net realized and unrealized gain on investment transactions	39,973,417	2,504,897	89,741,802

Contributions from affiliates (see Note 2A)	0	0	33,244

Net increase in net assets resulting from operations	$60,576,363	$4,390,311	$136,229,974

(a) Net of foreign capital gains taxes of $0, $0 and $28,886 for the New York Municipal Portfolio, Short Duration Plus Portfolio, and Intermediate Duration Portfolio, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $0, $0 and $36,748 for the New York Municipal Portfolio, Short Duration Plus Portfolio, and Intermediate Duration Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2019 Semi-Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$5,359,212	$21,130,333	$12,912,559	$50,079,068

Net realized gain (loss) on investment and foreign currency transactions	(31,205,395)	60,683,735	(88,072,849)	112,072,142

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,922,809)	(89,459,119)	(148,536,174)	(183,015,810)

Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	(95,768,992)	(7,645,051)	(223,696,464)	(20,864,600)

Distributions to shareholders (a)	(69,495,153)	(18,965,051)	(51,208,203)	(50,598,745)

Capital-share transactions:

Net proceeds from sales of shares	59,464,610	151,280,982	151,130,291	283,803,721

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	66,712,565	17,145,634	42,388,672	41,956,974

Total proceeds from shares sold	126,177,175	168,426,616	193,518,963	325,760,695

Cost of shares redeemed	(97,085,269)	(257,377,009)	(197,515,828)	(386,197,982)

Net increase (decrease) in net assets from capital-share transactions	29,091,906	(88,950,393)	(3,996,865)	(60,437,287)

Net increase (decrease) in net assets	(136,172,239)	(115,560,495)	(278,901,532)	(131,900,632)

NET ASSETS:

Beginning of period	1,541,560,689	1,657,121,184	3,565,081,471	3,696,982,103

End of period	$1,405,388,450	$1,541,560,689	$3,286,179,939	$3,565,081,471

(a) See page 34 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and California Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

$2,210,084	$13,583,958	$1,219,594	$1,947,693	$14,287,983	$28,028,423

(43,155,479)	97,009,579	(79,565)	(1,120,903)	502,782	(1,010,266)

72,252,088	(230,276,437)	1,392,091	(506,005)	23,514,964	(29,578,881)

70,803	31,039	0	0	0	0

31,377,496	(119,651,861)	2,532,120	320,785	38,305,729	(2,560,724)

(91,037,206)	(11,971,261)	(1,220,063)	(1,947,147)	(14,421,200)	(28,145,366)

148,372,907	176,902,096	45,323,651	114,448,996	116,207,853	291,440,533

70,945,839	10,565,975	922,838	1,629,952	10,200,370	22,665,506

219,318,746	187,468,071	46,246,489	116,078,948	126,408,223	314,106,039

(147,675,955)	(189,695,193)	(44,591,821)	(129,610,409)	(183,649,312)	(246,311,613)

71,642,791	(2,227,122)	1,654,668	(13,531,461)	(57,241,089)	67,794,426

11,983,081	(133,850,244)	2,966,725	(15,157,823)	(33,356,560)	37,088,336

1,352,219,159	1,486,069,403	188,147,761	203,305,584	1,300,900,686	1,263,812,350

$1,364,202,240	$1,352,219,159	$191,114,486	$188,147,761	$1,267,544,126	$1,300,900,686

2019 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$79,846,970	$154,565,535	$20,602,946	$40,078,668

Net realized gain (loss) on investment transactions	(13,298,526)	(866,370)	(1,137,594)	(396,194)

Net change in unrealized appreciation/depreciation of investments	167,655,247	(188,681,784)	41,111,011	(50,633,480)

Contributions from affiliates (see Note 2A)	0	0	0	603

Net increase (decrease) in net assets resulting from operations	234,203,691	(34,982,619)	60,576,363	(10,950,403)

Distributions to shareholders (a)	(80,179,649)	(155,153,345)	(20,707,523)	(40,285,491)

Capital-share transactions:

Net proceeds from sales of shares	1,146,542,820	2,036,799,786	163,005,806	327,122,322

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	57,614,377	127,812,572	14,376,427	32,159,532

Total proceeds from shares sold	1,204,157,197	2,164,612,358	177,382,233	359,281,854

Cost of shares redeemed	(1,608,884,921)	(1,936,058,517)	(211,068,177)	(291,068,256)

Net increase (decrease) in net assets from capital-share transactions	(404,727,724)	228,553,841	(33,685,944)	68,213,598

Net increase (decrease) in net assets	(250,703,682)	38,417,877	6,182,896	16,977,704

NET ASSETS:

Beginning of period	6,995,304,165	6,956,886,288	1,822,930,772	1,805,953,068

End of period	$6,744,600,483	$6,995,304,165	$1,829,113,668	$1,822,930,772

(a) See pages 34-35 for share class information on dividend distributions for the Diversified Municipal, New York Municipal and Short Duration Plus Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

$1,885,414	$2,951,106	$46,454,928	$78,121,563

173,423	(2,104,358)	(1,763,671)	(32,870,048)

2,331,474	(800,019)	91,505,473	(83,430,444)

0	0	33,244	0

4,390,311	46,729	136,229,974	(38,178,929)

(2,066,889)	(3,257,158)	(54,155,115)	(82,290,539)

91,723,116	92,383,791	189,004,827	501,187,296

1,527,975	2,668,036	37,167,231	64,572,044

93,251,091	95,051,827	226,172,058	565,759,340

(52,025,283)	(132,148,443)	(326,078,058)	(516,998,084)

41,225,808	(37,096,616)	(99,906,000)	48,761,256

43,549,230	(40,307,045)	(17,831,141)	(71,708,212)

216,732,684	257,039,729	3,291,645,149	3,363,353,361

$260,281,914	$216,732,684	$3,273,814,008	$3,291,645,149

2019 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

International Class and Tax-Managed International Class, respectively	$(52,502,915)	$(14,325,300)	$(43,586,547)	$(44,003,206)

Class A	(158,640)	(281,507)	(39,012)	(24,488)

Class B	(77)	0	(20)	(17)

Class C	(26,508)	0	(1,323)	0

Class Z	(16,807,013)	(4,358,244)	(7,581,301)	(6,571,034)

	$(69,495,153)	$(18,965,051)	$(51,208,203)	$(50,598,745)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Emerging Markets Class	$(78,152,549)	$(10,055,242)

Class Z	(12,884,657)	(1,916,019)

	$(91,037,206)	$(11,971,261)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Municipal Class	$(13,407,226)	$(25,877,643)	$(64,573,004)	$(121,945,462)

Class A	(678,278)	(1,705,954)	(2,243,351)	(5,519,314)

Class B	0	0	(40)	(270)

Class C	(77,686)	(173,834)	(352,215)	(764,082)

Advisor Class	(258,010)	(387,935)	(4,168,199)	(25,331,563)

Class Z	0	0	(8,842,840)	(1,592,654	) (a)

	$(14,421,200)	$(28,145,366)	$(80,179,649)	$(155,153,345)

(a) Commenced distribution on July 2, 2018.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Municipal Class	$(18,755,365)	$(36,378,164)

Class A	(1,294,134)	(2,663,477)

Class B	0	(24)

Class C	(212,913)	(492,791)

Advisor Class	(445,111)	(751,035)

	$(20,707,523)	$(40,285,491)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Short Duration Plus Class	$(1,883,309)	$(2,980,762)

Class A	(166,168)	(245,961)

Class B	(48)	(132)

Class C	(17,364)	(30,303)

	$(2,066,889)	$(3,257,158)

2019 Semi-Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$17.77	$18.11	$15.72	$14.68		$15.86	$15.94

Income from investment operations:

Investment income, net†‡	0.06	0.23	0.21	0.25	^	0.19	0.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.22)	(0.37)	2.45	1.01		(1.04)	(0.15)

Contributions from affiliates	0	0	0	0		0	0.00 (a)

Total from investment operations	(1.16)	(0.14)	2.66	1.26		(0.85)	0.20

Less dividends:

Dividends from net investment income	(0.27)	(0.20)	(0.27)	(0.22)		(0.33)	(0.28)

Distributions from net realized gain on investment transactions	(0.53)	0	0	0		0	0

Total dividends and distributions	(0.80)	(0.20)	(0.27)	(0.22)		(0.33)	(0.28)

Net asset value, end of period	$15.81	$17.77	$18.11	$15.72		$14.68	$15.86

Total return (b)	(6.19)%	(0.78)%	17.27%	8.63%	^	(5.46)%	1.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,072,965	$1,172,933	$1,321,390	$1,355,337		$1,454,581	$1,529,195

Average net assets (000 omitted)	$1,051,419	$1,255,011	$1,326,123	$1,418,373		$1,569,703	$1,631,212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06% *	1.08%	1.16%	1.16%		1.16% +	1.15%

Expenses, before waivers/reimbursements	1.06% *	1.10%	1.21%	1.20%		1.21% +	1.20%

Net investment income‡	0.73% *	1.25%	1.32%	1.66%	^	1.21% +	2.15%

Portfolio turnover rate	25%	45%	82%	77%		80%	67%

See Footnote Summary on page 45.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$17.77		$18.15	$15.79	$14.75		$15.93		$16.06

Income from investment operations:

Investment income, net†‡	0.06		0.24	0.22	0.25	^	0.20		0.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)		(0.37)	2.41	1.02		(1.03)		(0.18)

Contributions from affiliates	0		0	0	0		0		0.00 (a)

Total from investment operations	(1.11)		(0.13)	2.63	1.27		(0.83)		0.19

Less dividends:

Dividends from net investment income	(0.25)		(0.25)	(0.27)	(0.23)		(0.35)		(0.32)

Net asset value, end of period	$16.41		$17.77	$18.15	$15.79		$14.75		$15.93

Total return (b)	(6.15)%		(0.77)%	17.02%	8.65%	^	(5.32)%		1.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,858,340		$3,112,837	$3,285,902	$3,247,504		$3,565,820		$3,753,170

Average net assets (000 omitted)	$2,801,249		$3,267,732	$3,225,527	$3,404,447		$3,748,062		$3,901,952

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%	*	1.03%	1.11%	1.11%		1.11%	+	1.11%

Expenses, before waivers/reimbursements	1.02%	*	1.04%	1.16%	1.16%		1.16%	+	1.16%

Net investment income‡	0.77%	*	1.31%	1.38%	1.68%	^	1.29%	+	2.25%

Portfolio turnover rate	26%		46%	78%	69%		76%		64%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2019 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$28.39		$31.25		$26.21		$22.77		$28.47	$26.95

Income from investment operations:

Investment income, net†‡	0.04		0.28		0.19		0.15	^	0.23	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42		(2.90)		5.00		3.86		(4.98)	1.35

Contributions from affiliates	0.00	(a)	0.00	(a)	0.00	(a)	0		0	0

Total from investment operations	0.46		(2.62)		5.19		4.01		(4.75)	1.75

Less dividends and distributions:

Dividends from net investment income	(0.33)		(0.17)		(0.15)		(0.16)		(0.36)	(0.30)

Distributions from net realized gain on investment transactions	(1.59)		(0.07)		0		(0.41)		(0.61)	0

Total dividends and distributions	(1.92)		(0.24)		(0.15)		(0.57)		(0.97)	(0.30)

Portfolio transaction fee	0		0		0		0		0.02	0.07

Net asset value, end of period	$26.93		$28.39		$31.25		$26.21		$22.77	$28.47

Total return (b)	2.52%		(8.46)%	††^^	19.96%	^^	18.04%	^	(17.20)% (c)	6.79% (c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,179,517		$1,174,312		$1,308,216		$1,215,605		$1,110,925	$1,298,583

Average net assets (000 omitted)	$1,092,739		$1,316,137		$1,233,869		$1,137,202		$1,279,187	$1,272,134

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.30%	*	1.33%		1.46%		1.48%		1.44% +	1.44%

Expenses, before waivers/reimbursements	1.30%	*	1.33%		1.48%		1.52%		1.49% +	1.49%

Net investment income‡	0.32%	*	0.86%		0.69%		0.63%	^	0.84% +	1.41%

Portfolio turnover rate	42%		65%		63%		71%		54%	53%

See Footnote Summary on page 45.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$12.50		$12.60	$12.60	$12.60		$12.62		$12.61

Income from investment operations

Investment income, net†	0.08	‡	0.12 ‡	0.06	0.06	^‡	0.03		0.04

Net realized and unrealized gain (loss) on investment transactions	0.09		(0.10)	0.01	0.01		(0.01)		0.03

Total from investment operations	0.17		0.02	0.07	0.07		0.02		0.07

Less dividends and distributions:

Dividends from net investment income	(0.08)		(0.12)	(0.06)	(0.06)		(0.04)		(0.04)

Distributions from net realized gain on investment transactions	0		0	(0.01)	(0.01)		(0.00	) (a)	(0.02)

Total dividends and distributions	(0.08)		(0.12)	(0.07)	(0.07)		(0.04)		(0.06)

Net asset value, end of period	$12.59		$12.50	$12.60	$12.60		$12.60		$12.62

Total return (b)	1.38%		0.18%	0.58%	0.55%	^	0.14%		0.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$191,114		$188,148	$203,306	$148,489		$189,677		$257,900

Average net assets (000 omitted)	$187,273		$199,804	$169,137	$164,757		$218,232		$279,244

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.50%	*	0.52%	0.61%	0.65%		0.63%	+	0.62%

Expenses, before waivers/reimbursements	0.51%	*	0.52%	0.61%	0.65%		0.63%	+	0.62%

Net investment income	1.31%	*‡	0.97% ‡	0.52%	0.48%	^‡	0.27%	+	0.29%

Portfolio turnover rate	25%		58%	44%	42%		25%		32%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2019 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$13.99		$14.32	$14.59	$14.40		$14.49		$14.29

Income from investment operations:

Investment income, net†	0.16		0.31	0.30	0.31	^	0.32		0.33

Net realized and unrealized gain (loss) on investment transactions	0.27		(0.33)	(0.27)	0.18		(0.09)		0.20

Total from investment operations	0.43		(0.02)	0.03	0.49		0.23		0.53

Less dividends:

Dividends from net investment income	(0.16)		(0.31)	(0.30)	(0.30)		(0.32)		(0.33)

Net asset value, end of period	$14.26		$13.99	$14.32	$14.59		$14.40		$14.49

Total return (b)	3.11%		(0.13)%	0.23%	3.46%	^	1.61%		3.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,165,321		$1,189,754	$1,150,520	$1,119,516		$1,036,742		$979,252

Average net assets (000 omitted)	$1,162,600		$1,177,686	$1,118,392	$1,080,590		$1,007,317		$934,129

Ratio to average net assets of:

Expenses	0.55%	*	0.55%	0.57%	0.63%		0.63%	+	0.63%

Net investment income	2.29%	*	2.19%	2.10%	2.10%	^	2.22%	+	2.32%

Portfolio turnover rate	10%		38%	17%	12%		16%		10%

See Footnote Summary on page 45.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$14.05		$14.43	$14.67	$14.47		$14.53	$14.36

Income from investment operations:

Investment income, net†	0.17		0.31	0.29	0.29	^	0.30	0.33

Net realized and unrealized gain (loss) on investment transactions	0.33		(0.38)	(0.24)	0.20		(0.06)	0.18

Total from investment operations	0.50		(0.07)	0.05	0.49		0.24	0.51

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.31)	(0.29)	(0.29)		(0.30)	(0.34)

Distributions from net realized gain on investment transactions	0		0	0	0		0	(0.00	) (a)

Total dividends and distributions	(0.17)		(0.31)	(0.29)	(0.29)		(0.30)	(0.34)

Net asset value, end of period	$14.38		$14.05	$14.43	$14.67		$14.47	$14.53

Total return (b)	3.59%		(0.45)%	0.37%	3.40%	^	1.69%	3.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,413,819		$5,479,314	$5,377,573	$5,276,927		$4,860,803	$4,618,712

Average net assets (000 omitted)	$5,345,123		$5,511,547	$5,274,036	$5,048,509		$4,800,047	$4,395,640

Ratio to average net assets of:

Expenses	0.46%	*	0.46%	0.49%	0.54%		0.55% +	0.56%

Net investment income	2.41%	*	2.20%	2.02%	1.98%	^	2.09% +	2.32%

Portfolio turnover rate	11%		23%	25%	11%		15%	19%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2019 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$13.68		$14.07	$14.34	$14.10		$14.17		$14.05

Income from investment operations:

Investment income, net†	0.16		0.31	0.30	0.32	^	0.34		0.35

Net realized and unrealized gain (loss) on investment transactions	0.31		(0.39)	(0.27)	0.24		(0.07)		0.13

Contributions from affiliates	0		0.00 (a)	0	0		0		0

Total from investment operations	0.47		(0.08)	0.03	0.56		0.27		0.48

Less dividends:

Dividends from net investment income	(0.16)		(0.31)	(0.30)	(0.32)		(0.34)		(0.36)

Net asset value, end of period	$13.99		$13.68	$14.07	$14.34		$14.10		$14.17

Total return (b)	3.46%		(0.57)%	0.29%	3.90%	^	1.94%		3.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,634,231		$1,631,011	$1,595,536	$1,560,549		$1,445,775		$1,433,174

Average net assets (000 omitted)	$1,615,273		$1,621,380	$1,557,199	$1,504,287		$1,444,292		$1,371,449

Ratio to average net assets of:

Expenses	0.53%	*	0.53%	0.56%	0.61%		0.61%	+	0.61%

Net investment income	2.32%	*	2.23%	2.12%	2.23%	^	2.42%	+	2.52%

Portfolio turnover rate	7%		23%	23%	17%		17%		11%

See Footnote Summary on page 45.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.53		$11.68		$11.75		$11.74		$11.74		$11.74

Income from investment operations:

Investment income, net†	0.10	‡	0.15	‡	0.09	‡	0.09	^‡	0.06		0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13		(0.13)		(0.05)		0.02		0.02		0.03

Contributions from affiliates	0		0		0.00	(a)	0		0		0

Total from investment operations	0.23		0.02		0.04		0.11		0.08		0.09

Less dividends:

Dividends from net investment income	(0.11)		(0.17)		(0.11)		(0.10)		(0.08)		(0.09)

Net asset value, end of period	$11.65		$11.53		$11.68		$11.75		$11.74		$11.74

Total return (b)	2.00%		0.18%		0.37%	††	0.96%	^††	0.69%		0.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$235,886		$188,523		$224,323		$313,720		$262,551		$313,410

Average net assets (000 omitted)	$198,715		$207,677		$266,909		$281,499		$291,134		$347,138

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.56%	*	0.60%		0.66%		0.65%		0.64%	+	0.62%

Expenses, before waivers/reimbursements	0.56%	*	0.60%		0.66%		0.65%		0.64%	+	0.62%

Net investment income	1.74%	*‡	1.30%	‡	0.75%	‡	0.73%	^‡	0.50%	+	0.55%

Portfolio turnover rate**	20%		85%		64%		76%		86%		67%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2019 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14

Net asset value, beginning of period	$12.76		$13.23	$13.63	$13.41		$13.72		$13.47

Income from investment operations

Investment income, net†	0.18		0.30	0.30	0.36	^	0.34		0.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.36		(0.45)	(0.21)	0.46		0.01		0.27

Contributions from affiliates	0.00	(a)	0	0.00 (a)	0		0.00	(a)	0

Total from investment operations	0.54		(0.15)	0.09	0.82		0.35		0.66

Less dividends and distributions:

Dividends from net investment income	(0.21)		(0.32)	(0.34)	(0.42)		(0.40)		(0.38)

Distributions from net realized gain on investment transactions	0		0	(0.15)	(0.18)		(0.26)		(0.03)

Total dividends and distributions	(0.21)		(0.32)	(0.49)	(0.60)		(0.66)		(0.41)

Net asset value, end of period	$13.09		$12.76	$13.23	$13.63		$13.41		$13.72

Total return (b)	4.32%		(1.14)%	0.71%	6.33%	^††	2.56%		4.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,273,814		$3,291,645	$3,363,353	$3,443,945		$3,446,978		$3,848,564

Average net assets (000 omitted)	$3,228,591		$3,339,472	$3,350,914	$3,395,239		$3,575,822		$3,885,193

Ratio to average net assets of:

Expenses	0.57%	*	0.57%	0.59%	0.59%		0.59%	+	0.58%

Net investment income	2.89%	*	2.34%	2.27%	2.67%	^	2.49%	+	2.86%

Portfolio turnover rate**	35%		201%	230%	146%		249%		244%

See Footnote Summary on page 45.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expense waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
New York Municipal	0.001	0.01%	0.01%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%, and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
*	Annualized.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, without taking into account these transaction fees would have been (18.03)%, and 4.67%, respectively.

See Notes to Financial Statements.

2019 Semi-Annual Report	45

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class B, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C

Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

46	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2019 Semi-Annual Report	47

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

48	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2019:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$35,812,971	$237,397,578		$0	$273,210,549

Industrials	9,416,514	173,298,078		0	182,714,592

Consumer Staples	22,106,351	137,493,832		0	159,600,183

Information Technology	16,017,697	134,919,539		0	150,937,236

Health Care	13,356,385	130,215,559		0	143,571,944

Consumer Discretionary	34,579,189	98,608,917		0	133,188,106

Materials	5,092,853	88,766,493		0	93,859,346

Communication Services	16,092,058	62,083,585		0	78,175,643

Energy	5,787,798	68,098,615		0	73,886,413

Utilities	4,549,716	40,916,050		0	45,465,766

Real Estate	0	26,176,361		0	26,176,361

Short-Term Investments	32,400,842	0		0	32,400,842

Total Investments in Securities	195,212,374	1,197,974,607	(a)	0	1,393,186,981

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	2,087,915		0	2,087,915

Liabilities:

Futures	(33,131)	0		0	(33,131	) (c)

Forward Currency Exchange Contracts	0	(2,952,467)		0	(2,952,467)

Total	$195,179,243	$1,197,110,055		$0	$1,392,289,298

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$83,552,444	$555,137,879		$0	$638,690,323

Industrials	21,619,512	407,492,917		0	429,112,429

Consumer Staples	51,688,681	322,323,210		0	374,011,891

Information Technology	36,947,340	316,197,356		0	353,144,696

Health Care	31,904,055	303,867,352		0	335,771,407

Consumer Discretionary	80,555,135	231,722,249		0	312,277,384

Materials	12,134,625	210,027,805		0	222,162,430

Communication Services	37,680,740	144,509,990		0	182,190,730

Energy	13,540,696	156,136,528		0	169,677,224

Utilities	10,629,429	95,192,395		0	105,821,824

Real Estate	0	61,179,928		0	61,179,928

Short-Term Investments	75,891,579	0		0	75,891,579

Total Investments in Securities	456,144,236	2,803,787,609	(a)	0	3,259,931,845

2019 Semi-Annual Report	49

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (b)
Assets:

Forward Currency Exchange Contracts	$0	$10,423,054	$0		$10,423,054

Liabilities:

Futures	(76,315)	0	0		(76,315	) (c)

Forward Currency Exchange Contracts	0	(13,962,502)	0		(13,962,502)

Total	$456,067,921	$2,800,248,161	$0		$3,256,316,082

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:
Common Stocks:

Financials	$100,614,917	$312,061,560	$0		$412,676,477

Information Technology	1,523,560	219,161,716	0		220,685,276

Consumer Discretionary	98,208,030	41,776,855	0		139,984,885

Industrials	40,733,653	73,908,359	0		114,642,012

Communication Services	48,201,850	50,832,500	0		99,034,350

Materials	12,506,249	75,480,314	0	(d)	87,986,563

Energy	68,296,610	19,000,828	0		87,297,438

Consumer Staples	1,666,243	54,872,961	0		56,539,204

Real Estate	6,249,635	35,794,655	0		42,044,290

Health Care	2,476,501	28,928,917	0		31,405,418

Utilities	8,833,896	7,092,148	0		15,926,044

Equity Linked Notes	0	33,894,875	0		33,894,875

Short-Term Investments	13,384,247	0	0		13,384,247

Total Investments in Securities	402,695,391	952,805,688 (a)	0		1,355,501,079

Other Financial Instruments (b):

Assets:

Futures	2,147	0	0		2,147	(c)

Forward Currency Exchange Contracts	0	975,613	0		975,613

Liabilities:

Forward Currency Exchange Contracts	0	(3,035,773)	0		(3,035,773)

Total	$402,697,538	$950,745,528	$0		$1,353,443,066

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$147,596,076	$3,401,108		$150,997,184

Short-Term Municipal Notes	0	35,132,731	0		35,132,731

Short-Term Investments:

Investment Companies	5,182,832	0	0		5,182,832

U.S. Treasury Bills	0	4,999,662	0		4,999,662

Total Investments in Securities	5,182,832	187,728,469	3,401,108		196,312,409

50	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (b):

Assets	$0	$0	$0		$0

Liabilities:

Inflation (CPI) Swaps	0	(98,725)	0		(98,725)

Total	$5,182,832	$187,629,744	$3,401,108		$196,213,684

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,217,215,051	$36,707,634	(d)	$1,253,922,685

Short-Term Municipal Notes	0	11,116,411	0		11,116,411

Governments—Treasuries	0	10,592,601	0		10,592,601

Short-Term Investments	0	5,999,594	0		5,999,594

Total Investments in Securities	0	1,244,923,657	36,707,634		1,281,631,291

Other Financial Instruments (b):

Assets	0	0	0		0

Liabilities:

Credit Default Swaps	0	(598,276)	0		(598,276)

Inflation (CPI) Swaps	0	(1,743,932)	0		(1,743,932)

Total	$0	$1,242,581,449	$36,707,634		$1,279,289,083

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$6,329,536,613	$166,750,253		$6,496,286,866

Short-Term Municipal Notes	0	64,860,000	0		64,860,000

Governments—Treasuries	0	100,842,807	0		100,842,807

Short-Term Investments	0	107,807,079	0		107,807,079

Total Investments in Securities	0	6,603,046,499	166,750,253		6,769,796,752

Other Financial Instruments (b):

Assets	0	0	0		0

Liabilities:

Credit Default Swaps	0	(2,501,251)	0		(2,501,251)

Inflation (CPI) Swaps	0	(9,141,338)	0		(9,141,338)

Total	$0	$6,591,403,910	$166,750,253		$6,758,154,163

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,787,492,045	$15,040,048		$1,802,532,093

Governments—Treasuries	0	3,604,500	0		3,604,500

Short-Term Investments	0	4,999,662	0		4,999,662

Total Investments in Securities	0	1,796,096,207	15,040,048		1,811,136,255

2019 Semi-Annual Report	51

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets	$0	$0	$0	$0

Liabilities:

Credit Default Swaps	0	(835,438)	0	(835,438)

Inflation (CPI) Swaps	0	(2,499,620)	0	(2,499,620)

Total	$0	$1,792,761,149	$15,040,048	$1,807,801,197

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$138,651,965	$0	$138,651,965

Corporates—Investment Grade	0	38,446,608	0	38,446,608

Inflation-Linked Securities	0	20,723,383	0	20,723,383

Commercial Mortgage-Backed Securities	0	12,401,386	1,745,172	14,146,558

Asset-Backed Securities	0	10,371,990	2,262,055	12,634,045

Collateralized Mortgage Obligations	0	10,797,897	0	10,797,897

Agencies	0	9,688,473	0	9,688,473

Mortgage Pass-Throughs	0	2,415,633	0	2,415,633

Short-Term Investments:

Governments—Treasuries	0	5,867,360	0	5,867,360

U.S. Treasury Bills	0	1,938,809	0	1,938,809

Total Investments in Securities	0	251,303,504	4,007,227	255,310,731

Other Financial Instruments (b):

Assets:

Futures	249,185	0	0	249,185	(c)

Forward Currency Exchange Contracts	0	50,217	0	50,217

Credit Default Swaps	0	86,564	0	86,564

Liabilities:

Futures	(26,773)	0	0	(26,773	) (c)

Credit Default Swaps	0	(1,040,552)	0	(1,040,552)

Total	$222,412	$250,399,733	$4,007,227	$254,629,372

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$755,435,712	$0	$755,435,712

Governments—Treasuries	0	729,653,799	0	729,653,799

Mortgage Pass-Throughs	0	597,157,323	0	597,157,323

Commercial Mortgage-Backed Securities	0	283,870,003	39,893,592	323,763,595

Inflation-Linked Securities	0	194,744,425	0	194,744,425

Collateralized Mortgage Obligations	0	189,986,554	1,515,230	191,501,784

Asset-Backed Securities	0	124,045,647	47,918,955	171,964,602

Corporates—Non-Investment Grade	0	87,161,840	0	87,161,840

Agencies	0	85,377,640	0	85,377,640

Quasi-Sovereigns	0	16,389,152	0	16,389,152

52	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Local Governments—US Municipal Bonds	$0	$12,905,074	$0	$12,905,074

Emerging Markets—Corporate Bonds	0	12,834,677	0	12,834,677

Common Stocks	0	0	2,708,767	2,708,767

Emerging Markets—Sovereigns	0	2,071,575	0	2,071,575

Short-Term Investments:

Governments—Treasuries	0	73,116,331	0	73,116,331

U.S. Treasury Bills	0	48,556,923	0	48,556,923

Total Investments in Securities	0	3,213,306,675	92,036,544	3,305,343,219

Other Financial Instruments (b):

Assets:

Futures	9,468,347	0	0	9,468,347	(c)

Forward Currency Exchange Contracts	0	1,909,257	0	1,909,257

Centrally Cleared Interest Rate Swaps	0	5,842,506	0	5,842,506	(c)

Credit Default Swaps	0	1,936,669	0	1,936,669

Liabilities:

Futures	(1,351,381)	0	0	(1,351,381	) (c)

Forward Currency Exchange Contracts	0	(1,899,508)	0	(1,899,508)

Centrally Cleared Credit Default Swaps	0	(995,254)	0	(995,254	) (c)

Centrally Cleared Interest Rate Swaps	0	(4,477,620)	0	(4,477,620	) (c)

Credit Default Swaps	0	(19,195,152)	0	(19,195,152)

Total	$8,116,966	$3,196,427,573	$92,036,544	$3,296,581,083

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)	The Portfolio held securities with zero market value at period end.

2019 Semi-Annual Report	53

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/18	$3,146,677	$3,146,677

Accrued discounts/(premiums)	(34,849)	(34,849)

Realized gain (loss)	0	0

Change in unrealized appreciation/depreciation	56,505	56,505

Purchases	467,775	467,775

Sales	(235,000)	(235,000)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$3,401,108	$3,401,108

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$56,546	$56,546

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(b)	TOTAL
Balance as of 9/30/18	$31,915,661	$31,915,661

Accrued discounts/(premiums)	(142,604)	(142,604)

Realized gain (loss)	0	0

Change in unrealized appreciation/depreciation	504,361	504,361

Purchases	4,430,216	4,430,216

Sales	0	0

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$36,707,634	$36,707,634

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$504,361	$504,361

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/18	$148,218,121	$148,218,121

Accrued discounts/(premiums)	(728,653)	(728,653)

Realized gain (loss)	(54,443)	(54,443)

Change in unrealized appreciation/depreciation	1,114,649	1,114,649

Purchases	7,922,647	7,922,647

Sales	(321,246)	(321,246)

Transfers in to Level 3	10,599,178	10,599,178 (c)

Transfers out of Level 3	0	0

Balance as of 3/31/19	$166,750,253	$166,750,253

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/19 (a)	$1,061,205	$1,061,205

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET-BACKED SECURITIES	TOTAL
Balance as of 9/30/18	$1,389,688	$2,366,871	$3,756,559

Accrued discounts/(premiums)	(689)	22	(667)

Realized gain (loss)	0	114	114

Change in unrealized appreciation/depreciation	5,558	12,380	17,938

Purchases/Payups	350,615	646,688	997,303

Sales/Paydowns	0	(764,020)	(764,020)

Transfers in to Level 3	0	0	0

Transfers out of Level 3	0	0	0

Balance as of 3/31/19	$1,745,172	$2,262,055	$4,007,227

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$5,558	$12,380	$17,938

INTERMEDIATE DURATION PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET-BACKED SECURITIES
Balance as of 9/30/18	$41,296,165	$1,502,523	$57,229,149

Accrued discounts/(premiums)	14,916	0	51

Realized gain (loss)	(12,493)	0	23

Change in unrealized appreciation/depreciation	599,810	12,707	305,155

Purchases/Payups	0	0	2,999,762

Sales/Paydowns	(2,004,806)	0	(12,615,185)

Transfers in to Level 3	0	0	0

Transfers out of Level 3	0	0	0

Balance as of 3/31/19	$39,893,592	$1,515,230	$47,918,955

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$599,810	$12,707	$305,155

	COMMON STOCKS	TOTAL
Balance as of 9/30/18	$2,821,285	$102,849,122

Accrued discounts/(premiums)	0	14,967

Realized gain (loss)	0	(12,470)

Change in unrealized appreciation/depreciation	(112,518)	805,154

Purchases/Payups	0	2,999,762

Sales/Paydowns	0	(14,619,991)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$2,708,767	$92,036,544

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$(112,518)	$805,154

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	The Portfolio held securities with zero market value at period end.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

2019 Semi-Annual Report	55

Notes to Financial Statements (continued)

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2019. Securities priced by third party vendors are excluded from the following tables:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
CALIFORNIA MUNICIPAL PORTFOLIO	FAIR VALUE AT 3/31/19	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

INTERMEDIATE DURATION PORTFOLIO	FAIR VALUE AT 3/31/19	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$2,708,767	Market Approach	NAV Equivalent	$962.95/N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

56	Sanford C. Bernstein Fund, Inc.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

2019 Semi-Annual Report	57

Notes to Financial Statements (continued)

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%
	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

For the period from January 27, 2017 to December 31, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal					0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration Plus					0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

58	Sanford C. Bernstein Fund, Inc.

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax-Managed International Portfolio, and 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Following the Secondary Offering and the Share Buyback, AXA’s ownership of the shares of common stock of AXA Equitable decreased from approximately 60.1% as of March 7, 2019 to approximately 48.3% of the shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolios’ current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 and December 11, 2018 adjourned shareholder meetings, shareholders approved the new and future investment advisory agreements.

During the six months ended March 31, 2019, the Adviser reimbursed the Emerging Markets and Intermediate Duration Portfolios $70,803 and $33,244, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Emerging Markets and New York Municipal Portfolios $31,039 and $603, respectively, for trading losses incurred due to trade entry errors.

2019 Semi-Annual Report	59

Notes to Financial Statements (continued)

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2019, the compensation retained by ABIS amounted to: International Portfolio, $34,216; Tax-Managed International Portfolio, $41,564; Emerging Markets Portfolio, $17,108; California Municipal Portfolio, $9,075; Diversified Municipal Portfolio, $133,531; New York Municipal Portfolio, $11,170; and Short Duration Plus Portfolio, $8,442.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2019, such waivers amounted to $25,356 and $5,236, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2019, such waiver amounted to $7,571. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$106,890	$207,280	N/A	$0	N/A	$0
Class C	1,339,527	1,213,943	976,813	$810,100	$990,519	$918,792

60	Sanford C. Bernstein Fund, Inc.

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The International Portfolio, the Tax Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolios’ pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2019, such waivers amounted to:

PORTFOLIO	AMOUNT
International	$17,124
Tax-Managed International	46,880
Emerging Markets	8,519
Short Duration Diversified Municipal	1,588

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2019 is as follows:

PORTFOLIO	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)
International	$49,494	$148,139	$165,232	$32,401	$391
Tax-Managed International	123,105	328,146	375,359	75,892	1,055
Emerging Markets	21,512	223,351	231,479	13,384	187
Short Duration Diversified Municipal	1,754	54,300	50,871	5,183	37

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Diversified Municipal Portfolio and the Short Duration Plus Portfolio are subject to a contingent deferred sales charge that declines from 3% to 0% depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are subject to a contingent deferred sales charge that declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of all Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar

2019 Semi-Annual Report	61

Notes to Financial Statements (continued)

month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Effective August 30, 2018, sales of Class B shares of New York Municipal Portfolio to new and existing investors were suspended.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2019, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$167	$1	$0	$57

Tax-Managed International	3	0	0	0

California Municipal	2	17,301	N/A	123

Diversified Municipal	0	19,806	0	626

New York Municipal	0	3,281	0	237

Short Duration Plus	171	86	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2019 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$339,135	$0	$0

Tax-Managed International	780,065	0	0

Emerging Markets	935,426	0	0

Short Duration Plus	2,029	0	0

Intermediate Duration	44,654	0	0

There were no brokerage commissions paid by Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal for the six months ended March 31, 2019.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$338,869,767	$0	$367,585,913	$0

Tax-Managed International	799,563,600	0	818,589,427	0

Emerging Markets	530,170,260	0	535,319,182	0

62	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Short Duration Diversified Municipal	$39,705,710	$0	$26,218,082	$11,768,222

California Municipal	120,806,882	7,121,481	110,438,537	45,158,678

Diversified Municipal	645,764,929	94,085,900	958,577,643	26,000,844

New York Municipal	131,294,124	0	111,619,366	25,160,182

Short Duration Plus	6,854,506	81,427,450	14,583,656	27,347,926

Intermediate Duration	239,501,593	1,149,436,797	193,211,070	882,281,681

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$164,558,667	$(88,354,859)	$76,203,808

Tax-Managed International	381,050,666	(235,686,799)	145,363,867

Emerging Markets	194,905,458	(92,555,695)	102,349,763

Short Duration Diversified Municipal	684,744	(235,106)	449,638

California Municipal	37,279,611	(2,750,709)	34,528,902

Diversified Municipal	202,532,434	(16,660,116)	185,872,318

New York Municipal	54,742,361	(4,696,779)	50,045,582

Short Duration Plus	1,438,780	(825,908)	612,872

Intermediate Duration	82,930,385	(29,273,752)	53,656,633

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2019 Semi-Annual Report	63

Notes to Financial Statements (continued)

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2019, the Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2019, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. During the six months ended March 31, 2019, the Emerging Markets Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover

64	Sanford C. Bernstein Fund, Inc.

the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2019, the California Municipal Portfolio and Diversified Municipal Portfolio held interest rate swaps for hedging purposes. During the six months ended March 31, 2019, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2019, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

2019 Semi-Annual Report	65

Notes to Financial Statements (continued)

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of March 31, 2019, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for hedging purposes. During the six months ended March 31, 2019, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2019, the Intermediate Duration Portfolio held variance swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and

66	Sanford C. Bernstein Fund, Inc.

create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2019, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$33,131	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,087,915	Unrealized depreciation on forward currency exchange contracts	2,952,467

Total		$2,087,915		$2,985,598

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,192,324)	$(502,371)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,510,979)	(3,892,918)

Total		$(2,703,303)	$(4,395,289)

2019 Semi-Annual Report	67

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$76,315	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$10,423,054	Unrealized depreciation on forward currency exchange contracts	13,962,502

Total		$10,423,054		$14,038,817

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,839,034)	$(1,075,968)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,334,764)	(4,068,372)

Total		$(12,173,798)	$(5,144,340)

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Receivable/Payable for variation margin on futures	$2,147	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	975,613		Unrealized depreciation on forward currency exchange contracts	$3,035,773

Total		$977,760			$3,035,773

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

68	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(949,130)	$(227,190)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,031,893	(7,545,283)

Total		$2,082,763	$(7,772,473)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Unrealized depreciation on inflation swaps	$98,725

Total				$98,725

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$0	$(117,832)

Total		$0	$(117,832)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Unrealized depreciation on inflation swaps	$1,743,932

Credit contracts			Market value on credit default swaps	598,276

Total				$2,342,208

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(300)	$(1,831,471)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	75,036	(24,300)

Total		$74,736	$(1,855,771)

2019 Semi-Annual Report	69

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Unrealized depreciation on inflation swaps	$9,141,338

Credit contracts			Market value on credit default swaps	2,501,251

Total				$11,642,589

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(13,120)	$(9,605,428)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	311,982	(132,678)

Total		$298,862	$(9,738,106)

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Unrealized depreciation on inflation swaps	$2,499,620

Credit contracts			Market value on credit default swaps	835,438

Total				$3,335,058

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$0	$(2,638,342)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	104,203	(44,307)

Total		$104,203	$(2,682,649)

70	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$249,185	*	Receivable/Payable for variation margin on futures	$26,773	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	50,217

Credit contracts	Market value on credit default swaps	86,564		Market value on credit default swaps	1,040,552

Total		$385,966			$1,067,325

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$185,027	$309,459

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,709	(69,240)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	78,644	(68,877)

Total		$265,380	$171,342

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$9,468,347	*	Receivable/Payable for variation margin on futures	$1,351,381	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	156,521	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,842,506	*	Receivable/Payable for variation margin on centrally cleared swaps	4,477,620	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,909,257		Unrealized depreciation on forward currency exchange contracts	1,899,508

Credit contracts	Market value on credit default swaps	1,936,669		Market value on credit default swaps	19,195,152

Total		$19,156,779			$27,080,182

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2019 Semi-Annual Report	71

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$551,815	$16,861,832

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,242,297)	(2,968,533)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,146,372)	2,232,371

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,231,075	(1,350,878)

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(114,296)	83,116

Total		$(1,720,075)	$14,857,908

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2019:

INTERNATIONAL PORTFOLIO
Futures:

Average notional amount of buy contracts	$37,223,695

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$396,130,846

Average principal amount of sale contracts	$419,551,347

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:

Average notional amount of buy contracts	$98,517,217

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$931,687,940

Average principal amount of sale contracts	$978,182,366

EMERGING MARKETS PORTFOLIO
Futures:

Average notional amount of buy contracts	$10,897,523	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$225,147,626

Average principal amount of sale contracts	$223,543,172

(a)	Positions were open for five months during the period.

72	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:

Average notional amount	$9,000,000

CALIFORNIA MUNICIPAL PORTFOLIO
Inflation Swaps:

Average notional amount	$139,675,571

Credit Default Swaps:

Average notional amount of sale contracts	$4,530,000

DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:

Average notional amount	$732,467,429

Centrally Cleared Interest Rate Swaps:

Average notional amount	$94,180,000	(a)

Credit Default Swaps:

Average notional amount of sale contracts	$18,939,286

(a)	Positions were open for less than one months during the period.

NEW YORK MUNICIPAL PORTFOLIO
Inflation Swaps:

Average notional amount	$201,388,286

Credit Default Swaps:

Average notional amount of sale contracts	$6,325,714

SHORT DURATION PLUS PORTFOLIO
Futures:

Average notional amount of buy contracts	$59,510,953

Average notional amount of sale contracts	$2,447,734

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$96,836	(a)

Average principal amount of sale contracts	$7,053,692

Credit Default Swaps:

Average notional amount of buy contracts	$4,099,000

Average notional amount of sale contracts	$7,196,857

(a)	Positions were open for three months during the period.

2019 Semi-Annual Report	73

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
Futures:

Average notional amount of buy contracts	$672,845,614

Average notional amount of sale contracts	$134,195,885

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$116,331,236

Average principal amount of sale contracts	$304,178,735

Centrally Cleared Interest Rate Swaps:

Average notional amount	$805,774,345

Credit Default Swaps:

Average notional amount of buy contracts	$109,703,857

Average notional amount of sale contracts	143,266,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$50,370,000

Variance Swap

Average notional amount	$5,913,124	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$168,439	$0	$0	$0	$168,439

Barclays Bank PLC	348,059	(348,059)	0	0	0

BNP Paribas SA	15,696	0	0	0	15,696

Citibank, NA	443,275	(443,275)	0	0	0

Credit Suisse International	13,486	0	0	0	13,486

Goldman Sachs Bank USA	2,564	(2,564)	0	0	0

JPMorgan Chase Bank, NA	8,933	(8,933)	0	0	0

Morgan Stanley & Co., Inc.	114,292	(114,292)	0	0	0

Natwest Markets PLC	142,003	(32,018)	0	0	109,985

Standard Chartered Bank	620,284	(620,284)	0	0	0

State Street Bank & Trust Co.	109,410	(98,671)	0	0	10,739

UBS AG	101,474	(58,901)	0	0	42,573

Total	$2,087,915	$(1,726,997)	$0	$0	$360,918	^

74	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,075,621	$(348,059)	$(727,562)	$0	$0

Citibank, NA	516,145	(443,275)	0	0	72,870

Goldman Sachs Bank USA	49,007	(2,564)	0	0	46,443

HSBC Bank USA	56,915	0	0	0	56,915

JPMorgan Chase Bank, NA	131,357	(8,933)	0	0	122,424

Morgan Stanley & Co., Inc.	130,155	(114,292)	0	0	15,863

Natwest Markets PLC	32,018	(32,018)	0	0	0

Standard Chartered Bank	803,677	(620,284)	0	0	183,393

State Street Bank & Trust Co.	98,671	(98,671)	0	0	0

UBS AG	58,901	(58,901)	0	0	0

Total	$2,952,467	$(1,726,997)	$(727,562)	$0	$497,908	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$764,273	$(257,190)	$0	$0	$507,083

Barclays Bank PLC	1,695,665	(1,695,665)	0	0	0

BNP Paribas SA	88,060	0	0	0	88,060

Citibank, NA	716,773	(716,773)	0	0	0

Credit Suisse International	490,172	(490,172)	0	0	0

Goldman Sachs Bank USA	95,134	(95,134)	0	0	0

HSBC Bank USA	34,415	(34,415)	0	0	0

JPMorgan Chase Bank, NA	688,454	(688,454)	0	0	0

Morgan Stanley & Co., Inc.	645,601	(637,991)	0	0	7,610

Natwest Markets PLC	1,232,046	(1,232,046)	0	0	0

Northern Trust Co.	1,593,864	0	0	0	1,593,864

Standard Chartered Bank	1,392,584	(1,392,584)	0	0	0

State Street Bank & Trust Co.	189,627	(189,627)	0	0	0

UBS AG	796,386	(612,223)	0	0	184,163

Total	$10,423,054	$(8,042,274)	$0	$0	$2,380,780	^

2019 Semi-Annual Report	75

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$257,190	$(257,190)	$0	$0	$0

Barclays Bank PLC	2,805,976	(1,695,665)	(1,110,311)	0	0

Citibank, NA	931,506	(716,773)	0	0	214,733

Credit Suisse International	1,140,187	(490,172)	0	0	650,015

Goldman Sachs Bank USA	944,650	(95,134)	0	0	849,516

HSBC Bank USA	138,344	(34,415)	0	0	103,929

JPMorgan Chase Bank, NA	734,171	(688,454)	0	0	45,717

Morgan Stanley & Co., Inc.	637,991	(637,991)	0	0	0

Natwest Markets PLC	1,968,733	(1,232,046)	0	0	736,687

Standard Chartered Bank	3,187,364	(1,392,584)	0	0	1,794,780

State Street Bank & Trust Co.	604,167	(189,627)	0	0	414,540

UBS AG	612,223	(612,223)	0	0	0

Total	$13,962,502	$(8,042,274)	$(1,110,311)	$0	$4,809,917	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$164,850	$(164,850)	$0	$0	$0

Barclays Bank PLC	99,612	(99,612)	0	0	0

BNP Paribas SA	42,691	(37,578)	0	0	5,113

Citibank, NA	67,997	(6,698)	0	0	61,299

Goldman Sachs Bank USA	300,048	(74,140)	0	0	225,908

HSBC Bank USA	64,709	(4,831)	0	0	59,878

JPMorgan Chase Bank, NA	25,925	(25,925)	0	0	0

Morgan Stanley Capital Services, Inc.	77,087	(77,087)	0	0	0

Standard Chartered Bank	6,007	0	0	0	6,007

State Street Bank & Trust Co.	126,687	(126,687)	0	0	0

Total	$975,613	$(617,408)	$0	$0	$358,205	^

76	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$311,758	$(164,850)	$0	$0	$146,908

Barclays Bank PLC	336,643	(99,612)	(237,031)	0	0

BNP Paribas SA	37,578	(37,578)	0	0	0

Citibank, NA	6,698	(6,698)	0	0	0

Deutsche Bank AG	1,606,035	0	0	0	1,606,035

Goldman Sachs Bank USA	74,140	(74,140)	0	0	0

HSBC Bank USA	4,831	(4,831)	0	0	0

JPMorgan Chase Bank, NA	133,315	(25,925)	0	0	107,390

Morgan Stanley Capital Services, Inc.	156,194	(77,087)	0	0	79,107

Natwest Markets PLC	81,233	0	0	0	81,233

State Street Bank & Trust Co.	287,348	(126,687)	0	0	160,661

Total	$3,035,773	$(617,408)	$(237,031)	$0	$2,181,334	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$98,725	$0	$0	$0	$98,725

Total	$98,725	$0	$0	$0	$98,725	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2019 Semi-Annual Report	77

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,283,694	$0	$0	$(1,283,694)	$0

Citibank, NA	181,824	0	0	(181,824)	0

Citigroup Global Markets, Inc.	192,281	0	0	0	192,281

Credit Suisse International	269,882	0	0	(254,618)	15,264

Goldman Sachs International	136,113	0	0	0	136,113

JPMorgan Chase Bank, NA	278,414	0	0	(265,331)	13,083

Total	$2,342,208	$0	$0	$(1,985,467)	$356,741	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$6,706,085	$0	$0	$(6,706,085)	$0

Citibank, NA	932,138	0	0	(932,138)	0

Citigroup Global Markets, Inc.	276,023	0	0	(276,023)	0

Credit Suisse International	1,574,132	0	0	(1,574,132)	0

Goldman Sachs International	651,096	0	0	(651,096)	0

JPMorgan Chase Bank, NA	1,503,115	0	(1,200,000)	(167,709)	135,406

Total	$11,642,589	$0	$(1,200,000)	$(10,307,183)	$135,406	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,631,787	$0	$0	$(1,630,836)	$951

Citibank, NA	254,863	0	0	(254,863)	0

Citigroup Global Markets, Inc.	92,219	0	0	0	92,219

Credit Suisse International	525,766	0	0	(525,766)	0

Goldman Sachs International	217,453	0	0	(217,453)	0

JPMorgan Chase Bank, NA	612,970	0	0	(554,893)	58,077

Total	$3,335,058	$0	$0	$(3,183,811)	$151,247	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$50,167	$0	$0	$0	$50,167

Citigroup Global Markets, Inc.	86,564	(86,564)	0	0	0

State Street Bank & Trust Co.	50	0	0	0	50

Total	$136,781	$(86,564)	$0	$0	$50,217^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$289,466	$(86,564)	$0	$0	$202,902

Credit Suisse International	463,802	0	0	(267,213)	196,589

Deutsche Bank AG	145,847	0	0	0	145,847

Goldman Sachs International	67,889	0	0	0	67,889

JPMorgan Securities LLC	73,548	0	0	0	73,548

Total	$1,040,552	$(86,564)	$0	$(267,213)	$686,775	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2019 Semi-Annual Report	79

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$21,338	$0	$0	$0	$21,338

Barclays Bank PLC	39,375	(39,375)	0	0	0

BNP Paribas SA	28,752	(5,948)	0	0	22,804

Citibank, NA	853,753	(277,774)	0	0	575,979

Citigroup Global Markets, Inc.	1,936,669	(1,936,669)	0	0	0

Credit Suisse International	51,172	(51,172)	0	0	0

Deutsche Bank AG	252,808	(252,808)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	75,358	(75,358)	0	0	0

HSBC Bank USA	27,639	(27,639)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	148,367	(148,367)	0	0	0

Natwest Markets PLC	108,257	(108,257)	0	0	0

Standard Chartered Bank	34,730	(34,730)	0	0	0

UBS AG	267,708	0	0	0	267,708

Total	$3,845,926	$(2,958,097)	$0	$0	$887,829	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$359,209	$(39,375)	$0	$(298,503)	$21,331

BNP Paribas SA	5,948	(5,948)	0	0	0

Citibank, NA	277,774	(277,774)	0	0	0

Citigroup Global Markets, Inc.	8,633,137	(1,936,669)	0	(6,696,468)	0

Credit Suisse International	4,062,259	(51,172)	0	(4,011,087)	0

Deutsche Bank AG	3,339,378	(252,808)	0	(3,086,570)	0

Goldman Sachs Bank USA/Goldman Sachs International	2,187,004	(75,358)	0	(2,111,646)	0

HSBC Bank USA	435,722	(27,639)	0	0	408,083

JPMorgan Chase Bank, NA/JPMorgan Securities LLC	882,350	0	0	(546,413)	335,937

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	409,121	(148,367)	0	(260,754)	0

Natwest Markets PLC	159,740	(108,257)	0	0	51,483

Standard Chartered Bank	340,751	(34,730)	0	0	306,021

State Street Bank & Trust Co.	2,267	0	0	0	2,267

Total	$21,094,660	$(2,958,097)	$0	$(17,011,441)	$1,125,122	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

80	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2019, Intermediate Duration Portfolio earned a drop in income of $322,788, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

PORTFOLIO	2018	2017
International

Distributions paid from:

Ordinary income	$18,965,051	$25,878,355

Total distributions paid	$18,965,051	$25,878,355

Tax-Managed International

Distributions paid from:

Ordinary income	$50,598,745	$61,728,815

Total distributions paid	$50,598,745	$61,728,815

Emerging Markets

Distributions paid from:

Ordinary income	$11,971,261	$7,757,991

Total distributions paid	$11,971,261	$7,757,991

2019 Semi-Annual Report	81

Notes to Financial Statements (continued)

PORTFOLIO	2018	2017
Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$106,131	$125,956

Long-term capital gains	0	0

Total taxable distributions	106,131	125,956

Tax exempt distributions	1,841,016	861,368

Total distributions paid	$1,947,147	$987,324

California Municipal

Distributions paid from:

Ordinary income	$533,704	$1,112,617

Long-term capital gains	0	0

Total taxable distributions	533,704	1,112,617

Tax exempt distributions	27,611,662	24,389,074

Total distributions paid	$28,145,366	$25,501,691

Diversified Municipal

Distributions paid from:

Ordinary income	$2,223,492	$6,527,462

Long-term capital gains	0	0

Total taxable distributions	2,223,492	6,527,462

Tax exempt distributions	152,929,853	129,890,739

Total distributions paid	$155,153,345	$136,418,201

New York Municipal

Distributions paid from:

Ordinary income	$515,596	$1,619,735

Long-term capital gains	0	0

Total taxable distributions	515,596	1,619,735

Tax exempt distributions	39,769,895	35,187,802

Total distributions paid	$40,285,491	$36,807,537

Short Duration Plus

Distributions paid from:

Ordinary income	$3,257,158	$2,688,998

Total distributions paid	$3,257,158	$2,688,998

Intermediate Duration

Distributions paid from:

Ordinary income	$82,290,539	$101,163,132

Long-term capital gains	0	21,211,135

Total distributions paid	$82,290,539	$122,374,267

82	Sanford C. Bernstein Fund, Inc.

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)

International	$22,185,529	$0	$0	$136,410,295	$158,595,824

Tax-Managed International	51,204,202	0	0	274,203,874	325,408,076

Emerging Markets	16,031,678	80,000,066	0	21,363,195	117,394,939

Short Duration Diversified Municipal	83,682	0	(1,414,297)	(942,453)	(2,273,068)

California Municipal	541,242	0	(20,512,218)	11,069,127	(8,901,849)

Diversified Municipal	3,475,716	0	(48,162,943)	18,447,853	(26,239,374)

New York Municipal	964,880	0	(19,701,807)	9,011,639	(9,725,288)

Short Duration Plus	964,917	0	(15,370,946)	(1,577,452)	(15,983,481)

Intermediate Duration	15,441,312	0	(62,446,435)	(29,808,026)	(76,813,149)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$83,682

California Municipal	541,242

Diversified Municipal	3,475,716

New York Municipal	964,880

(b)

As of September 30, 2018, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2018 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $64,162,404, $107,897,824, and $15,680,918 respectively, to offset current year net realized gains. Additionally, International Portfolio, Tax-Managed International Portfolio, and Short Duration Plus Portfolio had $846,702,072, $1,589,979,492, and $1,960,592 respectively, of capital loss carryforwards expire during the fiscal year. As of September 30, 2018, Short Duration Plus Portfolio deferred $388 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

2019 Semi-Annual Report	83

Notes to Financial Statements (continued)

As of September 30, 2018, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION

Short Duration Diversified Municipal	$302,334	$1,111,963	No expiration

California Municipal	2,406,179	N/A	2019

California Municipal	2,635,116	15,470,923	No expiration

Diversified Municipal	7,993,350	40,169,593	No expiration

New York Municipal	2,170,303	17,531,504	No expiration

Short Duration Plus	2,061,764	N/A	2019

Short Duration Plus	4,839,932	8,468,862	No expiration

Intermediate Duration Portfolio	47,277,905	15,218,530	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

84	Sanford C. Bernstein Fund, Inc.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not

2019 Semi-Annual Report	85

Notes to Financial Statements (continued)

correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage-related and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage-related and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

86	Sanford C. Bernstein Fund, Inc.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as

2019 Semi-Annual Report	87

Notes to Financial Statements (continued)

taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 12.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

International	600	200	200	200	0	200	300	0	1,700

Tax-Managed International	600	200	200	200	0	0	300	0	1,500

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

88	Sanford C. Bernstein Fund, Inc.

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Intermediate Duration	600	0	0	0	0	0	0	0	600

Share transactions for each Portfolio for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
International Class Shares

Shares sold	3,437,252	5,830,561	$52,823,132	$106,836,738

Shares issued to shareholders on reinvestment of dividends and distributions	3,362,767	689,746	49,735,330	12,511,988

Shares redeemed	(4,937,834)	(13,471,407)	(77,014,685)	(248,140,277)

Net increase (decrease)	1,862,185	(6,951,100)	$25,543,777	$(128,791,551)

Class A Shares

Shares sold	32,242	305,388	$498,859	$5,518,311

Shares issued to shareholders on reinvestment of dividends and distributions	10,008	15,447	146,912	275,584

Shares converted from Class B	60	245	942	4,415

Shares converted from Class C	1,002	8,152	15,902	146,306

Shares redeemed	(1,125,987)	(265,975)	(18,129,548)	(4,777,156)

Net increase (decrease)	(1,082,675)	63,257	$(17,466,933)	$1,167,460

Class B Shares

Shares issued to shareholders on reinvestment of dividends and distributions	5	0	76	0

Shares converted to Class A	(58)	(239)	(942)	(4,415)

Shares redeemed	(1)	0	0 (a)	0

Net decrease	(54)	(239)	$(866)	$(4,415)

2019 Semi-Annual Report	89

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class C Shares

Shares sold	12,578	13,613	$175,775	$251,212

Shares issued to shareholders on reinvestment of dividends and distributions	1,623	0	23,847	0

Shares converted to Class A	(1,005)	(8,116)	(15,902)	(146,306)

Shares redeemed	(4,354)	(18,065)	(68,005)	(327,223)

Net increase (decrease)	8,842	(12,568)	$115,715	$(222,317)

Class Z Shares

Shares sold	369,107	2,165,522	$5,950,000	$38,524,000

Shares issued to shareholders on reinvestment of dividends and distributions	1,155,873	244,149	16,806,400	4,358,062

Shares redeemed	(129,350)	(214,332)	(1,856,187)	(3,981,632)

Net increase	1,395,630	2,195,339	$20,900,213	$38,900,430

(a)	Amount is less than $.50.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Tax-Managed International Class Shares

Shares sold	9,338,682	12,986,722	$147,975,449	$238,226,769

Shares issued to shareholders on reinvestment of dividends	2,265,632	1,949,586	34,777,446	35,365,491

Shares redeemed	(12,539,737)	(20,856,302)	(197,372,688)	(385,116,105)

Net decrease	(935,423)	(5,919,994)	$(14,619,793)	$(111,523,845)

Class A Shares

Shares sold	5,315	52,190	$80,369	$958,020

Shares issued to shareholders on reinvestment of dividends	1,922	1,154	29,056	20,640

Shares converted from Class B	31	55	473	1,004

Shares redeemed	(9,612)	(8,578)	(142,666)	(156,561)

Net increase (decrease)	(2,344)	44,821	$(32,768)	$823,103

90	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class B Shares

Shares issued to shareholders on reinvestment of dividends	1	1	$19	$17

Shares converted to Class A	(30)	(55)	(473)	(1,004)

Shares redeemed	0 (a)	0 (a)	(1)	(2)

Net decrease	(29)	(54)	$(455)	$(989)

Class C Shares

Shares sold	254	716	$4,000	$13,000

Shares issued to shareholders on reinvestment of dividends	69	0	1,063	0

Shares redeemed	0	(999)	0	(17,829)

Net increase (decrease)	323	(283)	$5,063	$(4,829)

Class Z Shares

Shares sold	190,210	2,472,793	$3,070,000	$44,604,928

Shares issued to shareholders on reinvestment of dividends	501,727	367,702	7,581,088	6,570,826

Shares redeemed	0	(49,575)	0	(906,481)

Net increase	691,937	2,790,920	$10,651,088	$50,269,273

(a)	Share amount is less than one full share.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Emerging Markets Class Shares

Shares sold	5,724,530	5,027,649	$142,322,907	$158,902,236

Shares issued to shareholders on reinvestment of dividends and distributions	2,436,516	273,652	58,062,180	8,650,126

Shares redeemed	(5,738,303)	(5,791,140)	(143,221,993)	(187,882,911)

Net increase (decrease)	2,422,743	(489,839)	$57,163,094	$(20,330,549)

Class Z Shares

Shares sold	230,651	571,269	$6,050,000	$17,999,860

Shares issued to shareholders on reinvestment of dividends and distributions	540,876	60,628	12,883,659	1,915,849

Shares redeemed	(176,424)	(51,878)	(4,453,962)	(1,812,282)

Net increase	595,103	580,019	$14,479,697	$18,103,427

2019 Semi-Annual Report	91

Notes to Financial Statements (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Shares sold	3,614,381	9,127,984	$45,323,651	$114,448,996

Shares issued to shareholders on reinvestment of dividends and distributions	73,627	130,065	922,838	1,629,952

Shares redeemed	(3,558,493)	(10,345,181)	(44,591,821)	(129,610,409)

Net increase (decrease)	129,515	(1,087,132)	$1,654,668	$(13,531,461)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	5,391,957	15,985,763	$75,832,932	$225,804,274

Shares issued to shareholders on reinvestment of dividends	684,165	1,500,856	9,601,883	21,173,562

Shares redeemed	(9,407,708)	(12,739,709)	(131,994,262)	(179,792,553)

Net increase (decrease)	(3,331,586)	4,746,910	$(46,559,447)	$67,185,283

Class A Shares

Shares sold	1,600,141	2,796,217	$22,495,291	$39,562,960

Shares issued to shareholders on reinvestment of dividends	29,016	81,304	406,763	1,146,767

Shares converted from Class C	18,223	99,881	255,950	1,413,788

Shares redeemed	(2,774,752)	(3,258,052)	(38,833,019)	(46,006,579)

Net decrease	(1,127,372)	(280,650)	$(15,675,015)	$(3,883,064)

Class C Shares

Shares sold	70,118	149,774	$984,474	$2,124,211

Shares issued to shareholders on reinvestment of dividends	3,334	8,723	46,766	123,143

Shares converted to Class A	(18,229)	(99,911)	(255,950)	(1,413,788)

Shares redeemed	(116,931)	(397,566)	(1,639,758)	(5,626,797)

Net decrease	(61,708)	(338,980)	$(864,468)	$(4,793,231)

Advisor Class Shares

Shares sold	1,181,447	1,594,443	$16,639,206	$22,535,300

Shares issued to shareholders on reinvestment of dividends	10,322	15,764	144,958	222,034

Shares redeemed	(779,902)	(952,972)	(10,926,323)	(13,471,896)

Net increase	411,867	657,235	$5,857,841	$9,285,438

92	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	41,322,901	78,882,659	$584,516,992	$1,122,474,091

Shares issued to shareholders on reinvestment of dividends and distributions	3,261,859	7,009,621	46,084,474	99,445,764

Shares redeemed	(58,137,519)	(68,506,419)	(820,304,490)	(971,848,143)

Net increase (decrease)	(13,552,759)	17,385,861	$(189,703,024)	$250,071,712

Class A Shares

Shares sold	2,911,797	3,660,504	$41,213,981	$52,044,231

Shares issued to shareholders on reinvestment of dividends and distributions	86,862	250,624	1,228,137	3,561,354

Shares converted from Class B	149	1,567	2,099	22,204

Shares converted from Class C	128,679	49,838	1,834,060	707,547

Shares redeemed	(3,901,107)	(11,629,547)	(55,085,018)	(165,268,546)

Net decrease	(773,620)	(7,667,014)	$(10,806,741)	$(108,933,210)

Class B Shares

Shares sold	22	42	$305	$600

Shares issued to shareholders on reinvestment of dividends and distributions	2	19	35	268

Shares converted to Class A	(149)	(1,568)	(2,099)	(22,204)

Net decrease	(125)	(1,507)	$(1,759)	$(21,336)

Class C Shares

Shares sold	233,074	184,406	$3,285,632	$2,633,099

Shares issued to shareholders on reinvestment of dividends and distributions	15,336	38,721	216,802	549,806

Shares converted to Class A	(128,756)	(49,858)	(1,834,060)	(707,547)

Shares redeemed	(556,008)	(1,272,858)	(7,840,811)	(18,094,749)

Net decrease	(436,354)	(1,099,589)	$(6,172,437)	$(15,619,391)

Advisor Class Shares

Shares sold	6,066,263	26,560,004	$85,873,911	$376,685,615

Shares issued to shareholders on reinvestment of dividends and distributions	215,935	1,621,907	3,031,352	22,999,893

Shares redeemed	(45,523,436)	(54,594,981)	(639,514,774)	(772,293,531)

Net decrease	(39,241,238)	(26,413,070)	$(550,609,511)	$(372,608,023)

2019 Semi-Annual Report	93

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class Z Shares (a)

Shares sold	30,482,791	34,080,802	$429,815,840	$482,232,399

Shares issued to shareholders on reinvestment of dividends and distributions	497,776	89,112	7,053,577	1,255,487

Shares redeemed	(5,952,579)	(553,934)	(84,303,669)	(7,823,797)

Net increase	25,027,988	33,615,980	$352,565,748	$475,664,089

(a)	Commenced distribution on July 2, 2018

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	8,779,189	20,744,050	$120,904,398	$287,562,344

Shares issued to shareholders on reinvestment of dividends	966,047	2,134,412	13,283,189	29,527,551

Shares redeemed	(12,120,220)	(17,054,492)	(166,625,409)	(236,106,497)

Net increase (decrease)	(2,374,984)	5,823,970	$(32,437,822)	$80,983,398

Class A Shares

Shares sold	1,332,386	1,254,468	$18,294,703	$17,391,476

Shares issued to shareholders on reinvestment of dividends	50,813	125,164	698,432	1,731,992

Shares converted from Class B	0	100	0	1,379

Shares converted from Class C	30,257	56,338	418,002	776,966

Shares redeemed	(1,634,869)	(2,620,778)	(22,513,502)	(36,295,104)

Net decrease	(221,413)	(1,184,708)	$(3,102,365)	$(16,393,291)

Class B Shares (a)

Shares issued to shareholders on reinvestment of dividends	0	2	0	25

Shares converted to Class A	0	(100)	0	(1,379)

Shares redeemed	0	(172)	0	(2,365)

Net increase (decrease)	0	(270)	$0	$(3,719)

94	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class C Shares

Shares sold	56,399	120,841	$774,906	$1,679,012

Shares issued to shareholders on reinvestment of dividends	10,451	27,810	143,626	384,891

Shares converted to Class A	(30,257)	(56,338)	(418,002)	(776,966)

Shares redeemed	(380,969)	(671,090)	(5,219,372)	(9,288,646)

Net decrease	(344,376)	(578,777)	$(4,718,842)	$(8,001,709)

Advisor Class Shares

Shares sold	1,639,642	1,421,572	$22,613,797	$19,711,145

Shares issued to shareholders on reinvestment of dividends	18,271	37,271	251,180	515,073

Shares redeemed	(1,186,611)	(620,608)	(16,291,892)	(8,597,299)

Net increase	471,302	838,235	$6,573,085	$11,628,919

(a)	Class B was redeemed on August 30, 2018

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Short Duration Plus Class Shares

Shares sold	7,399,324	6,915,337	$85,697,723	$80,316,520

Shares issued to shareholders on reinvestment of dividends	119,811	210,970	1,385,109	2,442,556

Shares redeemed	(3,612,763)	(9,978,193)	(41,803,106)	(115,707,613)

Net increase (decrease)	3,906,372	(2,851,886)	$45,279,726	$(32,948,537)

Class A Shares

Shares sold	421,057	928,913	$4,867,092	$10,759,906

Shares issued to shareholders on reinvestment of dividends	11,247	17,541	130,077	203,145

Shares converted from Class B	251	1,402	2,897	16,282

Shares converted from Class C	16,668	38,152	193,285	442,697

Shares redeemed	(774,493)	(1,159,502)	(8,946,311)	(13,477,292)

Net decrease	(325,270)	(173,494)	$(3,752,960)	$(2,055,262)

2019 Semi-Annual Report	95

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class B Shares

Shares sold	0 (a)	163	$5	$1,879

Shares issued to shareholders on reinvestment of dividends	4	10	45	119

Shares converted to Class A	(251)	(1,405)	(2,897)	(16,282)

Shares redeemed	0 (a)	(1,520)	(8)	(17,573)

Net decrease	(247)	(2,752)	$(2,855)	$(31,857)

Class C Shares

Shares sold	83,415	73,082	$962,114	$846,507

Shares issued to shareholders on reinvestment of dividends	1,104	1,923	12,744	22,216

Shares converted to Class A	(16,710)	(38,249)	(193,285)	(442,697)

Shares redeemed	(93,667)	(214,673)	(1,079,676)	(2,486,986)

Net decrease	(25,858)	(177,917)	$(298,103)	$(2,060,960)

(a)	Share amount is less than one full share.

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Shares sold	14,760,484	38,552,357	$189,004,827	$501,187,296

Shares issued to shareholders on reinvestment of dividends and distributions	2,906,157	4,988,639	37,167,231	64,572,044

Shares redeemed	(25,526,647)	(39,833,661)	(326,078,058)	(516,998,084)

Net increase (decrease)	(7,860,006)	3,707,335	$(99,906,000)	$48,761,256

At March 31, 2019, certain AllianceBernstein mutual funds owned 22%, 13% and 13% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-18 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

96	Sanford C. Bernstein Fund, Inc.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 8.	Subsequent Events

On April 30, 2019, the Board approved the creation of three new classes of shares—Class A shares, Advisor Class shares and Class Z shares for the Intermediate Duration Portfolio. The Fund intends to commence offering the new classes on or about July 1, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2019 Semi-Annual Report	97

Results of Shareholders Meeting (Unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund, Inc. (the “Fund”)—International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Short Duration Plus Portfolio, and Intermediate Duration Portfolio (together, the “Portfolios”) was held on October 11, 2018 and adjourned until November 14, 2018, and subsequently adjourned until December 11, 2018 for certain Portfolios as noted below. The date approved, a description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

November 14, 2018:

Short Duration Diversified Municipal Portfolio

DIRECTOR:	VOTED FOR:	WITHHELD AUTHORITY:
Kathleen Fisher	939,299,023	17,431,569
Bart Friedman	933,009,166	23,721,426
R. Jay Gerken	932,444,894	24,285,697
William Kristol	922,844,394	33,886,197
Debra Perry	937,831,656	18,898,935
Donald K. Peterson	932,882,227	23,848,364

December 11, 2018

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

DIRECTOR:	VOTED FOR:	WITHHELD AUTHORITY:
Kathleen Fisher	1,269,519,616	21,577,791
Bart Friedman	1,263,008,461	28,088,947
R. Jay Gerken	1,262,600,364	28,497,044
William Kristol	1,251,749,494	39,347,914
Debra Perry	1,267,883,910	23,213,498
Donald K. Peterson	1,262,937,769	28,159,639

98	Sanford C. Bernstein Fund, Inc.

2. To vote upon the approval of new advisory agreements for the Portfolios with AllianceBernstein L.P.

November 14, 2018

PORTFOLIO	VOTED FOR:	VOTED AGAINST:	ABSTAIN:	BNV:
Short Duration Diversified Municipal Portfolio	7,463,201	78,708	36,087	-0-

December 11, 2018

PORTFOLIO	VOTED FOR:	VOTED AGAINST:	ABSTAIN:	BNV:
International Portfolio	50,754,988	351,347	1,407,902	768,163
Tax-Managed International Portfolio	116,114,127	1,487,801	2,515,159	81,113
Emerging Markets Portfolio	27,661,739	249,323	567,814	-0-
California Municipal Portfolio	44,311,384	963,026	1,871,118	5,645,099
Diversified Municipal Portfolio	255,744,448	2,372,212	6,805,830	29,097,855
New York Municipal Portfolio	57,368,907	1,355,358	2,414,027	9,594,490
Short Duration Plus Portfolio	10,461,500	9,910	73,639	1,019,835
Intermediate Duration Portfolio	127,944,747	1,098,862	5,382,384	-0-

2019 Semi-Annual Report	99

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen Fisher

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Sharon E. Fay(1)

Vice President

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Janaki Rao(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

100	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

2019 Semi-Annual Report	101

Board Consideration of Investment Management Arrangement (continued)

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating Investment Management Agreements and certain other plans and agreements to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and

102	Sanford C. Bernstein Fund, Inc.

expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2019 Semi-Annual Report	103

Board Consideration of Investment Management Arrangement (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or

104	Sanford C. Bernstein Fund, Inc.

modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

2019 Semi-Annual Report	105

Board Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

106	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0319

Sanford C. Bernstein Fund, Inc.

March 31, 2019

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

International

Tax-Managed International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%

Financials–19.4%
Banks–9.6%
Bank Leumi Le-Israel BM	464,750	$3,044,825
Bank of Ireland Group PLC	1,810,428	10,804,648
Credicorp Ltd.	33,660	8,076,717
DBS Group Holdings Ltd.	286,200	5,342,457
DNB ASA	202,410	3,728,348
Erste Group Bank AG	328,310	12,066,590
Hang Seng Bank Ltd.	181,300	4,476,820
HDFC Bank Ltd.	435,208	14,568,081
ICICI Bank Ltd.	1,972,480	11,355,035
KBC Group NV	127,950	8,945,089
Mediobanca Banca di Credito Finanziario SpA	871,960	9,078,919
Mitsubishi UFJ Financial Group, Inc.	2,781,700	13,757,709
Oversea-Chinese Banking Corp., Ltd.	265,429	2,170,034
Royal Bank of Canada	92,570	6,983,880
Seven Bank Ltd.	1,148,800	3,396,090
Sumitomo Mitsui Financial Group, Inc.	87,000	3,046,628
Svenska Handelsbanken AB–Class A	476,720	5,033,206
Toronto-Dominion Bank (The)	113,960	6,184,293
Westpac Banking Corp.	152,120	2,804,092

		134,863,461

Capital Markets–3.2%
Credit Suisse Group AG(a)	1,084,413	12,640,373
Euronext NV(b)	50,980	3,234,358
London Stock Exchange Group PLC	121,420	7,510,555
Partners Group Holding AG	25,265	18,379,338
Singapore Exchange Ltd.	630,100	3,406,104

		45,170,728

Consumer Finance–0.7%
Bharat Financial Inclusion Ltd.(a)	368,710	6,027,849
Hitachi Capital Corp.	189,300	4,396,255

		10,424,104

Diversified Financial Services–0.3%
ORIX Corp.	251,800	3,617,762

Insurance–5.1%
Admiral Group PLC	158,210	4,475,136
AIA Group Ltd.	1,417,000	14,169,673
Allianz SE	64,800	14,440,516
Direct Line Insurance Group PLC	667,488	3,070,592
NN Group NV	112,002	4,660,006
PICC Property & Casualty Co., Ltd.–Class H	5,703,000	6,492,329
Prudential PLC	437,849	8,776,888
Sampo Oyj–Class A	65,870	2,985,414
Swiss Re AG	132,330	12,934,613

		72,005,167

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd.	251,550	$7,129,327

		273,210,549

Industrials–13.0%
Aerospace & Defense–4.1%
AerCap Holdings NV(a)	133,040	6,191,682
Airbus SE	111,507	14,778,713
BAE Systems PLC	1,763,890	11,087,394
Leonardo SpA	796,055	9,271,471
MTU Aero Engines AG	33,330	7,554,611
Rolls-Royce Holdings PLC(a)	690,679	8,133,847

		57,017,718

Air Freight & Logistics–0.1%
SG Holdings Co., Ltd.	63,000	1,837,877

Airlines–1.5%
Japan Airlines Co., Ltd.	306,800	10,811,488
Qantas Airways Ltd.	2,633,454	10,596,842

		21,408,330

Building Products–0.8%
Assa Abloy AB–Class B	147,044	3,173,550
Kingspan Group PLC	173,610	8,044,544

		11,218,094

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	5,767,111	5,874,198

Construction & Engineering–0.4%
Taisei Corp.	111,100	5,168,680

Electrical Equipment–1.3%
Nidec Corp.	34,100	4,342,117
Schneider Electric SE	91,520	7,183,273
Vestas Wind Systems A/S	85,660	7,219,953

		18,745,343

Industrial Conglomerates–0.6%
Siemens AG	74,690	8,032,348

Machinery–0.8%
KION Group AG	45,510	2,381,454
SMC Corp./Japan	14,900	5,616,648
Xylem, Inc./NY	40,800	3,224,832

		11,222,934

Professional Services–2.6%
Experian PLC	155,250	4,201,898
Intertek Group PLC	29,760	1,885,273
Recruit Holdings Co., Ltd.	344,200	9,868,365
RELX PLC	217,893	4,657,376
RELX PLC (London)	406,160	8,691,528
Wolters Kluwer NV	100,930	6,876,279

		36,180,719

Schedule of Investments—International Portfolio	1

Company	Shares	U.S. $ Value

Road & Rail–0.2%
East Japan Railway Co.	30,700	$2,964,575

Transportation Infrastructure–0.2%
Sydney Airport	576,600	3,043,776

		182,714,592

Consumer Staples–11.3%
Beverages–1.5%
Coca-Cola Bottlers Japan Holdings, Inc.	196,300	4,993,193
Coca-Cola European Partners PLC(a)	181,070	9,368,562
Diageo PLC	57,570	2,355,882
Treasury Wine Estates Ltd.	408,653	4,337,931

		21,055,568

Food & Staples Retailing–0.5%
Koninklijke Ahold Delhaize NV	205,730	5,477,309
Seven & i Holdings Co., Ltd.	46,900	1,769,546

		7,246,855

Food Products–3.6%
Calbee, Inc.	112,500	3,038,408
Danone SA	57,300	4,412,154
Kerry Group PLC–Class A	60,130	6,711,359
Nestle SA	164,900	15,723,283
Orkla ASA	1,179,790	9,060,530
Salmar ASA	79,620	3,824,325
WH Group Ltd.(b)	7,144,000	7,641,411

		50,411,470

Household Products–1.5%
Henkel AG & Co. KGaA (Preference Shares)	96,350	9,844,505
Reckitt Benckiser Group PLC	58,484	4,867,189
Unicharm Corp.	196,500	6,514,404

		21,226,098

Personal Products–1.2%
Kose Corp.	18,900	3,483,479
Unilever PLC	228,990	13,181,258

		16,664,737

Tobacco–3.0%
British American Tobacco PLC	509,387	21,250,507
Imperial Brands PLC	107,330	3,671,455
Japan Tobacco, Inc.	486,400	12,047,063
Philip Morris International, Inc.	68,180	6,026,430

		42,995,455

		159,600,183

Information Technology–10.7%
Communications Equipment–0.7%
Nokia Oyj	1,777,030	10,123,067

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components–1.8%
Halma PLC	189,395	$4,129,177
Horiba Ltd.	79,800	4,450,247
Ingenico Group SA	34,398	2,457,110
Keyence Corp.	15,700	9,815,562
Murata Manufacturing Co., Ltd.	90,000	4,504,047

		25,356,143

IT Services–1.8%
Amadeus IT Group SA–Class A	83,710	6,709,262
Capgemini SE	80,653	9,786,584
Otsuka Corp.	69,400	2,596,415
Visa, Inc.–Class A	20,220	3,158,162
Wirecard AG	28,840	3,622,961

		25,873,384

Semiconductors & Semiconductor Equipment–2.7%
ASML Holding NV	51,200	9,623,028
Infineon Technologies AG	297,810	5,912,248
SCREEN Holdings Co., Ltd.	101,900	4,122,116
Taiwan Semiconductor Manufacturing Co., Ltd.	2,221,000	17,788,115

		37,445,507

Software–3.1%
Check Point Software Technologies Ltd.(a)	49,540	6,266,315
Constellation Software, Inc./Canada	7,780	6,593,220
Dassault Systemes SE	48,470	7,224,386
Nice Ltd.(a)	77,093	9,415,761
Oracle Corp. Japan	101,400	6,819,019
SAP SE	17,401	2,011,634
Temenos AG(a)	37,994	5,605,459

		43,935,794

Technology Hardware, Storage & Peripherals–0.6%
Samsung Electronics Co., Ltd.	207,980	8,203,341

		150,937,236

Health Care–10.2%
Biotechnology–0.3%
Genmab A/S(a)	20,817	3,612,116

Health Care Equipment & Supplies–0.8%
Hoya Corp.	99,700	6,603,851
Koninklijke Philips NV	130,610	5,336,405

		11,940,256

Health Care Providers & Services–0.5%
Apollo Hospitals Enterprise Ltd.	360,960	6,422,537

Life Sciences Tools & Services–2.3%
Bio-Rad Laboratories, Inc.–Class A(a)	10,890	3,328,855
Eurofins Scientific SE	9,908	4,104,503
Gerresheimer AG	82,480	6,208,481
ICON PLC(a)	26,280	3,589,322

2	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Company	Shares	U.S. $ Value

Lonza Group AG(a)	14,070	$4,368,125
QIAGEN NV(a)	121,680	4,939,253
Tecan Group AG	26,420	6,239,674

		32,778,213

Pharmaceuticals–6.3%
Astellas Pharma, Inc.	367,200	5,517,464
GlaxoSmithKline PLC	85,500	1,776,329
Novo Nordisk A/S–Class B	492,530	25,742,248
Ono Pharmaceutical Co., Ltd.	503,900	9,901,847
Roche Holding AG	121,183	33,392,564
Sanofi	50,820	4,493,714
Teva Pharmaceutical Industries Ltd.(a)	4,710	73,774
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	410,600	6,438,208
Vectura Group PLC(a)	1,593,930	1,482,674

		88,818,822

		143,571,944

Consumer Discretionary–9.5%
Auto Components–2.2%
Aptiv PLC	72,940	5,798,001
Hankook Tire Co., Ltd.	105,340	3,475,450
Magna International, Inc.–Class A	174,920	8,516,855
NGK Spark Plug Co., Ltd.	389,900	7,262,067
Valeo SA	180,400	5,237,500

		30,289,873

Automobiles–1.3%
Peugeot SA	407,550	9,944,884
Subaru Corp.	339,800	7,758,540

		17,703,424

Hotels, Restaurants & Leisure–1.7%
Aristocrat Leisure Ltd.	296,070	5,163,663
Compass Group PLC	306,750	7,217,334
GVC Holdings PLC	1,243,260	9,064,113
Merlin Entertainments PLC(b)	640,477	2,867,079

		24,312,189

Household Durables–0.7%
Auto Trader Group PLC(b)	695,530	4,730,570
Nikon Corp.	383,700	5,424,994

		10,155,564

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	58,064	10,593,777

Leisure Products–0.2%
Bandai Namco Holdings, Inc.	69,000	3,239,614

Multiline Retail–0.4%
B&M European Value Retail SA	827,650	4,031,690
Wesfarmers Ltd.	87,380	2,151,726

		6,183,416

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–2.2%
EssilorLuxottica SA	37,300	$4,074,647
HUGO BOSS AG	99,640	6,812,844
LVMH Moet Hennessy Louis Vuitton SE	14,412	5,308,423
Pandora A/S	132,320	6,195,106
Samsonite International SA(a)(b)	787,000	2,528,653
Shenzhou International Group Holdings Ltd.	431,000	5,790,576

		30,710,249

		133,188,106

Materials–6.7%
Chemicals–3.1%
Air Water, Inc.	331,100	4,809,048
Chr Hansen Holding A/S	28,510	2,893,880
Covestro AG(b)	47,190	2,603,531
Johnson Matthey PLC	231,450	9,491,549
Koninklijke DSM NV	69,540	7,585,752
Sika AG	36,890	5,159,144
Tosoh Corp.	492,400	7,683,021
Victrex PLC	103,510	2,915,708

		43,141,633

Construction Materials–0.9%
Buzzi Unicem SpA	450,430	9,228,340
CRH PLC (London)	122,668	3,800,810

		13,029,150

Containers & Packaging–0.5%
BillerudKorsnas AB	475,330	6,312,466

Metals & Mining–2.2%
BlueScope Steel Ltd.	605,623	6,011,105
First Quantum Minerals Ltd.	449,230	5,092,853
Norsk Hydro ASA	1,780,020	7,238,988
Northern Star Resources Ltd.	615,890	3,912,812
Regis Resources Ltd.	763,730	2,873,809
Yamato Kogyo Co., Ltd.	228,400	6,246,530

		31,376,097

		93,859,346

Communication Services–5.6%
Diversified Telecommunication Services–3.6%
Cellnex Telecom SA(a)(b)	178,452	5,238,966
China Unicom Hong Kong Ltd.	8,566,000	10,906,448
Deutsche Telekom AG	344,510	5,723,410
HKT Trust & HKT Ltd.–Class SS	5,826,000	9,366,190
Nippon Telegraph & Telephone Corp.	395,800	16,873,383
TELUS Corp.	73,450	2,718,477

		50,826,874

Entertainment–0.8%
Daiichikosho Co., Ltd.	55,900	2,862,354
Nintendo Co., Ltd.	29,500	8,457,379

		11,319,733

Schedule of Investments—International Portfolio	3

Company	Shares	U.S. $ Value

Interactive Media & Services–0.9%
Kakaku.com, Inc.	141,100	$2,718,316
Tencent Holdings Ltd.	202,300	9,303,329

		12,021,645

Media–0.3%
Quebecor, Inc.–Class B	163,470	4,007,391

		78,175,643

Energy–5.3%
Oil, Gas & Consumable Fuels–5.3%
JXTG Holdings, Inc.	2,161,300	9,866,203
PetroChina Co., Ltd.–Class H	13,566,000	8,880,481
Petroleo Brasileiro SA (Preference Shares)	807,600	5,787,798
Repsol SA	885,178	15,143,865
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	685,880	21,518,726
Royal Dutch Shell PLC–Class A	64,266	2,019,618
Royal Dutch Shell PLC–Class B	231,940	7,330,598
TOTAL SA	60,003	3,339,124

		73,886,413

Utilities–3.2%
Electric Utilities–1.9%
EDP–Energias de Portugal SA	2,958,415	11,639,588
Enel SpA	1,960,680	12,563,654
Kansai Electric Power Co., Inc. (The)	142,900	2,107,362

		26,310,604

Gas Utilities–0.7%
ENN Energy Holdings Ltd.	676,000	6,542,909
Tokyo Gas Co., Ltd.	122,700	3,321,454

		9,864,363

Company	Shares	U.S. $ Value

Multi-Utilities–0.3%
Suez	343,430	$4,549,716

Water Utilities–0.3%
Beijing Enterprises Water Group Ltd.(a)	7,664,000	4,741,083

		45,465,766

Real Estate–1.9%
Equity Real Estate Investment Trusts (REITs)–0.9%
Merlin Properties Socimi SA	343,670	4,497,662
Nippon Building Fund, Inc.	867	5,870,684
Nippon Prologis REIT, Inc.	1,217	2,591,055

		12,959,401

Real Estate Management & Development–1.0%
Aroundtown SA	977,280	8,061,135
Vonovia SE	99,350	5,155,825

		13,216,960

		26,176,361

Total Common Stocks (cost $1,283,684,648)		1,360,786,139

SHORT-TERM INVESTMENTS–2.3%
Investment Companies–2.3%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 2.38%(c)(d)(e) (cost $32,400,842)	32,400,842	32,400,842
Total Investments—99.1% (cost $1,316,085,490)		1,393,186,981

Other assets less liabilities—0.9%		12,201,469

Net Assets—100.0%		$1,405,388,450

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	376	June 2019	$35,088,320	$(33,131)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	5,129	USD	5,843	6/17/19	$53,022
Bank of America, NA	TRY	18,137	USD	3,151	6/17/19	115,417
Barclays Bank PLC	BRL	38,124	USD	9,784	4/02/19	46,603
Barclays Bank PLC	USD	10,200	BRL	38,124	4/02/19	(462,931)

4	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	16,472	USD	2,422	4/17/19	$(30,126)
Barclays Bank PLC	USD	2,733	CNY	18,495	4/17/19	20,167
Barclays Bank PLC	USD	2,780	CNY	18,657	4/17/19	(3,194)
Barclays Bank PLC	KRW	13,399,373	USD	11,913	5/16/19	119,519
Barclays Bank PLC	USD	7,913	KRW	8,878,174	5/16/19	(98,888)
Barclays Bank PLC	TWD	451,493	USD	14,647	6/10/19	(19,872)
Barclays Bank PLC	CAD	48,414	USD	36,133	6/17/19	(164,268)
Barclays Bank PLC	ILS	62,477	USD	17,353	6/17/19	63,579
Barclays Bank PLC	USD	878	EUR	775	6/17/19	(3,441)
Barclays Bank PLC	USD	4,611	GBP	3,546	6/17/19	24,640
Barclays Bank PLC	USD	6,760	JPY	750,814	6/17/19	54,277
Barclays Bank PLC	USD	1,982	NOK	16,862	6/17/19	(21,642)
Barclays Bank PLC	INR	262,863	USD	3,756	7/16/19	19,274
Barclays Bank PLC	INR	2,855,367	USD	40,328	7/16/19	(259,088)
Barclays Bank PLC	USD	1,425	INR	99,369	7/16/19	(12,171)
BNP Paribas SA	HKD	287,136	USD	36,672	6/17/19	10,071
BNP Paribas SA	USD	3,508	SEK	32,480	6/17/19	5,625
Citibank, NA	CNY	10,476	USD	1,564	4/17/19	4,287
Citibank, NA	CAD	4,033	USD	3,067	6/17/19	43,768
Citibank, NA	JPY	1,007,139	USD	9,173	6/17/19	32,028
Citibank, NA	JPY	391,650	USD	3,535	6/17/19	(19,941)
Citibank, NA	NOK	57,032	USD	6,589	6/17/19	(42,340)
Citibank, NA	USD	52,594	AUD	74,368	6/17/19	285,908
Citibank, NA	USD	3,009	CHF	2,979	6/17/19	4,437
Citibank, NA	USD	9,149	EUR	7,967	6/17/19	(154,821)
Citibank, NA	USD	67,246	GBP	51,305	6/17/19	(170,896)
Citibank, NA	USD	44,544	JPY	4,915,777	6/17/19	72,847
Citibank, NA	USD	3,163	TRY	18,137	6/17/19	(128,147)
Credit Suisse International	USD	3,668	AUD	5,178	6/17/19	13,486
Goldman Sachs Bank USA	HKD	27,376	USD	3,498	6/17/19	2,564
Goldman Sachs Bank USA	USD	6,489	EUR	5,704	6/17/19	(49,007)
HSBC Bank USA	USD	2,288	EUR	2,000	6/17/19	(29,960)
HSBC Bank USA	USD	7,248	SGD	9,772	6/17/19	(26,955)
JPMorgan Chase Bank, NA	CNY	14,918	USD	2,229	4/17/19	8,933
JPMorgan Chase Bank, NA	USD	3,724	GBP	2,793	6/17/19	(72,900)
JPMorgan Chase Bank, NA	USD	4,249	JPY	461,713	6/17/19	(58,457)
Morgan Stanley & Co., Inc.	USD	3,937	CLP	2,632,714	5/23/19	(67,951)
Morgan Stanley & Co., Inc.	GBP	5,701	USD	7,568	6/17/19	114,292
Morgan Stanley & Co., Inc.	JPY	606,288	USD	5,477	6/17/19	(25,488)
Morgan Stanley & Co., Inc.	USD	10,592	JPY	1,163,965	6/17/19	(27,193)
Morgan Stanley & Co., Inc.	USD	2,673	NZD	3,905	6/17/19	(9,523)
Natwest Markets PLC	USD	1,563	KRW	1,760,585	5/16/19	(13,342)
Natwest Markets PLC	PEN	24,036	USD	7,233	5/23/19	5,970
Natwest Markets PLC	AUD	3,191	USD	2,269	6/17/19	(458)
Natwest Markets PLC	EUR	7,651	USD	8,774	6/17/19	136,033
Natwest Markets PLC	USD	3,600	GBP	2,740	6/17/19	(18,218)
Standard Chartered Bank	BRL	55,852	USD	14,860	4/02/19	595,475
Standard Chartered Bank	USD	14,347	BRL	55,852	4/02/19	(82,193)
Standard Chartered Bank	CNY	441,313	USD	64,966	4/17/19	(721,484)
Standard Chartered Bank	BRL	8,864	USD	2,284	5/03/19	24,809
State Street Bank & Trust Co.	GBP	3,836	USD	5,061	6/17/19	45,986
State Street Bank & Trust Co.	USD	5,381	CHF	5,383	6/17/19	63,424
State Street Bank & Trust Co.	USD	1,972	HKD	15,439	6/17/19	(817)
State Street Bank & Trust Co.	USD	14,026	JPY	1,536,049	6/17/19	(84,570)
State Street Bank & Trust Co.	USD	5,072	SEK	46,770	6/17/19	(13,284)
UBS AG	USD	4,343	EUR	3,820	6/17/19	(30,784)
UBS AG	USD	10,440	SEK	97,450	6/17/19	101,474
UBS AG	USD	2,146	SEK	19,579	6/17/19	(28,117)

						$(864,552)

Schedule of Investments—International Portfolio	5

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $28,844,568 or 2.1% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%

Financials–19.4%
Banks–9.6%
Bank Leumi Le-Israel BM	1,112,390	$7,287,861
Bank of Ireland Group PLC	4,238,452	25,295,114
Credicorp Ltd.	78,550	18,848,073
DBS Group Holdings Ltd.	656,300	12,251,065
DNB ASA	483,850	8,912,412
Erste Group Bank AG	758,158	27,865,071
Hang Seng Bank Ltd.	431,700	10,659,919
HDFC Bank Ltd.	1,017,166	34,048,448
ICICI Bank Ltd.	4,625,450	26,627,468
KBC Group NV	299,550	20,941,784
Mediobanca Banca di Credito Finanziario SpA	2,039,730	21,237,835
Mitsubishi UFJ Financial Group, Inc.	6,472,900	32,013,615
Oversea-Chinese Banking Corp., Ltd.	631,220	5,160,585
Royal Bank of Canada	216,860	16,360,852
Seven Bank Ltd.	2,687,900	7,945,987
Sumitomo Mitsui Financial Group, Inc.	200,900	7,035,260
Svenska Handelsbanken AB–Class A	1,113,750	11,758,964
Toronto-Dominion Bank (The)	263,420	14,295,071
Westpac Banking Corp.	356,300	6,567,828

		315,113,212

Capital Markets–3.2%
Credit Suisse Group AG(a)	2,537,344	29,576,347
Euronext NV(b)	118,220	7,500,310
London Stock Exchange Group PLC	283,680	17,547,308
Partners Group Holding AG	59,244	43,097,782
Singapore Exchange Ltd.	1,493,500	8,073,348

		105,795,095

Consumer Finance–0.7%
Bharat Financial Inclusion Ltd.(a)	861,440	14,083,237
Hitachi Capital Corp.	444,300	10,318,311

		24,401,548

Diversified Financial Services–0.3%
ORIX Corp.	585,500	8,412,230

Insurance–5.1%
Admiral Group PLC	367,740	10,401,912
AIA Group Ltd.	3,308,000	33,079,237
Allianz SE	151,500	33,761,392
Direct Line Insurance Group PLC	1,530,624	7,041,209
NN Group NV	262,339	10,914,995
PICC Property & Casualty Co., Ltd.–Class H	13,341,000	15,187,474
Prudential PLC	1,023,048	20,507,476
Sampo Oyj–Class A	154,920	7,021,410

6	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Company	Shares	U.S. $ Value

Swiss Re AG	310,980	$30,396,780

		168,311,885

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd.	587,700	16,656,353

		638,690,323

Industrials–13.1%
Aerospace & Defense–4.2%
AerCap Holdings NV(a)	302,550	14,080,677
Airbus SE	260,833	34,569,813
BAE Systems PLC	3,975,731	24,990,501
Leonardo SpA	1,914,235	22,294,659
MTU Aero Engines AG	91,990	20,850,545
Rolls-Royce Holdings PLC(a)	1,614,988	19,019,059

		135,805,254

Air Freight & Logistics–0.1%
SG Holdings Co., Ltd.	147,500	4,302,965

Airlines–1.5%
Japan Airlines Co., Ltd.	721,000	25,407,701
Qantas Airways Ltd.	6,089,215	24,502,593

		49,910,294

Building Products–0.8%
Assa Abloy AB–Class B	342,638	7,394,921
Kingspan Group PLC	404,840	18,759,020

		26,153,941

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	13,475,148	13,725,362

Construction & Engineering–0.4%
Taisei Corp.	259,200	12,058,703

Electrical Equipment–1.3%
Nidec Corp.	79,600	10,135,850
Schneider Electric SE	213,830	16,783,209
Vestas Wind Systems A/S	199,750	16,836,162

		43,755,221

Industrial Conglomerates–0.6%
Siemens AG	174,180	18,731,750

Machinery–0.8%
KION Group AG	106,040	5,548,876
SMC Corp./Japan	34,900	13,155,773
Xylem, Inc./NY	95,380	7,538,835

		26,243,484

Professional Services–2.6%
Experian PLC	358,210	9,695,084
Intertek Group PLC	69,620	4,410,374
Recruit Holdings Co., Ltd.	805,100	23,082,570
RELX PLC	509,500	10,890,358
RELX PLC (London)	950,280	20,335,301
Wolters Kluwer NV	234,070	15,946,999

		84,360,686

Company	Shares	U.S. $ Value

Road & Rail–0.2%
East Japan Railway Co.	71,900	$6,943,093

Transportation Infrastructure–0.2%
Sydney Airport	1,349,100	7,121,676

		429,112,429

Consumer Staples–11.4%
Beverages–1.5%
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	12,433,383
Coca-Cola European Partners PLC(a)	423,430	21,908,268
Diageo PLC	138,220	5,656,245
Treasury Wine Estates Ltd.	955,598	10,143,859

		50,141,755

Food & Staples Retailing–0.5%
Koninklijke Ahold Delhaize NV	486,610	12,955,394
Seven & i Holdings Co., Ltd.	113,600	4,286,150

		17,241,544

Food Products–3.6%
Calbee, Inc.	262,600	7,092,320
Danone SA	133,880	10,308,886
Kerry Group PLC–Class A	140,480	15,679,556
Nestle SA	384,070	36,621,232
Orkla ASA	2,658,920	20,419,925
Salmar ASA	192,420	9,242,359
WH Group Ltd.(b)	16,718,500	17,882,550

		117,246,828

Household Products–1.5%
Henkel AG & Co. KGaA (Preference Shares)	224,580	22,946,330
Reckitt Benckiser Group PLC	136,791	11,384,100
Unicharm Corp.	459,200	15,223,482

		49,553,912

Personal Products–1.2%
Kose Corp.	44,300	8,164,981
Unilever PLC	535,360	30,816,709

		38,981,690

Tobacco–3.1%
British American Tobacco PLC	1,191,794	49,719,028
Imperial Brands PLC	249,100	8,521,004
Japan Tobacco, Inc.	1,150,900	28,505,273
Philip Morris International, Inc.	159,530	14,100,857

		100,846,162

		374,011,891

Information Technology–10.7%
Communications Equipment–0.7%
Nokia Oyj	4,156,250	23,676,583

Schedule of Investments—Tax-Managed International Portfolio	7

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components–1.8%
Halma PLC	443,022	$9,658,737
Horiba Ltd.	187,000	10,428,524
Ingenico Group SA	81,811	5,843,904
Keyence Corp.	36,400	22,757,099
Murata Manufacturing Co., Ltd.	212,100	10,614,537

		59,302,801

IT Services–1.8%
Amadeus IT Group SA–Class A	197,350	15,817,381
Capgemini SE	189,330	22,973,651
Otsuka Corp.	168,400	6,300,236
Visa, Inc.–Class A	47,300	7,387,787
Wirecard AG	67,720	8,507,175

		60,986,230

Semiconductors & Semiconductor Equipment–2.7%
ASML Holding NV	119,619	22,482,363
Infineon Technologies AG	695,760	13,812,518
SCREEN Holdings Co., Ltd.	237,800	9,619,618
Taiwan Semiconductor Manufacturing Co., Ltd.	5,192,000	41,583,022

		87,497,521

Software–3.1%
Check Point Software Technologies Ltd.(a)	114,220	14,447,688
Constellation Software, Inc./Canada	17,832	15,111,865
Dassault Systemes SE	112,850	16,820,135
Nice Ltd.(a)	183,269	22,383,577
Oracle Corp. Japan	237,300	15,958,118
SAP SE	40,361	4,665,914
Temenos AG(a)	89,860	13,257,528

		102,644,825

Technology Hardware, Storage & Peripherals–0.6%
Samsung Electronics Co., Ltd.	482,640	19,036,736

		353,144,696

Health Care–10.2%
Biotechnology–0.3%
Genmab A/S(a)	48,621	8,436,599

Health Care Equipment & Supplies–0.8%
Hoya Corp.	231,100	15,307,423
Koninklijke Philips NV	305,120	12,466,457

		27,773,880

Health Care Providers & Services–0.5%
Apollo Hospitals Enterprise Ltd.	843,340	15,005,492

Life Sciences Tools & Services–2.3%
Bio-Rad Laboratories, Inc.–Class A(a)	25,460	7,782,613
Eurofins Scientific SE	23,177	9,601,340
Gerresheimer AG	197,830	14,891,170
ICON PLC(a)	64,560	8,817,605

Company	Shares	U.S. $ Value

Lonza Group AG(a)	32,900	$10,214,024
QIAGEN NV(a)	284,310	11,540,754
Tecan Group AG	61,710	14,574,197

		77,421,703

Pharmaceuticals–6.3%
Astellas Pharma, Inc.	848,000	12,741,856
GlaxoSmithKline PLC	199,730	4,149,547
Novo Nordisk A/S–Class B	1,140,660	59,616,982
Ono Pharmaceutical Co., Ltd.	1,179,600	23,179,635
Roche Holding AG	283,701	78,175,187
Sanofi	116,810	10,328,823
Teva Pharmaceutical Industries Ltd.(a)	11,102	173,893
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	976,010	15,303,837
Vectura Group PLC(a)	3,723,900	3,463,973

		207,133,733

		335,771,407

Consumer Discretionary–9.5%
Auto Components–2.2%
Aptiv PLC	170,440	13,548,276
Hankook Tire Co., Ltd.	243,899	8,046,883
Magna International, Inc.–Class A	404,320	19,686,341
NGK Spark Plug Co., Ltd.	927,700	17,278,839
Valeo SA	422,170	12,256,738

		70,817,077

Automobiles–1.3%
Peugeot SA	953,350	23,263,293
Subaru Corp.	778,600	17,777,513

		41,040,806

Hotels, Restaurants & Leisure–1.7%
Aristocrat Leisure Ltd.	700,800	12,222,431
Compass Group PLC	730,170	17,179,726
GVC Holdings PLC	2,903,920	21,171,323
Merlin Entertainments PLC(b)	1,494,551	6,690,319

		57,263,799

Household Durables–0.7%
Auto Trader Group PLC(b)	1,648,810	11,214,199
Nikon Corp.	916,400	12,956,645

		24,170,844

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	135,889	24,792,948

Leisure Products–0.2%
Bandai Namco Holdings, Inc.	161,400	7,577,880

Multiline Retail–0.4%
B&M European Value Retail SA	1,934,732	9,424,564
Wesfarmers Ltd.	216,330	5,327,110

		14,751,674

8	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–2.2%
EssilorLuxottica SA	87,140	$9,519,162
HUGO BOSS AG	232,334	15,885,741
LVMH Moet Hennessy Louis Vuitton SE	33,729	12,423,522
Pandora A/S	309,290	14,480,687
Samsonite International SA(a)(b)	1,866,500	5,997,116
Shenzhou International Group Holdings Ltd.	1,009,000	13,556,128

		71,862,356

		312,277,384

Materials–6.8%
Chemicals–3.1%
Air Water, Inc.	787,800	11,442,367
Chr Hansen Holding A/S	66,810	6,781,483
Covestro AG(b)	114,570	6,320,970
Johnson Matthey PLC	539,820	22,137,516
Koninklijke DSM NV	162,160	17,689,180
Sika AG	86,330	12,073,433
Tosoh Corp.	1,270,100	19,817,638
Victrex PLC	239,270	6,739,846

		103,002,433

Construction Materials–0.9%
Buzzi Unicem SpA	1,040,410	21,315,758
CRH PLC (London)	286,612	8,880,538

		30,196,296

Containers & Packaging–0.5%
BillerudKorsnas AB	1,113,190	14,783,358

Metals & Mining–2.3%
BlueScope Steel Ltd.	1,418,142	14,075,753
First Quantum Minerals Ltd.	1,070,370	12,134,625
Norsk Hydro ASA	4,289,200	17,443,325
Northern Star Resources Ltd.	1,440,980	9,154,693
Regis Resources Ltd.	1,786,880	6,723,780
Yamato Kogyo Co., Ltd.	535,600	14,648,167

		74,180,343

		222,162,430

Communication Services–5.5%
Diversified Telecommunication Services–3.6%
Cellnex Telecom SA(a)(b)	417,449	12,255,401
China Unicom Hong Kong Ltd.	19,532,000	24,868,637
Deutsche Telekom AG	804,870	13,371,458
HKT Trust & HKT Ltd.–Class SS	13,633,000	21,917,141
Nippon Telegraph & Telephone Corp.	914,100	38,969,074
TELUS Corp.	172,060	6,368,158

		117,749,869

Entertainment–0.8%
Daiichikosho Co., Ltd.	134,700	6,897,299
Nintendo Co., Ltd.	69,000	19,781,668

		26,678,967

Company	Shares	U.S. $ Value

Interactive Media & Services–0.8%
Kakaku.com, Inc.	340,700	$6,563,645
Tencent Holdings Ltd.	474,100	21,802,808

		28,366,453

Media–0.3%
Quebecor, Inc.–Class B	383,260	9,395,441

		182,190,730

Energy–5.2%
Oil, Gas & Consumable Fuels–5.2%
JXTG Holdings, Inc.	5,047,800	23,042,900
PetroChina Co., Ltd.–Class H	31,824,000	20,832,407
Petroleo Brasileiro SA (Preference Shares)	1,889,400	13,540,696
Repsol SA	1,833,922	31,375,235
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,613,700	50,628,051
Royal Dutch Shell PLC–Class A	143,290	4,503,019
Royal Dutch Shell PLC–Class B	560,935	17,728,675
TOTAL SA	144,229	8,026,241

		169,677,224

Utilities–3.2%
Electric Utilities–1.9%
EDP–Energias de Portugal SA	6,902,042	27,155,394
Enel SpA	4,536,970	29,072,017
Kansai Electric Power Co., Inc. (The)	336,200	4,957,977

		61,185,388

Gas Utilities–0.7%
ENN Energy Holdings Ltd.	1,566,000	15,157,093
Tokyo Gas Co., Ltd.	287,100	7,771,715

		22,928,808

Multi-Utilities–0.3%
Suez	802,350	10,629,429

Water Utilities–0.3%
Beijing Enterprises Water Group Ltd.(a)	17,908,000	11,078,199

		105,821,824

Real Estate–1.9%
Equity Real Estate Investment Trusts (REITs)–0.9%
Merlin Properties Socimi SA	804,090	10,523,249
Nippon Building Fund, Inc.	2,029	13,738,891
Nippon Prologis REIT, Inc.	2,847	6,061,408

		30,323,548

Real Estate Management & Development–1.0%
Aroundtown SA	2,284,350	18,842,556
Vonovia SE	231,500	12,013,824

		30,856,380

		61,179,928

Total Common Stocks (cost $3,035,060,636)		3,184,040,266

Schedule of Investments—Tax-Managed International Portfolio	9

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.3%
Investment Companies–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(c)(d)(e) (cost $75,891,579)	75,891,579	$75,891,579

U.S. $ Value

Total Investments—99.2% (cost $3,110,952,215)	$3,259,931,845

Other assets less liabilities—0.8%	26,248,094

Net Assets—100.0%	$3,286,179,939

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	895	June 2019	$83,521,400	$(76,315)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	2,429	USD	2,753	4/16/19	$25,354
Bank of America, NA	NOK	223,285	USD	26,350	4/16/19	447,324
Bank of America, NA	TRY	42,143	USD	7,575	4/16/19	179,545
Bank of America, NA	USD	3,272	CAD	4,380	4/16/19	6,809
Bank of America, NA	USD	13,490	CHF	13,192	4/16/19	(224,277)
Bank of America, NA	USD	7,541	JPY	831,119	4/16/19	(32,913)
Bank of America, NA	EUR	10,135	USD	11,575	7/16/19	105,241
Barclays Bank PLC	BRL	88,587	USD	22,734	4/02/19	108,288
Barclays Bank PLC	USD	23,701	BRL	88,587	4/02/19	(1,075,693)
Barclays Bank PLC	CAD	81,442	USD	61,641	4/16/19	673,807
Barclays Bank PLC	GBP	6,962	USD	9,203	4/16/19	128,617
Barclays Bank PLC	HKD	750,890	USD	95,995	4/16/19	297,325
Barclays Bank PLC	ILS	155,795	USD	42,739	4/16/19	(189,362)
Barclays Bank PLC	USD	8,148	GBP	6,285	4/16/19	43,305
Barclays Bank PLC	USD	18,441	JPY	1,991,299	4/16/19	(451,754)
Barclays Bank PLC	USD	3,973	NOK	33,870	4/16/19	(43,426)
Barclays Bank PLC	CNY	81,910	USD	12,071	4/17/19	(120,914)
Barclays Bank PLC	USD	6,509	CNY	43,670	4/17/19	(8,932)
Barclays Bank PLC	KRW	30,791,172	USD	27,375	5/16/19	274,649
Barclays Bank PLC	USD	18,535	KRW	20,796,274	5/16/19	(231,637)
Barclays Bank PLC	TWD	1,064,717	USD	34,541	6/10/19	(46,861)
Barclays Bank PLC	INR	569,197	USD	8,133	7/16/19	41,735
Barclays Bank PLC	INR	6,711,050	USD	94,785	7/16/19	(608,941)
Barclays Bank PLC	USD	3,331	INR	232,323	7/16/19	(28,456)
Barclays Bank PLC	USD	16,203	JPY	1,795,186	7/16/19	127,939
BNP Paribas SA	SEK	81,519	USD	8,851	4/16/19	73,967
BNP Paribas SA	USD	8,170	SEK	76,008	4/16/19	14,093
Citibank, NA	AUD	14,095	USD	9,933	4/16/19	(77,776)
Citibank, NA	CAD	12,025	USD	9,133	4/16/19	131,078
Citibank, NA	EUR	40,593	USD	45,708	4/16/19	118,326
Citibank, NA	GBP	6,732	USD	8,802	4/16/19	28,013
Citibank, NA	JPY	2,369,362	USD	21,477	4/16/19	73,075
Citibank, NA	USD	17,065	CHF	16,829	4/16/19	(141,687)
Citibank, NA	USD	23,944	EUR	20,958	4/16/19	(406,000)
Citibank, NA	USD	14,444	GBP	11,321	4/16/19	311,720
Citibank, NA	USD	1,954	GBP	1,470	4/16/19	(38,344)

10	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	19,060	HKD	149,469	4/16/19	$(10,916)
Citibank, NA	USD	2,832	JPY	307,959	4/16/19	(50,070)
Citibank, NA	USD	3,582	NOK	30,597	4/16/19	(32,222)
Citibank, NA	USD	5,873	NZD	8,584	4/16/19	(25,528)
Citibank, NA	USD	8,734	CHF	8,623	7/16/19	12,216
Citibank, NA	USD	6,944	GBP	5,250	7/16/19	(70,829)
Citibank, NA	USD	11,438	JPY	1,261,938	7/16/19	42,345
Citibank, NA	USD	16,223	JPY	1,774,727	7/16/19	(78,134)
Credit Suisse International	EUR	16,970	USD	19,475	4/16/19	416,497
Credit Suisse International	GBP	11,955	USD	15,549	4/16/19	(32,886)
Credit Suisse International	JPY	888,443	USD	8,070	4/16/19	43,852
Credit Suisse International	JPY	1,142,286	USD	10,265	4/16/19	(53,800)
Credit Suisse International	USD	8,577	AUD	12,118	4/16/19	29,823
Credit Suisse International	USD	22,357	EUR	19,621	4/16/19	(320,669)
Credit Suisse International	USD	39,457	JPY	4,319,193	4/16/19	(438,399)
Credit Suisse International	USD	7,927	SEK	70,886	4/16/19	(294,433)
Goldman Sachs Bank USA	CAD	8,344	USD	6,306	4/16/19	59,226
Goldman Sachs Bank USA	CAD	10,963	USD	8,058	4/16/19	(149,312)
Goldman Sachs Bank USA	CHF	1,174	USD	1,208	4/16/19	27,603
Goldman Sachs Bank USA	HKD	69,256	USD	8,835	4/16/19	8,305
Goldman Sachs Bank USA	USD	8,926	EUR	7,764	4/16/19	(206,065)
Goldman Sachs Bank USA	USD	18,397	JPY	1,974,759	4/16/19	(557,364)
Goldman Sachs Bank USA	USD	11,883	SEK	109,322	7/16/19	(31,909)
HSBC Bank USA	USD	3,518	HKD	27,589	4/16/19	(1,974)
HSBC Bank USA	USD	2,821	ILS	10,364	4/16/19	34,415
HSBC Bank USA	USD	10,389	EUR	9,060	7/16/19	(136,370)
JPMorgan Chase Bank, NA	USD	16,702	EUR	14,544	4/16/19	(367,892)
JPMorgan Chase Bank, NA	USD	8,365	GBP	6,355	4/16/19	(82,432)
JPMorgan Chase Bank, NA	USD	8,843	HKD	69,322	4/16/19	(7,960)
JPMorgan Chase Bank, NA	USD	44,389	JPY	4,989,940	4/16/19	688,454
JPMorgan Chase Bank, NA	USD	11,173	JPY	1,220,046	4/16/19	(151,055)
JPMorgan Chase Bank, NA	USD	7,520	TRY	42,143	4/16/19	(124,832)
Morgan Stanley & Co., Inc.	CAD	10,429	USD	7,691	4/16/19	(116,155)
Morgan Stanley & Co., Inc.	GBP	13,876	USD	18,364	4/16/19	278,409
Morgan Stanley & Co., Inc.	JPY	1,391,342	USD	12,888	4/16/19	319,556
Morgan Stanley & Co., Inc.	JPY	1,424,815	USD	12,810	4/16/19	(61,235)
Morgan Stanley & Co., Inc.	USD	11,872	EUR	10,351	4/16/19	(247,013)
Morgan Stanley & Co., Inc.	USD	13,563	GBP	10,435	4/16/19	37,803
Morgan Stanley & Co., Inc.	USD	22,700	JPY	2,506,833	4/16/19	(54,382)
Morgan Stanley & Co., Inc.	CNY	26,720	USD	3,987	4/17/19	9,833
Morgan Stanley & Co., Inc.	USD	9,224	CLP	6,168,337	5/23/19	(159,206)
Natwest Markets PLC	BRL	20,255	USD	5,198	4/02/19	24,760
Natwest Markets PLC	USD	5,234	BRL	20,255	4/02/19	(60,351)
Natwest Markets PLC	AUD	7,467	USD	5,302	4/16/19	(1,001)
Natwest Markets PLC	EUR	23,366	USD	26,618	4/16/19	375,609
Natwest Markets PLC	JPY	3,944,705	USD	36,393	4/16/19	757,958
Natwest Markets PLC	USD	111,788	AUD	154,989	4/16/19	(1,706,572)
Natwest Markets PLC	BRL	20,255	USD	5,223	5/03/19	60,392
Natwest Markets PLC	USD	3,322	KRW	3,742,028	5/16/19	(28,357)
Natwest Markets PLC	PEN	53,657	USD	16,146	5/23/19	13,327
Natwest Markets PLC	USD	12,256	EUR	10,739	7/16/19	(102,449)
Natwest Markets PLC	USD	17,293	SGD	23,295	7/16/19	(70,003)
Northern Trust Co.	USD	144,038	GBP	111,734	4/16/19	1,593,864
Standard Chartered Bank	BRL	108,842	USD	29,153	4/02/19	1,354,248
Standard Chartered Bank	USD	27,932	BRL	108,842	4/02/19	(133,048)
Standard Chartered Bank	HKD	86,161	USD	11,011	4/16/19	30,443
Standard Chartered Bank	JPY	2,815,390	USD	25,441	4/16/19	7,893
Standard Chartered Bank	USD	8,042	JPY	864,729	4/16/19	(230,573)

Schedule of Investments—Tax-Managed International Portfolio	11

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	26,976	SEK	239,375	4/16/19	$(1,202,470)
Standard Chartered Bank	CNY	974,411	USD	143,414	4/17/19	(1,621,273)
State Street Bank & Trust Co.	CHF	3,248	USD	3,270	4/16/19	3,898
State Street Bank & Trust Co.	GBP	8,001	USD	10,524	4/16/19	96,126
State Street Bank & Trust Co.	USD	7,787	AUD	11,016	4/16/19	37,000
State Street Bank & Trust Co.	USD	15,755	AUD	21,894	4/16/19	(204,524)
State Street Bank & Trust Co.	USD	11,613	EUR	10,120	4/16/19	(247,456)
State Street Bank & Trust Co.	USD	8,026	JPY	894,305	4/16/19	52,603
State Street Bank & Trust Co.	HKD	33,839	USD	4,323	7/16/19	(334)
State Street Bank & Trust Co.	USD	19,620	JPY	2,140,043	7/16/19	(151,853)
UBS AG	CHF	15,374	USD	15,867	4/16/19	406,826
UBS AG	USD	9,738	GBP	7,690	4/16/19	285,053
UBS AG	USD	16,204	JPY	1,805,347	4/16/19	104,507
UBS AG	USD	10,582	JPY	1,129,255	4/16/19	(380,911)
UBS AG	USD	7,233	NOK	61,611	4/16/19	(85,405)
UBS AG	USD	11,180	EUR	9,809	7/16/19	(79,590)
UBS AG	USD	5,029	SEK	45,776	7/16/19	(66,317)

						$(3,539,448)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $67,860,865 or 2.1% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.9%

Financials–30.2%
Banks–19.5%
Agricultural Bank of China Ltd.–Class H	20,074,000	$9,279,487
Banco Macro SA (ADR)	220,356	10,083,491
Bank Central Asia Tbk PT	6,392,500	12,474,212
Bank Mandiri Persero Tbk PT(a)	28,710,500	15,065,653
Bank of China Ltd.–Class H	10,582,000	4,809,203
Bank of Georgia Group PLC	43,680	941,278
Bank Tabungan Negara Persero Tbk PT	5,011,000	861,555
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	6,417,200	996,006
Capitec Bank Holdings Ltd.	24,300	2,273,569
China CITIC Bank Corp., Ltd.–Class H	20,205,000	12,883,987
China Construction Bank Corp.–Class H	13,726,000	11,781,966
City Union Bank Ltd.	233,090	688,082
Credicorp Ltd.	25,840	6,200,308
Equity Group Holdings PLC/Kenya	2,331,200	982,179
Grupo Aval Acciones y Valores SA (ADR)	63,530	494,899
Grupo Financiero Banorte SAB de CV–Class O	3,564,850	19,366,749
Grupo Financiero Galicia SA (ADR)	104,040	2,655,101
Hana Financial Group, Inc.	458,420	14,718,920
HDFC Bank Ltd.	502,244	16,812,033
ICICI Bank Ltd.	4,066,450	23,409,455
IndusInd Bank Ltd.	568,252	14,608,593
Industrial Bank Co., Ltd.–Class A	3,816,993	10,314,521
Itau Unibanco Holding SA (ADR)	1,455,255	12,820,797
Itau Unibanco Holding SA (Preference Shares)	755,210	6,641,010
KB Financial Group, Inc.	456,387	16,887,309
Sberbank of Russia PJSC (Sponsored ADR)	457,348	6,027,847
Shinhan Financial Group Co., Ltd.	163,070	6,055,142
State Bank of India(a)	1,923,590	8,891,234
TCS Group Holding PLC (GDR)(b)	281,443	4,992,799
Turkiye Garanti Bankasi AS	5,113,020	7,691,841
Yes Bank Ltd.	913,220	3,611,202

		265,320,428

Capital Markets–1.1%
China Everbright Ltd.	2,140,000	4,249,730
GF Securities Co., Ltd.–Class H	1,865,000	2,686,033
Haitong Securities Co., Ltd.–Class H	5,526,400	7,168,157
Noah Holdings Ltd. (Sponsored ADR)(a)	22,755	1,102,707

		15,206,627

Company	Shares	U.S. $ Value

Consumer Finance–1.5%
Mahindra & Mahindra Financial Services Ltd.	81,880	$497,077
Manappuram Finance Ltd.	3,991,089	7,192,103
Muthoot Finance Ltd.(a)	545,285	4,829,157
Repco Home Finance Ltd.	619,009	4,145,921
Samsung Card Co., Ltd.	104,940	3,180,280
Shriram Transport Finance Co., Ltd.	47,070	866,226

		20,710,764

Diversified Financial Services–0.2%
Fubon Financial Holding Co., Ltd.	1,964,000	2,935,957

Insurance–5.4%
AIA Group Ltd.	950,200	9,501,781
BB Seguridade Participacoes SA	1,074,100	7,275,245
ICICI Lombard General Insurance Co., Ltd.(b)	59,570	880,848
PICC Property & Casualty Co., Ltd.–Class H	4,529,000	5,155,841
Ping An Insurance Group Co. of China Ltd.–Class A	306,500	3,511,375
Ping An Insurance Group Co. of China Ltd.–Class H	2,760,500	31,078,300
Prudential PLC	821,862	16,474,609

		73,877,999

Thrifts & Mortgage Finance–2.5%
Housing Development Finance Corp., Ltd.	414,115	11,736,678
Indiabulls Housing Finance Ltd.	1,088,986	13,511,457
LIC Housing Finance Ltd.	1,223,340	9,376,567

		34,624,702

		412,676,477

Information Technology–16.2%
Communications Equipment–0.0%
Sterlite Technologies Ltd.	30,550	96,259

Electronic Equipment, Instruments & Components–5.2%
Elite Material Co., Ltd.	3,193,000	11,066,597
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	2,839,954	14,789,994
Hollysys Automation Technologies Ltd.	36,240	758,866
Largan Precision Co., Ltd.	22,000	3,299,644
Samsung SDI Co., Ltd.	21,960	4,161,582
Sunny Optical Technology Group Co., Ltd.	806,400	9,667,433
Tripod Technology Corp.	1,359,000	4,393,656
Universal Scientific Industrial Shanghai Co., Ltd.–Class A	3,122,510	7,146,738
Yageo Corp.	491,000	5,173,650
Zhejiang Dahua Technology Co., Ltd.–Class A	4,041,268	9,865,573

		70,323,733

IT Services–0.5%
Hexaware Technologies Ltd.	71,120	354,690
My EG Services Bhd	9,642,600	3,343,678

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

TravelSky Technology Ltd.–Class H	1,384,000	$3,665,025

		7,363,393

Semiconductors & Semiconductor Equipment–4.2%
ASMedia Technology, Inc.	51,000	938,891
eMemory Technology, Inc.	65,000	680,789
Global Unichip Corp.	115,000	770,343
Hua Hong Semiconductor Ltd.(b)	2,853,000	6,707,258
Koh Young Technology, Inc.	12,390	934,893
Nanya Technology Corp.	987,000	1,973,913
Parade Technologies Ltd.	38,000	638,595
Realtek Semiconductor Corp.	644,000	3,815,956
Silergy Corp.	374,000	5,602,323
SK Hynix, Inc.	309,118	20,267,723
Taiwan Semiconductor Manufacturing Co., Ltd.	1,940,706	15,543,224

		57,873,908

Software–0.2%
Beijing Thunisoft Corp. Ltd.–Class A	251,980	796,148
Douzone Bizon Co., Ltd.	23,320	960,269
Globant SA(a)	10,710	764,694

		2,521,111

Technology Hardware, Storage & Peripherals–6.1%
Lenovo Group Ltd.	7,716,000	6,961,728
Samsung Electronics Co., Ltd.	1,249,610	49,288,281
Samsung Electronics Co., Ltd. (Preference Shares)	820,010	26,256,863

		82,506,872

		220,685,276

Consumer Discretionary–10.3%
Auto Components–0.4%
Cub Elecparts, Inc.	58,367	556,336
Endurance Technologies Ltd.(b)	34,150	570,009
Hankook Tire Co., Ltd.	114,880	3,790,200
Hota Industrial Manufacturing Co., Ltd.	179,000	660,575
Nexteer Automotive Group Ltd.	234,000	289,737

		5,866,857

Diversified Consumer Services–2.7%
Estacio Participacoes SA	1,047,800	7,118,515
Four Seasons Education Cayman, Inc. (ADR)(a)	234,833	418,003
Fu Shou Yuan International Group Ltd.	9,768,000	8,977,142
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	217,260	19,572,953
OneSmart International Education Group Ltd. (ADR)(a)	106,800	842,652

		36,929,265

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure–1.8%
BK Brasil Operacao e Assessoria a Restaurantes SA	106,300	$600,276
CVC Brasil Operadora e Agencia de Viagens SA	35,000	489,420
Gourmet Master Co., Ltd.	79,872	532,335
Hana Tour Service, Inc.	10,130	647,853
Huazhu Group Ltd. (ADR)	119,570	5,038,680
OPAP SA	1,400,518	14,475,126
Premium Leisure Corp.	141,129,000	2,285,403

		24,069,093

Internet & Direct Marketing Retail–4.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	204,350	37,283,657
Baozun, Inc. (Sponsored ADR)(a)	347,900	14,451,766
MakeMyTrip Ltd.(a)	210,986	5,823,214
Naspers Ltd.–Class N	40,800	9,508,098

		67,066,735

Multiline Retail–0.3%
Lojas Renner SA	201,700	2,256,365
Mitra Adiperkasa Tbk PT	7,668,000	522,329
V-Mart Retail Ltd.	22,040	850,672

		3,629,366

Specialty Retail–0.1%
Ace Hardware Indonesia Tbk PT	5,460,700	682,990
JUMBO SA	38,730	648,789
Wilcon Depot, Inc.	1,598,700	471,513

		1,803,292

Textiles, Apparel & Luxury Goods–0.1%
Eclat Textile Co., Ltd.	46,000	620,277

		139,984,885

Industrials–8.4%
Aerospace & Defense–0.3%
Embraer SA	940,500	4,431,845

Air Freight & Logistics–0.1%
TCI Express Ltd.	28,600	305,525
ZTO Express Cayman, Inc. (ADR)	75,990	1,389,097

		1,694,622

Airlines–0.3%
Gol Linhas Aereas Inteligentes SA (Preference Shares)(a)	518,700	3,431,195
InterGlobe Aviation Ltd.(b)	41,500	854,167

		4,285,362

Building Products–0.1%
Kajaria Ceramics Ltd.	114,560	978,382

Commercial Services & Supplies–0.4%
S-1 Corp.	6,130	542,741
Sunny Friend Environmental Technology Co., Ltd.	545,000	4,267,369

		4,810,110

14	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Company	Shares	U.S. $ Value

Construction & Engineering–0.2%
GS Engineering & Construction Corp.	76,670	$2,884,621

Electrical Equipment–0.6%
Luxshare Precision Industry Co., Ltd.–Class A	2,005,886	7,365,960
Voltronic Power Technology Corp.	43,000	842,686

		8,208,646

Industrial Conglomerates–0.0%
Turkiye Sise ve Cam Fabrikalari AS	609,516	638,209

Machinery–2.3%
Airtac International Group	52,000	676,186
Han’s Laser Technology Industry Group Co., Ltd.	311,037	1,948,873
Sany Heavy Industry Co., Ltd.	6,877,891	13,057,244
Sinotruk Hong Kong Ltd.	2,117,500	4,519,369
Weichai Power Co., Ltd.–Class H	6,870,000	11,026,377

		31,228,049

Professional Services–0.8%
51job, Inc. (ADR)(a)	135,966	10,589,032
L&T Technology Services Ltd.(b)	17,940	409,004

		10,998,036

Road & Rail–1.4%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,127,331	11,994,802
Localiza Rent a Car SA	775,171	6,545,303
Rumo SA(a)	197,700	966,952

		19,507,057

Trading Companies & Distributors–1.1%
Barloworld Ltd.	563,360	4,990,318
BOC Aviation Ltd.(b)	1,176,500	9,602,752

		14,593,070

Transportation Infrastructure–0.8%
Adani Ports and Special Economic Zone Ltd.	1,895,000	10,384,003

		114,642,012

Communication Services–7.3%
Diversified Telecommunication Services–1.1%
China Unicom Hong Kong Ltd.	10,766,000	13,707,544
Tower Bersama Infrastructure Tbk PT	6,240,400	1,727,808

		15,435,352

Entertainment–0.1%
JYP Entertainment Corp.	19,670	535,275
NCSoft Corp.	2,250	983,666

		1,518,941

Interactive Media & Services–4.9%
58.com, Inc. (ADR)(a)	220,120	14,457,481
Info Edge India Ltd.	40,230	1,058,887
Momo, Inc. (Sponsored ADR)(a)	182,480	6,978,035

Company	Shares	U.S. $ Value

Tencent Holdings Ltd.	700,800	$32,228,239
Yandex NV–Class A(a)	346,770	11,908,082

		66,630,724

Media–0.4%
Megacable Holdings SAB de CV	975,600	4,524,595

Wireless Telecommunication Services–0.8%
Safaricom PLC	37,740,310	10,333,657
Sarana Menara Nusantara Tbk PT	10,714,500	591,081

		10,924,738

		99,034,350

Materials–6.4%
Chemicals–1.5%
Berger Paints India Ltd.	140,570	657,503
Formosa Plastics Corp.	877,000	3,121,677
Kumho Petrochemical Co., Ltd.	121,420	10,203,396
Pidilite Industries Ltd.	46,530	838,137
Sasol Ltd.	169,070	5,271,702

		20,092,415

Construction Materials–1.8%
Anhui Conch Cement Co., Ltd.–Class A	1,100,835	6,254,504
Anhui Conch Cement Co., Ltd.–Class H	1,924,500	11,775,832
Grupo Cementos de Chihuahua SAB de CV	578,030	3,184,931
Huaxin Cement Co., Ltd.	1,064,712	3,622,187
POSCO Chemical Co., Ltd.	12,530	666,331

		25,503,785

Metals & Mining–3.1%
Aluminum Corp. of China Ltd.–Class H(a)	14,966,000	5,530,026
Antofagasta PLC	618,270	7,778,865
KGHM Polska Miedz SA(a)	96,046	2,677,519
Polyus PJSC (GDR)(b)	75,640	3,108,804
POSCO	51,698	11,544,150
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	0
Vale SA	477,600	6,212,514
Vedanta Ltd.	2,074,840	5,538,485

		42,390,363

		87,986,563

Energy–6.4%
Energy Equipment & Services–0.0%
TMK PJSC (GDR)(b)	16,179	54,766

Oil, Gas & Consumable Fuels–6.4%
CNOOC Ltd.	1,067,000	1,987,479
Gran Tierra Energy, Inc.(a)	923,040	2,099,781
LUKOIL PJSC (Sponsored ADR)	236,357	21,132,679
PetroChina Co., Ltd.–Class H	13,292,000	8,701,117

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

Petroleo Brasileiro SA (Preference Shares)	3,853,100	$27,613,875
S-Oil Corp.	40,448	3,192,641
Tatneft PJSC (Sponsored ADR)	171,617	11,839,857
Tupras Turkiye Petrol Rafinerileri AS	228,268	5,119,591
YPF SA (Sponsored ADR)	396,549	5,555,652

		87,242,672

		87,297,438

Consumer Staples–4.1%
Beverages–2.2%
Coca-Cola HBC AG(a)	255	8,695
Heineken NV	16,630	1,757,692
Kweichow Moutai Co., Ltd.–Class A	135,456	17,180,006
Wuliangye Yibin Co., Ltd.–Class A	801,433	11,314,252

		30,260,645

Food & Staples Retailing–0.8%
BGF retail Co., Ltd.	4,350	837,349
Bid Corp., Ltd.	20,940	432,855
Dino Polska SA(a)(b)	53,290	1,677,683
E-MART, Inc.	47,280	7,172,521
Raia Drogasil SA	49,700	828,894
Shoprite Holdings Ltd.	38,740	426,801

		11,376,103

Food Products–0.6%
Britannia Industries Ltd.	12,660	563,045
Vitasoy International Holdings Ltd.	212,000	1,026,748
WH Group Ltd.(b)	6,704,500	7,171,310

		8,761,103

Personal Products–0.5%
Cosmax, Inc.	5,285	707,107
Hengan International Group Co., Ltd.	95,000	832,882
TCI Co., Ltd.	217,000	2,980,977
Unilever PLC	28,150	1,620,387

		6,141,353

		56,539,204

Real Estate–3.1%
Equity Real Estate Investment Trusts (REITs)–0.5%
Fibra Uno Administracion SA de CV	4,534,840	6,249,635

Real Estate Management & Development–2.6%
Aldar Properties PJSC	9,663,200	4,776,856
CIFI Holdings Group Co., Ltd.	12,588,000	9,560,872
Emaar Properties PJSC	311,380	398,420
Huafa Industrial Co., Ltd. Zhuhai	3,110,444	4,288,078
Seazen Holdings Co., Ltd.–Class A	1,141,230	7,677,417
Times China Holdings Ltd.	4,377,000	9,093,012

		35,794,655

		42,044,290

Company	Shares	U.S. $ Value

Health Care–2.3%
Health Care Equipment & Supplies–0.2%
Vieworks Co., Ltd.	22,235	$661,432
Yestar Healthcare Holdings Co., Ltd.	7,452,500	1,746,839

		2,408,271

Health Care Providers & Services–1.5%
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	2,942,528
NMC Health PLC	395,670	11,793,629
Notre Dame Intermedica Participacoes SA(a)	87,100	729,662
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	2,282,000	4,973,657

		20,439,476

Pharmaceuticals–0.6%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	7,773,827
Richter Gedeon Nyrt	41,490	783,844

		8,557,671

		31,405,418

Utilities–1.2%
Electric Utilities–0.7%
Centrais Eletricas Brasileiras SA(a)	541,500	5,074,294
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	56,000	541,499
Equatorial Energia SA	157,500	3,218,103

		8,833,896

Gas Utilities–0.5%
China Resources Gas Group Ltd.	756,000	3,569,043
ENN Energy Holdings Ltd.	364,000	3,523,105

		7,092,148

		15,926,044

Total Common Stocks (cost $1,205,177,106)		1,308,221,957

EQUITY LINKED NOTES–2.5%

Real Estate–1.0%
Real Estate Management & Development–1.0%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	4,001,413	5,966,595
Vincom Retail JSC, Macquarie Bank Ltd., expiring 3/31/20(a)	4,806,524	7,167,113

		13,133,708

Financials–0.6%
Banks–0.6%
Emirates NBD PJSC, Merrill Lynch & Co., Inc., expiring 1/03/22(a)	1,755,240	4,862,015

16	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Company	Shares	U.S. $ Value

National Commercial Bank, HSBC Bank PLC, expiring 11/09/20(a)	235,050	$3,440,811

		8,302,826

Information Technology–0.5%
Electronic Equipment, Instruments & Components–0.5%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	3,091,393	6,061,817

Materials–0.2%
Construction Materials–0.2%
Huaxin Cement Co., Ltd., UBS AG, expiring 5/06/19(a)	969,642	3,304,188

Consumer Discretionary–0.1%
Specialty Retail–0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	451,986	1,651,802

Company	Shares	U.S. $ Value

Industrials–0.1%
Machinery–0.1%
Han’s Laser Technology Industry Group Co., Ltd., UBS AG, expiring 3/06/20(a)	229,400	$1,440,534

Total Equity Linked Notes (cost $32,531,950)		33,894,875

SHORT-TERM INVESTMENTS–1.0%
Investment Companies–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(e)(f)(g) (cost $13,384,247)	13,384,247	13,384,247

Total Investments—99.4% (cost $1,251,093,303)		1,355,501,079

Other assets less liabilities—0.6%		8,701,161

Net Assets—100.0%		$1,364,202,240

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI Emerging Markets Futures	88	June 2019	$4,652,560	$2,147

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	4,142	USD	5,484	5/15/19	$78,046
Bank of America, NA	RUB	519,026	USD	7,945	5/16/19	86,804
Bank of America, NA	USD	17,208	RUB	1,115,999	5/16/19	(311,758)
Barclays Bank PLC	BRL	17,833	USD	4,576	4/02/19	21,799
Barclays Bank PLC	USD	4,771	BRL	17,833	4/02/19	(216,542)
Barclays Bank PLC	RUB	1,503,869	USD	22,682	5/16/19	(86,470)
Barclays Bank PLC	INR	595,614	USD	8,488	7/16/19	21,212
Barclays Bank PLC	INR	370,645	USD	5,235	7/16/19	(33,631)
Barclays Bank PLC	MYR	31,220	USD	7,702	8/21/19	56,601
BNP Paribas SA	PLN	5,091	USD	1,331	5/15/19	3,587
BNP Paribas SA	USD	1,921	ZAR	27,605	5/15/19	(17,204)
BNP Paribas SA	ZAR	37,483	USD	2,624	5/15/19	39,104
BNP Paribas SA	USD	3,618	COP	11,500,497	5/23/19	(20,374)
Citibank, NA	CNY	14,408	USD	2,143	5/15/19	(569)
Citibank, NA	GBP	1,561	USD	2,047	5/15/19	9,644
Citibank, NA	HKD	45,219	USD	5,786	5/15/19	17,482
Citibank, NA	USD	4,984	HKD	39,059	5/15/19	(1,305)
Citibank, NA	ZAR	24,661	USD	1,741	5/15/19	40,871
Citibank, NA	ZAR	39,355	USD	2,709	5/15/19	(4,824)

Schedule of Investments—Emerging Markets Portfolio	17

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	39,860	ZAR	554,792	5/15/19	$(1,606,035)
Goldman Sachs Bank USA	BRL	17,833	USD	4,761	4/02/19	205,907
Goldman Sachs Bank USA	USD	4,576	BRL	17,833	4/02/19	(21,799)
Goldman Sachs Bank USA	USD	6,712	ZAR	97,600	5/15/19	17,988
Goldman Sachs Bank USA	RUB	176,544	USD	2,749	5/16/19	76,153
Goldman Sachs Bank USA	USD	17,431	MYR	70,963	8/21/19	(52,341)
HSBC Bank USA	CNY	56,098	USD	8,377	5/15/19	30,867
HSBC Bank USA	HKD	153,618	USD	19,630	5/15/19	33,842
HSBC Bank USA	USD	2,649	HKD	20,727	5/15/19	(4,831)
JPMorgan Chase Bank, NA	EUR	1,075	USD	1,236	5/15/19	25,925
JPMorgan Chase Bank, NA	GBP	12,493	USD	16,181	5/15/19	(125,737)
JPMorgan Chase Bank, NA	USD	3,936	HKD	30,798	5/15/19	(7,578)
Morgan Stanley Capital Services, Inc.	CNY	18,005	USD	2,668	5/15/19	(10,498)
Morgan Stanley Capital Services, Inc.	GBP	4,196	USD	5,554	5/15/19	77,087
Morgan Stanley Capital Services, Inc.	USD	2,321	ZAR	32,576	5/15/19	(74,420)
Morgan Stanley Capital Services, Inc.	USD	4,130	CLP	2,761,544	5/23/19	(71,276)
Natwest Markets PLC	USD	1,339	GBP	1,011	5/15/19	(19,170)
Natwest Markets PLC	USD	2,053	MXN	38,907	5/15/19	(62,063)
Standard Chartered Bank	GBP	718	USD	943	5/15/19	6,007
State Street Bank & Trust Co.	CNY	13,817	USD	2,056	5/15/19	533
State Street Bank & Trust Co.	EUR	8,999	USD	10,244	5/15/19	113,262
State Street Bank & Trust Co.	HKD	36,139	USD	4,620	5/15/19	10,179
State Street Bank & Trust Co.	USD	2,062	HKD	16,164	5/15/19	39
State Street Bank & Trust Co.	USD	4,728	HKD	37,036	5/15/19	(3,306)
State Street Bank & Trust Co.	USD	8,975	PLN	34,299	5/15/19	(29,673)
State Street Bank & Trust Co.	USD	12,915	THB	409,507	5/15/19	2,674
State Street Bank & Trust Co.	USD	16,898	THB	527,603	5/15/19	(254,369)

						$(2,060,160)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $58,740,557 or 4.3% of net assets.
(c)	Fair valued by the Adviser.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thailand Baht

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

SCB-ST-1946-0319

Sanford C. Bernstein Fund, Inc.

March 31, 2019

Schedule of Investments To the Semi-Annual
Report For the Taxable Bond Portfolios

Short Duration Plus

Intermediate Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2019 (unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–53.3%
United States–53.3%
U.S. Treasury Notes 1.375%, 8/31/20–10/31/20	U.S.$	23,508	$23,176,422
1.375%, 1/31/21(a)		11,911	11,710,002
1.50%, 8/15/20		4,672	4,616,520
1.625%, 8/15/22		4,271	4,185,188
1.75%, 10/31/20		10,904	10,801,775
2.00%, 1/15/21		10,482	10,424,677
2.375%, 4/15/21–8/15/24		15,714	15,749,569
2.50%, 12/31/20–2/28/21		32,627	32,739,694
2.625%, 12/31/23		215	218,458
2.875%, 11/15/21		9,861	10,014,672
3.50%, 5/15/20		10,177	10,297,852
3.625%, 2/15/21		4,607	4,717,136

Total Governments–Treasuries (cost $137,975,228)			138,651,965

CORPORATES-INVESTMENT GRADE–14.8%

Financial Institutions–8.8%
Banking–8.4%
Banco Santander SA 3.50%, 4/11/22		200	201,842
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	234,509
BNP Paribas SA 2.375%, 5/21/20		925	921,929
Capital One NA 1.85%, 9/13/19		1,000	995,450
Citigroup, Inc. 2.05%, 6/07/19		717	716,147
3.142%, 1/24/23		650	651,872
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	249,168
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	993,690
Deutsche Bank AG Series G 2.85%, 5/10/19		717	716,706
Goldman Sachs Group, Inc. (The) 3.932% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	735,628
Huntington National Bank (The) 2.375%, 3/10/20		650	647,614
ING Bank NV 2.50%, 10/01/19(b)		1,000	998,660
5.80%, 9/25/23(b)		475	512,026
Principal Amount (000)			U.S. $ Value

JPMorgan Chase & Co. 2.295%, 8/15/21	U.S.$	474	$468,753
Lloyds Banking Group PLC 3.90%, 3/12/24		312	316,003
Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/07/22		1,000	1,007,490
Morgan Stanley 5.625%, 9/23/19		740	749,576
NatWest Markets PLC 3.625%, 9/29/22(b)		825	825,569
Nordea Bank Abp 2.375%, 4/04/19(b)		975	974,990
PNC Bank NA 3.011% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	872,664
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,292,409
Svenska Handelsbanken AB 1.50%, 9/06/19		995	989,826
US Bank NA/Cincinnati/OH 1.40%, 4/26/19		870	869,217
3.245% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	715,521
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,189,619
3.069%, 1/24/23		554	555,019
Westpac Banking Corp. 1.60%, 8/19/19		292	290,844
1.65%, 5/13/19		1,150	1,148,838
2.65%, 1/25/21		1,002	1,003,032

			21,844,611

Insurance–0.4%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	829,088
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	196,889

			1,025,977

			22,870,588

Industrial–5.6%
Capital Goods–0.5%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	267,052
2.10%, 1/10/20		729	725,472
John Deere Capital Corp. 3.20%, 1/10/22		236	239,783

			1,232,307

Communications-Media–0.4%
NBCUniversal Media LLC 5.15%, 4/30/20		1,059	1,085,634

Communications-Telecommunications–0.2%
AT&T, Inc. 4.45%, 4/01/24		600	629,472

Schedule of Investments—Short Duration Plus Portfolio	1

Principal Amount (000)			U.S. $ Value

Consumer Cyclical-Automotive–1.4%
American Honda Finance Corp. 1.20%, 7/12/19	U.S.$	988	$984,028
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,121,231
General Motors Financial Co., Inc. 3.15%, 1/15/20		667	667,574
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	825,457

			3,598,290

Consumer Cyclical-Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	227,868

Consumer Non-Cyclical–1.6%
Biogen, Inc. 4.05%, 9/15/25		600	616,986
CVS Health Corp. 3.35%, 3/09/21		669	674,405
GlaxoSmithKline Capital PLC 2.875%, 6/01/22		875	879,095
Kroger Co. (The) 6.15%, 1/15/20		609	624,682
Merck & Co., Inc. 2.90%, 3/07/24		700	708,960
Molson Coors Brewing Co. 2.25%, 3/15/20		267	265,227
Mylan NV 2.50%, 6/07/19		390	389,505

			4,158,860

Energy–0.6%
Enterprise Products Operating LLC 2.80%, 2/15/21		400	400,248
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	322,715
Williams Cos., Inc. (The) 4.125%, 11/15/20		742	753,716

			1,476,679

Services–0.4%
Visa, Inc. 2.20%, 12/14/20		984	979,267

Technology–0.4%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	436,817
Microsoft Corp. 1.10%, 8/08/19		700	696,339

			1,133,156

			14,521,533

Utility–0.4%
Electric–0.4%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	700,480
Principal Amount (000)			U.S. $ Value

Exelon Generation Co. LLC 2.95%, 1/15/20	U.S.$	354	$354,007

			1,054,487

Total Corporates–Investment Grade (cost $38,436,173)			38,446,608

INFLATION-LINKED SECURITIES–8.0%
United States–8.0%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/22 (TIPS)		13,248	13,155,595
0.625%, 7/15/21 (TIPS)		2,585	2,608,302
1.25%, 7/15/20 (TIPS)		4,888	4,959,486

Total Inflation–Linked Securities (cost $20,545,139)			20,723,383

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.4%
Non-Agency Fixed Rate CMBS–4.0%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(d)		350	352,611
Series 2013-GC11, Class XA 1.397%, 4/10/46(e)		9,060	421,458
Series 2015-GC29, Class A2 2.674%, 4/10/48		800	797,763
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.356%, 1/10/46(e)		3,323	139,849
Series 2014-CR16, Class A2 3.042%, 4/10/47		174	174,272
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,299,217
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.516%, 2/10/46(e)		8,543	414,113
GS Mortgage Securities Trust Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	513,245
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.60%, 11/15/43(b)(d)		546	550,811
Series 2013-C13, Class A2 2.665%, 1/15/46		29	29,435
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.864%, 9/15/47(e)		11,040	407,084
Series 2015-C28, Class A2 2.773%, 10/15/48		888	886,559
Series 2015-C29, Class A2 2.921%, 5/15/48		413	412,956

2	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(b)	U.S.$	587	$576,755
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		875	873,928
Series 2015-C23, Class A2 2.982%, 7/15/50		775	773,331
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)(f)		335	312,100
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	462,688
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	529,650
Series 2012-C10, Class XA 1.562%, 12/15/45(b)(e)		1,160	55,436
Series 2014-C24, Class A2 2.863%, 11/15/47		379	378,855

			10,362,116

Non-Agency Floating Rate CMBS–1.0%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	474,407
BX Trust Series 2017-IMC, Class A 3.534% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)		540	538,298
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(b)(c)		297	297,052
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	457,853
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		873	871,442

			2,639,052

Agency CMBS–0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,137	1,144,133
Principal Amount (000)			U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.939%, 8/16/46(e)	U.S.$	416	$1,257

			1,145,390

Total Commercial Mortgage–Backed Securities (cost $14,389,070)			14,146,558

ASSET-BACKED SECURITIES–4.9%
Autos-Fixed Rate–2.4%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		38	38,058
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		152	151,378
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		109	108,920
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(b)		93	93,299
Exeter Automobile Receivables Trust Series 2017-2A, Class A 2.11%, 6/15/21(b)		19	18,807
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(b)		72	71,719
Series 2017-3, Class A 1.88%, 10/15/21(b)		132	131,482
Series 2017-4, Class A 2.07%, 4/15/22(b)		141	139,814
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,059,101
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	602,058
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22		660	655,152
Series 2017-2, Class A1 2.16%, 9/15/22		558	553,634
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	710,355
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	544,305
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	548,162
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	837,468

			6,263,712

Schedule of Investments—Short Duration Plus Portfolio	3

Principal Amount (000)			U.S. $ Value

Credit Cards-Fixed Rate–1.2%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	U.S.$	1,050	$1,048,713
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		470	468,580
Series 2017-C, Class A 2.31%, 8/15/24		935	928,121
Series 2018-A, Class A 3.07%, 12/16/24		590	593,059

			3,038,473

Other ABS-Fixed Rate–1.0%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		232	231,824
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		35	34,598
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		5	5,222
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		8	8,118
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		44	43,913
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	165,411
Series 2018-3A, Class A 3.20%, 9/15/28(b)(d)		338	338,789
Series 2019-1A, Class A 3.44%, 4/16/29(b)(d)		645	647,070
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		83	82,562
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		131	131,184
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		171	171,846
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	428,635
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(d)		203	204,707

			2,493,879

Autos-Floating Rate–0.3%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 3.054% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	837,981

			837,981

Total Asset-Backed Securities (cost $12,657,842)			12,634,045

Principal Amount (000)			U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–4.1%
Agency Floating Rate–1.6%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.984% (LIBOR 1 Month + 0.50%), 6/15/39(c)	U.S.$	639	$641,242
Series 4286, Class VF 2.934% (LIBOR 1 Month + 0.45%), 12/15/43(c)		625	625,224
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.836% (LIBOR 1 Month + 0.35%), 6/25/43(c)		529	526,244
Series 2014-49, Class AF 2.829% (LIBOR 1 Month + 0.32%), 8/25/44(c)		779	777,160
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 3.041% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,590	1,594,253

			4,164,123

Risk Share Floating Rate–1.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.636% (LIBOR 1 Month + 4.15%), 1/25/25(c)		350	374,446
Series 2015-DNA3, Class M2 5.336% (LIBOR 1 Month + 2.85%), 4/25/28(c)		469	480,640
Series 2015-HQ2, Class M2 4.436% (LIBOR 1 Month + 1.95%), 5/25/25(c)		522	530,779
Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(c)		256	259,754
Series 2016-HQA2, Class M2 4.736% (LIBOR 1 Month + 2.25%), 11/25/28(c)		351	356,266
Series 2017-DNA1, Class M1 3.686% (LIBOR 1 Month + 1.20%), 7/25/29(c)		217	217,521
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.736% (LIBOR 1 Month + 5.25%), 10/25/23(c)		255	288,087
Series 2014-C01, Class M1 4.086% (LIBOR 1 Month + 1.60%), 1/25/24(c)		94	93,788

4	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value

Series 2014-C02, Class 1M1 3.436% (LIBOR 1 Month + 0.95%), 5/25/24(c)	U.S.$		47	$46,718
Series 2014-C04, Class 1M2 7.386% (LIBOR 1 Month + 4.90%), 11/25/24(c)			438	490,220
Series 2016-C03, Class 1M1 4.486% (LIBOR 1 Month + 2.00%), 10/25/28(c)			309	311,419
Series 2016-C04, Class 1M1 3.936% (LIBOR 1 Month + 1.45%), 1/25/29(c)			80	80,206
Series 2016-C05, Class 2M1 3.836% (LIBOR 1 Month + 1.35%), 1/25/29(c)			19	19,408
Series 2016-C06, Class 1M1 3.786% (LIBOR 1 Month + 1.30%), 4/25/29(c)			399	400,112
Series 2017-C01, Class 1M1 3.786% (LIBOR 1 Month + 1.30%), 7/25/29(c)			165	165,309
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.336% (LIBOR 1 Month + 2.85%), 11/25/25(c)(g)			1	618

				4,115,291

Agency Fixed Rate–0.9%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24			275	275,571
Series 4029, Class NE 2.50%, 3/15/41			1,163	1,160,397
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 2/25/44			382	386,350
Series 2015-72, Class PC 3.00%, 10/25/43			695	696,165

				2,518,483

Total Collateralized Mortgage Obligations (cost $10,810,675)				10,797,897

AGENCIES–3.7%
Agency Debentures–3.7%
Federal Home Loan Bank 2.625%, 5/28/20			3,650	3,657,866
3.00%, 10/12/21			1,450	1,474,972
2.50%, 2/13/24			445	449,167
Federal National Mortgage Association 2.75%, 6/22/21			2,217	2,238,064
2.875%, 10/30/20			1,042	1,050,798
2.50%, 2/05/24			810	817,606

Total Agencies (cost $9,609,183)				9,688,473

	Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–0.9%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 4.113% (LIBOR 6 Month + 1.38%), 1/01/37(c)		U.S.$	2	$2,157

Agency Fixed Rate 15-Year–0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25			167	172,620
6.50%, 3/01/26			235	247,274
Federal National Mortgage Association Series 2006 6.00%, 12/01/21			2	2,099

				421,993

Agency Fixed Rate 30-Year–0.8%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40			1,289	1,402,972
Government National Mortgage Association Series 2002 7.50%, 3/15/32			61	69,336
Series 2009 5.00%, 10/15/39			486	519,175

				1,991,483

Total Mortgage Pass-Throughs (cost $2,433,526)				2,415,633

SHORT-TERM INVESTMENTS–3.0%

Governments-Treasuries–2.3%
Japan–2.3%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $5,913,860)		JPY	650,000	5,867,360

U.S. Treasury Bills–0.7%
U.S. Treasury Bill Zero Coupon, 4/09/19–4/18/19 (cost $1,938,548)		U.S.$	1,941	1,938,809

Total Short-Term Investments (cost $7,852,408)				7,806,169

Total Investments—98.1% (cost $254,709,244)				255,310,731

Other assets less liabilities—1.9%				4,971,183

Net Assets—100.0%				$260,281,914

Schedule of Investments—Short Duration Plus Portfolio	5

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	299	June 2019	$63,715,031	$249,155
U.S. T-Note 5 Yr (CBT) Futures	1	June 2019	115,828	30
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	17	June 2019	2,111,718	(26,773)

				$222,412

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	650,342	USD	5,931	4/26/19	$50,167
State Street Bank & Trust Co.	JPY	727	USD	7	4/26/19	50

						$50,217

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.37%	USD	87	$(765)	$1,079	$(1,844)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	147	8,776	11,967	(3,191)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	295	17,611	22,611	(5,000)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	295	17,611	21,841	(4,230)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	363	21,671	25,969	(4,298)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	119	7,104	8,283	(1,179)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	118	7,045	8,214	(1,169)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	113	6,746	8,042	(1,296)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,564	(13,760)	19,264	(33,024)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,048	(9,219)	13,917	(23,136)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	147	(18,583)	(22,947)	4,364
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	24	(3,034)	(3,931)	897

6	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	147	$(18,595)	$(17,112)	$(1,483)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	295	(37,317)	(33,582)	(3,735)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	295	(37,319)	(32,923)	(4,396)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	363	(45,920)	(39,565)	(6,355)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	118	(14,927)	(15,224)	297
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	99	(12,523)	(12,772)	249
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	165	(20,872)	(21,287)	415
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	117	(14,801)	(15,592)	791
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	23	(2,910)	(3,012)	102
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	376	(47,596)	(46,105)	(1,491)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	113	(14,304)	(13,856)	(448)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	750	(94,812)	(93,700)	(1,112)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	504	(63,714)	(33,153)	(30,561)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	860	(108,718)	(60,461)	(48,257)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	209	(26,421)	(12,657)	(13,764)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	607	(76,735)	(50,053)	(26,682)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	132	(16,687)	(10,885)	(5,802)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	168	(21,238)	(14,148)	(7,090)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	330	(41,717)	(32,015)	(9,702)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	800	(17,289)	(15,913)	(1,376)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	445	(56,256)	(32,463)	(23,793)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	499	(63,083)	(41,735)	(21,348)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	58	(7,337)	(7,563)	226
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	160	(20,226)	(25,009)	4,783
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	133	(16,813)	(22,104)	5,291
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	186	(23,513)	(31,357)	7,844

Schedule of Investments—Short Duration Plus Portfolio	7

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	40	$(5,056)	$(5,190)	$134
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	402	(50,920)	(50,130)	(790)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	139	(17,572)	(17,487)	(85)

						$(953,988)	$(692,744)	$(261,244)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $19,428,175 or 7.5% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	IO—Interest Only.
(f)	Illiquid security.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.336%, 11/25/25	9/28/15	$618	$618	0.00%

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2019 (Unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADE–23.1%

Industrial–11.5%
Basic–0.9%
Dow Chemical Co. (The) 3.00%, 11/15/22	U.S.$	6	$6,008
DowDuPont, Inc. 4.205%, 11/15/23		4,915	5,138,976
4.493%, 11/15/25		4,913	5,234,949
Eastman Chemical Co. 3.80%, 3/15/25		2,282	2,333,276
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,672,919
Mexichem SAB de CV 4.00%, 10/04/27(a)		3,400	3,301,179
4.875%, 9/19/22(a)		1,519	1,574,497
Suzano Austria GmbH 6.00%, 1/15/29(a)		4,928	5,249,355
Vale Overseas Ltd. 6.25%, 8/10/26		3,565	3,892,980

			29,404,139

Capital Goods–0.4%
Boeing Co. (The) 1.65%, 10/30/20		15	14,730
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13	12,922
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960	5,344,400
Emerson Electric Co. 5.00%, 4/15/19		10	10,008
United Technologies Corp. 3.95%, 8/16/25		6,049	6,285,576

			11,667,636

Communications-Media–0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455	2,590,933
5.05%, 3/30/29		6,450	6,797,268
Comcast Corp. 4.15%, 10/15/28		4,460	4,695,622
5.70%, 7/01/19		9	9,064
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,401	2,383,473
Time Warner Cable LLC 4.00%, 9/01/21		18	18,291
4.125%, 2/15/21		3,143	3,195,740
4.50%, 9/15/42		2,370	2,078,348
	Principal Amount (000)		U.S. $ Value

Warner Media LLC 3.60%, 7/15/25	U.S.$	6,420	$6,407,224

			28,175,963

Communications-Telecommunications–1.4%
AT&T, Inc. 3.40%, 5/15/25		22,024	21,845,606
4.35%, 3/01/29		6,400	6,536,832
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		6,740	6,813,196
Verizon Communications, Inc. 4.862%, 8/21/46		2,993	3,186,079
Vodafone Group PLC 3.75%, 1/16/24		2,639	2,663,780
4.125%, 5/30/25		5,820	5,936,051

			46,981,544

Consumer Cyclical-Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,738,785
General Motors Financial Co., Inc. 4.00%, 1/15/25		2,955	2,900,983
4.30%, 7/13/25		1,405	1,399,043
5.10%, 1/17/24		6,170	6,423,957

			15,462,768

Consumer Non-Cyclical–2.3%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		2,000	2,194,960
Bayer US Finance LLC 2.375%, 10/08/19(a)		5,300	5,280,920
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,854,047
Biogen, Inc. 4.05%, 9/15/25		7,188	7,391,492
BRF SA 3.95%, 5/22/23(a)		462	430,954
Celgene Corp. 2.875%, 8/15/20		7	7,006
Cigna Corp. 3.75%, 7/15/23(a)		2,272	2,327,346
4.125%, 11/15/25(a)		2,682	2,775,950
4.375%, 10/15/28(a)		3,600	3,733,200
CVS Health Corp. 2.25%, 8/12/19		8	7,983
4.10%, 3/25/25		4,035	4,141,726
4.30%, 3/25/28		4,035	4,091,692
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,339,851
Mylan, Inc. 3.125%, 1/15/23(a)		6,600	6,450,840

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)				U.S. $ Value

Reynolds American, Inc. 6.875%, 5/01/20	U.S.$		1,300	$1,351,935
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)			378	369,049
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)			6,627	6,953,976
Tyson Foods, Inc. 2.65%, 8/15/19			1,788	1,785,926
3.95%, 8/15/24			5,908	6,071,002
4.00%, 3/01/26			763	780,175
4.35%, 3/01/29			862	891,256
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20			3,400	3,391,806
Zoetis, Inc. 3.45%, 11/13/20			2,422	2,444,476

				74,067,568

Energy–3.3%
Antero Resources Corp. 5.125%, 12/01/22			869	874,066
Cenovus Energy, Inc. 3.00%, 8/15/22			4,694	4,595,661
5.70%, 10/15/19			630	638,543
Devon Energy Corp. 5.00%, 6/15/45			6,800	7,106,612
Encana Corp. 3.90%, 11/15/21			3,815	3,892,254
Energy Transfer Operating LP 4.65%, 6/01/21			6	6,180
4.75%, 1/15/26			6,615	6,906,325
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23			1,196	1,245,610
Enterprise Products Operating LLC 3.35%, 3/15/23			11	11,159
5.20%, 9/01/20			2,133	2,204,733
Hess Corp. 4.30%, 4/01/27			5,930	5,876,452
Kinder Morgan Energy Partners LP 3.45%, 2/15/23			7	7,080
Kinder Morgan, Inc./DE 3.15%, 1/15/23			5,150	5,160,455
Marathon Oil Corp. 3.85%, 6/01/25			3,288	3,329,790
Marathon Petroleum Corp. 5.125%, 3/01/21			6	6,251
National Oilwell Varco, Inc. 2.60%, 12/01/22			14	13,736
Noble Energy, Inc. 3.85%, 1/15/28			2,870	2,827,036
3.90%, 11/15/24			6,369	6,435,875
4.15%, 12/15/21			2,244	2,297,676
ONEOK, Inc. 4.35%, 3/15/29			4,164	4,237,536
Principal Amount (000)				U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		U.S.$	5,792	$5,661,970
3.60%, 11/01/24			8,819	8,789,456
3.85%, 10/15/23			2,600	2,626,728
Sabine Pass Liquefaction LLC 5.00%, 3/15/27			4,443	4,712,157
5.625%, 3/01/25			9,977	10,967,217
5.875%, 6/30/26			1,000	1,112,080
Western Midstream Operating LP 4.50%, 3/01/28			2,025	2,014,288
4.75%, 8/15/28			1,275	1,293,896
Williams Cos., Inc. (The) 3.35%, 8/15/22			7	7,050
4.125%, 11/15/20			4,549	4,620,829
4.30%, 3/04/24			3,115	3,240,192
4.50%, 11/15/23			6,712	7,043,707

				109,762,600

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)			3,311	3,456,684

Services–0.5%
Expedia Group, Inc. 3.80%, 2/15/28			5,946	5,731,409
S&P Global, Inc. 4.40%, 2/15/26			6,121	6,589,256
Total System Services, Inc. 4.00%, 6/01/23			2,747	2,823,834

				15,144,499

Technology–1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24			1,666	1,661,818
3.875%, 1/15/27			3,605	3,444,253
Broadcom, Inc. 3.625%, 10/15/24			2,625	2,604,473
4.25%, 4/15/26			2,625	2,605,601
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)			1,615	1,738,338
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)			5,868	5,852,156
KLA-Tencor Corp. 4.65%, 11/01/24			6,404	6,840,753
Lam Research Corp. 2.80%, 6/15/21			2,639	2,636,176
Seagate HDD Cayman 4.75%, 1/01/25			3,629	3,529,021
Western Digital Corp. 4.75%, 2/15/26			5,367	5,133,375

				36,045,964

Transportation-Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)			4,975	4,982,288

				375,151,653

10	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

Financial Institutions–11.0%
Banking–9.6%
ABN AMRO Bank NV 4.75%, 7/28/25(a)	U.S.$	1,171	$1,217,500
American Express Co. Series C 4.90%, 3/15/20(b)		1,130	1,123,955
Banco Santander SA 3.25%, 4/04/26(a)	EUR	400	485,722
3.50%, 4/11/22	U.S.$	5,600	5,651,576
5.179%, 11/19/25		8,200	8,644,440
Bank of America Corp. 5.00%, 5/13/21		10	10,450
Series DD 6.30%, 3/10/26(b)		1,628	1,770,336
Series L 3.95%, 4/21/25		4,925	5,018,033
Series V 5.125%, 6/17/19(b)		1,502	1,497,449
Series Z 6.50%, 10/23/24(b)		2,548	2,761,446
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		3,625	3,617,424
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,297,625
BB&T Corp. 2.625%, 6/29/20		3,100	3,096,590
BNP Paribas SA 2.375%, 5/21/20		2,500	2,491,700
4.705%, 1/10/25(a)		3,125	3,249,719
Series E 2.25%, 1/11/27(a)	EUR	3,037	3,529,331
BPCE SA 2.75%, 1/11/23(a)	U.S.$	1,822	1,797,148
5.70%, 10/22/23(a)		1,991	2,125,273
Capital One Financial Corp. 3.30%, 10/30/24		8,359	8,271,230
Citigroup, Inc. 3.875%, 3/26/25		14,634	14,744,048
4.50%, 1/14/22		11	11,473
Citizens Bank NA/Providence RI 2.25%, 3/02/20		2,370	2,359,098
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		2,330	2,321,029
Compass Bank 2.875%, 6/29/22		8,460	8,367,448
5.50%, 4/01/20		14,784	15,132,607
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,610,833
4.375%, 8/04/25		6,380	6,599,089
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		3,345	3,333,861
Credit Agricole SA/London 2.75%, 6/10/20(a)		2,200	2,200,220
3.25%, 10/04/24(a)		1,287	1,263,306
3.375%, 1/10/22(a)		576	578,759
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		7,155	7,264,042
	Principal Amount (000)		U.S. $ Value

4.55%, 4/17/26	U.S.$	5,635	$5,883,954
Discover Bank 4.682%, 8/09/28		2,264	2,299,273
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,773,610
3.75%, 5/22/25		2,661	2,686,306
3.85%, 7/08/24		10,315	10,523,776
5.25%, 7/27/21		6	6,303
5.75%, 1/24/22		14	15,013
Series D 6.00%, 6/15/20		6,177	6,405,734
HSBC Bank USA NA 4.875%, 8/24/20		3,370	3,462,608
HSBC Holdings PLC 4.25%, 3/14/24		6,161	6,295,371
4.292%, 9/12/26		3,341	3,440,896
4.30%, 3/08/26		4,000	4,149,800
ING Bank NV 5.80%, 9/25/23(a)		7,692	8,291,591
ING Groep NV 6.875%, 4/16/22(a)(b)		2,028	2,094,762
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		6,204	5,989,466
Series E 3.928%, 9/15/26(a)	EUR	852	1,003,527
JPMorgan Chase & Co. 3.22%, 3/01/25	U.S.$	8,425	8,419,102
3.54%, 5/01/28		15,320	15,340,835
4.50%, 1/24/22		20	20,905
KeyBank NA/Cleveland OH 2.25%, 3/16/20		2,100	2,090,907
Lloyds Banking Group PLC 4.582%, 12/10/25		8,085	8,174,420
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		4,600	4,591,582
Morgan Stanley 5.00%, 11/24/25		5,000	5,351,550
7.25%, 4/01/32		15	20,050
Series G 3.75%, 2/25/23		8	8,203
4.35%, 9/08/26		8,591	8,806,634
MUFG Bank Ltd. 2.30%, 3/05/20(a)		1,400	1,394,302
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		2,330	2,327,367
Nationwide Building Society 4.00%, 9/14/26(a)		8,284	7,989,504
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		5	5,100
Royal Bank of Scotland Group PLC 5.125%, 5/28/24		3,244	3,330,161
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,385	8,345,004

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)			U.S. $ Value

Santander UK Group Holdings PLC 3.571%, 1/10/23	U.S.$	6,800	$6,775,928
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,222,041
Standard Chartered PLC 4.247%, 1/20/23(a)		3,212	3,260,501
5.20%, 1/26/24(a)		3,782	3,982,484
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,595,574
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		4,794	4,950,524
US Bancorp Series J 5.30%, 4/15/27(b)		3,485	3,537,937
Wells Fargo & Co. 3.069%, 1/24/23		6,527	6,539,010
3.75%, 1/24/24		6,552	6,744,367

			315,588,742

Finance–0.5%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		5,362	5,208,164
4.418%, 11/15/35		2,843	2,633,301
Synchrony Financial 4.50%, 7/23/25		6,600	6,625,740

			14,467,205

Insurance–0.6%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		2,851	3,009,744
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034	1,060,553
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,323,512
MetLife, Inc. 4.75%, 2/08/21		476	493,093
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,058	3,231,863
New York Life Global Funding 1.95%, 2/11/20(a)		400	397,376
Prudential Financial, Inc. 4.50%, 11/15/20		15	15,406
5.70%, 9/15/48		3,250	3,276,520
Voya Financial, Inc. 5.65%, 5/15/53		1,693	1,675,122

			19,483,189

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	201,751
Principal Amount (000)			U.S. $ Value

Welltower, Inc. 4.00%, 6/01/25	U.S.$	10,111	$10,399,366

			10,601,117

			360,140,253

Utility–0.6%
Electric–0.6%
Dominion Energy, Inc. Series C 2.00%, 8/15/21		2	1,954
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,095
Enel Chile SA 4.875%, 6/12/28		4,545	4,793,157
Exelon Generation Co. LLC 2.95%, 1/15/20		4,261	4,261,085
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,385,000
TECO Finance, Inc. 5.15%, 3/15/20		3,625	3,698,515

			20,143,806

Total Corporates–Investment Grade (cost $739,214,823)			755,435,712

GOVERNMENTS-TREASURIES–22.3%
Peru–0.5%
Peru Government Bond 5.94%, 2/12/29(a)	PEN	51,300	16,232,163

United States–21.8%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	12,530	11,179,109
2.50%, 2/15/45–5/15/46		25,872	24,326,266
3.00%, 5/15/45–2/15/49		66,714	69,134,949
3.375%, 5/15/44–11/15/48		19,640	21,817,006
3.50%, 2/15/39		4,254	4,819,649
3.75%, 11/15/43		10,205	11,963,768
4.375%, 2/15/38		1,920	2,428,800
4.50%, 2/15/36		4,048	5,125,274
4.75%, 2/15/37		4,156	5,452,802
5.25%, 11/15/28–2/15/29		16,785	20,854,323
5.50%, 8/15/28		10,214	12,848,893
U.S. Treasury Notes 0.75%, 8/15/19		299	297,085
1.125%, 3/31/20		74,515	73,595,205
1.375%, 8/31/20–4/30/21		56,541	55,754,294
1.625%, 11/30/20–4/30/23		49,116	47,973,847
1.75%, 10/31/20		109,927	108,896,434
1.75%, 11/30/21(c)		6,620	6,534,147
1.875%, 1/31/22(c)		20,770	20,559,055
2.00%, 8/15/25		3,895	3,821,969
2.125%, 8/15/21–12/31/22		14,965	14,904,598

12	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)				U.S. $ Value

2.25%, 2/15/27	U.S.$	18,127		$17,988,314
2.375%, 8/15/24(c)		31,344		31,500,619
2.625%, 2/15/29		31,563		32,144,943
2.875%, 8/15/28		11,356		11,799,594
3.125%, 5/15/21		15,640		15,908,813
3.50%, 5/15/20(c)		80,832		81,791,880

				713,421,636

Total Governments–Treasuries (cost $716,955,179)				729,653,799

MORTGAGE PASS-THROUGHS–18.2%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 5.03% (LIBOR 12 Month + 2.10%), 12/01/36(d)		1		585
Series 2007 5.052% (LIBOR 12 Month + 2.10%), 3/01/37(d)		1		772

				1,357

Agency Fixed Rate 15-Year–1.6%
Federal National Mortgage Association Series 2012 2.50%, 4/01/27		30		30,017
Series 2016 2.50%, 2/01/31–1/01/32		46,376		46,126,803
Series 2017 2.50%, 1/01/32–2/01/32		6,450		6,414,658

				52,571,478

Agency Fixed Rate 30-Year–16.6%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 8/01/33		1		1,434
Series 2007 5.50%, 7/01/35		1,151		1,256,178
Series 2016 4.00%, 2/01/46		12,371		12,914,490
Series 2017 4.00%, 7/01/44		10,111		10,526,505
Series 2018 4.00%, 8/01/48–12/01/48		25,712		26,708,981
4.50%, 10/01/48–11/01/48		38,576		40,777,160
5.00%, 9/01/48–11/01/48		12,069		12,932,902
Federal National Mortgage Association Series 2001 6.50%, 8/01/31		2		2,675
Series 2002 6.50%, 9/01/32		0	**	231
Series 2003 5.50%, 4/01/33–11/01/33		3,430		3,743,311
Series 2004 5.50%, 4/01/34–11/01/34		3,001		3,284,977
6.50%, 8/01/34		3		2,856
Principal Amount (000)				U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	2,707		$2,962,506
Series 2006 5.50%, 4/01/36		501		549,127
Series 2007 5.50%, 9/01/36		1,048		1,148,724
Series 2008 6.00%, 3/01/37		7		7,614
Series 2010 4.00%, 12/01/40		6,244		6,513,309
Series 2013 4.00%, 10/01/43		19,126		19,951,379
Series 2015 3.00%, 5/01/45–8/01/45		25,756		25,709,909
Series 2017 3.50%, 11/01/47–1/01/48		41,589		42,234,952
Series 2018 3.50%, 2/01/48–5/01/48		186,305		189,270,091
4.00%, 8/01/48–12/01/48		37,216		38,638,902
4.50%, 9/01/48		34,354		36,244,629
Government National Mortgage Association
Series 1996 8.50%, 11/15/26		0	**	187
Series 2016 3.00%, 4/20/46–12/20/46		12,522		12,599,150
Series 2019 4.50%, 5/01/49, TBA		53,775		55,810,470

				543,792,649

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 7/01/29–10/01/29		747		791,839

Total Mortgage Pass-Throughs (cost $591,430,318)				597,157,323

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.9%
Non-Agency Fixed Rate CMBS–7.4%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		8,525		8,653,866
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		3,655		3,648,486
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325		11,566,542
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490		7,526,832
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530		3,684,020
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141		12,209,519
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982		4,110,666

Schedule of Investments—Intermediate Duration Portfolio	13

Principal Amount (000)				U.S. $ Value

Series 2018-B2, Class A4 4.009%, 3/10/51	U.S.$		5,890	$6,234,404
Commercial Mortgage Trust Series 2012-CR3, Class E 4.753%, 10/15/45(a)(e)			3,938	3,640,535
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)			2,585	2,521,420
Series 2015-CR24, Class A5 3.696%, 8/10/48			3,925	4,059,686
Series 2015-DC1, Class A5 3.35%, 2/10/48			6,250	6,334,352
Series 2015-PC1, Class A5 3.902%, 7/10/50			7,135	7,435,047
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57			3,451	3,529,357
Series 2015-C3, Class A4 3.718%, 8/15/48			6,101	6,314,020
Series 2015-C4, Class A4 3.808%, 11/15/48			7,715	8,017,097
Series 2016-C5, Class XA 1.017%, 11/15/48(f)			40,322	1,809,319
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)			10,443	10,425,942
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)			424	415,947
Series 2013-G1, Class A2 3.557%, 4/10/31(a)			6,804	6,866,735
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)			309	310,690
Series 2011-C5, Class D 5.383%, 8/15/46(a)(e)			1,285	1,283,726
Series 2012-C6, Class E 5.157%, 5/15/45(a)(e)			3,967	3,684,187
Series 2014-C20, Class A5 3.805%, 7/15/47			9,950	10,351,130
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.564%, 8/15/46(a)(e)			2,527	2,333,832
Series 2014-C21, Class A5 3.775%, 8/15/47			6,300	6,546,309
Series 2015-C30, Class A5 3.822%, 7/15/48			3,820	3,980,453
Series 2015-C31, Class A3 3.801%, 8/15/48			9,802	10,199,772
Series 2015-C32, Class C 4.672%, 11/15/48(e)			5,623	5,780,771
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)			1,498	1,034,295
Principal Amount (000)				U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		U.S.$	3,088	$3,077,641
Series 2016-4, Class A2 2.579%, 3/10/49(a)			6,295	6,185,914
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)(g)			3,478	3,240,255
Series 2016-UB12, Class A4 3.596%, 12/15/49			6,180	6,369,974
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51			7,900	8,529,774
Series 2018-C8, Class A4 3.983%, 2/15/51			6,400	6,732,979
Series 2018-C9, Class A4 4.117%, 3/15/51			10,270	10,920,957
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45			9,507	9,529,711
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.469%, 9/15/48(e)			5,778	5,774,988
Series 2016-C35, Class XA 1.972%, 7/15/48(f)			24,218	2,604,900
Series 2018-C43, Class A4 4.012%, 3/15/51			4,550	4,796,912
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.208%, 3/15/45(a)(f)			71,314	2,701,195
Series 2014-C19, Class A5 4.101%, 3/15/47			1,600	1,686,511
Series 2014-C21, Class A5 3.678%, 8/15/47			6,200	6,410,611

				243,071,279

Non-Agency Floating Rate CMBS–2.5%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.384% (LIBOR 1 Month + 0.90%), 4/15/35(a)(d)			4,466	4,433,715
Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(a)(d)			7,150	7,141,073
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.484% (LIBOR 1 Month + 1.00%), 11/15/33(a)(d)(e)			10,570	10,541,301

14	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

	Principal Amount (000)				U.S. $ Value

BHMS Series 2018-ATLS, Class A 3.734% (LIBOR 1 Month + 1.25%), 7/15/35(a)(d)	U.S.$		6,885		$6,874,252
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.304% (LIBOR 1 Month + 0.82%), 6/15/35(a)(d)			4,000		3,940,407
BX Trust Series 2017-IMC, Class A 3.534% (LIBOR 1 Month + 1.05%), 10/15/32(a)(d)			8,330		8,303,744
Series 2018-EXCL, Class A 3.571% (LIBOR 1 Month + 1.09%), 9/15/37(a)(d)			5,959		5,949,242
Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.56% (LIBOR 1 Month + 1.08%), 3/15/36(a)(d)			7,188		7,190,390
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.084% (LIBOR 1 Month + 4.60%), 11/15/33(a)(d)(e)			2,270		2,269,012
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(a)(d)			5,912		5,915,915
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(a)(d)			5,685		5,670,801
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434% (LIBOR 1 Month + 1.95%), 11/15/26(d)(h)			2,464		2,460,943
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)			10,020		10,001,521

					80,692,316

Total Commercial Mortgage-Backed Securities (cost $324,076,884)					323,763,595

INFLATION-LINKED SECURITIES–5.9%
Japan–1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY		3,561,121		33,513,030

	Principal Amount (000)					U.S. $ Value

United States–4.9%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)		U.S.$		112,063		$110,887,393
0.375%, 7/15/25 (TIPS)				43,834		43,792,426
0.75%, 7/15/28 (TIPS)				6,411		6,551,576

						161,231,395

Total Inflation-Linked Securities (cost $193,286,142)						194,744,425

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–4.1%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.836% (LIBOR 1 Month + 1.35%), 8/25/28(a)(d)				1,763		1,759,137
Series 2018-3A, Class M1B 4.336% (LIBOR 1 Month + 1.85%), 10/25/27(a)(d)				3,230		3,244,017
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.886% (LIBOR 1 Month + 2.40%), 4/25/31(a)(d)				3,743		3,769,441
Series 2019-R02, Class 1M2 4.786% (LIBOR 1 Month + 2.30%), 8/25/31(a)(d)				1,627		1,637,206
Eagle RE Ltd. Series 2018-1, Class M2 5.486% (LIBOR 1 Month + 3.00%), 11/25/28(a)(d)				617		621,598
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/23(d)				8,658		9,456,045
Series 2014-DN3, Class M3 6.486% (LIBOR 1 Month + 4.00%), 8/25/24(d)				7,431		8,011,637
Series 2014-DN4, Class M3 7.036% (LIBOR 1 Month + 4.55%), 10/25/24(d)				1,785		1,961,716
Series 2014-HQ3, Class M3 7.236% (LIBOR 1 Month + 4.75%), 10/25/24(d)				3,563		3,917,862
Series 2015-DNA2, Class M2 5.086% (LIBOR 1 Month + 2.60%), 12/25/27(d)				2,561		2,591,243
Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(d)				2,626		2,660,919
Series 2017-DNA1, Class M2 5.736% (LIBOR 1 Month + 3.25%), 7/25/29(d)				3,000		3,219,295

Schedule of Investments—Intermediate Duration Portfolio	15

Principal Amount (000)			U.S. $ Value

Series 2017-DNA2, Class M2 5.936% (LIBOR 1 Month + 3.45%), 10/25/29(d)	U.S.$	1,510	$1,623,649
Series 2017-DNA3, Class M2 4.986% (LIBOR 1 Month + 2.50%), 3/25/30(d)		2,175	2,227,320
Series 2017-HQA2, Class M2 5.136% (LIBOR 1 Month + 2.65%), 12/25/29(d)		1,400	1,437,953
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 7/25/24(d)		2,271	2,410,425
Series 2014-C04, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 11/25/24(d)		2,727	3,043,401
Series 2015-C01, Class 1M2 6.786% (LIBOR 1 Month + 4.30%), 2/25/25(d)		2,553	2,760,635
Series 2015-C01, Class 2M2 7.036% (LIBOR 1 Month + 4.55%), 2/25/25(d)		2,225	2,380,719
Series 2015-C02, Class 2M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(d)		2,330	2,477,542
Series 2015-C03, Class 1M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(d)		4,676	5,209,851
Series 2015-C03, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(d)		4,554	5,002,532
Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(d)		1,564	1,789,725
Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(d)		5,989	6,674,241
Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(d)		5,930	6,867,451
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(d)		4,084	4,691,945
Series 2016-C02, Class 1M2 8.486% (LIBOR 1 Month + 6.00%), 9/25/28(d)		4,825	5,498,614
Series 2016-C03, Class 2M2 8.386% (LIBOR 1 Month + 5.90%), 10/25/28(d)		8,923	10,090,547
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(d)		6,550	7,143,213
Principal Amount (000)			U.S. $ Value

Series 2017-C01, Class 1M2 6.036% (LIBOR 1 Month + 3.55%), 7/25/29(d)	U.S.$	2,800	$3,007,737
Series 2017-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 10/25/29(d)		2,860	3,017,961
Home Re Ltd. Series 2018-1, Class M1 4.086% (LIBOR 1 Month + 1.60%), 10/25/28(a)(d)		2,944	2,942,458
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/24(d)(h)		844	917,458
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(a)(d)		2,219	2,224,435
Radnor RE Ltd. Series 2019-1, Class M1B 4.436% (LIBOR 1 Month + 1.95%), 2/25/29(a)(d)		2,146	2,153,837
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736% (LIBOR 1 Month + 5.25%), 11/25/25(d)(h)		3,509	3,950,876
Series 2015-WF1, Class 2M2 7.986% (LIBOR 1 Month + 5.50%), 11/25/25(d)(h)		1,143	1,313,714

			133,708,355

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.616% (6.10%–LIBOR 1 Month), 12/15/44(d)(i)		18,944	3,143,303
Series 4585, Class DS 3.516% (6.00%–LIBOR 1 Month), 5/15/46(d)(i)		9,699	1,769,605
Series 4693, Class SL 3.666% (6.15%–LIBOR 1 Month), 6/15/47(d)(i)		6,412	1,174,387
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.055% (6.54%–LIBOR 1 Month), 12/25/41(d)(i)		9,984	1,930,531
Series 2012-70, Class SA 4.065% (6.55%–LIBOR 1 Month), 7/25/42(d)(i)		17,604	3,632,962

16	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2014-17, Class SA 3.565% (6.05%–LIBOR 1 Month), 4/25/44(d)(i)	U.S.$	16,652	$2,936,062
Series 2015-26, Class SH 3.965% (6.45%–LIBOR 1 Month), 5/25/45(d)(i)		14,320	2,658,642
Series 2016-106, Class ES 3.515% (6.00%–LIBOR 1 Month), 1/25/47(d)(i)		8,415	1,429,665
Series 2017-16, Class SG 3.565% (6.05%–LIBOR 1 Month), 3/25/47(d)(i)		17,388	3,031,142
Series 2017-62, Class AS 3.665% (6.15%–LIBOR 1 Month), 8/25/47(d)(i)		11,114	1,925,998
Series 2017-81, Class SA 3.715% (6.20%–LIBOR 1 Month), 10/25/47(d)(i)		16,910	3,045,508
Series 2017-97, Class SW 3.715% (6.20%–LIBOR 1 Month), 12/25/47(d)(i)		12,956	2,430,939
Government National Mortgage Association Series 2017-122, Class SA 3.712% (6.20%–LIBOR 1 Month), 8/20/47(d)(i)		13,313	2,493,717
Series 2017-134, Class MS 3.712% (6.20%–LIBOR 1 Month), 9/20/47(d)(i)		12,867	2,526,805
Series 2017-43, Class ST 3.615% (6.10%–LIBOR 1 Month), 3/20/47(d)(i)		16,963	2,854,031

			36,983,297

Non-Agency Fixed Rate–0.4%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		561	523,247
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		1,523	1,288,386
Series 2006-24CB, Class A16 5.75%, 8/01/36		3,155	2,586,946
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,106	1,679,329
Series 2006-J1, Class 1A13 5.50%, 2/25/36		985	880,129
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.174%, 5/25/35		1,392	1,402,836
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		1,055	806,852
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		2,379	1,885,944
Principal Amount (000)			U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37	U.S.$	657	$647,782

			11,701,451

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.676% (LIBOR 1 Month + 0.19%), 12/25/36(d)		5,558	3,077,166
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.736% (LIBOR 1 Month + 0.25%), 3/25/35(d)		1,741	1,506,869

			4,584,035

Agency Fixed Rate–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.828%, 5/28/35(e)		1,605	1,515,230
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(f)		15,943	3,009,416

			4,524,646

Total Collateralized Mortgage Obligations (cost $182,294,329)			191,501,784

ASSET-BACKED SECURITIES–5.3%
Autos-Fixed Rate–2.8%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		493	492,816
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918	3,923,376
Series 2018-2A, Class A 4.00%, 3/20/25(a)		6,700	6,917,852
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		605	603,532
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,715,336
Drive Auto Receivables Trust Series 2017-3, Class B 2.30%, 5/17/21		351	350,466
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		1,770	1,769,494

Schedule of Investments—Intermediate Duration Portfolio	17

Principal Amount (000)			U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)	U.S.$	3,040	$3,177,475
Series 2017-2A, Class A 2.11%, 6/15/21(a)		244	244,075
Series 2018-2A, Class A 2.79%, 7/15/21(a)		2,151	2,150,754
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,207,073
Series 2016-4, Class A2 1.96%, 2/16/21(a)		282	281,518
Series 2016-4, Class D 3.89%, 11/15/22(a)		3,395	3,417,386
Series 2017-1, Class A 1.93%, 12/15/21(a)		361	360,848
Series 2017-3, Class A 1.88%, 10/15/21(a)		1,840	1,832,926
Series 2017-4, Class A 2.07%, 4/15/22(a)		1,761	1,752,038
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,287,893
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,883,540
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,144,283
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	5,007,940
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		3,692	3,685,557
Series 2017-1A, Class A 2.96%, 10/25/21(a)		6,830	6,807,181
Series 2019-1A, Class A 3.71%, 3/25/23(a)		6,420	6,493,756
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		4,175	4,205,756
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)		4,725	4,796,991
Series 2018-3A, Class A1 2.53%, 9/16/19(a)		237	237,394

			91,747,256

Other ABS-Fixed Rate–1.6%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(e)		2,057	2,048,274
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		2,718	2,716,514
Principal Amount (000)			U.S. $ Value

Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(a)(e)	U.S.$	2,477	$2,478,962
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(a)(e)		53	53,468
Series 2017-2A, Class A 2.39%, 7/15/24(a)(e)		119	118,664
Series 2017-3A, Class A 2.36%, 12/15/24(a)(e)		586	585,000
Series 2017-3A, Class B 3.01%, 12/15/24(a)(e)		1,725	1,718,878
Series 2018-1A, Class A 2.61%, 3/15/28(a)(e)		1,730	1,726,280
Series 2018-3A, Class A 3.20%, 9/15/28(a)(e)		5,046	5,051,032
Series 2018-4A, Class A 3.71%, 12/15/28(a)(e)		2,522	2,538,914
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(e)		1,002	1,001,372
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(a)(e)		7,996	7,996,378
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(e)		685	684,875
Series 2017-1, Class A 3.28%, 1/26/26(a)(e)		1,769	1,775,645
Series 2017-2, Class A 3.28%, 2/25/26(a)(e)		1,740	1,744,569
Series 2017-5, Class A2 2.78%, 9/25/26(a)(e)		5,740	5,721,779
Series 2017-6, Class A2 2.82%, 11/25/26(a)(e)		6,740	6,707,233
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(e)		5,315	5,359,692

			50,027,529

Credit Cards-Fixed Rate–0.9%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		10,316	10,303,355
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		6,400	6,380,659
Series 2018-A, Class A 3.07%, 12/16/24		8,300	8,343,041
Series 2018-B, Class M 3.81%, 7/15/25		4,490	4,554,822

			29,581,877

18	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 3.611% (LIBOR 1 Month + 1.12%), 12/25/32(d)(e)		U.S.$	604	$603,231
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.786% (LIBOR 1 Month + 0.30%), 4/25/34(d)(e)			5	4,709

				607,940

Total Asset-Backed Securities (cost $171,103,344)				171,964,602

CORPORATES-NON-INVESTMENT GRADE–2.7%

Industrial–1.6%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)			2,920	3,034,143

Communications-Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)			4,420	4,411,956
CSC Holdings LLC 6.75%, 11/15/21			1,340	1,432,071
Ziggo BV 5.50%, 1/15/27(a)			1,732	1,715,338

				7,559,365

Communications-Telecommunications–0.3%
Sprint Capital Corp. 6.90%, 5/01/19			10,125	10,148,186

Consumer Cyclical-Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)		EUR	746	852,374

Consumer Cyclical-Other–0.2%
International Game Technology PLC 6.50%, 2/15/25(a)		U.S.$	4,910	5,114,452

Consumer Non-Cyclical–0.3%
HCA, Inc. 5.375%, 9/01/26			3,813	4,011,886
Spectrum Brands, Inc. 5.75%, 7/15/25			4,532	4,583,031

				8,594,917

Energy–0.3%
Nabors Industries, Inc. 5.50%, 1/15/23			2,176	2,086,066
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23			4,048	4,111,715
	Principal Amount (000)			U.S. $ Value

Transocean Poseidon Ltd. 6.875%, 2/01/27(a)	U.S.$		2,143	$2,232,235

				8,430,016

Technology–0.1%
CommScope Finance LLC 5.50%, 3/01/24(a)			1,646	1,685,471
6.00%, 3/01/26(a)			2,305	2,380,512

				4,065,983

Transportation-Services–0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(a)			3,380	3,448,073

				51,247,509

Financial Institutions–1.0%
Banking–0.8%
CIT Group, Inc. 5.25%, 3/07/25			3,376	3,594,967
Citigroup, Inc. 5.95%, 1/30/23(b)			2,569	2,614,934
Series O 5.875%, 3/27/20(b)			2,554	2,579,438
Series Q 5.95%, 8/15/20(b)			250	253,338
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(b)			755	760,881
Credit Suisse Group AG 7.50%, 7/17/23–12/11/23(a)(b)			3,914	4,068,408
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)			2,000	2,015,380
Morgan Stanley Series J 5.55%, 7/15/20(b)			1,620	1,644,203
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)			3,756	3,992,027
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(b)(d)			2,900	2,702,626
Standard Chartered PLC 4.261% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(d)			300	239,769
7.50%, 4/02/22(a)(b)			1,882	1,962,003
7.75%, 4/02/23(a)(b)			822	861,250

				27,289,224

Finance–0.2%
Navient Corp. 6.625%, 7/26/21			4,130	4,320,228
7.25%, 1/25/22			875	928,804

				5,249,032

				32,538,256

Schedule of Investments—Intermediate Duration Portfolio	19

	Principal Amount (000)			U.S. $ Value

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$		3,334	$3,376,075

Total Corporates–Non-Investment Grade (cost $86,072,316)				87,161,840

AGENCIES–2.6%
Agency Debentures–2.6%
Federal Home Loan Bank 2.50%, 2/13/24			6,170	6,227,770
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			81,666	79,149,870

Total Agencies (cost $83,849,590)				85,377,640

QUASI-SOVEREIGNS–0.5%

Quasi-Sovereign Bonds–0.5%
Indonesia–0.3%
Pertamina Persero PT 6.45%, 5/30/44(a)			3,100	3,538,542
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)			4,723	5,046,832

				8,585,374

Mexico–0.2%
Petroleos Mexicanos 6.50%, 1/23/29			7,900	7,803,778

Total Quasi-Sovereigns (cost $15,771,666)				16,389,152

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,647,951)			8,520	12,905,074

EMERGING MARKETS-CORPORATE BONDS–0.4%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(j)(k)			4,212	622,323
7.125%, 6/26/42(a)(j)(k)			1,125	168,924

				791,247

Communications-Telecommunications–0.1%
Millicom International Cellular SA 6.625%, 10/15/26(a)			3,300	3,466,914

	Principal Amount (000)			U.S. $ Value

Consumer Non-Cyclical–0.1%
Minerva Luxembourg SA 5.875%, 1/19/28(a)		U.S.$	380	$350,075
6.50%, 9/20/26(a)			1,148	1,135,010

				1,485,085

Energy–0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(a)			204	214,200

Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)			3,438	3,465,745

				9,423,191

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(a)			2,335	2,089,825
Terraform Global Operating LLC 6.125%, 3/01/26(h)			1,352	1,321,661

				3,411,486

Total Emerging Markets–Corporate Bonds (cost $16,871,016)				12,834,677

			Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(e)(l) (cost $2,813,000)			2,813	2,708,767

	Principal Amount (000)

EMERGING MARKETS-SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $2,046,000)		U.S.$	2,046	2,071,575

SHORT-TERM INVESTMENTS–3.7%

Governments-Treasuries–2.2%
Japan–2.2%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $73,695,789)		JPY	8,100,000	73,116,331

20	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–1.5%
U.S. Treasury Bill Zero Coupon, 4/30/19 (cost $48,555,669)	U.S.$	48,650	$48,556,923

Total Short-Term Investments (cost $122,251,458)			121,673,254

Total Investments—101.0% (cost $3,256,684,016)			3,305,343,219

Other assets less liabilities—(1.0)%			(31,529,211)

Net Assets—100.0%			$3,273,814,008

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	296	June 2019	$39,303,250	$845,925
U.S. T-Note 2 Yr (CBT) Futures	975	June 2019	207,766,406	789,915
U.S. T-Note 10 Yr (CBT) Futures	1,048	June 2019	130,181,250	2,080,652
U.S. Ultra Bond (CBT) Futures	941	June 2019	158,088,000	5,751,855
Sold Contracts
10 Yr Canadian Bond Futures	322	June 2019	33,502,361	(444,186)
10 Yr Japan Bond (OSE) Futures	26	June 2019	35,958,495	(167,821)
Long Gilt Futures	259	June 2019	43,640,959	(711,583)
U.S. T-Note 5 Yr (CBT) Futures	32	June 2019	3,706,500	(27,791)

				$8,116,966

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	10,488	USD	7,471	4/23/19	$21,338
Barclays Bank PLC	BRL	29,582	USD	7,592	4/02/19	36,161
Barclays Bank PLC	USD	7,915	BRL	29,582	4/02/19	(359,209)
Barclays Bank PLC	USD	500	INR	35,417	7/16/19	3,214
BNP Paribas SA	USD	7,908	JPY	875,106	4/11/19	(5,948)
BNP Paribas SA	CAD	21,291	USD	15,976	5/09/19	28,752
Citibank, NA	BRL	48,009	USD	12,363	4/02/19	101,710
Citibank, NA	USD	12,396	BRL	48,009	4/02/19	(133,736)
Citibank, NA	EUR	7,149	USD	8,043	4/10/19	18,766
Citibank, NA	JPY	8,104,261	USD	73,905	4/26/19	624,560
Citibank, NA	KRW	7,120,445	USD	6,269	5/16/19	1,928
Citibank, NA	PEN	14,035	USD	4,243	5/23/19	23,019
Citibank, NA	USD	6,480	CNY	43,522	6/12/19	(8,034)
Citibank, NA	MXN	87,099	USD	4,520	6/13/19	83,770
Citibank, NA	USD	6,505	INR	456,429	7/16/19	(17,294)
Credit Suisse International	NOK	46,357	USD	5,428	4/12/19	51,172
Deutsche Bank AG	JPY	3,786,109	USD	34,488	4/26/19	252,808
Deutsche Bank AG	CHF	6,296	USD	6,291	6/13/19	(74,834)
Goldman Sachs Bank USA	EUR	2,975	USD	3,414	4/10/19	75,358

Schedule of Investments—Intermediate Duration Portfolio	21

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	7,337	NOK	62,407	4/12/19	$(98,287)
HSBC Bank USA	JPY	885,246	USD	8,021	4/11/19	27,639
HSBC Bank USA	BRL	18,491	USD	4,655	5/03/19	(58,190)
HSBC Bank USA	USD	12,866	KRW	14,404,166	5/16/19	(188,648)
HSBC Bank USA	USD	8,168	MXN	156,680	6/13/19	(188,884)
JPMorgan Chase Bank, NA	USD	7,995	PLN	29,979	4/08/19	(185,393)
Morgan Stanley Capital Services, Inc.	BRL	18,536	USD	4,790	4/02/19	55,476
Morgan Stanley Capital Services, Inc.	USD	4,757	BRL	18,536	4/02/19	(22,658)
Morgan Stanley Capital Services, Inc.	EUR	746	USD	838	4/10/19	324
Morgan Stanley Capital Services, Inc.	NZD	9,508	USD	6,533	4/26/19	55,741
Morgan Stanley Capital Services, Inc.	USD	4,780	BRL	18,536	5/03/19	(55,635)
Morgan Stanley Capital Services, Inc.	PEN	26,611	USD	8,038	5/23/19	36,826
Natwest Markets PLC	GBP	5,999	USD	7,891	4/09/19	75,047
Natwest Markets PLC	USD	8,458	EUR	7,412	4/10/19	(136,902)
Natwest Markets PLC	USD	7,881	AUD	11,110	4/23/19	11,537
Natwest Markets PLC	CAD	8,623	USD	6,436	5/09/19	(22,838)
Natwest Markets PLC	PEN	13,593	USD	4,109	5/23/19	21,673
Standard Chartered Bank	USD	11,240	EUR	9,831	4/10/19	(204,045)
Standard Chartered Bank	USD	4,749	MXN	90,572	6/13/19	(136,706)
Standard Chartered Bank	USD	7,565	INR	534,656	7/16/19	34,730
State Street Bank & Trust Co.	USD	79	EUR	68	4/10/19	(2,267)
UBS AG	EUR	8,050	USD	9,303	4/10/19	266,323
UBS AG	KRW	7,298,887	USD	6,425	5/16/19	1,385

						$9,749

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.56%	USD	50,370	$(995,254)	$(838,733)	$(156,521)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
NOK	2,958,020	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/Annual	$1,732,818	$—	$1,732,818
GBP	275,000	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/Semi-Annual	1,161,211	—	1,161,211
USD	133,000	3/05/21	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(546,447)	—	(546,447)
SEK	1,308,800	4/02/21	3 Month STIBOR	0.098%	Quarterly/Annual	(45,980)	—	(45,980)
SEK	1,308,800	4/02/21	3 Month STIBOR	0.098%	Quarterly/Annual	(45,980)	—	(45,980)
USD	24,430	8/22/22	3 Month LIBOR	2.886%	Quarterly/Semi-Annual	469,954	—	469,954
USD	52,625	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	1,336,423	—	1,336,423
NOK	325,520	8/31/28	2.186%	6 Month NIBOR	Annual/Semi-Annual	(1,246,937)	—	(1,246,937)

22	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	11,770	8/31/28	3 Month LIBOR	2.986%	Quarterly/Semi-Annual	$576,051	$—	$576,051
GBP	32,910	3/01/29	1.515%	6 Month LIBOR	Semi-Annual/Semi-Annual	(1,288,616)	—	(1,288,616)
GBP	21,000	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/Semi-Annual	(785,560)	—	(785,560)
USD	18,850	3/05/29	3 Month LIBOR	2.746%	Quarterly/Semi-Annual	566,049	—	566,049
JPY	1,315,000	1/08/49	0.673%	6 Month LIBOR	Semi-Annual/Semi-Annual	(518,100)	—	(518,100)

						$1,364,886	$—	$1,364,886

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.48%	USD	5,407	$(63,394)	$(15,102)	$(48,292)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.48	USD	4,718	(55,316)	(12,709)	(42,607)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	208	(1,830)	2,580	(4,410)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	7,235	431,930	554,554	(122,624)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	8,912	532,047	637,561	(105,514)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	7,235	431,929	535,669	(103,740)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	3,618	215,994	294,533	(78,539)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,867	111,460	132,871	(21,411)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,787	106,684	124,389	(17,705)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	1,786	106,625	124,320	(17,695)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	19,805	(174,229)	243,937	(418,166)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	182	(1,601)	1,634	(3,235)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	24,563	(216,086)	255,912	(471,998)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	7,369	(64,826)	76,118	(140,944)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	2,519	(22,160)	33,451	(55,611)

Schedule of Investments—Intermediate Duration Portfolio	23

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.37%	USD	2,757	$(24,254)	$36,312	$(60,566)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,604	(14,111)	14,974	(29,085)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	5,939	(52,246)	76,140	(128,386)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	2,970	(26,128)	38,076	(64,204)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,870	(236,400)	(252,182)	15,782
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,955	(247,145)	(269,904)	22,759
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,813	(229,193)	(283,011)	53,818
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	305	(38,557)	(49,954)	11,397
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,038	(257,637)	(308,838)	51,201
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,520	(318,780)	(293,353)	(25,427)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,618	(457,677)	(421,172)	(36,505)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,041	(637,687)	(573,861)	(63,826)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	7,235	(915,228)	(823,623)	(91,605)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	7,235	(915,227)	(807,450)	(107,777)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,040	(637,560)	(562,481)	(75,079)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	8,912	(1,127,368)	(971,351)	(156,017)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,401	(683,227)	(591,678)	(91,549)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,998	(252,747)	(218,603)	(34,144)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,772	(224,158)	(228,611)	4,453
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,526	(193,039)	(196,873)	3,834
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,481	(313,847)	(320,081)	6,234
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,797	(227,320)	(239,470)	12,150
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,257	(159,011)	(167,590)	8,579
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,400	(430,384)	(416,903)	(13,481)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,020	(129,115)	(125,071)	(4,044)

24	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	2,204	$(278,623)	$(332,475)	$53,852
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1	(126)	(127)	1
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,023	(634,991)	(330,414)	(304,577)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	8,500	(1,074,542)	(597,579)	(476,963)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,160	(273,060)	(130,806)	(142,254)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	6,266	(792,127)	(516,688)	(275,439)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,375	(173,823)	(113,381)	(60,442)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,776	(224,516)	(149,560)	(74,956)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,438	(434,621)	(333,541)	(101,080)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	7,805	(168,675)	(155,250)	(13,425)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,496	(189,119)	(191,685)	2,566
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	4,586	(579,747)	(334,549)	(245,198)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	345	(43,614)	(41,122)	(2,492)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,727	(218,322)	(221,284)	2,962
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,315	(419,071)	(385,567)	(33,504)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,315	(419,071)	(385,417)	(33,654)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,455	(310,353)	(268,932)	(41,421)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	4,853	(613,500)	(405,896)	(207,604)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	640	(80,907)	(76,868)	(4,039)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,418	(305,676)	(334,620)	28,944
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,342	(675,318)	(625,451)	(49,867)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,647	(208,208)	(178,426)	(29,782)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,982	(250,558)	(309,803)	59,245
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,687	(213,264)	(280,372)	67,108
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,355	(297,711)	(397,023)	99,312
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	148	(18,710)	(22,857)	4,147

Schedule of Investments—Intermediate Duration Portfolio	25

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	616	$(77,872)	$(79,930)	$2,058
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,630	(459,800)	(452,667)	(7,133)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,260	(159,285)	(158,511)	(774)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,997	(252,454)	(143,192)	(109,262)

						$(17,258,483)	$(12,920,833)	$(4,337,650)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $497,389,008 or 15.2% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	IO—Interest Only.
(g)	Illiquid security.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736%, 11/25/24	11/06/15	$836,549	$917,458	0.03%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434%, 11/15/26	11/06/15	2,458,789	2,460,943	0.08%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	1,352,000	1,321,661	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736%, 11/25/25	9/28/15	$3,509,067	$3,950,876	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.986%, 11/25/25	9/28/15	1,134,575	1,313,714	0.04%

(i)	Inverse interest only security.
(j)	Non-income producing security.
(k)	Defaulted.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,708,767	0.08%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

SEK—Swedish Krona

USD—United States Dollar

26	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	27

SCB–TAX–1944–0319

Sanford C. Bernstein Fund, Inc.

March 31, 2019

Schedule of Investments To the Semi-Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2019 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.4%

Long-Term Municipal Bonds–79.0%
Alabama–0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 5.00%, 4/01/20	$1,250	$1,282,463

Arizona–1.6%
City of Phoenix Civic Improvement Corp. 5.00%, 7/01/21	420	451,899
Series 2016 5.00%, 7/01/20	2,500	2,607,650

		3,059,549

California–2.2%
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(b)(c)	540	497,475
City of Long Beach CA Harbor Revenue Series 2018A 5.00%, 12/15/20	3,565	3,783,855

		4,281,330

Colorado–0.1%
Centerra Metropolitan District No. 1 Series 2017 2.70%, 12/01/19(a)(d)	267	267,240

District of Columbia–0.5%
District of Columbia (Freedom Forum, Inc. (The)) NATL 6.75%, 8/01/38(e)	1,025	1,025,000

Florida–6.5%
Florida’s Turnpike Enterprise Series 2017A 5.00%, 7/01/20	1,000	1,042,680
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	30	30,297
Series 2010A-2 6.125%, 5/01/35(a)	60	60,660
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	1,939,295

Principal Amount (000)		U.S. $ Value

State of Florida 5.00%, 7/01/22(f)	$8,455	$9,371,099

		12,444,031

Georgia–2.5%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/19	2,000	2,011,160
State of Georgia Series 2018A 5.00%, 7/01/20	2,560	2,671,207

		4,682,367

Illinois–6.4%
Chicago Board of Education Series 2017D 5.00%, 12/01/20	1,000	1,037,540
Madison County Community Unit School District No. 7 Edwardsville BAM Series 2017 4.00%, 12/01/19–12/01/20	3,840	3,936,466
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	4,945	5,405,923
State of Illinois Series 2017D 5.00%, 11/01/21	1,690	1,793,850

		12,173,779

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22(f)	1,000	1,006,120

Kentucky–1.4%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,131,960
Louisville & Jefferson County Metropolitan Sewer District Series 2016C 5.00%, 5/15/21	1,470	1,574,870

		2,706,830

Louisiana–1.4%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,572,669

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Maryland–1.1%
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/21	$1,930	$2,098,065

Michigan–5.3%
City of Detroit MI 5.00%, 4/01/20–4/01/23	3,570	3,724,841
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/20	2,020	2,101,103
AGM Series 2006D
2.474% (LIBOR 3 Month + 0.60%), 7/01/32(g)	1,530	1,491,873
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	2,775,784

		10,093,601

Minnesota–3.9%
State of Minnesota Series 2009F 5.00%, 8/01/20	2,720	2,845,256
Series 2012A 5.00%, 8/01/19	4,590	4,643,565

		7,488,821

Missouri–1.2%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	2,205	2,334,786

Nebraska–1.6%
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	3,035,465

New Jersey–6.8%
County of Monmouth NJ Series 2017 5.00%, 7/15/20	3,325	3,476,986
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,802,147

Principal Amount (000)		U.S. $ Value

New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	$190	$198,039
Series 2015X 5.00%, 6/15/19	3,000	3,019,860
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/19	4,425	4,453,364

		12,950,396

New York–4.2%
Metropolitan Transportation Authority Series 2018C 5.00%, 9/01/20	2,085	2,176,093
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2019A 5.00%, 3/01/22	1,555	1,699,242
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017A 5.00%, 2/15/20	2,960	3,049,629
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	1,000	1,008,730

		7,933,694

North Carolina–1.0%
State of North Carolina Series 2013E 5.00%, 5/01/20	1,765	1,832,300

Ohio–2.5%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/49(a)(b)(c)	210	210,000
State of Ohio (State of Ohio COP) Series 2018 5.00%, 9/01/20	4,395	4,603,015

		4,813,015

2	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Oklahoma–3.0%
Grand River Dam Authority Series 2010A 5.00%, 6/01/30 (Pre-refunded/ETM)	$4,030	$4,193,497
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/21	1,500	1,617,750

		5,811,247

Pennsylvania–5.2%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/23(d)	700	749,763
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 6/01/21	535	570,631
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/19	3,120	3,146,832
Pennsylvania Infrastructure Investment Authority (Pennsylvania Infrastructure Investment Authority SRF) Series 2018A 5.00%, 1/15/21	4,390	4,658,097
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 5/01/23	800	896,336
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(b)(h)(i)	65	650

		10,022,309

Tennessee–1.1%
County of Shelby TN Series 2019B 5.00%, 4/01/21	1,910	2,039,880

Texas–3.4%
Cypress-Fairbanks Independent School District Series 2016 5.00%, 2/15/20	4,000	4,119,720

Principal Amount (000)		U.S. $ Value

Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	$2,150	$2,461,535

		6,581,255

Virginia–3.4%
County of Henrico VA Series 2018 5.00%, 8/01/20	4,405	4,609,039
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2010A 5.00%, 10/01/19	1,935	1,968,708

		6,577,747

Washington–9.2%
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19	5,835	5,884,597
King County School District No. 415 Kent Series 2017 5.00%, 12/01/20	4,530	4,782,548
State of Washington Series 2017D 5.00%, 2/01/20	1,380	1,419,813
University of Washington Series 2018 5.00%, 4/01/21	5,055	5,398,740

		17,485,698

Wisconsin–2.3%
State of Wisconsin Series 2015C 5.00%, 5/01/22	3,985	4,397,527

Total Long-Term Municipal Bonds (cost $150,465,123)		150,997,184

Short-Term Municipal Notes–18.4%
California–3.8%
City of Los Angeles CA Series 2018 4.00%, 6/27/19	7,145	7,187,084

Colorado–3.9%
State of Colorado Series 2018 4.00%, 6/26/19	7,370	7,412,009

Maryland–1.2%
County of Baltimore MD 4.00%, 3/19/20	2,335	2,389,219

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Ohio–4.7%
County of Franklin OH Sales Tax Revenue Series 2018 5.00%, 6/01/19	$8,900	$8,950,552

Texas–4.8%
State of Texas Series 2018 4.00%, 8/29/19	6,345	6,407,625
5.00%, 8/01/19	2,755	2,786,242

		9,193,867

Total Short-Term Municipal Notes (cost $35,116,420)		35,132,731

Total Municipal Obligations (cost $185,581,543)		186,129,915

Shares

SHORT-TERM INVESTMENTS–5.3%
Investment Companies–2.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(j)(k)(l) (cost $5,182,832)	5,182,832	5,182,832

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–2.6%
U.S. Treasury Bill Zero Coupon, 4/02/19 (cost $4,999,671)	$5,000	$4,999,662

Total Short-Term Investments (cost $10,182,503)		10,182,494

Total Investments—102.7% (cost $195,764,046)		196,312,409

Other assets less liabilities—(2.7)%		(5,197,923)

Net Assets—100.0%		$191,114,486

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,000	8/24/20	2.168%	CPI	#	Maturity	$(98,725)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Non-income producing security.
(c)	Defaulted.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $1,017,003 or 0.5% of net assets.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2019 and the aggregate market value of this security amounted to $1,025,000 or 0.54% of net assets.
(f)	When-Issued or delayed delivery security.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(h)	Illiquid security.
(i)	Defaulted matured security.
(j)	Affiliated investments.
(k)	The rate shown represents the 7-day yield as of period end.
(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

ETM—Escrowed to Maturity

SRF—State Revolving Fund

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2019 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.8%

Long-Term Municipal Bonds–98.9%
California–80.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,138,730
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,511,586
Bay Area Toll Authority Series 2012 5.00%, 4/01/24–4/01/25	13,845	15,318,661
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,348,440
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,940,317
California Econ Recovery Series 2009A 5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	22,702,500
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,585,714
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,829,744
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	23,516,150
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,423,069
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/27–11/01/32	16,880	20,325,453

Principal Amount (000)		U.S. $ Value

California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23–11/15/29	$11,365	$13,648,249
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	22,226,421
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	5,954,350
Series 2018 5.00%, 10/01/32	13,965	17,275,124
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(b)(c)	3,580	3,298,075
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,857,533
Series 2016B 5.00%, 7/01/23	12,760	14,503,782
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23–12/31/31	15,730	18,603,473
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/24–7/01/29(d)	4,735	5,772,446
Series 2012 5.00%, 7/01/27(d)	4,000	4,349,000
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(d)	1,755	1,794,084
Series 2016A 5.00%, 6/01/31(a)(d)	1,000	1,051,310
California State Public Works Board Series 2009E 5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	4,935,000
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,693,320

Schedule of Investments—California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	$11,220	$12,896,941
Series 2014B 5.00%, 10/01/29	4,445	5,135,353
Series 2017H 5.00%, 4/01/30–4/01/32	5,270	6,335,677
AMBAC Series 1993A 5.00%, 12/01/19	705	721,370
California State University Series 2010A 5.00%, 11/01/24	1,490	1,547,454
Series 2011A 5.25%, 11/01/26	5,500	6,022,390
Series 2012A 5.00%, 11/01/26	10,930	12,288,927
Series 2014A 5.00%, 11/01/28	16,650	19,507,972
Series 2017A 5.00%, 11/01/33	5,620	6,775,809
Series 2018A 5.00%, 11/01/30	2,330	2,943,116
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,429,434
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/27–12/01/33(d)	1,250	1,420,375
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24–7/01/29(d)	1,065	1,181,598
City & County of San Francisco CA Series 2018C 5.00%, 6/15/22–6/15/25	17,590	20,352,654
Series 2018E 5.00%, 6/15/23	1,490	1,709,313
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,314,590
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,215,224
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	17,578,141

Principal Amount (000)		U.S. $ Value

Series 2010B 5.00%, 5/15/21	$6,500	$6,766,240
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,079,491
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/23–5/15/24	15,955	16,028,233
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	27,002,714
Series 2010D 5.00%, 5/15/23	5,000	5,210,500
Series 2017A 5.00%, 5/15/28–5/15/29	4,015	4,861,923
Series 2018C 5.00%, 5/15/25	2,955	3,488,171
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,328,212
Series 2018A 5.00%, 8/01/31	2,785	3,480,275
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/28–9/01/30(a)	2,305	2,639,653
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,287,714
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,042,280
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,388,495
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	3,600	4,141,044
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,314,370
Series 2017A 5.00%, 3/01/30	1,250	1,542,513

6	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	$4,780	$5,530,364
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,243,210
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,868,365
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,821,859
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29–10/01/31	5,350	6,591,759
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,120,830
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/19–6/01/20	11,585	11,700,927
Series 2018A 3.50%, 6/01/36	9,820	9,843,175
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23(a)	1,560	1,690,920
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,370,144
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,045,730
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,090,120
Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	1,540	1,719,071
Series 2018A 5.00%, 7/01/31	1,345	1,658,506
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 7/01/21	3,810	4,120,515

Principal Amount (000)		U.S. $ Value

Series 2013A 5.00%, 7/01/21	$1,505	$1,627,658
Series 2014B 5.00%, 7/01/27	2,190	2,534,005
Series 2014C 5.00%, 7/01/25–7/01/26	21,670	25,524,370
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	11,991,165
Series 2016A 5.00%, 7/01/21–7/01/27	19,845	23,382,586
Series 2017A 5.00%, 7/01/24	1,470	1,712,624
Series 2018B 5.00%, 7/01/29	9,020	11,190,934
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,998,904
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	780,233
5.75%, 7/01/21	1,775	1,845,468
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	5,572,145
Newport Mesa Unified School District 5.00%, 8/01/21–8/01/24(e)	4,890	5,256,934
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,412,263
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,782,790
Series 2016 5.00%, 8/01/30	1,420	1,660,548
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,185,040
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	625	631,156
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,122,466
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,331,389
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,702,075

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 8/01/26–8/01/27	$2,565	$2,959,853
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,501,903
Series 2017E 5.00%, 11/01/19	3,910	3,994,065
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/28	3,395	4,046,093
Romoland School District Series 2015 5.00%, 9/01/23(a)	955	1,055,428
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	740	767,824
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,276,216
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,303,251
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,094,175
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	388,900
5.00%, 3/01/24	630	659,049
San Bernardino Community College District Series 2013A 5.00%, 8/01/21	1,000	1,084,440
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2018A 4.00%, 4/01/21	12,000	12,641,640
San Diego County Water Authority Series 2015 5.00%, 5/01/21	1,000	1,075,410
San Diego County Water Authority (San Diego County Water Authority COP) AGM Series 2008A 5.00%, 5/01/19	1,460	1,463,767

Principal Amount (000)		U.S. $ Value

San Diego Public Facilities Financing Authority Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	$14,905	$14,969,986
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 5/15/22	4,785	5,325,035
San Francisco City & County Airport Comm Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	855	919,518
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	3,900	4,163,328
Series 2011S 5.00%, 5/01/25	2,145	2,301,714
Series 2019A 5.00%, 5/01/34	11,015	13,323,303
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,498,000
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24(a)	3,855	4,151,249
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,299,355
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	3,964,092
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 7/15/22–7/15/26(e)	20,760	23,649,982

8	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29–9/01/30(a)	$2,365	$2,646,380
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	5,700,333
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	12,632,955
Series 2014A 5.00%, 7/01/30	1,030	1,198,312
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	17,192,988
State of California 5.00%, 4/01/31	1,935	2,417,086
Series 2013 5.00%, 10/01/20–9/01/28	29,390	31,675,834
Series 2014 5.00%, 12/01/22–5/01/29	18,665	21,150,000
Series 2015 5.00%, 3/01/21	17,455	18,613,488
Series 2015B 5.00%, 9/01/24	3,330	3,905,857
Series 2017 5.00%, 8/01/24	5,540	6,485,346
Series 2018 5.00%, 10/01/22	5,000	5,591,550
Series 2018C 5.00%, 8/01/27	6,060	7,526,884
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	53,001
5.00%, 12/01/20	1,745	1,848,828
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,709,989
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20	13,940	14,482,266
Series 2011N 5.00%, 5/01/20	12,685	13,178,446

Principal Amount (000)		U.S. $ Value

Stockton Unified School District Series 2016 5.00%, 8/01/28	$7,770	$9,296,650
Sweetwater Union High School District Series 2016 5.00%, 8/01/30	3,205	3,707,352
BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,103,085
University of California Series 2009Q 5.25%, 5/15/22	155	155,467
Series 2010U 5.00%, 5/15/24	4,215	4,386,171
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(a)	4,625	5,141,890
5.00%, 5/15/25	5,375	5,960,714
Series 2013A 5.00%, 5/15/48	4,785	5,449,636
Series 2014A 5.00%, 5/15/28	1,000	1,167,470
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,287,775
Series 2015I 5.00%, 5/15/21	2,935	3,157,796
Series 2017A 5.00%, 5/15/28–5/15/31	6,465	8,004,446
Series 2017M 5.00%, 5/15/31	4,000	4,889,920
Series 2018O 4.00%, 5/15/25	8,320	9,533,805
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,578,200
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,203,278

		1,020,151,719

Alabama–4.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	8,000	8,520,000
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	16,575	17,700,111
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	24,615	26,468,756

		52,688,867

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(d)	$735	$764,495

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(d)	1,700	1,712,291

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,218,580
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,808,919
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,717,804

		6,745,303

Connecticut–1.5%
State of Connecticut Series 2018B 5.00%, 4/15/26–4/15/28	13,755	16,232,033
Series 2018D 5.00%, 4/15/27	2,280	2,719,242

		18,951,275

Florida–0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,078,031
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,373,977
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(c)(f)(g)(h)	405	0
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	1,100	1,093,631

		3,545,639

Principal Amount (000)		U.S. $ Value

Illinois–4.7%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	$6,000	$6,442,920
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,296,457
Series 2017B 5.00%, 12/15/26	3,250	3,613,610
State of Illinois
Series 2006A 5.00%, 6/01/21	1,000	1,051,980
Series 2012 5.00%, 8/01/21	4,950	5,226,160
Series 2013 5.00%, 7/01/20–7/01/22	3,870	4,010,132
Series 2014 5.00%, 2/01/21	3,365	3,513,262
Series 2016 5.00%, 1/01/21–11/01/24	4,935	5,261,479
Series 2017D 5.00%, 11/01/23–11/01/24	13,465	14,639,935
Series 2018A 5.00%, 10/01/23	8,050	8,721,128
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	4,450	4,266,304

		59,043,367

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22(e)	6,330	6,368,739

Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,242,094

Michigan–0.1%
City of Detroit MI 5.00%, 4/01/31	1,745	1,900,689

New Jersey–3.7%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 6/15/27–6/15/29	8,070	9,240,993
Series 2018A 5.00%, 6/15/28–6/15/29	4,000	4,593,484

10	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	$2,870	$3,043,951
Series 2013A 5.00%, 12/15/19–6/15/20	23,060	23,774,292
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21–6/01/28	6,000	6,764,600

		47,417,320

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	920	920,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	100	100,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(a)	1,125	1,125,000

		2,145,000

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28–5/01/33(d)	2,250	2,516,405
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22–7/01/24	2,815	3,099,899

		5,616,304

Puerto Rico–0.5%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	740	810,285
AGC Series 2007C 5.50%, 7/01/31	150	172,143
NATL Series 2005L 5.25%, 7/01/35	3,675	3,907,150

Principal Amount (000)		U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(a)	$1,602	$1,345,087

		6,234,665

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	5,000	5,403,650

Texas–0.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(d)	3,205	3,329,450
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	1,915	2,144,245
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,675	1,945,345

		7,419,040

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	725	711,624

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,860,604

Total Long-Term Municipal Bonds (cost $1,217,721,630)		1,253,922,685

Short-Term Municipal Notes–0.9%
California–0.9%
County of Los Angeles CA Series 2018 4.00%, 6/28/19	6,890	6,931,409
County of Riverside CA Series 2018 4.00%, 6/28/19	4,160	4,185,002

Total Short-Term Municipal Notes (cost $11,113,055)		11,116,411

Total Municipal Obligations (cost $1,228,834,685)		$1,265,039,096

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–0.8%
United States–0.8%
U.S. Treasury Notes 2.50%, 5/31/20(i)	$3,328	$3,332,160
2.625%, 2/15/29	7,129	7,260,441

Total Governments–Treasuries (cost $10,444,678)		10,592,601

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
U.S. Treasury Bills–0.5%
U.S. Treasury Bill Zero Coupon, 4/02/19 (cost $5,999,605)	$6,000	$5,999,594

Total Investments—101.1% (cost $1,245,278,968)		1,281,631,291

Other assets less liabilities—(1.1)%		(14,087,165)

Net Assets—100.0%		$1,267,544,126

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	121	$(15,307)	$(12,282)	$(3,025)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,399	(176,974)	(186,522)	9,548
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,242	(157,113)	(124,113)	(33,000)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	66	(8,349)	(6,761)	(1,588)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	825	(104,294)	(84,616)	(19,678)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1	(126)	(127)	1
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,076	(136,113)	(104,366)	(31,747)

						$(598,276)	$(518,787)	$(79,489)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	$(322,451)
Barclays Bank PLC	USD	22,804	8/31/20	2.235%	CPI	#	Maturity	(284,112)
Barclays Bank PLC	USD	22,804	9/04/20	2.248%	CPI	#	Maturity	(284,865)
Barclays Bank PLC	USD	22,583	10/15/20	2.208%	CPI	#	Maturity	(246,743)
Barclays Bank PLC	USD	13,259	10/15/20	2.210%	CPI	#	Maturity	(145,523)
Citibank, NA	USD	16,430	10/17/20	2.220%	CPI	#	Maturity	(181,824)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	(278,414)

								$(1,743,932)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

12	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Defaulted.
(c)	Non-income producing security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $23,891,454 or 1.9% of net assets.
(e)	When-Issued or delayed delivery security.
(f)	Illiquid security.
(g)	Fair valued by the Adviser.
(h)	Defaulted matured security.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2019 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.3%

Long-Term Municipal Bonds–96.3%
Alabama–2.2%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,326,086
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,624,882
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,495,904
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,809,964
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	23,915	25,538,350
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	69,310	74,529,736
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,070,892

		145,395,814

Alaska–0.5%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	14,519,876
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,416,504
Series 2015D 5.00%, 9/01/21	3,565	3,857,865
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/24	6,675	7,705,825

		34,500,070

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	$1,920	$1,997,050

Arizona–2.2%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,585,442
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	17,210	18,485,920
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,190,328
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,228,271
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	38,790,880
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,259,879
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,271,221
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	20,527,271
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/28	6,000	7,461,180
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,549,305
State of Arizona Lottery Revenue 5.00%, 7/01/21–7/01/27(b)	30,105	34,097,003
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	9,215	9,281,624

		146,728,324

Principal Amount (000)		U.S. $ Value

California–6.2%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	$16,765	$16,915,885
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,726,075
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,761,311
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(c)(d)(e)	1,035	953,494
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,419,395
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22–5/15/23	24,415	25,443,842
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,374,003
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	14,155	14,188,406
5.00%, 6/01/32	7,930	9,103,164
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	370	383,912
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	10,412,178
Series 2011C 5.00%, 5/01/22	5,880	6,295,775
State of California Series 2009 5.25%, 10/01/20	5,085	5,181,920
Series 2013 5.00%, 11/01/24–11/01/25	43,465	49,877,429
Series 2014 5.00%, 5/01/25–5/01/29	130,465	150,905,211
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/19(f)	115,720	116,057,902

		418,999,902

14	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Colorado–2.3%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(c)	$12,180	$13,054,280
City & County of Broomfield CO Series 2010 5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,040,758
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	20,821,217
Series 2011A 5.50%, 11/15/19	2,290	2,343,197
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,335,066
Series 2016A 5.00%, 11/15/23	4,085	4,703,142
Series 2018A 5.00%, 12/01/25–12/01/28	69,615	84,516,425
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2015B 5.00%, 12/01/19	1,185	1,211,876
PV Water & Sanitation Metropolitan District 1.00%, 2/14/39(c)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,835,308
5.25%, 1/15/24–7/15/24	7,745	7,845,221

		151,471,770

Connecticut–3.5%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23–11/01/28	2,420	2,750,897
Series 2017B 5.00%, 8/15/25–8/15/27	12,455	14,543,601
5.00%, 8/15/27 (Pre-refunded/ETM)(c)	495	609,335
Series 2017C 5.00%, 8/15/24–8/15/28	8,950	10,371,272
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26–7/01/29	4,400	5,143,119
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,634,983
Series 2014A 5.00%, 3/01/28	6,360	7,146,096
Series 2015B 5.00%, 6/15/32	7,345	8,298,161

Principal Amount (000)		U.S. $ Value

Series 2015F 5.00%, 11/15/27	$1,570	$1,824,984
Series 2016A 5.00%, 3/15/20–3/15/29	68,735	75,053,205
Series 2016B 5.00%, 5/15/21	17,090	18,220,503
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	23,131,081
Series 2016G 5.00%, 11/01/19	4,845	4,937,491
Series 2017A 5.00%, 4/15/22	8,450	9,225,879
Series 2017B 5.00%, 4/15/28	2,515	3,038,371
Series 2018C 5.00%, 6/15/26	5,500	6,492,310
Series 2018D 5.00%, 4/15/26	16,655	19,609,264
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,412,211
Town of Stratford CT BAM 5.00%, 1/01/30–1/01/33	13,370	15,567,729

		239,010,492

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,252,300

District of Columbia–1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	66,833,716
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,190,660
Metropolitan Washington Airports Authority Series 2010F-1 5.00%, 10/01/20	11,905	12,517,751

		85,542,127

Florida–5.2%
Brevard County School District (Brevard County School District COP) Series 2013A 5.00%, 7/01/21–7/01/22	15,275	16,677,802
Citizens Property Insurance Corp.
Series 2011A 5.00%, 6/01/20	6,640	6,895,242
Series 2012A 5.00%, 6/01/22	27,105	29,894,918

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Series 2012A-1 5.00%, 6/01/20–6/01/21	$20,875	$21,876,143
Series 2015A 5.00%, 6/01/22	1,795	1,946,336
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,210,690
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,609,750
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,158,459
5.625%, 10/01/25	2,550	2,754,204
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	7,714,798
Series 2015B 5.00%, 7/01/22	3,715	4,114,437
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,613,859
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 7/01/26	4,280	5,018,942
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	7,970,371
Series 2012A 5.00%, 7/01/22	10,225	11,331,243
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,442,011
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,924,953
Series 2017F 5.00%, 6/01/21	2,775	2,981,294
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29–10/01/31	13,335	15,869,356
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 7/01/26	1,480	1,755,561

Principal Amount (000)		U.S. $ Value

Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	$2,650	$3,021,636
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,245	7,754,951
JEA Electric System Revenue Series 2017B 5.00%, 10/01/30	1,185	1,393,205
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)(c)	1,565	1,812,239
5.00%, 10/01/25	1,495	1,733,168
Series 2017A 5.00%, 10/01/26	22,290	26,634,098
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 7/01/28–7/01/29	14,010	16,064,539
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,985,711
North Broward Hospital District Series 2017B 5.00%, 1/01/28–1/01/30	8,410	9,733,449
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/22–10/01/26(b)	19,515	21,805,322
Orange County School Board Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,385,894
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,938,458
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(c)	205	207,027
Series 2010A-2 6.125%, 5/01/35(c)	460	465,060
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,952,460
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 5/01/27	3,350	3,911,359

16	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	$5,000	$5,976,500
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,479,584
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,217,731
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,697,934

		352,930,694

Georgia–2.0%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	23,250,729
Series 2010C 5.25%, 1/01/20	6,500	6,678,295
5.50%, 1/01/21	7,500	8,005,800
5.75%, 1/01/22–1/01/23	20,000	21,522,700
5.875%, 1/01/24	2,925	3,151,220
Series 2014A 5.00%, 1/01/28	12,250	14,041,072
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	37,388,407
Series 2018C 4.00%, 8/01/48	18,000	19,412,100

		133,450,323

Hawaii–0.7%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,721,992
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,237,831
Series 2010A 5.00%, 7/01/24	16,500	17,174,355
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	16,045	18,129,311
Series 2016F 5.00%, 10/01/20–10/01/21	4,850	5,181,552

		47,445,041

Principal Amount (000)		U.S. $ Value

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	$6,915	$7,595,374

Illinois–5.6%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	7,000	7,477,960
Series 2018A 4.00%, 12/01/20–12/01/22	17,620	18,038,827
5.00%, 12/01/26	1,000	1,086,750
Series 2018B 4.00%, 12/01/21	1,145	1,172,308
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,577,432
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,108,906
County of Du Page IL Series 1993 5.60%, 1/01/21	2,530	2,655,462
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,272,904
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	49,773,541
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	32,705	35,343,334
Series 2014D 5.00%, 1/01/23	1,165	1,305,371
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	25,592,631
5.00%, 6/15/23 (Pre-refunded/ETM)(c)	565	623,427
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,758,547
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,101,260
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	390	405,701

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

State of Illinois Series 2012 5.00%, 8/01/21–8/01/25	$22,260	$23,513,457
Series 2013 5.00%, 7/01/19–7/01/20	12,290	12,445,382
5.50%, 7/01/24	5,405	5,901,828
Series 2013A 5.00%, 4/01/23	4,415	4,748,023
Series 2014 5.00%, 5/01/22–5/01/27	45,185	48,568,507
Series 2016 5.00%, 2/01/22–2/01/24	24,860	26,732,295
Series 2017A 5.00%, 12/01/24	8,590	9,402,614
Series 2017D 5.00%, 11/01/24	51,185	55,975,916
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	855	882,155
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,110,207
Series 2016C 5.00%, 6/15/22	2,525	2,706,548
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(g)(h)	5,078	1,015,600

		376,296,893

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	15,492,702
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/19	2,020	2,054,381

		17,547,083

Kentucky–2.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,164,710
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28–6/01/30	8,620	9,806,214

Principal Amount (000)		U.S. $ Value

Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	$41,090	$44,117,922
Series 2018C 4.00%, 12/01/49	36,475	39,502,790
Series 2019A 4.00%, 12/01/49	10,855	11,765,517
Kentucky Public Energy Authority (Royal Bank of Canada) Series 2018B 4.00%, 1/01/49	24,850	27,002,010
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,405,392
Series 2016A 5.00%, 7/01/22–7/01/27	18,425	21,052,694

		163,817,249

Louisiana–0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,546,856
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,744,218
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,102,640
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,116,190
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(c)(d)(e)(g)	1,695	271,200
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(c)	1,200	1,292,280
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,831,230

		32,904,614

18	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	$1,000	$1,151,100

Maryland–0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25–9/01/26	2,000	2,306,340
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,567,847
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,967,636
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/26	13,345	16,380,721
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,201,500

		26,424,044

Massachusetts–1.8%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/20	13,465	14,086,948
Series 2016B 5.00%, 7/01/23	3,865	4,405,134
Series 2019B 5.00%, 1/01/21(b)	15,755	16,639,958
AGM Series 2006C 2.431% (CPIYOYX + 0.88%), 11/01/19(i)	1,815	1,818,340
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fed Hwy Grant) Series 2013 5.00%, 6/15/20	1,040	1,083,202
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/25–10/01/33(b)	15,375	18,504,153
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25–7/01/29	36,330	44,016,766
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/28–7/01/33	7,525	8,918,258

Principal Amount (000)		U.S. $ Value

Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	$2,820	$2,955,247
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	11,890,173

		124,318,179

Michigan–4.1%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/19–7/01/20	20,980	21,374,498
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,718,971
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,378,339
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	506,360
3.60%, 10/01/21	500	511,130
3.80%, 10/01/22	500	518,510
3.875%, 10/01/23	2,000	2,096,800
4.00%, 10/01/24	3,000	3,186,570
4.50%, 10/01/29	12,065	12,923,907
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	45,832,331
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,355	62,507,398
Michigan Finance Authority (Public Lighting Authority) 5.00%, 7/01/30	1,580	1,744,209
Series 2014B 5.00%, 7/01/27–7/01/31	7,450	8,271,332

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/23–12/01/25	$13,075	$15,174,236
5.50%, 12/01/26–12/01/27	7,220	8,720,015
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/24–6/30/28	31,630	37,277,963
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,366,092
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	11,739,952
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,727,632
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,804,131
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)(c)	1,190	1,215,121
5.00%, 11/15/21–11/15/23	6,125	6,242,296
5.00%, 11/15/22 (Pre-refunded/ETM)(c)	4,380	4,472,462
5.00%, 11/15/23 (Pre-refunded/ETM)(c)	2,405	2,455,769

		274,766,024

Minnesota–0.1%
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,163,991

Missouri–0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25–3/01/28	2,820	3,221,032
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/19	1,295	1,324,720
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,064,607

		7,610,359

Principal Amount (000)		U.S. $ Value

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	$15,015	$17,809,801

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	57,465	63,698,803

Nevada–1.8%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	20,659,910
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,566,701
Series 2016D 5.00%, 6/15/24	26,915	31,020,345
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,252,987
County of Clark NV Series 2016B 5.00%, 11/01/19	4,160	4,243,075
Series 2017 5.00%, 6/01/24	6,530	7,607,124
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,460,476
Las Vegas Valley Water District Series 2016B 5.00%, 6/01/28	4,590	5,527,599
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,275,410

		122,613,627

New Hampshire–0.0%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/27(a)	2,250	2,287,710

New Jersey–7.0%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(c)	4,640	4,858,266
5.50%, 9/01/21 (Pre-refunded/ETM)(c)	990	1,061,894

20	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	$2,605	$2,729,415
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(c)	1,530	1,578,119
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,792,773
5.50%, 9/01/21	370	392,174
Series 2011G 5.00%, 9/01/20	290	302,270
Series 2013 5.00%, 3/01/20	13,965	14,348,758
Series 2014P 5.00%, 6/15/20	1,425	1,476,386
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	14,937,842
Series 2015X 5.00%, 6/15/19	10,585	10,655,073
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	36,129,973
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,468,232
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,155,442
5.50%, 1/01/26–1/01/27	2,000	2,279,910
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21–10/01/25	9,515	10,524,154
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,087,995
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21	3,750	3,943,126
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	44,100	45,894,482

Principal Amount (000)		U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27–6/15/28	$13,130	$15,209,452
Series 2018A 5.00%, 6/15/29	3,035	3,466,759
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	1,525	1,760,002
Series 2006A 5.25%, 12/15/20	3,730	3,934,404
5.50%, 12/15/21	6,155	6,688,823
Series 2011B 5.00%, 6/15/20	1,310	1,357,239
Series 2013A 5.00%, 6/15/20	3,960	4,102,798
Series 2018A 5.00%, 12/15/29–12/15/30	44,390	50,969,762
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,148,681
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	87,190,173
Series 2014C 5.00%, 1/01/24	14,720	16,893,997
Series 2017A 5.00%, 1/01/29	7,235	8,714,630
Series 2017B 5.00%, 1/01/29–1/01/31	39,985	48,724,593
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,891,049
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/19–6/01/28	24,625	27,265,996

		469,934,642

New York–13.1%
City of New York NY Series 2009C 5.00%, 8/01/20–8/01/22	15,190	15,364,846
Series 2010B 5.00%, 8/01/19	12,225	12,365,587
Series 2013I 5.00%, 8/01/19	7,260	7,343,490
Series 2014A 5.00%, 8/01/27	1,130	1,308,427
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	13,431,518
Series 2015B 5.00%, 8/01/23	6,370	7,264,666

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

County of Nassau NY Series 2017C 5.00%, 10/01/26	$8,840	$10,692,068
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,569,630
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,812,480
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	61,416,313
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)(c)	3,335	3,752,209
5.00%, 11/15/26	2,730	3,004,720
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,988,826
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,861,443
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,670,684
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,927,800
Series 2017C 5.00%, 11/15/27–11/15/33	79,840	95,501,844
Series 2018B 5.00%, 5/15/20	34,840	36,072,291
AGC Series 2003B 5.25%, 11/15/20	8,415	8,897,011
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,025,237
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31–7/15/32	53,935	66,209,281
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	37,441,817
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	25,078,449
Series 2012A 5.00%, 8/01/25	12,345	13,679,371
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	61,965,834
Series 2012E 5.00%, 11/01/21	8,545	9,293,627

Principal Amount (000)		U.S. $ Value

Series 2017 5.00%, 11/01/26	$5,570	$6,816,733
Series 2017A 5.00%, 8/01/33	4,860	5,823,058
Series 2017B 5.00%, 8/01/31	13,675	16,555,092
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	25,356,376
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,193,116
Series 2012A 5.00%, 12/15/22	20,745	23,312,609
Series 2012B 5.00%, 3/15/22	21,800	23,974,332
Series 2013A 5.00%, 2/15/20	4,635	4,775,348
Series 2014C 5.00%, 3/15/27	2,015	2,325,129
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	19,765,933
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,063,462
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	71,708,832
Series 2013D 5.00%, 3/15/23	32,000	36,213,760
Series 2016A 5.00%, 3/15/24	4,010	4,654,407
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,135,793
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27–1/01/29	74,370	88,164,707

22	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	$3,335	$3,753,676

		880,531,832

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,928,000
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,074,825

		16,002,825

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28–6/01/30	5,000	5,777,740

Ohio–3.7%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,776,665
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26–8/01/28	20,420	24,394,558
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	98,644,509
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26–2/15/27	5,455	6,240,658
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/31	1,000	1,203,940
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22–12/01/23	3,470	3,860,037
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(c)	2,330	2,330,000

Principal Amount (000)		U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(c)	$6,325	$6,325,000
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	60,753,396
State of Ohio Major New State Infrastrucure Project
Series 20181 4.00%, 12/15/19	19,880	20,220,147
5.00%, 12/15/20	8,675	9,175,808
University of Cincinnati
Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,080,440
University of Toledo
Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,715,888

		247,721,046

Oklahoma–0.2%
Comanche County Memorial Hospital
Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,736,528
McGee Creek Authority
NATL Series 1992 6.00%, 1/01/23	1,875	2,033,194

		11,769,722

Oregon–0.5%
City of Portland OR Sewer System Revenue
Series 2013A 5.00%, 8/01/22	8,685	9,644,692
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront)
Series 2014A 5.00%, 10/01/24(c)	1,000	1,112,450
Port of Portland OR Airport Revenue (Portland Intl Airport)
Series 2010-20C 5.00%, 7/01/23	1,405	1,461,355
State of Oregon Department of Administrative Services
Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(c)	4,025	4,104,655
5.00%, 11/01/22 (Pre-refunded/ETM)(c)	3,120	3,181,745
5.00%, 11/01/23 (Pre-refunded/ETM)(c)	1,115	1,137,066

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/21–11/01/23	$10,275	$10,474,564
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,865,769

		33,982,296

Pennsylvania–7.5%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,996,965
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(c)	2,120	2,120,000
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	4,703,256
AGM Series 2017A 5.00%, 8/01/27–8/01/32	46,290	54,681,027
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,491,804
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	18,419,501
Series 2011A 5.00%, 6/15/19	4,025	4,050,076
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	20,656,651
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	11,159,471
Series 2017 5.00%, 1/01/25–1/01/27	130,480	153,749,155
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,780,180
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27–12/01/32	5,000	5,467,345

Principal Amount (000)		U.S. $ Value

Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/26–9/01/30	$10,650	$12,823,163
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	58,884,042
Pennsylvania Turnpike Commission 5.00%, 12/01/29–12/01/30	13,890	17,001,977
Series 2009B 5.00%, 6/01/19	10,000	10,054,000
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,455,814
Series 2017B 5.00%, 6/01/28–6/01/30	13,255	15,628,174
Series 2019 5.00%, 12/01/22(b)	5,250	5,732,423
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/19–9/01/20	21,700	22,419,603
5.125%, 9/01/22	9,080	9,485,876
School District of Philadelphia (The) Series 2016D 5.00%, 9/01/24	8,360	9,512,844
Series 2016F 5.00%, 9/01/23–9/01/24	29,155	33,098,374
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)(c)	3,870	3,991,712
5.00%, 3/01/23–3/01/24	2,830	2,912,826
5.00%, 3/01/24 (Pre-refunded/ETM)(c)	5,545	5,719,390

		504,995,649

Puerto Rico–0.7%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 7/01/29	125	142,189
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	5,150	5,786,540
NATL Series 2007V 5.25%, 7/01/35	150	159,807
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	4,260	4,664,615
AGC Series 2007C 5.50%, 7/01/31	510	585,286
AGC Series 2007N 5.25%, 7/01/34–7/01/36	10,525	11,738,268

24	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

NATL Series 2005L 5.25%, 7/01/35	$500	$531,585
NATL Series 2007N 5.25%, 7/01/32	1,050	1,125,674
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	3,250	3,611,335
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)(c)	10,315	10,443,937
Series 2018A Zero Coupon, 7/01/24(c)	8,469	7,110,826

		45,900,062

Rhode Island–0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,607,637
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(c)	5,780	6,665,438
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,563,570
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	15,798,721

		36,635,366

South Carolina–1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/21	1,185	1,282,976
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	48,725	52,658,569
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,099,620
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30–12/01/34	2,435	2,795,146

		64,836,311

Principal Amount (000)		U.S. $ Value

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD)
Series 2017 5.00%, 9/01/29–9/01/30	$7,025	$8,354,473

Tennessee–0.9%
County of Shelby TN
Series 2019A 5.00%, 4/01/21	1,320	1,409,760
Tennergy Corp./TN
Series 2019A 5.00%, 2/01/50	5,445	6,200,385
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,258,037
Series 2017A 4.00%, 5/01/48	50,910	53,846,489

		63,714,671

Texas–8.4%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,061,316
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	275	278,369
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,075,698
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,510,613
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,964,775
Series 2015 5.00%, 2/15/21	3,240	3,440,783
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,910,048
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	19,190,060
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,329,830
City of Houston TX Airport System Revenue Series 2018B 5.00%, 7/01/30	6,160	7,571,256

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	$6,400	$6,595,840
Series 2018 5.00%, 7/15/28	9,135	10,643,463
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	28,417,427
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,147,149
City of San Antonio TX Electric & Gas Systems Revenue Series 2018 5.00%, 2/01/28	6,825	8,506,748
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	5,840,199
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	18,623,391
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,488,071
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	18,882,654
Series 2014A 5.25%, 11/01/28	11,585	13,193,577
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,462,194
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	94,624,832
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	7,824,100
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,711,862
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26–10/15/31	3,220	3,715,329
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	10,680	11,094,704

Principal Amount (000)		U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	$1,130	$1,197,958
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25–8/15/28	7,250	8,717,145
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)(c)	5,000	5,402,150
5.25%, 9/01/25 (Pre-refunded/ETM)(c)	18,130	19,694,982
5.25%, 9/01/26 (Pre-refunded/ETM)(c)	17,810	19,347,359
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21–1/01/24	16,745	18,409,034
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,193,353
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	22,019,632
Series 2013E 5.00%, 5/15/25	3,000	3,384,660
Spring Branch Independent School District Series 2015A 5.00%, 2/01/24	3,215	3,710,174
Series 2015B 5.00%, 2/01/24	4,855	5,602,767
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	8,757,660
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	36,149,915
5.00%, 10/01/23 (Pre-refunded/ETM)(c)	5,500	5,943,300
5.00%, 10/01/24 (Pre-refunded/ETM)(c)	5,440	5,878,464
5.00%, 10/01/25 (Pre-refunded/ETM)(c)	3,025	3,268,815
Series 2014A 5.00%, 10/01/23	13,680	15,668,662
Series 2015A 5.00%, 10/01/23	10,615	12,158,103
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,371,708

26	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

University of Houston Series 2017A 5.00%, 2/15/21	$8,060	$8,568,747
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,676,805

		568,225,681

Utah–0.1%
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,123,453
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,380,783

		7,504,236

Virginia–0.4%
County of Fairfax VA Series 2019A 4.00%, 10/01/22	7,220	7,829,151
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,895,034
Series 2015B 5.00%, 9/01/21	13,065	14,128,491

		26,852,676

Washington–6.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,236,048
Series 2011B 5.00%, 7/01/21	5,000	5,348,750
5.25%, 7/01/22	3,670	3,947,782
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,044,934
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	5,177,816
Series 2016C 5.00%, 10/01/21	11,130	12,069,149
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	9,510	10,207,826
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	510	521,439

Principal Amount (000)		U.S. $ Value

County of King WA Series 2015 5.00%, 7/01/23	$2,485	$2,831,160
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(c)	1,160	1,228,278
5.00%, 1/01/23 (Pre-refunded/ETM)	3,255	3,449,519
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19–7/01/21	49,105	50,462,672
Series 2016A 5.00%, 7/01/25	20,670	24,666,544
Series 2017A 5.00%, 7/01/28–7/01/29	19,545	24,090,029
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,826,476
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,968,470
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,700,994
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,038,913
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,069,294
Series 2015C 5.00%, 4/01/21–4/01/23	4,320	4,727,210
Series 2018A 5.00%, 5/01/25	8,320	9,667,674
Series 2018B 5.00%, 5/01/25	4,695	5,455,496
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,922,200
State of Washington Series 2012 5.00%, 7/01/22–7/01/23	27,935	30,952,934
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	25,148,252
Series 20152 5.00%, 7/01/23	9,895	11,277,826
Series 2015A-1 5.00%, 8/01/23	8,010	9,149,422
Series 2015B 5.00%, 2/01/22	4,480	4,906,317

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

State of Washington (State of Washington COP) Series 2015C 5.00%, 7/01/21–7/01/23	$26,825	$29,883,017
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,690	40,162,272
Series 2013C 5.00%, 9/01/19	6,060	6,145,810
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	36,950,530
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25–8/15/30	15,880	18,254,589

		407,489,642

West Virginia–0.2%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19–6/15/21	11,965	12,460,606
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	3,830	3,759,336

		16,219,942

Wisconsin–1.1%
State of Wisconsin Series 2019A 5.00%, 5/01/25–5/01/29	57,500	70,100,400
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,098,520
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)	770	770,146
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,140,230

		73,109,296

Total Long-Term Municipal Bonds (cost $6,302,212,038)		6,496,286,866

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–1.0%
Missouri–0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2014B 1.46%, 10/01/24(j)	$8,860	$8,860,000

Texas–0.8%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 1.51%, 11/01/29(j)	56,000	56,000,000

Total Short-Term Municipal Notes (cost $64,860,000)		64,860,000

Total Municipal Obligations (cost $6,367,072,038)		6,561,146,866

GOVERNMENTS-TREASURIES–1.5%
United States–1.5%
U.S. Treasury Notes 2.125%, 11/30/23(f)	4,000	3,977,500
2.50%, 5/31/20(f)	1,500	1,501,875
2.625%, 2/15/29(f)	93,637	95,363,432

Total Governments–Treasuries (cost $99,540,525)		100,842,807

SHORT-TERM INVESTMENTS–1.6%
U.S. Treasury Bills–1.6%
U.S. Treasury Bill Zero Coupon, 4/02/19	99,327	99,320,282
Zero Coupon, 4/25/19(f)	8,500	8,486,797

Total Short-Term Investments (cost $107,807,073)		107,807,079

Total Investments—100.4% (cost $6,574,419,636)		6,769,796,752

Other assets less liabilities—(0.4)%		(25,196,269)

Net Assets—100.0%		$6,744,600,483

28	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	505	$(63,882)	$(51,259)	$(12,623)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,677	(212,141)	(219,605)	7,464
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,192	(656,788)	(518,837)	(137,951)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	112	(14,168)	(14,224)	56
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	277	(35,041)	(28,376)	(6,665)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,451	(436,264)	(353,950)	(82,314)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,414	(431,871)	(430,692)	(1,179)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	647	(81,846)	(84,371)	2,525
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	4,500	(569,250)	(436,477)	(132,773)

						$(2,501,251)	$(2,137,791)	$(363,460)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	123,114	8/31/20	2.235%	CPI	#	Maturity	$(1,533,865)
Barclays Bank PLC	USD	123,114	9/04/20	2.248%	CPI	#	Maturity	(1,537,926)
Barclays Bank PLC	USD	131,082	9/20/20	2.263%	CPI	#	Maturity	(1,632,518)
Barclays Bank PLC	USD	115,780	10/15/20	2.208%	CPI	#	Maturity	(1,265,017)
Barclays Bank PLC	USD	67,128	10/15/20	2.210%	CPI	#	Maturity	(736,759)
Citibank, NA	USD	84,230	10/17/20	2.220%	CPI	#	Maturity	(932,138)
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI	#	Maturity	(1,503,115)

								$(9,141,338)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Diversified Municipal Portfolio	29

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $50,471,225 or 0.7% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Non-income producing security.
(e)	Defaulted.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Illiquid security.
(h)	Defaulted matured security.
(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.2% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPIYOYX—Consumer Price Index Year Over Year Change

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2019 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.5%

Long-Term Municipal Bonds–98.5%
New York–80.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,370,417
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,861,127
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,212,970
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,527,305
5.25%, 11/01/29	1,900	2,010,846
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,391,061
Series 2011A 5.00%, 8/01/26	14,275	15,364,040
Series 2011D-1 5.00%, 10/01/24	2,860	3,097,666
Series 2012I 5.00%, 8/01/22	2,320	2,576,360
Series 2013B 5.00%, 8/01/20	10,000	10,455,100
Series 2013E 5.00%, 8/01/20	1,730	1,808,732
Series 2013I 5.00%, 8/01/20	18,775	19,629,450
Series 20171 5.00%, 8/01/25	1,130	1,350,214
Series 2017C 5.00%, 8/01/23–8/01/24	5,870	6,825,873
Series 2018A 5.00%, 8/01/26	7,690	9,373,725
Series 2018E 5.00%, 8/01/24	6,335	7,398,393
Series 2019E 5.00%, 8/01/21	10,620	11,455,582
County of Monroe NY Series 2015 5.00%, 6/01/21–6/01/22	10,660	11,494,843

30	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

BAM Series 2015 5.00%, 6/01/21–6/01/22	$5,860	$6,341,737
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,298,996
Series 2013A 5.00%, 4/01/19–4/01/20	5,610	5,691,073
Series 2014A 5.00%, 4/01/25	10,190	11,704,743
Series 2017C 5.00%, 10/01/26–10/01/27	22,095	26,957,630
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,666,043
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,479,106
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,210,118
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31–2/15/32	22,650	27,232,268
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)(b)	475	473,038
5.25%, 1/01/24(a)(b)	1,250	1,220,700
Metropolitan Transportation Authority 5.00%, 11/15/28	4,020	4,935,434
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,415,572
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,839,386
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,307,100
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,291,344
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,345,803
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)(a)	925	1,010,091
Series 2011C 5.00%, 11/15/24	1,965	2,125,403
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,459,950

Principal Amount (000)		U.S. $ Value

5.00%, 11/15/23 (Pre-refunded/ETM)	$4,275	$4,668,257
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,729,975
Series 2012F 5.00%, 11/15/22	3,470	3,850,069
Series 2016C 5.00%, 11/15/34	4,480	4,599,482
Series 2016D 5.00%, 11/15/27	1,210	1,447,656
Series 2017B 5.00%, 11/15/26–11/15/27	7,460	9,026,227
Series 2017C 5.00%, 11/15/25–11/15/31	71,305	85,311,401
Series 2018B 5.00%, 5/15/20	39,770	41,176,665
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,819,948
Series 2017A 5.00%, 11/15/31	2,025	2,439,011
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,209,886
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,243,800
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	24,730	25,753,575
Series 2011HH 5.00%, 6/15/26	9,055	9,723,440
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	16,080,247
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,310,756
Series 2015G 5.00%, 6/15/28	11,465	13,574,675
Series 2018AA 5.00%, 6/15/24	8,280	9,731,318
Series 2019D 5.00%, 6/15/24–6/15/25	4,640	5,331,517
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	4,760,296

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Series 2012S 5.00%, 7/15/25	$7,390	$8,181,099
Series 2018S 5.00%, 7/15/31–7/15/32	18,040	22,068,346
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	3,770	3,974,070
Series 2011A-1 5.00%, 11/01/23	15,315	16,664,864
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	15,953,958
Series 2011C 5.00%, 11/01/20	9,480	9,993,152
Series 2012B 5.00%, 11/01/23–11/01/24	10,805	12,071,989
Series 2012D 5.00%, 11/01/20–11/01/23	29,575	32,174,584
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	12,511,064
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,677,522
Series 2014C 5.00%, 11/01/26	6,345	7,346,812
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	10,892,356
Series 2015C 5.00%, 11/01/20–11/01/26	23,000	26,927,990
Series 2016B 5.00%, 8/01/31	2,150	2,555,942
Series 2017 5.00%, 11/01/26	4,175	5,109,490
Series 2017A 5.00%, 8/01/21	1,740	1,878,156
Series 2017F 5.00%, 5/01/32	1,220	1,462,963
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,782,702
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,026,995
New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,246,591
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,372,219

Principal Amount (000)		U.S. $ Value

Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(a)	$1,290	$1,416,317
5.00%, 2/15/23 (Pre-refunded/ETM)(a)	865	949,701
5.00%, 2/15/24 (Pre-refunded/ETM)(a)	815	894,805
5.00%, 2/15/25 (Pre-refunded/ETM)(a)	880	966,170
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,425,998
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,335,622
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,099,428
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	32,850,884
Series 2015A 5.00%, 3/15/21–3/15/23	13,835	14,909,098
Series 2018E 5.00%, 3/15/29	5,155	6,511,023
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,331,394
Series 2019A 5.00%, 7/01/32	2,975	3,724,819
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(c)	4,600	5,270,891
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,308,506
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21	5,905	6,445,957
Series 2012B 5.00%, 3/15/22	3,905	4,294,485
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	20,039,664
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	15,813,352
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	16,645,818

32	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2015B 5.00%, 2/15/23	$1,160	$1,309,686
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	6,023,858
Series 2016D 5.00%, 2/15/21	5,970	6,353,692
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,747,650
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,743,528
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 3.75%, 12/01/44(c)	1,075	1,081,880
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,357,232
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,404,405
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21–4/01/25	26,175	28,590,177
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,581,296
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	23,560	23,625,261
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,064,929
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	38,758,764
Series 2018L 5.00%, 1/01/20	3,780	3,878,696
AGM Series 2012I 5.00%, 1/01/25	5,155	5,582,607
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,691,584

Principal Amount (000)		U.S. $ Value

New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	$9,945	$10,274,876
Series 2016A 5.00%, 3/15/21–3/15/28	28,805	32,866,727
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19–8/01/31	32,020	33,287,801
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27–1/01/30	26,490	31,214,279
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,889,481
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	3,400	3,474,018
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	13,130,852
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,121,460
Series 2011O 5.00%, 10/15/21	5,215	5,637,206
Series 2013-178 5.00%, 12/01/23	10,480	11,973,086
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,278,082
Series 2014-1 5.00%, 10/15/23	3,455	3,935,176
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	13,740,422
Series 2015E 5.00%, 10/15/22–10/15/26	16,390	18,998,013
Series 2017 5.00%, 10/15/28	6,925	8,371,702
Series 20182 5.00%, 9/15/27	9,310	11,433,239
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19–10/15/26	20,810	23,271,536
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22–2/15/23	11,660	12,599,541

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Triborough Bridge & Tunnel Authority
Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	$7,000	$7,676,690
Series 2012B 5.00%, 11/15/21–11/15/23	25,760	28,656,509
Series 2013A 5.00%, 11/15/28	5,000	5,622,050
Series 2013B 5.00%, 11/15/20–11/15/22	10,970	12,102,836
Series 2016A 5.00%, 11/15/24	8,120	9,622,200
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,046,030
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,241,920
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	39,967,586

		1,468,332,799

Alabama–0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	5,935	6,320,775
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	10,000	10,678,800

		16,999,575

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(c)	1,055	1,097,337

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	2,400	2,417,352

California–0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,690	3,698,708

Principal Amount (000)		U.S. $ Value

Colorado–0.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$2,425	$2,601,686

Connecticut–1.5%
State of Connecticut
Series 2018B 5.00%, 4/15/25	14,565	16,900,935
Series 2018C 5.00%, 6/15/27	4,690	5,606,848
Series 2018F 5.00%, 9/15/27	4,025	4,828,833

		27,336,616

District of Columbia–0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	1,500	1,578,000

Florida–0.4%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,714,893
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/26(d)	3,000	3,535,530
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	65	65,643
Series 2010A-2 6.125%, 5/01/35(a)	170	171,870
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 8/01/26	1,000	1,154,610

		6,642,546

Guam–0.5%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/20	870	880,884
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28–7/01/31	4,250	4,852,910
Guam Power Authority Series 2017A 5.00%, 10/01/25–10/01/27	3,945	4,521,398

		10,255,192

34	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Illinois–3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	$8,160	$8,717,165
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,349,641
Series 2017B 5.00%, 12/15/28	2,000	2,257,400
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	13,135	13,915,179
Series 2013 5.50%, 7/01/25	7,435	8,074,261
Series 2014 5.00%, 5/01/24	2,540	2,761,564
Series 2016 5.00%, 2/01/24	4,200	4,551,834
Series 2017A 5.00%, 12/01/24	2,060	2,254,876
Series 2017D 5.00%, 11/01/23–11/01/24	13,005	14,155,023
Series 2018A 5.00%, 10/01/24	2,910	3,179,437
Series 2018B 5.00%, 5/01/24	1,405	1,527,558
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(e)(f)(g)	1,307	261,400

		67,005,338

Indiana–0.3%
Indiana Bond Bank Series 2007A 5.25%, 10/15/21	5,885	6,347,502

Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22(d)	3,270	3,290,012

Louisiana–0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(a)(e)(f)(g)	1,155	311,850

Michigan–1.2%
City of Detroit MI 5.00%, 4/01/29–4/01/32	1,255	1,364,395
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,334,746

Principal Amount (000)		U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/29–6/30/32	$14,290	$17,005,255

		21,704,396

Nebraska–0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	12,000	13,301,760

New Jersey–3.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,461,793
Series 2013 5.00%, 3/01/21–3/01/28	3,945	4,184,255
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	25,187,642
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24–6/15/27	10,000	11,449,350
Series 2018A 5.00%, 6/15/28	11,630	13,389,386
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,328,039
Series 2012A 5.00%, 6/15/22	1,000	1,081,650
Series 2018A 5.00%, 12/15/30	3,350	3,812,501
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,293,798

		70,188,414

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,305	1,305,000

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(a)	$1,650	$1,650,000

		2,955,000

Pennsylvania–1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23–7/01/24	3,775	4,178,612
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/21	11,405	11,903,171
5.25%, 9/01/23	2,435	2,547,716

		18,629,499

Puerto Rico–0.4%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,390	1,561,804
NATL Series 2007V 5.25%, 7/01/29	255	274,882
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/34–7/01/36	3,095	3,452,375
NATL Series 2005L 5.25%, 7/01/35	135	143,528
NATL Series 2007N 5.25%, 7/01/32	275	294,819
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(a)	2,294	1,926,111

		7,653,519

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	6,440	6,959,901

Tennessee–1.3%
Tennergy Corp./TN Series 2019A 5.00%, 2/01/50	4,615	5,255,239

Principal Amount (000)		U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$17,375	$18,550,071

		23,805,310

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	1,750	2,038,978
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(c)	4,540	4,716,288

		6,755,266

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	11,712,411

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	970	952,104

Total Municipal Obligations (cost $1,749,874,819)		1,802,532,093

GOVERNMENTS-TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.50%, 5/31/20(h) (cost $3,595,189)	3,600	3,604,500

SHORT-TERM INVESTMENTS–0.3%
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 4/02/19 (cost $4,999,670)	5,000	4,999,662

Total Investments—99.0% (cost $1,758,469,678)		1,811,136,255

Other assets less liabilities—1.0%		17,977,413

Net Assets—100.0%		$1,829,113,668

36	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	169	$(21,378)	$(17,154)	$(4,224)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	560	(70,841)	(73,333)	2,492
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,734	(219,351)	(173,279)	(46,072)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	93	(11,765)	(9,527)	(2,238)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,151	(145,506)	(118,052)	(27,454)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,142	(144,463)	(144,069)	(394)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	37	(4,681)	(4,699)	18
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,503	(190,129)	(145,783)	(44,346)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	216	(27,324)	(28,167)	843

						$(835,438)	$(714,063)	$(121,375)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,206	8/31/20	2.235%	CPI	#	Maturity	$(625,512)
Barclays Bank PLC	USD	50,207	9/04/20	2.248%	CPI	#	Maturity	(627,180)
Barclays Bank PLC	USD	1,832	9/20/20	2.263%	CPI	#	Maturity	(22,816)
Barclays Bank PLC	USD	31,666	10/15/20	2.208%	CPI	#	Maturity	(345,984)
Barclays Bank PLC	USD	938	10/15/20	2.210%	CPI	#	Maturity	(10,295)
Citibank, NA	USD	23,030	10/17/20	2.220%	CPI	#	Maturity	(254,863)
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI	#	Maturity	(612,970)

								$(2,499,620)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—New York Municipal Portfolio	37

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	$1,250,000	$1,220,700	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	475,000	473,038	0.03%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $18,057,766 or 1.0% of net assets.
(d)	When-Issued or delayed delivery security.
(e)	Illiquid security.
(f)	Non-income producing security.
(g)	Defaulted matured security.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.—2019 Semi-Annual Report

SCB-MU-1945-0319

MAR    03.31.19

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

SEMI-ANNUAL REPORT

May 16, 2019

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the semi-annual reporting period ended March 31, 2019.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL PORTFOLIO

Class A Shares	-6.18%	-9.99%

Class B Shares[1]	-6.58%	-10.68%

Class C Shares	-6.52%	-10.63%

Class Z Shares[2]	-6.06%	-9.77%

MSCI EAFE Index (net)	-3.81%	-3.71%

	6 Months	12 Months

AB TAX-MANAGED INTERNATIONAL PORTFOLIO

Class A Shares	-6.19%	-9.99%

Class B Shares[1]	-6.55%	-10.64%

Class C Shares	-6.56%	-10.62%

Class Z Shares[2]	-6.08%	-9.73%

MSCI EAFE Index (net)	-3.81%	-3.71%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2 | AB BLENDED STYLE FUNDS	abfunds.com

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS PORTFOLIO[1]

Class Z Shares[2]	2.70%	-13.21%

MSCI EM Index (net)	1.71%	-7.41%

1

Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended March 31, 2019, by 0.00% and 0.03%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for International and Tax-Managed International Portfolios, and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended March 31, 2019.

All share classes of the International and Tax-Managed International Portfolios underperformed the benchmark for both periods, before sales charges. For both periods, security selection and sector selection detracted, relative to the benchmark. Country selection modestly detracted over the 12-month period and contributed for the six-month period.

The Emerging Markets Portfolio underperformed the benchmark for the 12-month period, but started recovering some losses by outperforming for the six-month period, before sales charges. For the six-month period, the gains were primarily from security selection, somewhat offset by negative sector selection. Country selection was not a meaningful factor in the period. For the 12-month period, security selection, sector selection and country selection all detracted from performance.

The International and Tax-Managed International Portfolios utilized derivatives in the form of futures for hedging purposes, which had no material impact on absolute returns for both periods, while currency forwards for hedging purposes had an immaterial impact for the six-month period and detracted for the 12-month period.

During both periods, the Emerging Markets Portfolio utilized derivatives for hedging and investment purposes in the form of futures, which detracted, while currency forwards added to absolute returns.

abfunds.com	AB BLENDED STYLE FUNDS | 3

MARKET REVIEW AND INVESTMENT STRATEGY

International developed-market stocks declined during the six-month period ended March 31, 2019, while emerging-market stocks rallied, posting positive performance. Ongoing Brexit negotiations and slowing global growth weighed on developed-market equities, while emerging-market equities benefited from progress in US-China trade negotiations and dovish rhetoric from the US Federal Reserve (the “Fed”), which hiked rates in December, but indicated that rates would be kept on hold through perhaps the end of 2019. Both developed- and emerging-market stocks declined over the 12-month period, as global equities plummeted at the end of 2018 amid increased volatility. Despite the strong recent recovery, neither emerging-market nor developed-market stocks have fully recouped the 2018 losses.

In the second half of 2018, all but the most defensive stocks underperformed significantly, due to investor worries over global recession, a slowdown in China and the impact of trade disputes. This negatively impacted the Portfolios for the 12-month reporting period. Announcements by the Fed to pause interest rate hikes, announced fiscal and monetary stimulus plans by the Chinese government, and progress on the US-China trade talks have lowered volatility and helped emerging markets to recover.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are

(continued on next page)

4 | AB BLENDED STYLE FUNDS	abfunds.com

fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted

(continued on next page)

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ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency

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DISCLOSURES AND RISKS (continued)

positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk: The Emerging Markets Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and

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DISCLOSURES AND RISKS (continued)

may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.99%	-13.82%

5 Years	1.49%	0.61%

10 Years	6.34%	5.88%

CLASS B SHARES

1 Year	-10.68%	-14.12%

5 Years	0.75%	0.75%

10 Years[1]	5.67%	5.67%

CLASS C SHARES

1 Year	-10.63%	-11.49%

5 Years	0.74%	0.74%

10 Years	5.56%	5.56%

CLASS Z SHARES[2]

1 Year	-9.77%	-9.77%

Since Inception[3]	6.88%	6.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.18%, 2.13%, 1.93% and 0.83% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.82%

5 Years	0.61%

10 Years	5.88%

CLASS B SHARES

1 Year	-14.12%

5 Years	0.75%

10 Years[1]	5.67%

CLASS C SHARES

1 Year	-11.49%

5 Years	0.74%

10 Years	5.56%

CLASS Z SHARES[2]

1 Year	-9.77%

Since Inception[3]	6.88%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.99%	-13.81%

5 Years	1.46%	0.58%

10 Years	6.28%	5.82%

CLASS B SHARES

1 Year	-10.64%	-14.19%

5 Years	0.72%	0.72%

10 Years[1]	5.64%	5.64%

CLASS C SHARES

1 Year	-10.62%	-11.50%

5 Years	0.71%	0.71%

10 Years	5.51%	5.51%

CLASS Z SHARES[2]

1 Year	-9.73%	-9.73%

Since Inception[3]	6.80%	6.80%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.21%, 2.12%, 1.97% and 0.77% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.81%

5 Years	0.58%

10 Years	5.82%

CLASS B SHARES

1 Year	-14.19%

5 Years	0.72%

10 Years[1]	5.64%

CLASS C SHARES

1 Year	-11.50%

5 Years	0.71%

10 Years	5.51%

CLASS Z SHARES[2]

1 Year	-9.73%

Since Inception[3]	6.80%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-13.98%

5 Years	0.34%

10 Years	5.68%

CLASS B SHARES

1 Year	-14.12%

5 Years	0.72%

10 Years[1]	5.67%

CLASS C SHARES

1 Year	-11.49%

5 Years	0.69%

10 Years	5.56%

CLASS Z SHARES[2]

1 Year	-9.95%

Since Inception[3]	6.54%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-7.79%

5 Years	0.58%

10 Years	4.88%

CLASS B SHARES

1 Year	-8.15%

5 Years	0.70%

10 Years[1]	4.73%

CLASS C SHARES

1 Year	-6.52%

5 Years	0.69%

10 Years	4.62%

CLASS Z SHARES[2]

1 Year	-5.32%

Since Inception[3]	5.43%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS Z SHARES[1]

1 Year	-13.21%	-13.21%

Since Inception[2]	13.34%	13.34%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS Z SHARES[1]

1 Year	-13.21%

Since Inception[2]	13.34%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.03% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 1/15/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.20	$4.98	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%
Class B
Actual	$1,000	$934.20	$8.54	1.77%
Hypothetical**	$1,000	$1,016.11	$8.90	1.77%
Class C
Actual	$1,000	$934.80	$8.68	1.80%
Hypothetical**	$1,000	$1,015.96	$9.05	1.80%
Class Z
Actual	$1,000	$939.40	$3.92	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.10	$4.88	1.01%
Hypothetical**	$1,000	$1,019.90	$5.09	1.01%
Class B
Actual	$1,000	$934.50	$8.34	1.73%
Hypothetical**	$1,000	$1,016.31	$8.70	1.73%
Class C
Actual	$1,000	$934.40	$8.49	1.76%
Hypothetical**	$1,000	$1,016.16	$8.85	1.76%
Class Z
Actual	$1,000	$939.20	$3.77	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%

Emerging Markets Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,027.00	$5.26	1.04%
Hypothetical**	$1,000	$1,019.75	$5.24	1.04%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,405.4

1

All data are as of March 31, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following countries: Austria, Belgium, Brazil, Finland, Israel, Norway, Peru, Portugal, Singapore, South Korea, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,286.2

1

All data are as of March 31, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Austria, Belgium, Brazil, Finland, Israel, Norway, Peru, Portugal, Singapore, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,364.2

1

All data are as of March 31, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Canada, Chile, Colombia, Georgia, Greece, Hungary, Kenya, Malaysia, Netherlands, Peru, Philippines, Poland, Saudi Arabia, Switzerland, Turkey and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 19.4%
Banks – 9.6%
Bank Leumi Le-Israel BM	464,750	$3,044,825
Bank of Ireland Group PLC	1,810,428	10,804,648
Credicorp Ltd.	33,660	8,076,717
DBS Group Holdings Ltd.	286,200	5,342,457
DNB ASA	202,410	3,728,348
Erste Group Bank AG	328,310	12,066,590
Hang Seng Bank Ltd.	181,300	4,476,820
HDFC Bank Ltd.	435,208	14,568,081
ICICI Bank Ltd.	1,972,480	11,355,035
KBC Group NV	127,950	8,945,089
Mediobanca Banca di Credito Finanziario SpA	871,960	9,078,919
Mitsubishi UFJ Financial Group, Inc.	2,781,700	13,757,709
Oversea-Chinese Banking Corp., Ltd.	265,429	2,170,034
Royal Bank of Canada	92,570	6,983,880
Seven Bank Ltd.	1,148,800	3,396,090
Sumitomo Mitsui Financial Group, Inc.	87,000	3,046,628
Svenska Handelsbanken AB – Class A	476,720	5,033,206
Toronto-Dominion Bank (The)	113,960	6,184,293
Westpac Banking Corp.	152,120	2,804,092

		134,863,461

Capital Markets – 3.2%
Credit Suisse Group AG(a)	1,084,413	12,640,373
Euronext NV(b)	50,980	3,234,358
London Stock Exchange Group PLC	121,420	7,510,555
Partners Group Holding AG	25,265	18,379,338
Singapore Exchange Ltd.	630,100	3,406,104

		45,170,728

Consumer Finance – 0.7%
Bharat Financial Inclusion Ltd.(a)	368,710	6,027,849
Hitachi Capital Corp.	189,300	4,396,255

		10,424,104

Diversified Financial Services – 0.3%
ORIX Corp.	251,800	3,617,762

Insurance – 5.1%
Admiral Group PLC	158,210	4,475,136
AIA Group Ltd.	1,417,000	14,169,673
Allianz SE	64,800	14,440,516
Direct Line Insurance Group PLC	667,488	3,070,592
NN Group NV	112,002	4,660,006
PICC Property & Casualty Co., Ltd. – Class H	5,703,000	6,492,329
Prudential PLC	437,849	8,776,888

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Sampo Oyj – Class A	65,870	$2,985,414
Swiss Re AG	132,330	12,934,613

		72,005,167

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	251,550	7,129,327

		273,210,549

Industrials – 13.0%
Aerospace & Defense – 4.1%
AerCap Holdings NV(a)	133,040	6,191,682
Airbus SE	111,507	14,778,713
BAE Systems PLC	1,763,890	11,087,394
Leonardo SpA	796,055	9,271,471
MTU Aero Engines AG	33,330	7,554,611
Rolls-Royce Holdings PLC(a)	690,679	8,133,847

		57,017,718

Air Freight & Logistics – 0.1%
SG Holdings Co., Ltd.	63,000	1,837,877

Airlines – 1.5%
Japan Airlines Co., Ltd.	306,800	10,811,488
Qantas Airways Ltd.	2,633,454	10,596,842

		21,408,330

Building Products – 0.8%
Assa Abloy AB – Class B	147,044	3,173,550
Kingspan Group PLC	173,610	8,044,544

		11,218,094

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	5,767,111	5,874,198

Construction & Engineering – 0.4%
Taisei Corp.	111,100	5,168,680

Electrical Equipment – 1.3%
Nidec Corp.	34,100	4,342,117
Schneider Electric SE	91,520	7,183,273
Vestas Wind Systems A/S	85,660	7,219,953

		18,745,343

Industrial Conglomerates – 0.6%
Siemens AG	74,690	8,032,348

Machinery – 0.8%
KION Group AG	45,510	2,381,454
SMC Corp./Japan	14,900	5,616,648
Xylem, Inc./NY	40,800	3,224,832

		11,222,934

24 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 2.6%
Experian PLC	155,250	$4,201,898
Intertek Group PLC	29,760	1,885,273
Recruit Holdings Co., Ltd.	344,200	9,868,365
RELX PLC	217,893	4,657,376
RELX PLC (London)	406,160	8,691,528
Wolters Kluwer NV	100,930	6,876,279

		36,180,719

Road & Rail – 0.2%
East Japan Railway Co.	30,700	2,964,575

Transportation Infrastructure – 0.2%
Sydney Airport	576,600	3,043,776

		182,714,592

Consumer Staples – 11.3%
Beverages – 1.5%
Coca-Cola Bottlers Japan Holdings, Inc.	196,300	4,993,193
Coca-Cola European Partners PLC(a)	181,070	9,368,562
Diageo PLC	57,570	2,355,882
Treasury Wine Estates Ltd.	408,653	4,337,931

		21,055,568

Food & Staples Retailing – 0.5%
Koninklijke Ahold Delhaize NV	205,730	5,477,309
Seven & i Holdings Co., Ltd.	46,900	1,769,546

		7,246,855

Food Products – 3.6%
Calbee, Inc.	112,500	3,038,408
Danone SA	57,300	4,412,154
Kerry Group PLC – Class A	60,130	6,711,359
Nestle SA	164,900	15,723,283
Orkla ASA	1,179,790	9,060,530
Salmar ASA	79,620	3,824,325
WH Group Ltd.(b)	7,144,000	7,641,411

		50,411,470

Household Products – 1.5%
Henkel AG & Co. KGaA (Preference Shares)	96,350	9,844,505
Reckitt Benckiser Group PLC	58,484	4,867,189
Unicharm Corp.	196,500	6,514,404

		21,226,098

Personal Products – 1.2%
Kose Corp.	18,900	3,483,479
Unilever PLC	228,990	13,181,258

		16,664,737

Tobacco – 3.0%
British American Tobacco PLC	509,387	21,250,507

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Imperial Brands PLC	107,330	$3,671,455
Japan Tobacco, Inc.	486,400	12,047,063
Philip Morris International, Inc.	68,180	6,026,430

		42,995,455

		159,600,183

Information Technology – 10.7%
Communications Equipment – 0.7%
Nokia Oyj	1,777,030	10,123,067

Electronic Equipment, Instruments & Components – 1.8%
Halma PLC	189,395	4,129,177
Horiba Ltd.	79,800	4,450,247
Ingenico Group SA	34,398	2,457,110
Keyence Corp.	15,700	9,815,562
Murata Manufacturing Co., Ltd.	90,000	4,504,047

		25,356,143

IT Services – 1.8%
Amadeus IT Group SA – Class A	83,710	6,709,262
Capgemini SE	80,653	9,786,584
Otsuka Corp.	69,400	2,596,415
Visa, Inc. – Class A	20,220	3,158,162
Wirecard AG	28,840	3,622,961

		25,873,384

Semiconductors & Semiconductor Equipment – 2.7%
ASML Holding NV	51,200	9,623,028
Infineon Technologies AG	297,810	5,912,248
SCREEN Holdings Co., Ltd.	101,900	4,122,116
Taiwan Semiconductor Manufacturing Co., Ltd.	2,221,000	17,788,115

		37,445,507

Software – 3.1%
Check Point Software Technologies Ltd.(a)	49,540	6,266,315
Constellation Software, Inc./Canada	7,780	6,593,220
Dassault Systemes SE	48,470	7,224,386
Nice Ltd.(a)	77,093	9,415,761
Oracle Corp. Japan	101,400	6,819,019
SAP SE	17,401	2,011,634
Temenos AG(a)	37,994	5,605,459

		43,935,794

Technology Hardware, Storage & Peripherals – 0.6%
Samsung Electronics Co., Ltd.	207,980	8,203,341

		150,937,236

26 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care – 10.2%
Biotechnology – 0.3%
Genmab A/S(a)	20,817	$3,612,116

Health Care Equipment & Supplies – 0.8%
Hoya Corp.	99,700	6,603,851
Koninklijke Philips NV	130,610	5,336,405

		11,940,256

Health Care Providers & Services – 0.5%
Apollo Hospitals Enterprise Ltd.	360,960	6,422,537

Life Sciences Tools & Services – 2.3%
Bio-Rad Laboratories, Inc. – Class A(a)	10,890	3,328,855
Eurofins Scientific SE	9,908	4,104,503
Gerresheimer AG	82,480	6,208,481
ICON PLC(a)	26,280	3,589,322
Lonza Group AG(a)	14,070	4,368,125
QIAGEN NV(a)	121,680	4,939,253
Tecan Group AG	26,420	6,239,674

		32,778,213

Pharmaceuticals – 6.3%
Astellas Pharma, Inc.	367,200	5,517,464
GlaxoSmithKline PLC	85,500	1,776,329
Novo Nordisk A/S – Class B	492,530	25,742,248
Ono Pharmaceutical Co., Ltd.	503,900	9,901,847
Roche Holding AG	121,183	33,392,564
Sanofi	50,820	4,493,714
Teva Pharmaceutical Industries Ltd.(a)	4,710	73,774
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	410,600	6,438,208
Vectura Group PLC(a)	1,593,930	1,482,674

		88,818,822

		143,571,944

Consumer Discretionary – 9.5%
Auto Components – 2.2%
Aptiv PLC	72,940	5,798,001
Hankook Tire Co., Ltd.	105,340	3,475,450
Magna International, Inc. – Class A	174,920	8,516,855
NGK Spark Plug Co., Ltd.	389,900	7,262,067
Valeo SA	180,400	5,237,500

		30,289,873

Automobiles – 1.3%
Peugeot SA	407,550	9,944,884
Subaru Corp.	339,800	7,758,540

		17,703,424

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	296,070	$5,163,663
Compass Group PLC	306,750	7,217,334
GVC Holdings PLC	1,243,260	9,064,113
Merlin Entertainments PLC(b)	640,477	2,867,079

		24,312,189

Household Durables – 0.7%
Auto Trader Group PLC(b)	695,530	4,730,570
Nikon Corp.	383,700	5,424,994

		10,155,564

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	58,064	10,593,777

Leisure Products – 0.2%
Bandai Namco Holdings, Inc.	69,000	3,239,614

Multiline Retail – 0.4%
B&M European Value Retail SA	827,650	4,031,690
Wesfarmers Ltd.	87,380	2,151,726

		6,183,416

Textiles, Apparel & Luxury Goods – 2.2%
EssilorLuxottica SA	37,300	4,074,647
HUGO BOSS AG	99,640	6,812,844
LVMH Moet Hennessy Louis Vuitton SE	14,412	5,308,423
Pandora A/S	132,320	6,195,106
Samsonite International SA(a)(b)	787,000	2,528,653
Shenzhou International Group Holdings Ltd.	431,000	5,790,576

		30,710,249

		133,188,106

Materials – 6.7%
Chemicals – 3.1%
Air Water, Inc.	331,100	4,809,048
Chr Hansen Holding A/S	28,510	2,893,880
Covestro AG(b)	47,190	2,603,531
Johnson Matthey PLC	231,450	9,491,549
Koninklijke DSM NV	69,540	7,585,752
Sika AG	36,890	5,159,144
Tosoh Corp.	492,400	7,683,021
Victrex PLC	103,510	2,915,708

		43,141,633

Construction Materials – 0.9%
Buzzi Unicem SpA	450,430	9,228,340
CRH PLC (London)	122,668	3,800,810

		13,029,150

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Containers & Packaging – 0.5%
BillerudKorsnas AB	475,330	$6,312,466

Metals & Mining – 2.2%
BlueScope Steel Ltd.	605,623	6,011,105
First Quantum Minerals Ltd.	449,230	5,092,853
Norsk Hydro ASA	1,780,020	7,238,988
Northern Star Resources Ltd.	615,890	3,912,812
Regis Resources Ltd.	763,730	2,873,809
Yamato Kogyo Co., Ltd.	228,400	6,246,530

		31,376,097

		93,859,346

Communication Services – 5.6%
Diversified Telecommunication Services – 3.6%
Cellnex Telecom SA(a)(b)	178,452	5,238,966
China Unicom Hong Kong Ltd.	8,566,000	10,906,448
Deutsche Telekom AG	344,510	5,723,410
HKT Trust & HKT Ltd. – Class SS	5,826,000	9,366,190
Nippon Telegraph & Telephone Corp.	395,800	16,873,383
TELUS Corp.	73,450	2,718,477

		50,826,874

Entertainment – 0.8%
Daiichikosho Co., Ltd.	55,900	2,862,354
Nintendo Co., Ltd.	29,500	8,457,379

		11,319,733

Interactive Media & Services – 0.9%
Kakaku.com, Inc.	141,100	2,718,316
Tencent Holdings Ltd.	202,300	9,303,329

		12,021,645

Media – 0.3%
Quebecor, Inc. – Class B	163,470	4,007,391

		78,175,643

Energy – 5.3%
Oil, Gas & Consumable Fuels – 5.3%
JXTG Holdings, Inc.	2,161,300	9,866,203
PetroChina Co., Ltd. – Class H	13,566,000	8,880,481
Petroleo Brasileiro SA (Preference Shares)	807,600	5,787,798
Repsol SA	885,178	15,143,865
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	685,880	21,518,726
Royal Dutch Shell PLC – Class A	64,266	2,019,618
Royal Dutch Shell PLC – Class B	231,940	7,330,598
TOTAL SA	60,003	3,339,124

		73,886,413

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 3.2%
Electric Utilities – 1.9%
EDP – Energias de Portugal SA	2,958,415	$11,639,588
Enel SpA	1,960,680	12,563,654
Kansai Electric Power Co., Inc. (The)	142,900	2,107,362

		26,310,604

Gas Utilities – 0.7%
ENN Energy Holdings Ltd.	676,000	6,542,909
Tokyo Gas Co., Ltd.	122,700	3,321,454

		9,864,363

Multi-Utilities – 0.3%
Suez	343,430	4,549,716

Water Utilities – 0.3%
Beijing Enterprises Water Group Ltd.(a)	7,664,000	4,741,083

		45,465,766

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Merlin Properties Socimi SA	343,670	4,497,662
Nippon Building Fund, Inc.	867	5,870,684
Nippon Prologis REIT, Inc.	1,217	2,591,055

		12,959,401

Real Estate Management & Development – 1.0%
Aroundtown SA	977,280	8,061,135
Vonovia SE	99,350	5,155,825

		13,216,960

		26,176,361

Total Common Stocks (cost $1,283,684,648)		1,360,786,139

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(c)(d)(e) (cost $32,400,842)	32,400,842	32,400,842

Total Investments – 99.1% (cost $1,316,085,490)		1,393,186,981
Other assets less liabilities – 0.9%		12,201,469

Net Assets – 100.0%		$1,405,388,450

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	376	June 2019	$35,088,320	$(33,131)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	5,129	USD	5,843	6/17/19	$53,022
Bank of America, NA	TRY	18,137	USD	3,151	6/17/19	115,417
Barclays Bank PLC	BRL	38,124	USD	9,784	4/02/19	46,603
Barclays Bank PLC	USD	10,200	BRL	38,124	4/02/19	(462,931)
Barclays Bank PLC	CNY	16,472	USD	2,422	4/17/19	(30,126)
Barclays Bank PLC	USD	2,733	CNY	18,495	4/17/19	20,167
Barclays Bank PLC	USD	2,780	CNY	18,657	4/17/19	(3,194)
Barclays Bank PLC	KRW	13,399,373	USD	11,913	5/16/19	119,519
Barclays Bank PLC	USD	7,913	KRW	8,878,174	5/16/19	(98,888)
Barclays Bank PLC	TWD	451,493	USD	14,647	6/10/19	(19,872)
Barclays Bank PLC	CAD	48,414	USD	36,133	6/17/19	(164,268)
Barclays Bank PLC	ILS	62,477	USD	17,353	6/17/19	63,579
Barclays Bank PLC	USD	878	EUR	775	6/17/19	(3,441)
Barclays Bank PLC	USD	4,611	GBP	3,546	6/17/19	24,640
Barclays Bank PLC	USD	6,760	JPY	750,814	6/17/19	54,277
Barclays Bank PLC	USD	1,982	NOK	16,862	6/17/19	(21,642)
Barclays Bank PLC	INR	262,863	USD	3,756	7/16/19	19,274
Barclays Bank PLC	INR	2,855,367	USD	40,328	7/16/19	(259,088)
Barclays Bank PLC	USD	1,425	INR	99,369	7/16/19	(12,171)
BNP Paribas SA	HKD	287,136	USD	36,672	6/17/19	10,071
BNP Paribas SA	USD	3,508	SEK	32,480	6/17/19	5,625
Citibank, NA	CNY	10,476	USD	1,564	4/17/19	4,287
Citibank, NA	CAD	4,033	USD	3,067	6/17/19	43,768
Citibank, NA	JPY	1,007,139	USD	9,173	6/17/19	32,028
Citibank, NA	JPY	391,650	USD	3,535	6/17/19	(19,941)
Citibank, NA	NOK	57,032	USD	6,589	6/17/19	(42,340)
Citibank, NA	USD	52,594	AUD	74,368	6/17/19	285,908
Citibank, NA	USD	3,009	CHF	2,979	6/17/19	4,437
Citibank, NA	USD	9,149	EUR	7,967	6/17/19	(154,821)
Citibank, NA	USD	67,246	GBP	51,305	6/17/19	(170,896)
Citibank, NA	USD	44,544	JPY	4,915,777	6/17/19	72,847
Citibank, NA	USD	3,163	TRY	18,137	6/17/19	(128,147)
Credit Suisse International	USD	3,668	AUD	5,178	6/17/19	13,486
Goldman Sachs Bank USA	HKD	27,376	USD	3,498	6/17/19	2,564
Goldman Sachs Bank USA	USD	6,489	EUR	5,704	6/17/19	(49,007)
HSBC Bank USA	USD	2,288	EUR	2,000	6/17/19	(29,960)
HSBC Bank USA	USD	7,248	SGD	9,772	6/17/19	(26,955)
JPMorgan Chase Bank, NA	CNY	14,918	USD	2,229	4/17/19	8,933
JPMorgan Chase Bank, NA	USD	3,724	GBP	2,793	6/17/19	(72,900)
JPMorgan Chase Bank, NA	USD	4,249	JPY	461,713	6/17/19	(58,457)

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	3,937	CLP	2,632,714	5/23/19	$(67,951)
Morgan Stanley & Co., Inc.	GBP	5,701	USD	7,568	6/17/19	114,292
Morgan Stanley & Co., Inc.	JPY	606,288	USD	5,477	6/17/19	(25,488)
Morgan Stanley & Co., Inc.	USD	10,592	JPY	1,163,965	6/17/19	(27,193)
Morgan Stanley & Co., Inc.	USD	2,673	NZD	3,905	6/17/19	(9,523)
Natwest Markets PLC	USD	1,563	KRW	1,760,585	5/16/19	(13,342)
Natwest Markets PLC	PEN	24,036	USD	7,233	5/23/19	5,970
Natwest Markets PLC	AUD	3,191	USD	2,269	6/17/19	(458)
Natwest Markets PLC	EUR	7,651	USD	8,774	6/17/19	136,033
Natwest Markets PLC	USD	3,600	GBP	2,740	6/17/19	(18,218)
Standard Chartered Bank	BRL	55,852	USD	14,860	4/02/19	595,475
Standard Chartered Bank	USD	14,347	BRL	55,852	4/02/19	(82,193)
Standard Chartered Bank	CNY	441,313	USD	64,966	4/17/19	(721,484)
Standard Chartered Bank	BRL	8,864	USD	2,284	5/03/19	24,809
State Street Bank & Trust Co.	GBP	3,836	USD	5,061	6/17/19	45,986
State Street Bank & Trust Co.	USD	5,381	CHF	5,383	6/17/19	63,424
State Street Bank & Trust Co.	USD	1,972	HKD	15,439	6/17/19	(817)
State Street Bank & Trust Co.	USD	14,026	JPY	1,536,049	6/17/19	(84,570)
State Street Bank & Trust Co.	USD	5,072	SEK	46,770	6/17/19	(13,284)
UBS AG	USD	4,343	EUR	3,820	6/17/19	(30,784)
UBS AG	USD	10,440	SEK	97,450	6/17/19	101,474
UBS AG	USD	2,146	SEK	19,579	6/17/19	(28,117)

						$(864,552)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $28,844,568 or 2.1% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

PEN – Peruvian Sol

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 19.4%
Banks – 9.6%
Bank Leumi Le-Israel BM	1,112,390	$7,287,861
Bank of Ireland Group PLC	4,238,452	25,295,114
Credicorp Ltd.	78,550	18,848,073
DBS Group Holdings Ltd.	656,300	12,251,065
DNB ASA	483,850	8,912,412
Erste Group Bank AG	758,158	27,865,071
Hang Seng Bank Ltd.	431,700	10,659,919
HDFC Bank Ltd.	1,017,166	34,048,448
ICICI Bank Ltd.	4,625,450	26,627,468
KBC Group NV	299,550	20,941,784
Mediobanca Banca di Credito Finanziario SpA	2,039,730	21,237,835
Mitsubishi UFJ Financial Group, Inc.	6,472,900	32,013,615
Oversea-Chinese Banking Corp., Ltd.	631,220	5,160,585
Royal Bank of Canada	216,860	16,360,852
Seven Bank Ltd.	2,687,900	7,945,987
Sumitomo Mitsui Financial Group, Inc.	200,900	7,035,260
Svenska Handelsbanken AB – Class A	1,113,750	11,758,964
Toronto-Dominion Bank (The)	263,420	14,295,071
Westpac Banking Corp.	356,300	6,567,828

		315,113,212

Capital Markets – 3.2%
Credit Suisse Group AG(a)	2,537,344	29,576,347
Euronext NV(b)	118,220	7,500,310
London Stock Exchange Group PLC	283,680	17,547,308
Partners Group Holding AG	59,244	43,097,782
Singapore Exchange Ltd.	1,493,500	8,073,348

		105,795,095

Consumer Finance – 0.7%
Bharat Financial Inclusion Ltd.(a)	861,440	14,083,237
Hitachi Capital Corp.	444,300	10,318,311

		24,401,548

Diversified Financial Services – 0.3%
ORIX Corp.	585,500	8,412,230

Insurance – 5.1%
Admiral Group PLC	367,740	10,401,912
AIA Group Ltd.	3,308,000	33,079,237
Allianz SE	151,500	33,761,392
Direct Line Insurance Group PLC	1,530,624	7,041,209
NN Group NV	262,339	10,914,995
PICC Property & Casualty Co., Ltd. – Class H	13,341,000	15,187,474
Prudential PLC	1,023,048	20,507,476

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Sampo Oyj – Class A	154,920	$7,021,410
Swiss Re AG	310,980	30,396,780

		168,311,885

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	587,700	16,656,353

		638,690,323

Industrials – 13.1%
Aerospace & Defense – 4.2%
AerCap Holdings NV(a)	302,550	14,080,677
Airbus SE	260,833	34,569,813
BAE Systems PLC	3,975,731	24,990,501
Leonardo SpA	1,914,235	22,294,659
MTU Aero Engines AG	91,990	20,850,545
Rolls-Royce Holdings PLC(a)	1,614,988	19,019,059

		135,805,254

Air Freight & Logistics – 0.1%
SG Holdings Co., Ltd.	147,500	4,302,965

Airlines – 1.5%
Japan Airlines Co., Ltd.	721,000	25,407,701
Qantas Airways Ltd.	6,089,215	24,502,593

		49,910,294

Building Products – 0.8%
Assa Abloy AB – Class B	342,638	7,394,921
Kingspan Group PLC	404,840	18,759,020

		26,153,941

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	13,475,148	13,725,362

Construction & Engineering – 0.4%
Taisei Corp.	259,200	12,058,703

Electrical Equipment – 1.3%
Nidec Corp.	79,600	10,135,850
Schneider Electric SE	213,830	16,783,209
Vestas Wind Systems A/S	199,750	16,836,162

		43,755,221

Industrial Conglomerates – 0.6%
Siemens AG	174,180	18,731,750

Machinery – 0.8%
KION Group AG	106,040	5,548,876
SMC Corp./Japan	34,900	13,155,773
Xylem, Inc./NY	95,380	7,538,835

		26,243,484

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 2.6%
Experian PLC	358,210	$9,695,084
Intertek Group PLC	69,620	4,410,374
Recruit Holdings Co., Ltd.	805,100	23,082,570
RELX PLC	509,500	10,890,358
RELX PLC (London)	950,280	20,335,301
Wolters Kluwer NV	234,070	15,946,999

		84,360,686

Road & Rail – 0.2%
East Japan Railway Co.	71,900	6,943,093

Transportation Infrastructure – 0.2%
Sydney Airport	1,349,100	7,121,676

		429,112,429

Consumer Staples – 11.4%
Beverages – 1.5%
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	12,433,383
Coca-Cola European Partners PLC(a)	423,430	21,908,268
Diageo PLC	138,220	5,656,245
Treasury Wine Estates Ltd.	955,598	10,143,859

		50,141,755

Food & Staples Retailing – 0.5%
Koninklijke Ahold Delhaize NV	486,610	12,955,394
Seven & i Holdings Co., Ltd.	113,600	4,286,150

		17,241,544

Food Products – 3.6%
Calbee, Inc.	262,600	7,092,320
Danone SA	133,880	10,308,886
Kerry Group PLC – Class A	140,480	15,679,556
Nestle SA	384,070	36,621,232
Orkla ASA	2,658,920	20,419,925
Salmar ASA	192,420	9,242,359
WH Group Ltd.(b)	16,718,500	17,882,550

		117,246,828

Household Products – 1.5%
Henkel AG & Co. KGaA (Preference Shares)	224,580	22,946,330
Reckitt Benckiser Group PLC	136,791	11,384,100
Unicharm Corp.	459,200	15,223,482

		49,553,912

Personal Products – 1.2%
Kose Corp.	44,300	8,164,981
Unilever PLC	535,360	30,816,709

		38,981,690

Tobacco – 3.1%
British American Tobacco PLC	1,191,794	49,719,028

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Imperial Brands PLC	249,100	$8,521,004
Japan Tobacco, Inc.	1,150,900	28,505,273
Philip Morris International, Inc.	159,530	14,100,857

		100,846,162

		374,011,891

Information Technology – 10.7%
Communications Equipment – 0.7%
Nokia Oyj	4,156,250	23,676,583

Electronic Equipment, Instruments & Components – 1.8%
Halma PLC	443,022	9,658,737
Horiba Ltd.	187,000	10,428,524
Ingenico Group SA	81,811	5,843,904
Keyence Corp.	36,400	22,757,099
Murata Manufacturing Co., Ltd.	212,100	10,614,537

		59,302,801

IT Services – 1.8%
Amadeus IT Group SA – Class A	197,350	15,817,381
Capgemini SE	189,330	22,973,651
Otsuka Corp.	168,400	6,300,236
Visa, Inc. – Class A	47,300	7,387,787
Wirecard AG	67,720	8,507,175

		60,986,230

Semiconductors & Semiconductor Equipment – 2.7%
ASML Holding NV	119,619	22,482,363
Infineon Technologies AG	695,760	13,812,518
SCREEN Holdings Co., Ltd.	237,800	9,619,618
Taiwan Semiconductor Manufacturing Co., Ltd.	5,192,000	41,583,022

		87,497,521

Software – 3.1%
Check Point Software Technologies Ltd.(a)	114,220	14,447,688
Constellation Software, Inc./Canada	17,832	15,111,865
Dassault Systemes SE	112,850	16,820,135
Nice Ltd.(a)	183,269	22,383,577
Oracle Corp. Japan	237,300	15,958,118
SAP SE	40,361	4,665,914
Temenos AG(a)	89,860	13,257,528

		102,644,825

Technology Hardware, Storage & Peripherals – 0.6%
Samsung Electronics Co., Ltd.	482,640	19,036,736

		353,144,696

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care – 10.2%
Biotechnology – 0.3%
Genmab A/S(a)	48,621	$8,436,599

Health Care Equipment & Supplies – 0.8%
Hoya Corp.	231,100	15,307,423
Koninklijke Philips NV	305,120	12,466,457

		27,773,880

Health Care Providers & Services – 0.5%
Apollo Hospitals Enterprise Ltd.	843,340	15,005,492

Life Sciences Tools & Services – 2.3%
Bio-Rad Laboratories, Inc. – Class A(a)	25,460	7,782,613
Eurofins Scientific SE	23,177	9,601,340
Gerresheimer AG	197,830	14,891,170
ICON PLC(a)	64,560	8,817,605
Lonza Group AG(a)	32,900	10,214,024
QIAGEN NV(a)	284,310	11,540,754
Tecan Group AG	61,710	14,574,197

		77,421,703

Pharmaceuticals – 6.3%
Astellas Pharma, Inc.	848,000	12,741,856
GlaxoSmithKline PLC	199,730	4,149,547
Novo Nordisk A/S – Class B	1,140,660	59,616,982
Ono Pharmaceutical Co., Ltd.	1,179,600	23,179,635
Roche Holding AG	283,701	78,175,187
Sanofi	116,810	10,328,823
Teva Pharmaceutical Industries Ltd.(a)	11,102	173,893
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	976,010	15,303,837
Vectura Group PLC(a)	3,723,900	3,463,973

		207,133,733

		335,771,407

Consumer Discretionary – 9.5%
Auto Components – 2.2%
Aptiv PLC	170,440	13,548,276
Hankook Tire Co., Ltd.	243,899	8,046,883
Magna International, Inc. – Class A	404,320	19,686,341
NGK Spark Plug Co., Ltd.	927,700	17,278,839
Valeo SA	422,170	12,256,738

		70,817,077

Automobiles – 1.3%
Peugeot SA	953,350	23,263,293
Subaru Corp.	778,600	17,777,513

		41,040,806

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.7%
Aristocrat Leisure Ltd.	700,800	$12,222,431
Compass Group PLC	730,170	17,179,726
GVC Holdings PLC	2,903,920	21,171,323
Merlin Entertainments PLC(b)	1,494,551	6,690,319

		57,263,799

Household Durables – 0.7%
Auto Trader Group PLC(b)	1,648,810	11,214,199
Nikon Corp.	916,400	12,956,645

		24,170,844

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	135,889	24,792,948

Leisure Products – 0.2%
Bandai Namco Holdings, Inc.	161,400	7,577,880

Multiline Retail – 0.4%
B&M European Value Retail SA	1,934,732	9,424,564
Wesfarmers Ltd.	216,330	5,327,110

		14,751,674

Textiles, Apparel & Luxury Goods – 2.2%
EssilorLuxottica SA	87,140	9,519,162
HUGO BOSS AG	232,334	15,885,741
LVMH Moet Hennessy Louis Vuitton SE	33,729	12,423,522
Pandora A/S	309,290	14,480,687
Samsonite International SA(a)(b)	1,866,500	5,997,116
Shenzhou International Group Holdings Ltd.	1,009,000	13,556,128

		71,862,356

		312,277,384

Materials – 6.8%
Chemicals – 3.1%
Air Water, Inc.	787,800	11,442,367
Chr Hansen Holding A/S	66,810	6,781,483
Covestro AG(b)	114,570	6,320,970
Johnson Matthey PLC	539,820	22,137,516
Koninklijke DSM NV	162,160	17,689,180
Sika AG	86,330	12,073,433
Tosoh Corp.	1,270,100	19,817,638
Victrex PLC	239,270	6,739,846

		103,002,433

Construction Materials – 0.9%
Buzzi Unicem SpA	1,040,410	21,315,758
CRH PLC (London)	286,612	8,880,538

		30,196,296

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Containers & Packaging – 0.5%
BillerudKorsnas AB	1,113,190	$14,783,358

Metals & Mining – 2.3%
BlueScope Steel Ltd.	1,418,142	14,075,753
First Quantum Minerals Ltd.	1,070,370	12,134,625
Norsk Hydro ASA	4,289,200	17,443,325
Northern Star Resources Ltd.	1,440,980	9,154,693
Regis Resources Ltd.	1,786,880	6,723,780
Yamato Kogyo Co., Ltd.	535,600	14,648,167

		74,180,343

		222,162,430

Communication Services – 5.5%
Diversified Telecommunication Services – 3.6%
Cellnex Telecom SA(a)(b)	417,449	12,255,401
China Unicom Hong Kong Ltd.	19,532,000	24,868,637
Deutsche Telekom AG	804,870	13,371,458
HKT Trust & HKT Ltd. – Class SS	13,633,000	21,917,141
Nippon Telegraph & Telephone Corp.	914,100	38,969,074
TELUS Corp.	172,060	6,368,158

		117,749,869

Entertainment – 0.8%
Daiichikosho Co., Ltd.	134,700	6,897,299
Nintendo Co., Ltd.	69,000	19,781,668

		26,678,967

Interactive Media & Services – 0.8%
Kakaku.com, Inc.	340,700	6,563,645
Tencent Holdings Ltd.	474,100	21,802,808

		28,366,453

Media – 0.3%
Quebecor, Inc. – Class B	383,260	9,395,441

		182,190,730

Energy – 5.2%
Oil, Gas & Consumable Fuels – 5.2%
JXTG Holdings, Inc.	5,047,800	23,042,900
PetroChina Co., Ltd. – Class H	31,824,000	20,832,407
Petroleo Brasileiro SA (Preference Shares)	1,889,400	13,540,696
Repsol SA	1,833,922	31,375,235
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,613,700	50,628,051
Royal Dutch Shell PLC – Class A	143,290	4,503,019
Royal Dutch Shell PLC – Class B	560,935	17,728,675
TOTAL SA	144,229	8,026,241

		169,677,224

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 3.2%
Electric Utilities – 1.9%
EDP – Energias de Portugal SA	6,902,042	$27,155,394
Enel SpA	4,536,970	29,072,017
Kansai Electric Power Co., Inc. (The)	336,200	4,957,977

		61,185,388

Gas Utilities – 0.7%
ENN Energy Holdings Ltd.	1,566,000	15,157,093
Tokyo Gas Co., Ltd.	287,100	7,771,715

		22,928,808

Multi-Utilities – 0.3%
Suez	802,350	10,629,429

Water Utilities – 0.3%
Beijing Enterprises Water Group Ltd.(a)	17,908,000	11,078,199

		105,821,824

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Merlin Properties Socimi SA	804,090	10,523,249
Nippon Building Fund, Inc.	2,029	13,738,891
Nippon Prologis REIT, Inc.	2,847	6,061,408

		30,323,548

Real Estate Management & Development – 1.0%
Aroundtown SA	2,284,350	18,842,556
Vonovia SE	231,500	12,013,824

		30,856,380

		61,179,928

Total Common Stocks (cost $3,035,060,636)		3,184,040,266

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(c)(d)(e) (cost $75,891,579)	75,891,579	75,891,579

Total Investments – 99.2% (cost $3,110,952,215)		3,259,931,845
Other assets less liabilities – 0.8%		26,248,094

Net Assets – 100.0%		$3,286,179,939

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	895	June 2019	$83,521,400	$(76,315)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	2,429	USD	2,753	4/16/19	$25,354
Bank of America, NA	NOK	223,285	USD	26,350	4/16/19	447,324
Bank of America, NA	TRY	42,143	USD	7,575	4/16/19	179,545
Bank of America, NA	USD	3,272	CAD	4,380	4/16/19	6,809
Bank of America, NA	USD	13,490	CHF	13,192	4/16/19	(224,277)
Bank of America, NA	USD	7,541	JPY	831,119	4/16/19	(32,913)
Bank of America, NA	EUR	10,135	USD	11,575	7/16/19	105,241
Barclays Bank PLC	BRL	88,587	USD	22,734	4/02/19	108,288
Barclays Bank PLC	USD	23,701	BRL	88,587	4/02/19	(1,075,693)
Barclays Bank PLC	CAD	81,442	USD	61,641	4/16/19	673,807
Barclays Bank PLC	GBP	6,962	USD	9,203	4/16/19	128,617
Barclays Bank PLC	HKD	750,890	USD	95,995	4/16/19	297,325
Barclays Bank PLC	ILS	155,795	USD	42,739	4/16/19	(189,362)
Barclays Bank PLC	USD	8,148	GBP	6,285	4/16/19	43,305
Barclays Bank PLC	USD	18,441	JPY	1,991,299	4/16/19	(451,754)
Barclays Bank PLC	USD	3,973	NOK	33,870	4/16/19	(43,426)
Barclays Bank PLC	CNY	81,910	USD	12,071	4/17/19	(120,914)
Barclays Bank PLC	USD	6,509	CNY	43,670	4/17/19	(8,932)
Barclays Bank PLC	KRW	30,791,172	USD	27,375	5/16/19	274,649
Barclays Bank PLC	USD	18,535	KRW	20,796,274	5/16/19	(231,637)
Barclays Bank PLC	TWD	1,064,717	USD	34,541	6/10/19	(46,861)
Barclays Bank PLC	INR	569,197	USD	8,133	7/16/19	41,735
Barclays Bank PLC	INR	6,711,050	USD	94,785	7/16/19	(608,941)
Barclays Bank PLC	USD	3,331	INR	232,323	7/16/19	(28,456)
Barclays Bank PLC	USD	16,203	JPY	1,795,186	7/16/19	127,939
BNP Paribas SA	SEK	81,519	USD	8,851	4/16/19	73,967
BNP Paribas SA	USD	8,170	SEK	76,008	4/16/19	14,093
Citibank, NA	AUD	14,095	USD	9,933	4/16/19	(77,776)
Citibank, NA	CAD	12,025	USD	9,133	4/16/19	131,078
Citibank, NA	EUR	40,593	USD	45,708	4/16/19	118,326
Citibank, NA	GBP	6,732	USD	8,802	4/16/19	28,013
Citibank, NA	JPY	2,369,362	USD	21,477	4/16/19	73,075
Citibank, NA	USD	17,065	CHF	16,829	4/16/19	(141,687)
Citibank, NA	USD	23,944	EUR	20,958	4/16/19	(406,000)
Citibank, NA	USD	14,444	GBP	11,321	4/16/19	311,720
Citibank, NA	USD	1,954	GBP	1,470	4/16/19	(38,344)
Citibank, NA	USD	19,060	HKD	149,469	4/16/19	(10,916)
Citibank, NA	USD	2,832	JPY	307,959	4/16/19	(50,070)
Citibank, NA	USD	3,582	NOK	30,597	4/16/19	(32,222)
Citibank, NA	USD	5,873	NZD	8,584	4/16/19	(25,528)

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	8,734	CHF	8,623	7/16/19	$12,216
Citibank, NA	USD	6,944	GBP	5,250	7/16/19	(70,829)
Citibank, NA	USD	11,438	JPY	1,261,938	7/16/19	42,345
Citibank, NA	USD	16,223	JPY	1,774,727	7/16/19	(78,134)
Credit Suisse International	EUR	16,970	USD	19,475	4/16/19	416,497
Credit Suisse International	GBP	11,955	USD	15,549	4/16/19	(32,886)
Credit Suisse International	JPY	888,443	USD	8,070	4/16/19	43,852
Credit Suisse International	JPY	1,142,286	USD	10,265	4/16/19	(53,800)
Credit Suisse International	USD	8,577	AUD	12,118	4/16/19	29,823
Credit Suisse International	USD	22,357	EUR	19,621	4/16/19	(320,669)
Credit Suisse International	USD	39,457	JPY	4,319,193	4/16/19	(438,399)
Credit Suisse International	USD	7,927	SEK	70,886	4/16/19	(294,433)
Goldman Sachs Bank USA	CAD	8,344	USD	6,306	4/16/19	59,226
Goldman Sachs Bank USA	CAD	10,963	USD	8,058	4/16/19	(149,312)
Goldman Sachs Bank USA	CHF	1,174	USD	1,208	4/16/19	27,603
Goldman Sachs Bank USA	HKD	69,256	USD	8,835	4/16/19	8,305
Goldman Sachs Bank USA	USD	8,926	EUR	7,764	4/16/19	(206,065)
Goldman Sachs Bank USA	USD	18,397	JPY	1,974,759	4/16/19	(557,364)
Goldman Sachs Bank USA	USD	11,883	SEK	109,322	7/16/19	(31,909)
HSBC Bank USA	USD	3,518	HKD	27,589	4/16/19	(1,974)
HSBC Bank USA	USD	2,821	ILS	10,364	4/16/19	34,415
HSBC Bank USA	USD	10,389	EUR	9,060	7/16/19	(136,370)
JPMorgan Chase Bank, NA	USD	16,702	EUR	14,544	4/16/19	(367,892)
JPMorgan Chase Bank, NA	USD	8,365	GBP	6,355	4/16/19	(82,432)
JPMorgan Chase Bank, NA	USD	8,843	HKD	69,322	4/16/19	(7,960)
JPMorgan Chase Bank, NA	USD	44,389	JPY	4,989,940	4/16/19	688,454
JPMorgan Chase Bank, NA	USD	11,173	JPY	1,220,046	4/16/19	(151,055)
JPMorgan Chase Bank, NA	USD	7,520	TRY	42,143	4/16/19	(124,832)
Morgan Stanley & Co., Inc.	CAD	10,429	USD	7,691	4/16/19	(116,155)
Morgan Stanley & Co., Inc.	GBP	13,876	USD	18,364	4/16/19	278,409
Morgan Stanley & Co., Inc.	JPY	1,391,342	USD	12,888	4/16/19	319,556
Morgan Stanley & Co., Inc.	JPY	1,424,815	USD	12,810	4/16/19	(61,235)
Morgan Stanley & Co., Inc.	USD	11,872	EUR	10,351	4/16/19	(247,013)
Morgan Stanley & Co., Inc.	USD	13,563	GBP	10,435	4/16/19	37,803
Morgan Stanley & Co., Inc.	USD	22,700	JPY	2,506,833	4/16/19	(54,382)
Morgan Stanley & Co., Inc.	CNY	26,720	USD	3,987	4/17/19	9,833
Morgan Stanley & Co., Inc.	USD	9,224	CLP	6,168,337	5/23/19	(159,206)
Natwest Markets PLC	BRL	20,255	USD	5,198	4/02/19	24,760
Natwest Markets PLC	USD	5,234	BRL	20,255	4/02/19	(60,351)
Natwest Markets PLC	AUD	7,467	USD	5,302	4/16/19	(1,001)
Natwest Markets PLC	EUR	23,366	USD	26,618	4/16/19	375,609
Natwest Markets PLC	JPY	3,944,705	USD	36,393	4/16/19	757,958
Natwest Markets PLC	USD	111,788	AUD	154,989	4/16/19	(1,706,572)
Natwest Markets PLC	BRL	20,255	USD	5,223	5/03/19	60,392
Natwest Markets PLC	USD	3,322	KRW	3,742,028	5/16/19	(28,357)
Natwest Markets PLC	PEN	53,657	USD	16,146	5/23/19	13,327
Natwest Markets PLC	USD	12,256	EUR	10,739	7/16/19	(102,449)
Natwest Markets PLC	USD	17,293	SGD	23,295	7/16/19	(70,003)
Northern Trust Co.	USD	144,038	GBP	111,734	4/16/19	1,593,864
Standard Chartered Bank	BRL	108,842	USD	29,153	4/02/19	1,354,248

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	27,932	BRL	108,842	4/02/19	$(133,048)
Standard Chartered Bank	HKD	86,161	USD	11,011	4/16/19	30,443
Standard Chartered Bank	JPY	2,815,390	USD	25,441	4/16/19	7,893
Standard Chartered Bank	USD	8,042	JPY	864,729	4/16/19	(230,573)
Standard Chartered Bank	USD	26,976	SEK	239,375	4/16/19	(1,202,470)
Standard Chartered Bank	CNY	974,411	USD	143,414	4/17/19	(1,621,273)
State Street Bank & Trust Co.	CHF	3,248	USD	3,270	4/16/19	3,898
State Street Bank & Trust Co.	GBP	8,001	USD	10,524	4/16/19	96,126
State Street Bank & Trust Co.	USD	7,787	AUD	11,016	4/16/19	37,000
State Street Bank & Trust Co.	USD	15,755	AUD	21,894	4/16/19	(204,524)
State Street Bank & Trust Co.	USD	11,613	EUR	10,120	4/16/19	(247,456)
State Street Bank & Trust Co.	USD	8,026	JPY	894,305	4/16/19	52,603
State Street Bank & Trust Co.	HKD	33,839	USD	4,323	7/16/19	(334)
State Street Bank & Trust Co.	USD	19,620	JPY	2,140,043	7/16/19	(151,853)
UBS AG	CHF	15,374	USD	15,867	4/16/19	406,826
UBS AG	USD	9,738	GBP	7,690	4/16/19	285,053
UBS AG	USD	16,204	JPY	1,805,347	4/16/19	104,507
UBS AG	USD	10,582	JPY	1,129,255	4/16/19	(380,911)
UBS AG	USD	7,233	NOK	61,611	4/16/19	(85,405)
UBS AG	USD	11,180	EUR	9,809	7/16/19	(79,590)
UBS AG	USD	5,029	SEK	45,776	7/16/19	(66,317)

						$(3,539,448)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $67,860,865 or 2.1% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 30.2%
Banks – 19.5%
Agricultural Bank of China Ltd. – Class H	20,074,000	$9,279,487
Banco Macro SA (ADR)	220,356	10,083,491
Bank Central Asia Tbk PT	6,392,500	12,474,212
Bank Mandiri Persero Tbk PT(a)	28,710,500	15,065,653
Bank of China Ltd. – Class H	10,582,000	4,809,203
Bank of Georgia Group PLC	43,680	941,278
Bank Tabungan Negara Persero Tbk PT	5,011,000	861,555
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	6,417,200	996,006
Capitec Bank Holdings Ltd.	24,300	2,273,569
China CITIC Bank Corp., Ltd. – Class H	20,205,000	12,883,987
China Construction Bank Corp. – Class H	13,726,000	11,781,966
City Union Bank Ltd.	233,090	688,082
Credicorp Ltd.	25,840	6,200,308
Equity Group Holdings PLC/Kenya	2,331,200	982,179
Grupo Aval Acciones y Valores SA (ADR)	63,530	494,899
Grupo Financiero Banorte SAB de CV – Class O	3,564,850	19,366,749
Grupo Financiero Galicia SA (ADR)	104,040	2,655,101
Hana Financial Group, Inc.	458,420	14,718,920
HDFC Bank Ltd.	502,244	16,812,033
ICICI Bank Ltd.	4,066,450	23,409,455
IndusInd Bank Ltd.	568,252	14,608,593
Industrial Bank Co., Ltd. – Class A	3,816,993	10,314,521
Itau Unibanco Holding SA (ADR)	1,455,255	12,820,797
Itau Unibanco Holding SA (Preference Shares)	755,210	6,641,010
KB Financial Group, Inc.	456,387	16,887,309
Sberbank of Russia PJSC (Sponsored ADR)	457,348	6,027,847
Shinhan Financial Group Co., Ltd.	163,070	6,055,142
State Bank of India(a)	1,923,590	8,891,234
TCS Group Holding PLC (GDR)(b)	281,443	4,992,799
Turkiye Garanti Bankasi AS	5,113,020	7,691,841
Yes Bank Ltd.	913,220	3,611,202

		265,320,428

Capital Markets – 1.1%
China Everbright Ltd.	2,140,000	4,249,730
GF Securities Co., Ltd. – Class H	1,865,000	2,686,033
Haitong Securities Co., Ltd. – Class H	5,526,400	7,168,157
Noah Holdings Ltd. (Sponsored ADR)(a)	22,755	1,102,707

		15,206,627

Consumer Finance – 1.5%
Mahindra & Mahindra Financial Services Ltd.	81,880	497,077

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Manappuram Finance Ltd.	3,991,089	$7,192,103
Muthoot Finance Ltd.(a)	545,285	4,829,157
Repco Home Finance Ltd.	619,009	4,145,921
Samsung Card Co., Ltd.	104,940	3,180,280
Shriram Transport Finance Co., Ltd.	47,070	866,226

		20,710,764

Diversified Financial Services – 0.2%
Fubon Financial Holding Co., Ltd.	1,964,000	2,935,957

Insurance – 5.4%
AIA Group Ltd.	950,200	9,501,781
BB Seguridade Participacoes SA	1,074,100	7,275,245
ICICI Lombard General Insurance Co., Ltd.(b)	59,570	880,848
PICC Property & Casualty Co., Ltd. – Class H	4,529,000	5,155,841
Ping An Insurance Group Co. of China Ltd. – Class A	306,500	3,511,375
Ping An Insurance Group Co. of China Ltd. – Class H	2,760,500	31,078,300
Prudential PLC	821,862	16,474,609

		73,877,999

Thrifts & Mortgage Finance – 2.5%
Housing Development Finance Corp., Ltd.	414,115	11,736,678
Indiabulls Housing Finance Ltd.	1,088,986	13,511,457
LIC Housing Finance Ltd.	1,223,340	9,376,567

		34,624,702

		412,676,477

Information Technology – 16.2%
Communications Equipment – 0.0%
Sterlite Technologies Ltd.	30,550	96,259

Electronic Equipment, Instruments & Components – 5.2%
Elite Material Co., Ltd.	3,193,000	11,066,597
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	2,839,954	14,789,994
Hollysys Automation Technologies Ltd.	36,240	758,866
Largan Precision Co., Ltd.	22,000	3,299,644
Samsung SDI Co., Ltd.	21,960	4,161,582
Sunny Optical Technology Group Co., Ltd.	806,400	9,667,433
Tripod Technology Corp.	1,359,000	4,393,656
Universal Scientific Industrial Shanghai Co., Ltd. – Class A	3,122,510	7,146,738
Yageo Corp.	491,000	5,173,650
Zhejiang Dahua Technology Co., Ltd. – Class A	4,041,268	9,865,573

		70,323,733

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

IT Services – 0.5%
Hexaware Technologies Ltd.	71,120	$354,690
My EG Services Bhd	9,642,600	3,343,678
TravelSky Technology Ltd. – Class H	1,384,000	3,665,025

		7,363,393

Semiconductors & Semiconductor Equipment – 4.2%
ASMedia Technology, Inc.	51,000	938,891
eMemory Technology, Inc.	65,000	680,789
Global Unichip Corp.	115,000	770,343
Hua Hong Semiconductor Ltd.(b)	2,853,000	6,707,258
Koh Young Technology, Inc.	12,390	934,893
Nanya Technology Corp.	987,000	1,973,913
Parade Technologies Ltd.	38,000	638,595
Realtek Semiconductor Corp.	644,000	3,815,956
Silergy Corp.	374,000	5,602,323
SK Hynix, Inc.	309,118	20,267,723
Taiwan Semiconductor Manufacturing Co., Ltd.	1,940,706	15,543,224

		57,873,908

Software – 0.2%
Beijing Thunisoft Corp. Ltd. – Class A	251,980	796,148
Douzone Bizon Co., Ltd.	23,320	960,269
Globant SA(a)	10,710	764,694

		2,521,111

Technology Hardware, Storage & Peripherals – 6.1%
Lenovo Group Ltd.	7,716,000	6,961,728
Samsung Electronics Co., Ltd.	1,249,610	49,288,281
Samsung Electronics Co., Ltd. (Preference Shares)	820,010	26,256,863

		82,506,872

		220,685,276

Consumer Discretionary – 10.3%
Auto Components – 0.4%
Cub Elecparts, Inc.	58,367	556,336
Endurance Technologies Ltd.(b)	34,150	570,009
Hankook Tire Co., Ltd.	114,880	3,790,200
Hota Industrial Manufacturing Co., Ltd.	179,000	660,575
Nexteer Automotive Group Ltd.	234,000	289,737

		5,866,857

Diversified Consumer Services – 2.7%
Estacio Participacoes SA	1,047,800	7,118,515
Four Seasons Education Cayman, Inc. (ADR)(a)	234,833	418,003
Fu Shou Yuan International Group Ltd.	9,768,000	8,977,142

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	217,260	$19,572,953
OneSmart International Education Group Ltd. (ADR)(a)	106,800	842,652

		36,929,265

Hotels, Restaurants & Leisure – 1.8%
BK Brasil Operacao e Assessoria a Restaurantes SA	106,300	600,276
CVC Brasil Operadora e Agencia de Viagens SA	35,000	489,420
Gourmet Master Co., Ltd.	79,872	532,335
Hana Tour Service, Inc.	10,130	647,853
Huazhu Group Ltd. (ADR)	119,570	5,038,680
OPAP SA	1,400,518	14,475,126
Premium Leisure Corp.	141,129,000	2,285,403

		24,069,093

Internet & Direct Marketing Retail – 4.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	204,350	37,283,657
Baozun, Inc. (Sponsored ADR)(a)	347,900	14,451,766
MakeMyTrip Ltd.(a)	210,986	5,823,214
Naspers Ltd. – Class N	40,800	9,508,098

		67,066,735

Multiline Retail – 0.3%
Lojas Renner SA	201,700	2,256,365
Mitra Adiperkasa Tbk PT	7,668,000	522,329
V-Mart Retail Ltd.	22,040	850,672

		3,629,366

Specialty Retail – 0.1%
Ace Hardware Indonesia Tbk PT	5,460,700	682,990
JUMBO SA	38,730	648,789
Wilcon Depot, Inc.	1,598,700	471,513

		1,803,292

Textiles, Apparel & Luxury Goods – 0.1%
Eclat Textile Co., Ltd.	46,000	620,277

		139,984,885

Industrials – 8.4%
Aerospace & Defense – 0.3%
Embraer SA	940,500	4,431,845

Air Freight & Logistics – 0.1%
TCI Express Ltd.	28,600	305,525
ZTO Express Cayman, Inc. (ADR)	75,990	1,389,097

		1,694,622

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Airlines – 0.3%
Gol Linhas Aereas Inteligentes SA (Preference Shares)(a)	518,700	$3,431,195
InterGlobe Aviation Ltd.(b)	41,500	854,167

		4,285,362

Building Products – 0.1%
Kajaria Ceramics Ltd.	114,560	978,382

Commercial Services & Supplies – 0.4%
S-1 Corp.	6,130	542,741
Sunny Friend Environmental Technology Co., Ltd.	545,000	4,267,369

		4,810,110

Construction & Engineering – 0.2%
GS Engineering & Construction Corp.	76,670	2,884,621

Electrical Equipment – 0.6%
Luxshare Precision Industry Co., Ltd. – Class A	2,005,886	7,365,960
Voltronic Power Technology Corp.	43,000	842,686

		8,208,646

Industrial Conglomerates – 0.0%
Turkiye Sise ve Cam Fabrikalari AS	609,516	638,209

Machinery – 2.3%
Airtac International Group	52,000	676,186
Han’s Laser Technology Industry Group Co., Ltd.	311,037	1,948,873
Sany Heavy Industry Co., Ltd.	6,877,891	13,057,244
Sinotruk Hong Kong Ltd.	2,117,500	4,519,369
Weichai Power Co., Ltd. – Class H	6,870,000	11,026,377

		31,228,049

Professional Services – 0.8%
51job, Inc. (ADR)(a)	135,966	10,589,032
L&T Technology Services Ltd.(b)	17,940	409,004

		10,998,036

Road & Rail – 1.4%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,127,331	11,994,802
Localiza Rent a Car SA	775,171	6,545,303
Rumo SA(a)	197,700	966,952

		19,507,057

Trading Companies & Distributors – 1.1%
Barloworld Ltd.	563,360	4,990,318
BOC Aviation Ltd.(b)	1,176,500	9,602,752

		14,593,070

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.8%
Adani Ports and Special Economic Zone Ltd.	1,895,000	$10,384,003

		114,642,012

Communication Services – 7.3%
Diversified Telecommunication Services – 1.1%
China Unicom Hong Kong Ltd.	10,766,000	13,707,544
Tower Bersama Infrastructure Tbk PT	6,240,400	1,727,808

		15,435,352

Entertainment – 0.1%
JYP Entertainment Corp.	19,670	535,275
NCSoft Corp.	2,250	983,666

		1,518,941

Interactive Media & Services – 4.9%
58.com, Inc. (ADR)(a)	220,120	14,457,481
Info Edge India Ltd.	40,230	1,058,887
Momo, Inc. (Sponsored ADR)(a)	182,480	6,978,035
Tencent Holdings Ltd.	700,800	32,228,239
Yandex NV – Class A(a)	346,770	11,908,082

		66,630,724

Media – 0.4%
Megacable Holdings SAB de CV	975,600	4,524,595

Wireless Telecommunication Services – 0.8%
Safaricom PLC	37,740,310	10,333,657
Sarana Menara Nusantara Tbk PT	10,714,500	591,081

		10,924,738

		99,034,350

Materials – 6.4%
Chemicals – 1.5%
Berger Paints India Ltd.	140,570	657,503
Formosa Plastics Corp.	877,000	3,121,677
Kumho Petrochemical Co., Ltd.	121,420	10,203,396
Pidilite Industries Ltd.	46,530	838,137
Sasol Ltd.	169,070	5,271,702

		20,092,415

Construction Materials – 1.8%
Anhui Conch Cement Co., Ltd. – Class A	1,100,835	6,254,504
Anhui Conch Cement Co., Ltd. – Class H	1,924,500	11,775,832
Grupo Cementos de Chihuahua SAB de CV	578,030	3,184,931
Huaxin Cement Co., Ltd.	1,064,712	3,622,187
POSCO Chemical Co., Ltd.	12,530	666,331

		25,503,785

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Metals & Mining – 3.1%
Aluminum Corp. of China Ltd. – Class H(a)	14,966,000	$5,530,026
Antofagasta PLC	618,270	7,778,865
KGHM Polska Miedz SA(a)	96,046	2,677,519
Polyus PJSC (GDR)(b)	75,640	3,108,804
POSCO	51,698	11,544,150
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	– 0	–
Vale SA	477,600	6,212,514
Vedanta Ltd.	2,074,840	5,538,485

		42,390,363

		87,986,563

Energy – 6.4%
Energy Equipment & Services – 0.0%
TMK PJSC (GDR)(b)	16,179	54,766

Oil, Gas & Consumable Fuels – 6.4%
CNOOC Ltd.	1,067,000	1,987,479
Gran Tierra Energy, Inc.(a)	923,040	2,099,781
LUKOIL PJSC (Sponsored ADR)	236,357	21,132,679
PetroChina Co., Ltd. – Class H	13,292,000	8,701,117
Petroleo Brasileiro SA (Preference Shares)	3,853,100	27,613,875
S-Oil Corp.	40,448	3,192,641
Tatneft PJSC (Sponsored ADR)	171,617	11,839,857
Tupras Turkiye Petrol Rafinerileri AS	228,268	5,119,591
YPF SA (Sponsored ADR)	396,549	5,555,652

		87,242,672

		87,297,438

Consumer Staples – 4.1%
Beverages – 2.2%
Coca-Cola HBC AG(a)	255	8,695
Heineken NV	16,630	1,757,692
Kweichow Moutai Co., Ltd. – Class A	135,456	17,180,006
Wuliangye Yibin Co., Ltd. – Class A	801,433	11,314,252

		30,260,645

Food & Staples Retailing – 0.8%
BGF retail Co., Ltd.	4,350	837,349
Bid Corp., Ltd.	20,940	432,855
Dino Polska SA(a)(b)	53,290	1,677,683
E-MART, Inc.	47,280	7,172,521
Raia Drogasil SA	49,700	828,894
Shoprite Holdings Ltd.	38,740	426,801

		11,376,103

Food Products – 0.6%
Britannia Industries Ltd.	12,660	563,045
Vitasoy International Holdings Ltd.	212,000	1,026,748
WH Group Ltd.(b)	6,704,500	7,171,310

		8,761,103

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Personal Products – 0.5%
Cosmax, Inc.	5,285	$707,107
Hengan International Group Co., Ltd.	95,000	832,882
TCI Co., Ltd.	217,000	2,980,977
Unilever PLC	28,150	1,620,387

		6,141,353

		56,539,204

Real Estate – 3.1%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Fibra Uno Administracion SA de CV	4,534,840	6,249,635

Real Estate Management & Development – 2.6%
Aldar Properties PJSC	9,663,200	4,776,856
CIFI Holdings Group Co., Ltd.	12,588,000	9,560,872
Emaar Properties PJSC	311,380	398,420
Huafa Industrial Co., Ltd. Zhuhai	3,110,444	4,288,078
Seazen Holdings Co., Ltd. – Class A	1,141,230	7,677,417
Times China Holdings Ltd.	4,377,000	9,093,012

		35,794,655

		42,044,290

Health Care – 2.3%
Health Care Equipment & Supplies – 0.2%
Vieworks Co., Ltd.	22,235	661,432
Yestar Healthcare Holdings Co., Ltd.	7,452,500	1,746,839

		2,408,271

Health Care Providers & Services – 1.5%
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	2,942,528
NMC Health PLC	395,670	11,793,629
Notre Dame Intermedica Participacoes SA(a)	87,100	729,662
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	2,282,000	4,973,657

		20,439,476

Pharmaceuticals – 0.6%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	7,773,827
Richter Gedeon Nyrt	41,490	783,844

		8,557,671

		31,405,418

Utilities – 1.2%
Electric Utilities – 0.7%
Centrais Eletricas Brasileiras SA(a)	541,500	5,074,294
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	56,000	541,499

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Equatorial Energia SA	157,500	$3,218,103

		8,833,896

Gas Utilities – 0.5%
China Resources Gas Group Ltd.	756,000	3,569,043
ENN Energy Holdings Ltd.	364,000	3,523,105

		7,092,148

		15,926,044

Total Common Stocks (cost $1,205,177,106)		1,308,221,957

EQUITY LINKED NOTES – 2.5%
Real Estate – 1.0%
Real Estate Management & Development – 1.0%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	4,001,413	5,966,595
Vincom Retail JSC, Macquarie Bank Ltd., expiring 3/31/20(a)	4,806,524	7,167,113

		13,133,708

Financials – 0.6%
Banks – 0.6%
Emirates NBD PJSC, Merrill Lynch & Co., Inc., expiring 1/03/22(a)	1,755,240	4,862,015
National Commercial Bank, HSBC Bank PLC, expiring 11/09/20(a)	235,050	3,440,811

		8,302,826

Information Technology – 0.5%
Electronic Equipment, Instruments & Components – 0.5%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	3,091,393	6,061,817

Materials – 0.2%
Construction Materials – 0.2%
Huaxin Cement Co., Ltd., UBS AG, expiring 5/06/19(a)	969,642	3,304,188

Consumer Discretionary – 0.1%
Specialty Retail – 0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	451,986	1,651,802

Industrials – 0.1%
Machinery – 0.1%
Han’s Laser Technology Industry Group Co., Ltd., UBS AG, expiring 3/06/20(a)	229,400	1,440,534

Total Equity Linked Notes (cost $32,531,950)		33,894,875

54 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(e)(f)(g) (cost $13,384,247)	13,384,247	$13,384,247

Total Investments – 99.4% (cost $1,251,093,303)		1,355,501,079
Other assets less liabilities – 0.6%		8,701,161

Net Assets – 100.0%		$1,364,202,240

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI Emerging Markets Futures	88	June 2019	$4,652,560	$2,147

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	4,142	USD	5,484	5/15/19	$78,046
Bank of America, NA	RUB	519,026	USD	7,945	5/16/19	86,804
Bank of America, NA	USD	17,208	RUB	1,115,999	5/16/19	(311,758)
Barclays Bank PLC	BRL	17,833	USD	4,576	4/02/19	21,799
Barclays Bank PLC	USD	4,771	BRL	17,833	4/02/19	(216,542)
Barclays Bank PLC	RUB	1,503,869	USD	22,682	5/16/19	(86,470)
Barclays Bank PLC	INR	595,614	USD	8,488	7/16/19	21,212
Barclays Bank PLC	INR	370,645	USD	5,235	7/16/19	(33,631)
Barclays Bank PLC	MYR	31,220	USD	7,702	8/21/19	56,601
BNP Paribas SA	PLN	5,091	USD	1,331	5/15/19	3,587
BNP Paribas SA	USD	1,921	ZAR	27,605	5/15/19	(17,204)
BNP Paribas SA	ZAR	37,483	USD	2,624	5/15/19	39,104
BNP Paribas SA	USD	3,618	COP	11,500,497	5/23/19	(20,374)
Citibank, NA	CNY	14,408	USD	2,143	5/15/19	(569)
Citibank, NA	GBP	1,561	USD	2,047	5/15/19	9,644
Citibank, NA	HKD	45,219	USD	5,786	5/15/19	17,482
Citibank, NA	USD	4,984	HKD	39,059	5/15/19	(1,305)
Citibank, NA	ZAR	24,661	USD	1,741	5/15/19	40,871
Citibank, NA	ZAR	39,355	USD	2,709	5/15/19	(4,824)
Deutsche Bank AG	USD	39,860	ZAR	554,792	5/15/19	(1,606,035)
Goldman Sachs Bank USA	BRL	17,833	USD	4,761	4/02/19	205,907
Goldman Sachs Bank USA	USD	4,576	BRL	17,833	4/02/19	(21,799)
Goldman Sachs Bank USA	USD	6,712	ZAR	97,600	5/15/19	17,988
Goldman Sachs Bank USA	RUB	176,544	USD	2,749	5/16/19	76,153

abfunds.com	AB BLENDED STYLE FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	17,431	MYR	70,963	8/21/19	$(52,341)
HSBC Bank USA	CNY	56,098	USD	8,377	5/15/19	30,867
HSBC Bank USA	HKD	153,618	USD	19,630	5/15/19	33,842
HSBC Bank USA	USD	2,649	HKD	20,727	5/15/19	(4,831)
JPMorgan Chase Bank, NA	EUR	1,075	USD	1,236	5/15/19	25,925
JPMorgan Chase Bank, NA	GBP	12,493	USD	16,181	5/15/19	(125,737)
JPMorgan Chase Bank, NA	USD	3,936	HKD	30,798	5/15/19	(7,578)
Morgan Stanley Capital Services, Inc.	CNY	18,005	USD	2,668	5/15/19	(10,498)
Morgan Stanley Capital Services, Inc.	GBP	4,196	USD	5,554	5/15/19	77,087
Morgan Stanley Capital Services, Inc.	USD	2,321	ZAR	32,576	5/15/19	(74,420)
Morgan Stanley Capital Services, Inc.	USD	4,130	CLP	2,761,544	5/23/19	(71,276)
Natwest Markets PLC	USD	1,339	GBP	1,011	5/15/19	(19,170)
Natwest Markets PLC	USD	2,053	MXN	38,907	5/15/19	(62,063)
Standard Chartered Bank	GBP	718	USD	943	5/15/19	6,007
State Street Bank & Trust Co.	CNY	13,817	USD	2,056	5/15/19	533
State Street Bank & Trust Co.	EUR	8,999	USD	10,244	5/15/19	113,262
State Street Bank & Trust Co.	HKD	36,139	USD	4,620	5/15/19	10,179
State Street Bank & Trust Co.	USD	2,062	HKD	16,164	5/15/19	39
State Street Bank & Trust Co.	USD	4,728	HKD	37,036	5/15/19	(3,306)
State Street Bank & Trust Co.	USD	8,975	PLN	34,299	5/15/19	(29,673)
State Street Bank & Trust Co.	USD	12,915	THB	409,507	5/15/19	2,674
State Street Bank & Trust Co.	USD	16,898	THB	527,603	5/15/19	(254,369)

						$(2,060,160)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $58,740,557 or 4.3% of net assets.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

PLN – Polish Zloty

RUB – Russian Ruble

56 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 57

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (unaudited)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities at value
Unaffiliated issuers	$1,360,786,139		$3,184,040,266		$1,342,116,832
Affiliated issuers	32,400,842		75,891,579		13,384,247
Foreign currencies, at value(a)	2,652,585		5,981,383		1,694,577
Cash collateral due from broker	2,862,200		6,510,250		928,800
Receivables:
Unaffiliated interest and dividends	4,691,255		11,005,697		3,440,641
Affiliated dividends	66,586		167,974		37,662
Foreign withholding tax reclaims	2,042,002		4,808,948		8,303
Investment securities sold and foreign currency transactions	7,273,922		15,217,651		10,153,586
Capital shares sold	331,058		2,152,112		692,634
Variation margin on futures	118,440		281,925		– 0	–
Unrealized appreciation of forward currency exchange contracts	2,087,915		10,423,054		975,613

Total assets	1,415,312,944		3,316,480,839		1,373,432,895

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	4,979,169		11,615,712		2,856,269
Management fee	885,083		2,012,430		1,085,064
Capital shares redeemed	517,445		1,298,600		933,042
Foreign capital gains taxes	259,757		619,070		756,335
Shareholder servicing fee	227,012		605,133		247,428
Variation margin on futures	– 0	–	– 0	–	144,775
Transfer Agent fee	20,298		18,669		38,915
Distribution fee	1,503		655		– 0	–
Accrued expenses and other liabilities	81,760		168,129		133,054
Unrealized depreciation of forward currency exchange contracts	2,952,467		13,962,502		3,035,773

Total liabilities	9,924,494		30,300,900		9,230,655

Net Assets	$1,405,388,450		$3,286,179,939		$1,364,202,240

Cost of investments
Unaffiliated issuers	$1,283,684,648		$3,035,060,636		$1,237,709,056
Affiliated issuers	32,400,842		75,891,579		13,384,247
Net Assets Consist of:
Capital stock, at par	$89,233		$200,679		$50,646
Additional paid-in capital	1,411,967,538		3,235,475,851		1,306,487,168
Distributable earnings (accumulated loss)(b)	(6,668,321)		50,503,409		57,664,426

	$1,405,388,450		$3,286,179,939		$1,364,202,240

(a)	Cost: $2,663,457, $6,006,961 and $1,699,825, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $259,757, $619,070 and $756,335, respectively.

See notes to financial statements.

58 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,072,964,979	$2,858,340,212	$1,179,517,086
Shares of capital stock outstanding	67,869,617	174,205,538	43,792,841

Net asset value, offering and redemption price per share	$15.81	$16.41	$26.93

Class A Shares
Net Assets	$3,886,133	$2,387,418
Shares of capital stock outstanding	247,548	147,706

Net asset value and redemption price per share	$15.70	$16.16
Sales charge – 4.25% of public offering price	0.70	0.72

Maximum offering price	$16.40	$16.88

Class B Shares
Net Assets	$1,689	$3,478
Shares of capital stock outstanding	105.30	211.14

Net asset value and offering price per share	$16.04	$16.47

Class C Shares
Net Assets	$779,782	$172,645
Shares of capital stock outstanding	49,715	10,570

Net asset value and offering price per share	$15.69	$16.33

Class Z Shares
Net Assets	$327,755,867	$425,276,186	$184,685,154
Shares of capital stock outstanding	21,065,885	26,314,803	6,853,501

Net asset value and offering price per share	$15.56	$16.16	$26.95

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 59

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2019 (unaudited)

	International Portfolio		Tax-Managed International Portfolio			Emerging Markets Portfolio
Investment Income
Income:
Interest	$1,476		$	– 0	–	$	– 0	–
Dividends
Unaffiliated issuers(a)	11,839,953			27,643,071			10,013,180
Affiliated issuers	390,519			1,054,934			186,777

Total income	12,231,948			28,698,005			10,199,957

Expenses:
Management fee (see Note 2A)	5,146,775			11,664,734			5,988,935
Shareholder servicing fee (see Note 2B)	1,310,673			3,491,968			1,362,181
Custodian fee	181,338			271,139			310,327
Transfer Agent fee – Non-Retail Class	58,447			91,986			142,243
Transfer Agent fee – Class A	9,475			2,019			– 0	–
Transfer Agent fee – Class B	10			8			– 0	–
Transfer Agent fee – Class C	1,328			152			– 0	–
Transfer Agent fee – Advisor Class	– 0	–		– 0	–		– 0	–
Transfer Agent fee – Class Z	31,585			40,949			17,108
Distribution fees – Class A	9,218			2,942			– 0	–
Distribution fees – Class B	10			18			– 0	–
Distribution fees – Class C	3,524			828			– 0	–
Directors’ fees and expenses	22,842			53,089			20,612
Auditing and tax fees	23,191			50,111			23,636
Legal fees	20,043			48,707			21,889
Registration fees	37,227			39,390			17,532
Printing fees	26,701			22,138			30,242
Miscellaneous	32,829			57,384			63,687

Total expenses	6,915,216			15,837,562			7,998,392
Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(42,480)			(52,116)			(8,519)

Net expenses	6,872,736			15,785,446			7,989,873

Net investment income	5,359,212			12,912,559			2,210,084

(a)	Net of foreign withholding taxes of $1,072,760, $2,511,035 and $1,356,839, respectively.

See notes to financial statements.

60 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF OPERATIONS (continued)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(27,968,933)		$(72,377,925)		$(46,026,354)
Forward currency exchange contracts	(1,510,979)		(6,334,764)		3,031,893
Futures	(1,192,324)		(5,839,034)		(949,130)
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency transactions	(533,159)		(3,521,126)		788,112

Net realized gain (loss) on investment and foreign currency transactions	(31,205,395)		(88,072,849)		(43,155,479)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(65,540,653)		(143,381,573)		80,017,751
Forward currency exchange contracts	(3,892,918)		(4,068,372)		(7,545,283)
Futures	(502,371)		(1,075,968)		(227,190)
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	13,133		(10,261)		6,810

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,922,809)		(148,536,174)		72,252,088

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(101,128,204)		(236,609,023)		29,096,609

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	70,803

Net increase (decrease) in net assets resulting from operations	$(95,768,992)		$(223,696,464)		$31,377,496

(b)	Net of foreign capital gains taxes of $81,138, $182,179 and $0, respectively.

(c)	Net of decrease in accrued foreign capital gains taxes of $206,569, $516,578 and $756,335, respectively.

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 61

STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,359,212	$21,130,333
Net realized gain (loss) on investment and foreign currency transactions	(31,205,395)	60,683,735
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,922,809)	(89,459,119)

Net decrease in net assets resulting from operations	(95,768,992)	(7,645,051)

Distributions to shareholders
International Class	(52,502,915)	(14,325,300)
Class A	(158,640)	(281,507)
Class B	(77)	– 0	–
Class C	(26,508)	– 0	–
Class Z	(16,807,013)	(4,358,244)

Total distributions to shareholders	(69,495,153)	(18,965,051)
Capital-share transactions:
Net proceeds from sales of shares	59,464,610	151,280,982
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	66,712,565	17,145,634

Total proceeds from shares sold	126,177,175	168,426,616
Cost of shares redeemed	(97,085,269)	(257,377,009)

Net increase (decrease) in net assets from capital-share transactions	29,091,906	(88,950,393)

Net decrease in net assets	(136,172,239)	(115,560,495)
Net Assets:
Beginning of period	1,541,560,689	1,657,121,184

End of period	$1,405,388,450	$1,541,560,689

See notes to financial statements.

62 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,912,559	$50,079,068
Net realized gain (loss) on investment and foreign currency transactions	(88,072,849)	112,072,142
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(148,536,174)	(183,015,810)

Net decrease in net assets resulting from operations	(223,696,464)	(20,864,600)

Distributions to shareholders
Tax-Managed International Class	(43,586,547)	(44,003,206)
Class A	(39,012)	(24,488)
Class B	(20)	(17)
Class C	(1,323)	– 0	–
Class Z	(7,581,301)	(6,571,034)

Total distributions to shareholders	(51,208,203)	(50,598,745)
Capital-share transactions:
Net proceeds from sales of shares	151,130,291	283,803,721
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	42,388,672	41,956,974

Total proceeds from shares sold	193,518,963	325,760,695
Cost of shares redeemed	(197,515,828)	(386,197,982)

Net decrease in net assets from capital-share transactions	(3,996,865)	(60,437,287)

Net decrease in net assets	(278,901,532)	(131,900,632)
Net Assets:
Beginning of period	3,565,081,471	3,696,982,103

End of period	$3,286,179,939	$3,565,081,471

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 63

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,210,084	$13,583,958
Net realized gain (loss) on investment and foreign currency transactions	(43,155,479)	97,009,579
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	72,252,088	(230,276,437)
Contributions from affiliates (see Note 2A)	70,803	31,039

Net increase (decrease) in net assets resulting from operations	31,377,496	(119,651,861)

Distributions to shareholders
Emerging Markets Class	(78,152,549)	(10,055,242)
Class Z	(12,884,657)	(1,916,019)

Total distributions to shareholders	(91,037,206)	(11,971,261)
Capital-share transactions:
Net proceeds from sales of shares	148,372,907	176,902,096
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	70,945,839	10,565,975

Total proceeds from shares sold	219,318,746	187,468,071
Cost of shares redeemed	(147,675,955)	(189,695,193)

Net increase (decrease) in net assets from capital-share transactions	71,642,791	(2,227,122)

Net increase (decrease) in net assets	11,983,081	(133,850,244)
Net Assets:
Beginning of period	1,352,219,159	1,486,069,403

End of period	$1,364,202,240	$1,352,219,159

See notes to financial statements.

64 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2019 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and AB Tax-Managed International Portfolio and the Class Z shares of AB Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class R shares for the International Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2019:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$35,812,971		$237,397,578		$	– 0	–	$273,210,549
Industrials	9,416,514		173,298,078			– 0	–	182,714,592
Consumer Staples	22,106,351		137,493,832			– 0	–	159,600,183
Information Technology	16,017,697		134,919,539			– 0	–	150,937,236
Health Care	13,356,385		130,215,559			– 0	–	143,571,944
Consumer Discretionary	34,579,189		98,608,917			– 0	–	133,188,106
Materials	5,092,853		88,766,493			– 0	–	93,859,346
Communication Services	16,092,058		62,083,585			– 0	–	78,175,643
Energy	5,787,798		68,098,615			– 0	–	73,886,413
Utilities	4,549,716		40,916,050			– 0	–	45,465,766
Real Estate	– 0	–	26,176,361			– 0	–	26,176,361
Short-Term Investments	32,400,842		– 0	–		– 0	–	32,400,842

Total Investments in Securities	195,212,374		1,197,974,607	(a)		– 0	–	1,393,186,981
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	2,087,915			– 0	–	2,087,915
Liabilities:
Futures	(33,131)		– 0	–		– 0	–	(33,131	)(c)
Forward Currency Exchange Contracts	– 0	–	(2,952,467)			– 0	–	(2,952,467)

Total	$195,179,243		$1,197,110,055		$	– 0	–	$1,392,289,298

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Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$83,552,444		$555,137,879		$	– 0	–	$638,690,323
Industrials	21,619,512		407,492,917			– 0	–	429,112,429
Consumer Staples	51,688,681		322,323,210			– 0	–	374,011,891
Information Technology	36,947,340		316,197,356			– 0	–	353,144,696
Health Care	31,904,055		303,867,352			– 0	–	335,771,407
Consumer Discretionary	80,555,135		231,722,249			– 0	–	312,277,384
Materials	12,134,625		210,027,805			– 0	–	222,162,430
Communication Services	37,680,740		144,509,990			– 0	–	182,190,730
Energy	13,540,696		156,136,528			– 0	–	169,677,224
Utilities	10,629,429		95,192,395			– 0	–	105,821,824
Real Estate	– 0	–	61,179,928			– 0	–	61,179,928
Short-Term Investments	75,891,579		– 0	–		– 0	–	75,891,579

Total Investments in Securities	456,144,236		2,803,787,609	(a)		– 0	–	3,259,931,845
Other Financial Instruments(b)
Assets:
Forward Currency Exchange Contracts	– 0	–	10,423,054			– 0	–	10,423,054
Liabilities:
Futures	(76,315)		– 0	–		– 0	–	(76,315	)(c)
Forward Currency Exchange Contracts	– 0	–	(13,962,502)			– 0	–	(13,962,502)

Total	$456,067,921		$2,800,248,161		$	– 0	–	$3,256,316,082

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$100,614,917		$312,061,560		$	– 0	–	$412,676,477
Information Technology	1,523,560		219,161,716			– 0	–	220,685,276
Consumer Discretionary	98,208,030		41,776,855			– 0	–	139,984,885
Industrials	40,733,653		73,908,359			– 0	–	114,642,012
Communication Services	48,201,850		50,832,500			– 0	–	99,034,350
Materials	12,506,249		75,480,314			0	(d)	87,986,563
Energy	68,296,610		19,000,828			– 0	–	87,297,438

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Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Staples	$1,666,243		$54,872,961		$	– 0	–	$56,539,204
Real Estate	6,249,635		35,794,655			– 0	–	42,044,290
Health Care	2,476,501		28,928,917			– 0	–	31,405,418
Utilities	8,833,896		7,092,148			– 0	–	15,926,044
Equity Linked Notes	– 0	–	33,894,875			– 0	–	33,894,875
Short-Term Investments	13,384,247		– 0	–		– 0	–	13,384,247

Total Investments in Securities	402,695,391		952,805,688	(a)		– 0	–	1,355,501,079
Other Financial Instruments(b):
Assets:
Futures	2,147		– 0	–		– 0	–	2,147	(c)
Forward Currency Exchange Contracts	– 0	–	975,613			– 0	–	975,613
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,035,773)			– 0	–	(3,035,773)

Total	$402,697,538		$950,745,528		$	– 0	–	$1,353,443,066

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)	The Portfolio held securities with zero market value at period end.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’

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books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income

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tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2019, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and

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liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolios’ ability to dispose of the underlying securities.

Note 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Tax-Managed International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Emerging Markets	0.950%	0.900%	0.850%

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Prior to January 1, 2018, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio		First $1 Billion	Next $3 Billion	Next $2 Billion	Next $2 Billion	Thereafter
International		0.925%	0.850%	0.800%	0.750%	0.650%

	First $1 Billion	Next $3 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		First $1 Billion	Next $1 Billion	Next $1 Billion	Next $3 Billion	Thereafter
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to .05% per annum of the respective average net assets. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to .025% per annum of the respective average net assets.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and .95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of

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2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolios’ current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the six months ended March 31, 2019, the Adviser reimbursed the Emerging Markets Portfolio $70,803 for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Emerging Markets Portfolio $31,039 for trading losses incurred due to trade entry errors.

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B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $34,216, Tax-Managed International Portfolio, $41,564 and Emerging Markets Portfolio, $17,108 for the six months ended March 31, 2019.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2019, such waivers amounted to $25,356 and $5,236, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

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D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$106,890	$1,339,527
Tax-Managed International	207,280	1,213,943

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolios’ pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2019, such waivers amounted to:

Amount
International	$17,124
Tax-Managed International	46,880
Emerging Markets	8,519

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A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2019 is as follows:

Portfolio	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
International	$49,494	$148,139	$165,232	$32,401	$391
Tax-Managed International	123,105	328,146	375,359	75,892	1,055
Emerging Markets	21,512	223,351	231,479	13,384	187

F. Other Transactions with Affiliates

The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2019, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B			Class C
International	$167	$1		$	– 0	–	$57
Tax-Managed International	3	– 0	–		– 0	–	– 0	–

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended March 31, 2019 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
International	$339,135	$	– 0	–	$	– 0	–
Tax-Managed International	780,065		– 0	–		– 0	–
Emerging Markets	935,426		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$338,869,767	$	– 0	–	$367,585,913	$	– 0	–
Tax-Managed International	799,563,600		– 0	–	818,589,427		– 0	–
Emerging Markets	530,170,260		– 0	–	535,319,182		– 0	–

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
International	$164,558,667	$(88,354,859)	$76,203,808
Tax-Managed International	381,050,666	(235,686,799)	145,363,867
Emerging Markets	194,905,458	(92,555,695)	102,349,763

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and

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variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2019, the Emerging Markets Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other

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options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2019, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for hedging purposes. During the six months ended March 31, 2019, the Emerging Markets Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended March 31, 2019, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$33,131	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,087,915	Unrealized depreciation on forward currency exchange contracts	2,952,467

Total		$2,087,915		$2,985,598

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,192,324)	$(502,371)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,510,979)	(3,892,918)

Total		$(2,703,303)	$(4,395,289)

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Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$76,315	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$10,423,054	Unrealized depreciation on forward currency exchange contracts	13,962,502

Total		$10,423,054		$14,038,817

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,839,034)	$(1,075,968)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,334,764)	(4,068,372)

Total		$(12,173,798)	$(5,144,340)

Emerging Markets Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$2,147	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$975,613	Unrealized depreciation on forward currency exchange contracts	$3,035,773

Total		$977,760		$3,035,773

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(949,130)	$(227,190)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,031,893	(7,545,283)

Total		$2,082,763	$(7,772,473)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2019:

International Portfolio
Futures:
Average notional amount of buy contracts	$37,223,695
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$396,130,846
Average principal amount of sale contracts	$419,551,347

Tax-Managed International Portfolio
Futures:
Average notional amount of buy contracts	$98,517,217
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$931,687,940
Average principal amount of sale contracts	$978,182,366

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Emerging Markets Portfolio
Futures:
Average notional amount of buy contracts	$10,897,523	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$225,147,626
Average principal amount of sale contracts	$223,543,172

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$168,439	$	– 0	–	$	– 0	–	$	– 0	–	$168,439
Barclays Bank PLC	348,059		(348,059)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	15,696		– 0	–		– 0	–		– 0	–	15,696
Citibank, NA	443,275		(443,275)			– 0	–		– 0	–	– 0	–
Credit Suisse International	13,486		– 0	–		– 0	–		– 0	–	13,486
Goldman Sachs Bank USA	2,564		(2,564)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	8,933		(8,933)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	114,292		(114,292)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	142,003		(32,018)			– 0	–		– 0	–	109,985
Standard Chartered Bank	620,284		(620,284)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	109,410		(98,671)			– 0	–		– 0	–	10,739
UBS AG	101,474		(58,901)			– 0	–		– 0	–	42,573

Total	$2,087,915		$(1,726,997)		$	– 0	–	$	– 0	–	$360,918	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,075,621	$(348,059)	$(727,562)	$	– 0	–	$	– 0	–
Citibank, NA	516,145	(443,275)	– 0	–	– 0	–	72,870
Goldman Sachs Bank USA	49,007	(2,564)	– 0	–	– 0	–	46,443
HSBC Bank USA	56,915	– 0	–	– 0	–	– 0	–	56,915
JPMorgan Chase Bank, NA	131,357	(8,933)	– 0	–	– 0	–	122,424
Morgan Stanley & Co., Inc.	130,155	(114,292)	– 0	–	– 0	–	15,863
Natwest Markets PLC	32,018	(32,018)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	803,677	(620,284)	– 0	–	– 0	–	183,393
State Street Bank & Trust Co.	98,671	(98,671)	– 0	–	– 0	–	– 0	–
UBS AG	58,901	(58,901)	– 0	–	– 0	–	– 0	–

Total	$2,952,467	$(1,726,997)	$(727,562)	$	– 0	–	$497,908	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$764,273	$(257,190)	$	– 0	–	$	– 0	–	$507,083
Barclays Bank PLC	1,695,665	(1,695,665)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	88,060	– 0	–	– 0	–	– 0	–	88,060
Citibank, NA	716,773	(716,773)	– 0	–	– 0	–	– 0	–
Credit Suisse International	490,172	(490,172)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	95,134	(95,134)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	34,415	(34,415)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	688,454	(688,454)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	645,601	(637,991)	– 0	–	– 0	–	7,610
Natwest Markets PLC	1,232,046	(1,232,046)	– 0	–	– 0	–	– 0	–
Northern Trust Co.	1,593,864	– 0	–	– 0	–	– 0	–	1,593,864
Standard Chartered Bank	1,392,584	(1,392,584)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	189,627	(189,627)	– 0	–	– 0	–	– 0	–
UBS AG	796,386	(612,223)	– 0	–	– 0	–	184,163

Total	$10,423,054	$(8,042,274)	$	– 0	–	$	– 0	–	$2,380,780	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$257,190	$(257,190)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	2,805,976	(1,695,665)		(1,110,311)			– 0	–		– 0	–
Citibank, NA	931,506	(716,773)		– 0	–		– 0	–		214,733
Credit Suisse International	1,140,187	(490,172)		– 0	–		– 0	–		650,015
Goldman Sachs Bank USA	944,650	(95,134)		– 0	–		– 0	–		849,516
HSBC Bank USA	138,344	(34,415)		– 0	–		– 0	–		103,929
JPMorgan Chase Bank, NA	734,171	(688,454)		– 0	–		– 0	–		45,717
Morgan Stanley & Co., Inc.	637,991	(637,991)		– 0	–		– 0	–		– 0	–
Natwest Markets PLC	1,968,733	(1,232,046)		– 0	–		– 0	–		736,687
Standard Chartered Bank	3,187,364	(1,392,584)		– 0	–		– 0	–		1,794,780
State Street Bank & Trust Co.	604,167	(189,627)		– 0	–		– 0	–		414,540
UBS AG	612,223	(612,223)		– 0	–		– 0	–		– 0	–

Total	$13,962,502	$(8,042,274)		$(1,110,311)		$	– 0	–		$4,809,917	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Emerging Markets Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$164,850	$(164,850)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	99,612	(99,612)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	42,691	(37,578)		– 0	–		– 0	–		5,113
Citibank, NA	67,997	(6,698)		– 0	–		– 0	–		61,299
Goldman Sachs Bank USA	300,048	(74,140)		– 0	–		– 0	–		225,908
HSBC Bank USA	64,709	(4,831)		– 0	–		– 0	–		59,878
JPMorgan Chase Bank, NA	25,925	(25,925)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	77,087	(77,087)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Standard Chartered Bank	$6,007	$ – 0	–	$	– 0	–	$	– 0	–	$6,007
State Street Bank & Trust Co.	126,687	(126,687)			– 0	–		– 0	–	– 0	–

Total	$975,613	$(617,408)		$	– 0	–	$	– 0	–	$358,205	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$311,758	$(164,850)		$	– 0	–	$	– 0	–	$146,908
Barclays Bank PLC	336,643	(99,612)			(237,031)			– 0	–	– 0	–
BNP Paribas SA	37,578	(37,578)			– 0	–		– 0	–	– 0	–
Citibank, NA	6,698	(6,698)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,606,035	– 0	–		– 0	–		– 0	–	1,606,035
Goldman Sachs Bank USA	74,140	(74,140)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	4,831	(4,831)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	133,315	(25,925)			– 0	–		– 0	–	107,390
Morgan Stanley Capital Services, Inc.	156,194	(77,087)			– 0	–		– 0	–	79,107
Natwest Markets PLC	81,233	– 0	–		– 0	–		– 0	–	81,233
State Street Bank & Trust Co.	287,348	(126,687)			– 0	–		– 0	–	160,661

Total	$3,035,773	$(617,408)			$(237,031)		$	– 0	–	$2,181,334	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present

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attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

Portfolio	2018	2017
International
Distributions paid from:
Ordinary income	$18,965,051	$25,878,355

Total distributions paid	$18,965,051	$25,878,355

Tax-Managed International
Distributions paid from:
Ordinary income	$50,598,745	$61,728,815

Total distributions paid	$50,598,745	$61,728,815

Emerging Markets
Distributions paid from:
Ordinary income	$11,971,261	$7,757,991

Total distributions paid	$11,971,261	$7,757,991

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
International	$22,185,529	$	– 0	–	$	– 0	–	$136,410,295	$158,595,824
Tax-Managed International	51,204,202		– 0	–		– 0	–	274,203,874	325,408,076
Emerging Markets	16,031,678		80,000,066			– 0	–	21,363,195	117,394,939

(a)

As of September 30, 2018, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2018, International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $64,162,404, $107,897,824, and $15,680,918 respectively, to offset current year net realized gains. Additionally, International Portfolio and Tax-Managed International Portfolio had $846,702,072 and $1,589,979,492, respectively, of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

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For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

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Illiquidity Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant steps to support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and has raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus

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may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Capitalization Risk—Investments in small and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory

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clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	International Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

International Class Shares
Shares sold	3,437,252	5,830,561	$52,823,132	$106,836,738

Shares issued to shareholders on reinvestment of dividends and distributions	3,362,767	689,746	49,735,330	12,511,988

Shares redeemed	(4,937,834)	(13,471,407)	(77,014,685)	(248,140,277)

Net increase (decrease)	1,862,185	(6,951,100)	$25,543,777	$(128,791,551)

Class A Shares
Shares sold	32,242	305,388	$498,859	$5,518,311

Shares issued to shareholders on reinvestment of dividends and distributions	10,008	15,447	146,912	275,584

Shares converted from Class B	60	245	942	4,415

Shares converted from Class C	1,002	8,152	15,902	146,306

Shares redeemed	(1,125,987)	(265,975)	(18,129,548)	(4,777,156)

Net increase (decrease)	(1,082,675)	63,257	$(17,466,933)	$1,167,460

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	International Portfolio
	Shares			Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18		Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Class B Shares
Shares issued to shareholders on reinvestment of dividends and distributions	5	– 0	–	$76	$	– 0	–

Shares converted to Class A	(58)	(239)		(942)		(4,415)

Shares redeemed	(1)	– 0	–	0 (a)		– 0	–

Net decrease	(54)	(239)		$(866)		$(4,415)

Class C Shares
Shares sold	12,578	13,613		$175,775		$251,212

Shares issued to shareholders on reinvestment of dividends and distributions	1,623	– 0	–	23,847		– 0	–

Shares converted to Class A	(1,005)	(8,116)		(15,902)		(146,306)

Shares redeemed	(4,354)	(18,065)		(68,005)		(327,223)

Net increase (decrease)	8,842	(12,568)		$115,715		$(222,317)

Class Z Shares
Shares sold	369,107	2,165,522		$5,950,000		$38,524,000

Shares issued to shareholders on reinvestment of dividends and distributions	1,155,873	244,149		16,806,400		4,358,062

Shares redeemed	(129,350)	(214,332)		(1,856,187)		(3,981,632)

Net increase	1,395,630	2,195,339		$20,900,213		$38,900,430

(a)	Amount is less than $.50.

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Tax-Managed International Portfolio
Shares	Amount
Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Tax-Managed International Class Shares
Shares sold	9,338,682	12,986,722	$147,975,449	$238,226,769

Shares issued to shareholders on reinvestment of dividends	2,265,632	1,949,586	34,777,446	35,365,491

Shares redeemed	(12,539,737)	(20,856,302)	(197,372,688)	(385,116,105)

Net decrease	(935,423)	(5,919,994)	$(14,619,793)	$(111,523,845)

Class A Shares
Shares sold	5,315	52,190	$80,369	$958,020

Shares issued to shareholders on reinvestment of dividends	1,922	1,154	29,056	20,640

Shares converted from Class B	31	55	473	1,004

Shares redeemed	(9,612)	(8,578)	(142,666)	(156,561)

Net increase (decrease)	(2,344)	44,821	$(32,768)	$823,103

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1	1	19	17

Shares converted to Class A	(30)	(55)	(473)	(1,004)

Shares redeemed	0	(a)	0	(a)	(1)	(2)

Net decrease	(29)	(54)	$(455)	$(989)

Class C Shares
Shares sold	254	716	$4,000	$13,000

Shares issued to shareholders on reinvestment of dividends	69	– 0	–	1,063	– 0	–

Shares redeemed	– 0	–	(999)	– 0	–	(17,829)

Net increase (decrease)	323	(283)	$5,063	$(4,829)

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	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended 3/31/19 (unaudited)		Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)		Year Ended 9/30/18

Class Z Shares
Shares sold	190,210		2,472,793	$3,070,000		$44,604,928

Shares issued to shareholders on reinvestment of dividends	501,727		367,702	7,581,088		6,570,826

Shares redeemed	– 0	–	(49,575)	– 0	–	(906,481)

Net increase	691,937		2,790,920	$10,651,088		$50,269,273

(a)	Share amount is less than one full share.

	Emerging Markets Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Emerging Markets Class Shares
Shares sold	5,724,530	5,027,649	$142,322,907	$158,902,236

Shares issued to shareholders on reinvestment of dividends and distributions	2,436,516	273,652	58,062,180	8,650,126

Shares redeemed	(5,738,303)	(5,791,140)	(143,221,993)	(187,882,911)

Net increase (decrease)	2,422,743	(489,839)	$57,163,094	$(20,330,549)

Class Z Shares
Shares sold	230,651	571,269	$6,050,000	$17,999,860

Shares issued to shareholders on reinvestment of dividends and distributions	540,876	60,628	12,883,659	1,915,849

Shares redeemed	(176,424)	(51,878)	(4,453,962)	(1,812,282)

Net increase	595,103	580,019	$14,479,697	$18,103,427

At March 31, 2019, certain AllianceBernstein mutual funds owned 22%, 13% and 13% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

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NOTE 7.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.48	$ 17.84	$ 15.49	$ 14.47	$ 15.63	$ 15.65

Income From Investment Operations

Net investment income(a)(b)	.02	.24	.18	.25	^	.19	.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(.38)	2.44	.99	(1.03)	(.16)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.13)	(.14)	2.62	1.24	(.84)	.19

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.22)	(.27)	(.22)	(.32)	(.21)

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.22)	(.27)	(.22)	(.32)	(.21)

Net asset value, end of period	$ 15.70	$ 17.48	$ 17.84	$ 15.49	$ 14.47	$ 15.63

Total Return

Total investment return based on net asset value(d)	(6.18)%	(.80)%	17.27%	8.62	%^	(5.47)%	1.23%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3,886	$23,253	$22,599	$3,883	$4,172	$4,312

Average net assets (000 omitted)	$7,395	$23,898	$7,637	$4,086	$4,436	$4,694

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03	%*	1.07%	1.15%	1.14%	1.16	%+	1.19%

Expenses, before waivers/reimbursements	1.30	%*	1.21%	1.38%	1.74%	2.12	%+	1.69%

Net investment income(b)	.26	%*	1.31%	1.07%	1.70	%^	1.22	%+	2.14%

Portfolio turnover rate	25%	45%	82%	77%	80%	67%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 17.86		$ 18.13		$ 15.68		$ 14.54		$ 15.64		$ 15.56

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)		.04		.06		.10	^	.04		.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)		(.31)		2.50		1.04		(1.00)		(.14)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.22)		(.27)		2.56		1.14		(.96)		.08

Less: Dividends and Distributions

Dividends from net investment income	(.07)		– 0	–	(.11)		– 0	–	(.14)		(.00	)(c)

Distributions from net realized gain on investment transactions	(.53)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.60)		– 0	–	(.11)		– 0	–	(.14)		(.00	)(c)

Net asset value, end of period	$ 16.04		$ 17.86		$ 18.13		$ 15.68		$ 14.54		$ 15.64

Total Return

Total investment return based on net asset value(d)	(6.58)%		(1.49)%		16.44%		7.86	%^	(6.17)%		.52%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2		$3		$7		$21		$55		$166

Average net assets (000 omitted)	$2		$5		$14		$33		$104		$223

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.77	%*	1.80%		1.88%		1.89%		1.89	%+	1.89%

Expenses, before waivers/reimbursements	2.76	%*	2.20%		2.26%		2.65%		2.82	%+	2.49%

Net investment income (loss)(b)	(.20	)%*	.23%		.39%		.64	%^	.23	%+	1.38%

Portfolio turnover rate	25%		45%		82%		77%		80%		67%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.57	$ 17.84	$ 15.47	$ 14.44	$ 15.58	$ 15.61

Income From Investment Operations

Net investment income(a)(b)	.01	.10	.07	.14	^	.07	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.37)	2.44	.99	(1.02)	(.15)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.19)	(.27)	2.51	1.13	(.95)	.08

Less: Dividends and Distributions

Dividends from net investment income	(.16)	– 0	–	(.14)	(.10)	(.19)	(.11)

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	– 0	–	(.14)	(.10)	(.19)	(.11)

Net asset value, end of period	$ 15.69	$ 17.57	$ 17.84	$ 15.47	$ 14.44	$ 15.58

Total Return

Total investment return based on net asset value(d)	(6.52)%	(1.51)%	16.38%	7.81	%^	(6.13)%	.49%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$779	$718	$953	$1,628	$1,838	$2,298

Average net assets (000 omitted)	$707	$794	$1,241	$1,781	$2,130	$2,594

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.80	%*	1.82%	1.90%	1.89%	1.90	%+	1.89%

Expenses, before waivers/reimbursements	2.18	%*	1.97%	2.13%	2.51%	2.85	%+	2.41%

Net investment income(b)	.08	%*	.56%	.44%	.95	%^	.45	%+	1.43%

Portfolio turnover rate	25%	45%	82%	77%	80%	67%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class Z
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,	January 15, 2016(e) to September 30, 2016
2018	2017

Net asset value, beginning of period	$ 17.52	$ 17.86	$ 15.52	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.08	.28	.25	.30	^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.37)	2.40	1.46

Total from investment operations	(1.12)	(.09)	2.65	1.76

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.25)	(.31)	– 0	–

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.84)	(.25)	(.31)	– 0	–

Net asset value, end of period	$ 15.56	$ 17.52	$ 17.86	$ 15.52

Total Return

Total investment return based on net asset value(d)	(6.06)%	(.53)%	17.48%	12.79	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$327,756	$344,654	$312,172	$160,704

Average net assets (000 omitted)	$316,721	$332,735	$192,728	$132,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.81	%*	.84%	.92%	.92	%*

Expenses, before waivers/reimbursements	.83	%*	.86%	.98%	1.01	%*

Net investment income(b)	.98	%*	1.54%	1.53%	2.92	%^*

Portfolio turnover rate	25%	45%	82%	77%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.52	$ 17.88	$ 15.57	$ 14.54	$ 15.71	$ 15.78

Income From Investment Operations

Net investment income(a)(b)	.06	.27	.23	.26	^	.20	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	(.40)	2.36	1.00	(1.03)	(.17)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.10)	(.13)	2.59	1.26	(.83)	.19

Less: Dividends

Dividends from net investment income	(.26)	(.23)	(.28)	(.23)	(.34)	(.26)

Net asset value, end of period	$ 16.16	$ 17.52	$ 17.88	$ 15.57	$ 14.54	$ 15.71

Total Return

Total investment return based on net asset value(d)	(6.19)%	(.74)%	16.98%	8.69	%^	(5.37)%	1.18%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,388	$2,629	$1,882	$1,519	$1,410	$1,517

Average net assets (000 omitted)	$2,360	$2,360	$1,630	$1,481	$1,518	$1,625

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.01	%*	1.02%	1.10%	1.10%	1.12	%+	1.15%

Expenses, before waivers/reimbursements	1.18	%*	1.24%	1.28%	1.46%	1.61	%+	1.55%

Net investment income(b)	.77	%*	1.47%	1.42%	1.76	%^	1.26	%+	2.19%

Portfolio turnover rate	26%	46%	78%	69%	76%	64%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.72	$ 18.04	$ 15.69	$ 14.54	$ 15.73	$ 15.65

Income From Investment Operations

Net investment income(a)(b)	.00	(c)	.10	.11	.14	^	.09	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)	(.36)	2.40	1.01	(1.04)	(.16)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.17)	(.26)	2.51	1.15	(.95)	.08

Less: Dividends

Dividends from net investment income	(.08)	(.06)	(.16)	– 0	–	(.24)	– 0	–

Net asset value, end of period	$ 16.47	$ 17.72	$ 18.04	$ 15.69	$ 14.54	$ 15.73

Total Return

Total investment return based on net asset value(d)	(6.55)%	(1.47)%	16.18%	7.91	%^	(6.09)%	.51%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3	$4	$5	$4	$16	$14

Average net assets (000 omitted)	$4	$5	$5	$5	$17	$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.73	%*	1.76%	1.83%	1.83%	1.85	%+	1.84%

Expenses, before waivers/reimbursements	2.17	%*	2.18%	2.33%	2.53%	2.30	%+	2.39%

Net investment income(b)	.00	%(f)*	.54%	.67%	.94	%^	.56	%+	1.50%

Portfolio turnover rate	26%	46%	78%	69%	76%	64%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.62	$ 17.88	$ 15.55	$ 14.52	$ 15.66	$ 15.72

Income From Investment Operations

Net investment income(a)(b)	.00	(c)	.11	.08	.13	^	.09	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	(.37)	2.39	1.02	(1.04)	(.18)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(1.16)	(.26)	2.47	1.15	(.95)	.07

Less: Dividends

Dividends from net investment income	(.13)	– 0	–	(.14)	(.12)	(.19)	(.13)

Net asset value, end of period	$ 16.33	$ 17.62	$ 17.88	$ 15.55	$ 14.52	$ 15.66

Total Return

Total investment return based on net asset value(d)	(6.56)%	(1.45)%	16.09%	7.95	%^	(6.10)%	.47%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$173	$181	$188	$353	$424	$420

Average net assets (000 omitted)	$166	$180	$280	$385	$426	$487

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.76	%*	1.77%	1.85%	1.85%	1.86	%+	1.85%

Expenses, before waivers/reimbursements	1.94	%*	2.00%	2.02%	2.24%	2.34	%+	2.25%

Net investment income(b)	.05	%*	.60%	.49%	.90	%^	.57	%+	1.52%

Portfolio turnover rate	26%	46%	78%	69%	76%	64%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class Z
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,		January 15, 2016(e) to September 30, 2016
		2018	2017

Net asset value, beginning of period	$ 17.54	$ 17.91	$ 15.60	$ 13.84

Income From Investment Operations

Net investment income(a)(b)	.08	.29	.26	.31	^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)	(.37)	2.36	1.45

Total from investment operations	(1.09)	(.08)	2.62	1.76

Less: Dividends

Dividends from net investment income	(.29)	(.29)	(.31)	– 0	–

Net asset value, end of period	$ 16.16	$ 17.54	$ 17.91	$ 15.60

Total Return

Total investment return based on net asset value(d)	(6.08)%	(.49)%	17.23%	12.72	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$425,276	$449,430	$409,005	$338,402

Average net assets (000 omitted)	$410,615	$444,386	$356,111	$278,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.78%*	.79%	.87%	.87	%*

Expenses, before waivers/reimbursements	.78%*	.81%	.92%	.95	%*

Net investment income(b)	1.02%*	1.61%	1.63%	2.94	%^*

Portfolio turnover rate	26%	46%	78%	69%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Emerging Markets Portfolio
Class Z
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,	January 15, 2016(e) to September 30, 2016
2018	2017

Net asset value, beginning of period	$ 28.43	$ 31.32	$ 26.27	$ 19.92

Income From Investment Operations

Net investment income(a)(b)	.07	.37	.26	.27	^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(2.92)	5.01	6.08

Contributions from affiliates(c)	.00	.00	.00	.00

Total from investment operations	.51	(2.55)	5.27	6.35

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.27)	(.22)	– 0	–

Distributions from net realized gain on investment transactions	(1.59)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(1.99)	(.34)	(.22)	– 0	–

Net asset value, end of period	$ 26.95	$ 28.43	$ 31.32	$ 26.27

Total Return

Total investment return based on net asset value(d)‡	2.70%	(8.26	)%^^	20.28	%^^	31.88	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$184,685	$177,907	$177,853	$122,726

Average net assets (000 omitted)	$171,553	$189,542	$137,242	$95,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04	%*	1.07%	1.21%	1.22	%*

Expenses, before waivers/reimbursements	1.04	%*	1.08%	1.24%	1.25	%*

Net investment income(b)	.57	%*	1.16%	.94%	1.62	%^*

Portfolio turnover rate	42%	65%	63%	71%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

(f)	Amount is less than .005%.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

‡

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%.

See notes to financial statements.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund, Inc. (the “Fund”)—International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio (together, the “Portfolios”) was held on October 11, 2018 and adjourned until December 11, 2018 for the Portfolios as noted below. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Kathleen Fisher	1,269,519,616	21,577,791
Bart Friedman	1,263,008,461	28,088,947
R. Jay Gerken	1,262,600,364	28,497,044
William Kristol	1,251,749,494	39,347,914
Debra Perry	1,267,883,910	23,213,498
Donald K. Peterson	1,262,937,769	28,159,639

2.	To vote upon the approval of new advisory agreements for the Portfolios with AllianceBernstein L.P.

Portfolio	Voted For:	Voted Against:	Abstain:	BNV:
International Portfolio	50,754,988	351,347	1,407,902	768,163
Tax-Managed International Portfolio	116,114,127	1,487,801	2,515,159	81,113
Emerging Markets Portfolio	27,661,739	249,324	567,815	– 0 –

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BOARD OF DIRECTORS

Debra Perry,(1)(2) Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Emilie D. Wrapp, Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Board also considered other information provided to the Board in connection with the

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ the contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB BLENDED STYLE FUNDS | 121

NOTES

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NOTES

abfunds.com	AB BLENDED STYLE FUNDS | 123

NOTES

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0152-0319

MAR    03.31.19

SEMI-ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB SHORT DURATION PORTFOLIO | 1

SEMI-ANNUAL REPORT

May 22, 2019

This report provides management’s discussion of fund performance for AB Short Duration Portfolio for the semi-annual reporting period ended March 31, 2019.

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	1.78%	2.12%

Class B Shares[1]	1.44%	1.55%

Class C Shares	1.60%	1.83%

ICE BofA ML 1-3 Year US Treasury Index	2.29%	2.72%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The table above shows performance for the Portfolio compared to its benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended March 31, 2019.

During the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning detracted, relative to the benchmark, particularly an overweight in two-year maturities and an underweight in five-year maturities. The Portfolio’s overweight duration position added to returns, as yields generally fell during the period. An off-benchmark position in investment-grade corporates also contributed.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Within the Portfolio’s yield-curve positioning, an overweight in two-year maturities—which fell the least in the period—detracted from performance. An out-of-index sector allocation to investment-grade corporates contributed.

During both periods, the Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

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MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended March 31, 2019. Concerns regarding global trade tensions, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a more dovish US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Developed-market treasuries rallied, outpacing the positive returns of investment-grade securities and global high yield. Although slowing Chinese growth and US-China trade tensions weighed on emerging-market debt performance during the first part of the period, emerging-market debt sectors ultimately rallied, a function of positive idiosyncratic developments and a more favorable macro backdrop.

After quarterly rate increases in 2018, the Fed surprised markets with a dovish pivot during the first quarter of 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Following the Fed surprise, and compounded by signs of slowing global economic growth, the US Treasury curve inverted—temporarily—along the three-month to 10-year portion at the end of the period. Although the European Central Bank formally ended its bond-buying program, the bank also turned more dovish in 2019, citing a continent-wide economic slowdown, and pushed out any rate hikes until at least 2020. The Bank of Japan downgraded its view of the economy due to concerns about weak global growth negatively affecting the country’s exports and industrial output.

INVESTMENT POLICIES

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The

(continued on next page)

abfunds.com	AB SHORT DURATION PORTFOLIO | 3

duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income

abfunds.com	AB SHORT DURATION PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or

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DISCLOSURES AND RISKS (continued)

unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in

abfunds.com	AB SHORT DURATION PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

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DISCLOSURES AND RISKS (continued)

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (the “EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances

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DISCLOSURES AND RISKS (continued)

in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.34%

1 Year	2.12%	-2.19%

5 Years	0.52%	-0.34%

10 Years	1.15%	0.71%

CLASS B SHARES			0.38%

1 Year	1.55%	-1.45%

5 Years	0.20%	0.20%

10 Years[2]	0.87%	0.87%

CLASS C SHARES			0.66%

1 Year	1.83%	0.83%

5 Years	0.29%	0.29%

10 Years	0.80%	0.80%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.19%

5 Years	-0.34%

10 Years	0.71%

CLASS B SHARES

1 Year	-1.45%

5 Years	0.20%

10 Years[2]	0.87%

CLASS C SHARES

1 Year	0.83%

5 Years	0.29%

10 Years	0.80%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.93% and 1.74% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.80	$5.03	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class B
Actual	$1,000	$1,014.40	$7.63	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class C
Actual	$1,000	$1,016.00	$6.03	1.20%
Hypothetical**	$1,000	$1,018.95	$6.04	1.20%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 260.3

1

All data are as of March 31, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

March 31, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 53.3%
United States – 53.3%
U.S. Treasury Notes 1.375%, 8/31/20-10/31/20	U.S.$	23,508	$23,176,422
1.375%, 1/31/21(a)		11,911	11,710,002
1.50%, 8/15/20		4,672	4,616,520
1.625%, 8/15/22		4,271	4,185,188
1.75%, 10/31/20		10,904	10,801,775
2.00%, 1/15/21		10,482	10,424,677
2.375%, 4/15/21-8/15/24		15,714	15,749,569
2.50%, 12/31/20-2/28/21		32,627	32,739,694
2.625%, 12/31/23		215	218,458
2.875%, 11/15/21		9,861	10,014,672
3.50%, 5/15/20		10,177	10,297,852
3.625%, 2/15/21		4,607	4,717,136

Total Governments – Treasuries (cost $137,975,228)			138,651,965

CORPORATES – INVESTMENT GRADE – 14.8%
Financial Institutions – 8.8%
Banking – 8.4%
Banco Santander SA 3.50%, 4/11/22		200	201,842
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	234,509
BNP Paribas SA 2.375%, 5/21/20		925	921,929
Capital One NA 1.85%, 9/13/19		1,000	995,450
Citigroup, Inc. 2.05%, 6/07/19		717	716,147
3.142%, 1/24/23		650	651,872
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	249,168
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	993,690
Deutsche Bank AG Series G 2.85%, 5/10/19		717	716,706
Goldman Sachs Group, Inc. (The) 3.932% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	735,628
Huntington National Bank (The) 2.375%, 3/10/20		650	647,614

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ING Bank NV 2.50%, 10/01/19(b)	U.S.$	1,000	$998,660
5.80%, 9/25/23(b)		475	512,026
JPMorgan Chase & Co. 2.295%, 8/15/21		474	468,753
Lloyds Banking Group PLC 3.90%, 3/12/24		312	316,003
Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/07/22		1,000	1,007,490
Morgan Stanley 5.625%, 9/23/19		740	749,576
NatWest Markets PLC 3.625%, 9/29/22(b)		825	825,569
Nordea Bank Abp 2.375%, 4/04/19(b)		975	974,990
PNC Bank NA 3.011% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	872,664
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,292,409
Svenska Handelsbanken AB 1.50%, 9/06/19		995	989,826
US Bank NA/Cincinnati/OH 1.40%, 4/26/19		870	869,217
3.245% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	715,521
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,189,619
3.069%, 1/24/23		554	555,019
Westpac Banking Corp. 1.60%, 8/19/19		292	290,844
1.65%, 5/13/19		1,150	1,148,838
2.65%, 1/25/21		1,002	1,003,032

			21,844,611

Insurance – 0.4%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	829,088
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	196,889

			1,025,977

			22,870,588

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 5.6%
Capital Goods – 0.5%
Caterpillar Financial Services Corp. 1.931%, 10/01/21	U.S.$	272	$267,052
2.10%, 1/10/20		729	725,472
John Deere Capital Corp. 3.20%, 1/10/22		236	239,783

			1,232,307

Communications - Media – 0.4%
NBCUniversal Media LLC 5.15%, 4/30/20		1,059	1,085,634

Communications - Telecommunications – 0.2%
AT&T, Inc. 4.45%, 4/01/24		600	629,472

Consumer Cyclical - Automotive – 1.4%
American Honda Finance Corp. 1.20%, 7/12/19		988	984,028
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,121,231
General Motors Financial Co., Inc. 3.15%, 1/15/20		667	667,574
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	825,457

			3,598,290

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	227,868

Consumer Non-Cyclical – 1.6%
Biogen, Inc. 4.05%, 9/15/25		600	616,986
CVS Health Corp. 3.35%, 3/09/21		669	674,405
GlaxoSmithKline Capital PLC 2.875%, 6/01/22		875	879,095
Kroger Co. (The) 6.15%, 1/15/20		609	624,682
Merck & Co., Inc. 2.90%, 3/07/24		700	708,960
Molson Coors Brewing Co. 2.25%, 3/15/20		267	265,227
Mylan NV 2.50%, 6/07/19		390	389,505

			4,158,860

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.6%
Enterprise Products Operating LLC 2.80%, 2/15/21	U.S.$	400	$400,248
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	322,715
Williams Cos., Inc. (The) 4.125%, 11/15/20		742	753,716

			1,476,679

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		984	979,267

Technology – 0.4%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	436,817
Microsoft Corp. 1.10%, 8/08/19		700	696,339

			1,133,156

			14,521,533

Utility – 0.4%
Electric – 0.4%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	700,480
Exelon Generation Co. LLC 2.95%, 1/15/20		354	354,007

			1,054,487

Total Corporates – Investment Grade (cost $38,436,173)			38,446,608

INFLATION-LINKED SECURITIES – 8.0%
United States – 8.0%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/22 (TIPS)		13,248	13,155,595
0.625%, 7/15/21 (TIPS)		2,585	2,608,302
1.25%, 7/15/20 (TIPS)		4,888	4,959,486

Total Inflation-Linked Securities (cost $20,545,139)			20,723,383

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.4%
Non-Agency Fixed Rate CMBS – 4.0%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(d)	U.S.$	350	$352,611
Series 2013-GC11, Class XA 1.397%, 4/10/46(e)		9,060	421,458
Series 2015-GC29, Class A2 2.674%, 4/10/48		800	797,763
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.356%, 1/10/46(e)		3,323	139,849
Series 2014-CR16, Class A2 3.042%, 4/10/47		174	174,272
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,299,217
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.516%, 2/10/46(e)		8,543	414,113
GS Mortgage Securities Trust Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	513,245
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.60%, 11/15/43(b)(d)		546	550,811
Series 2013-C13, Class A2 2.665%, 1/15/46		29	29,435
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.864%, 9/15/47(e)		11,040	407,084
Series 2015-C28, Class A2 2.773%, 10/15/48		888	886,559
Series 2015-C29, Class A2 2.921%, 5/15/48		413	412,956
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	576,755
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		875	873,928
Series 2015-C23, Class A2 2.982%, 7/15/50		775	773,331
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)(f)		335	312,100

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48	U.S.$	464	$462,688
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	529,650
Series 2012-C10, Class XA 1.562%, 12/15/45(b)(e)		1,160	55,436
Series 2014-C24, Class A2 2.863%, 11/15/47		379	378,855

			10,362,116

Non-Agency Floating Rate CMBS – 1.0%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	474,407
BX Trust Series 2017-IMC, Class A 3.534% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)		540	538,298
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(b)(c)		297	297,052
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	457,853
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		873	871,442

			2,639,052

Agency CMBS – 0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,137	1,144,133
Government National Mortgage Association Series 2006-51, Class IO 0.939%, 8/16/46(e)		416	1,257

			1,145,390

Total Commercial Mortgage-Backed Securities (cost $14,389,070)			14,146,558

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.9%
Autos - Fixed Rate – 2.4%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	U.S.$	38	$38,058
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		152	151,378
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		109	108,920
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(b)		93	93,299
Exeter Automobile Receivables Trust Series 2017-2A, Class A 2.11%, 6/15/21(b)		19	18,807
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(b)		72	71,719
Series 2017-3, Class A 1.88%, 10/15/21(b)		132	131,482
Series 2017-4, Class A 2.07%, 4/15/22(b)		141	139,814
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,059,101
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	602,058
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22		660	655,152
Series 2017-2, Class A1 2.16%, 9/15/22		558	553,634
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	710,355
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	544,305
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	548,162
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	837,468

			6,263,712

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.2%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	U.S.$	1,050	$1,048,713
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		470	468,580
Series 2017-C, Class A 2.31%, 8/15/24		935	928,121
Series 2018-A, Class A 3.07%, 12/16/24		590	593,059

			3,038,473

Other ABS - Fixed Rate – 1.0%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		232	231,824
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		35	34,598
Marlette Funding Trust Series ]2017-1A, Class A 2.827%, 3/15/24(b)(d)		5	5,222
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		8	8,118
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		44	43,913
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	165,411
Series 2018-3A, Class A 3.20%, 9/15/28(b)(d)		338	338,789
Series 2019-1A, Class A 3.44%, 4/16/29(b)(d)		645	647,070
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		83	82,562
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		131	131,184
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		171	171,846
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	428,635
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(d)		203	204,707

			2,493,879

22 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.3%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 3.054% (LIBOR 1 Month + 0.57%), 1/15/22(c)	U.S.$	836	$837,981

			837,981

Total Asset-Backed Securities (cost $12,657,842)			12,634,045

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Agency Floating Rate – 1.6%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.984% (LIBOR 1 Month + 0.50%), 6/15/39(c)		639	641,242
Series 4286, Class VF 2.934% (LIBOR 1 Month + 0.45%), 12/15/43(c)		625	625,224
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.836% (LIBOR 1 Month + 0.35%), 6/25/43(c)		529	526,244
Series 2014-49, Class AF 2.829% (LIBOR 1 Month + 0.32%), 8/25/44(c)		779	777,160
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 3.041% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,590	1,594,253

			4,164,123

Risk Share Floating Rate – 1.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.636% (LIBOR 1 Month + 4.15%), 1/25/25(c)		350	374,446
Series 2015-DNA3, Class M2 5.336% (LIBOR 1 Month + 2.85%), 4/25/28(c)		469	480,640
Series 2015-HQ2, Class M2 4.436% (LIBOR 1 Month + 1.95%), 5/25/25(c)		522	530,779

abfunds.com	AB SHORT DURATION PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(c)	U.S.$	256	$259,754
Series 2016-HQA2, Class M2 4.736% (LIBOR 1 Month + 2.25%), 11/25/28(c)		351	356,266
Series 2017-DNA1, Class M1 3.686% (LIBOR 1 Month + 1.20%), 7/25/29(c)		217	217,521
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.736% (LIBOR 1 Month + 5.25%), 10/25/23(c)		255	288,087
Series 2014-C01, Class M1 4.086% (LIBOR 1 Month + 1.60%), 1/25/24(c)		94	93,788
Series 2014-C02, Class 1M1 3.436% (LIBOR 1 Month + 0.95%), 5/25/24(c)		47	46,718
Series 2014-C04, Class 1M2 7.386% (LIBOR 1 Month + 4.90%), 11/25/24(c)		438	490,220
Series 2016-C03, Class 1M1 4.486% (LIBOR 1 Month + 2.00%), 10/25/28(c)		309	311,419
Series 2016-C04, Class 1M1 3.936% (LIBOR 1 Month + 1.45%), 1/25/29(c)		80	80,206
Series 2016-C05, Class 2M1 3.836% (LIBOR 1 Month + 1.35%), 1/25/29(c)		19	19,408
Series 2016-C06, Class 1M1 3.786% (LIBOR 1 Month + 1.30%), 4/25/29(c)		399	400,112
Series 2017-C01, Class 1M1 3.786% (LIBOR 1 Month + 1.30%), 7/25/29(c)		165	165,309
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.336% (LIBOR 1 Month + 2.85%), 11/25/25(c)(g)		1	618

			4,115,291

24 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.9%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24	U.S.$	275	$275,571
Series 4029, Class NE 2.50%, 3/15/41		1,163	1,160,397
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 2/25/44		382	386,350
Series 2015-72, Class PC 3.00%, 10/25/43		695	696,165

			2,518,483

Total Collateralized Mortgage Obligations (cost $10,810,675)			10,797,897

AGENCIES – 3.7%
Agency Debentures – 3.7%
Federal Home Loan Bank 2.625%, 5/28/20		3,650	3,657,866
3.00%, 10/12/21		1,450	1,474,972
2.50%, 2/13/24		445	449,167
Federal National Mortgage Association 2.75%, 6/22/21		2,217	2,238,064
2.875%, 10/30/20		1,042	1,050,798
2.50%, 2/05/24		810	817,606

Total Agencies (cost $9,609,183)			9,688,473

MORTGAGE PASS-THROUGHS – 0.9%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 4.113% (LIBOR 6 Month + 1.38%), 1/01/37(c)		2	2,157

Agency Fixed Rate 15-Year – 0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		167	172,620
6.50%, 3/01/26		235	247,274
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		2	2,099

			421,993

abfunds.com	AB SHORT DURATION PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 30-Year – 0.8%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	U.S.$	1,289	$1,402,972
Government National Mortgage Association Series 2002 7.50%, 3/15/32		61	69,336
Series 2009 5.00%, 10/15/39		486	519,175

			1,991,483

Total Mortgage Pass-Throughs (cost $2,433,526)			2,415,633

SHORT-TERM INVESTMENTS – 3.0%
Governments – Treasuries – 2.3%
Japan – 2.3%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $5,913,860)	JPY	650,000	5,867,360

U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 4/09/19-4/18/19 (cost $1,938,548)	U.S.$	1,941	1,938,809

Total Short-Term Investments (cost $7,852,408)			7,806,169

Total Investments – 98.1% (cost $254,709,244)			$255,310,731
Other assets less liabilities – 1.9%			4,971,183

Net Assets – 100.0%			$260,281,914

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	299	June 2019	$63,715,031	$249,155
U.S. T-Note 5 Yr (CBT) Futures	1	June 2019	115,828	30

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	17	June 2019	2,111,718	(26,773)

				$222,412

26 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	650,342	USD	5,931	4/26/19	$50,167
State Street Bank & Trust Co.	JPY	727	USD	7	4/26/19	50

						$50,217

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.37%	USD	87	$(765)	$1,079	$(1,844)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	147	8,776	11,967	(3,191)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	295	17,611	22,611	(5,000)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	295	17,611	21,841	(4,230)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	363	21,671	25,969	(4,298)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	119	7,104	8,283	(1,179)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	118	7,045	8,214	(1,169)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18	USD	113	6,746	8,042	(1,296)
Credit Suisse International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,564	(13,760)	19,264	(33,024)
Deutsche Bank AG
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37	USD	1,048	(9,219)	13,917	(23,136)

abfunds.com	AB SHORT DURATION PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	147	$(18,583)	$(22,947)	$4,364
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	24	(3,034)	(3,931)	897
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	147	(18,595)	(17,112)	(1,483)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	295	(37,317)	(33,582)	(3,735)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	295	(37,319)	(32,923)	(4,396)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	363	(45,920)	(39,565)	(6,355)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	118	(14,927)	(15,224)	297
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	99	(12,523)	(12,772)	249
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	165	(20,872)	(21,287)	415
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	117	(14,801)	(15,592)	791
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	23	(2,910)	(3,012)	102
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	376	(47,596)	(46,105)	(1,491)

28 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	113	$(14,304)	$(13,856)	$(448)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	750	(94,812)	(93,700)	(1,112)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	504	(63,714)	(33,153)	(30,561)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	860	(108,718)	(60,461)	(48,257)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	209	(26,421)	(12,657)	(13,764)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	607	(76,735)	(50,053)	(26,682)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	132	(16,687)	(10,885)	(5,802)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	168	(21,238)	(14,148)	(7,090)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	330	(41,717)	(32,015)	(9,702)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	800	(17,289)	(15,913)	(1,376)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	445	(56,256)	(32,463)	(23,793)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	499	(63,083)	(41,735)	(21,348)

abfunds.com	AB SHORT DURATION PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	58	$(7,337)	$(7,563)	$226
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	160	(20,226)	(25,009)	4,783
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	133	(16,813)	(22,104)	5,291
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	186	(23,513)	(31,357)	7,844
JPMorgan Securities LLC
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	40	(5,056)	(5,190)	134
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	402	(50,920)	(50,130)	(790)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	139	(17,572)	(17,487)	(85)

						$(953,988)	$(692,744)	$(261,244)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $19,428,175 or 7.5% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	IO – Interest Only.

(f)	Illiquid security.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.336%, 11/25/25	9/28/15	$618	$618	0.00%

30 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 31

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (unaudited)

Assets
Investments in securities, at value	$255,310,731
Cash	542,432
Cash collateral due from broker	151,088
Receivables:
Interest	1,224,417
Investment securities sold	2,065,829
Capital shares sold	2,497,625
Market value on credit default swaps (net premiums paid $106,927)	86,564
Unrealized appreciation of forward currency exchange contracts	50,217

Total assets	261,928,903

Liabilities
Payables:
Dividends to shareholders	163,324
Capital shares redeemed	231,842
Management fee	75,461
Variation margin on futures	46,691
Shareholder servicing fee	19,831
Distribution fee	6,880
Transfer Agent fee	5,030
Accrued expenses	57,378
Market value on credit default swaps (net premiums received $799,671)	1,040,552

Total liabilities	1,646,989

Net Assets	$260,281,914

Cost of investments	$254,709,244

Net Assets Consist of:
Capital stock, at par	$22,349
Additional paid-in capital	274,037,052
Accumulated loss	(13,777,487)

$260,281,914

See notes to financial statements.

32 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$235,885,500
Shares of capital stock outstanding	20,255,636

Net asset value, offering and redemption price per share	$11.65

Class A Shares
Net Assets	$21,682,429
Shares of capital stock outstanding	1,860,310

Net asset value and redemption price per share	$11.66
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.18

Class B Shares
Net Assets	$8,942
Shares of capital stock outstanding	769

Net asset value and offering price per share	$11.63

Class C Shares
Net Assets	$2,705,043
Shares of capital stock outstanding	232,594

Net asset value and offering price per share	$11.63

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 33

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2019 (unaudited)

Investment Income
Income:
Interest	$2,574,229

Total income		$2,574,229

Expenses:
Management fee (see Note 2A)	391,292
Shareholder servicing fee (see Note 2B)	99,085
Custodian fee	54,808
Transfer Agent fee—Non-Retail Class	10,093
Transfer Agent fee—Class A	17,228
Transfer Agent fee—Class B	24
Transfer Agent fee—Class C	2,142
Distribution fees—Class A	28,340
Distribution fees—Class B	51
Distribution fees—Class C	13,715
Directors’ fees and expenses	3,673
Legal fees	3,416
Auditing and tax fees	8,025
Registration fees	32,596
Printing fees	19,688
Miscellaneous	12,210

Total expenses	696,386
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(7,571)

Net expenses		688,815

Net investment income		1,885,414

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(170,455)
Forward currency exchange contracts		1,709
Futures		185,027
Swaps		78,644
Foreign currency transactions		78,498

Net realized gain (loss) on investment transactions		173,423

Net change in unrealized appreciation/depreciation of:
Investments		2,160,132
Forward currency exchange contracts		(69,240)
Futures		309,459
Swaps		(68,877)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		2,331,474

Net realized and unrealized gain on investment transactions		2,504,897

Net Increase in Net Assets Resulting from Operations		$4,390,311

See notes to financial statements.

34 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,885,414	$2,951,106
Net realized gain (loss) on investment transactions	173,423	(2,104,358)
Net change in unrealized appreciation/depreciation of investments	2,331,474	(800,019)

Net increase (decrease) in net assets resulting from operations	4,390,311	46,729
Distributions to Shareholders
Short Duration Plus Class	(1,883,309)	(2,980,762)
Class A	(166,168)	(245,961)
Class B	(48)	(132)
Class C	(17,364)	(30,303)

Total distributions to shareholders	(2,066,889)	(3,257,158)

Capital-Share Transactions:
Net proceeds from sales of shares	91,723,116	92,383,791
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,527,975	2,668,036

Total proceeds from shares sold	93,251,091	95,051,827
Cost of shares redeemed	(52,025,283)	(132,148,443)

Net increase (decrease) in net assets from capital-share transactions	41,225,808	(37,096,616)

Net increase (decrease) in net assets	43,549,230	(40,307,045)
Net Assets:
Beginning of period	216,732,684	257,039,729

End of period	$260,281,914	$216,732,684

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS

March 31, 2019 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares (collectively, the “Short Duration Retail Classes”) are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class R and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Short Duration Plus Class shares (the “Plus Class”) are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

36 | AB SHORT DURATION PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$138,651,965		$	– 0	–	$138,651,965
Corporates – Investment Grade		– 0	–	38,446,608			– 0	–	38,446,608
Inflation-Linked Securities		– 0	–	20,723,383			– 0	–	20,723,383
Commercial Mortgage-Backed Securities		– 0	–	12,401,386			1,745,172		14,146,558
Asset-Backed Securities		– 0	–	10,371,990			2,262,055		12,634,045
Collateralized Mortgage Obligations		– 0	–	10,797,897			– 0	–	10,797,897
Agencies		– 0	–	9,688,473			– 0	–	9,688,473
Mortgage Pass-Throughs		– 0	–	2,415,633			– 0	–	2,415,633
Short-Term Investments:
Governments – Treasuries		– 0	–	5,867,360			– 0	–	5,867,360
U.S. Treasury Bills		– 0	–	1,938,809			– 0	–	1,938,809

Total Investments in Securities		– 0	–	251,303,504			4,007,227		255,310,731
Other Financial Instruments(a):
Assets:
Futures		249,185		– 0	–		– 0	–	249,185	(b)
Forward Currency Exchange Contracts		– 0	–	50,217			– 0	–	50,217
Credit Default Swaps		– 0	–	86,564			– 0	–	86,564
Liabilities:
Futures		(26,773)		– 0	–		– 0	–	(26,773	)(b)
Credit Default Swaps		– 0	–	(1,040,552)			– 0	–	(1,040,552)

Total		$222,412		$250,399,733			$4,007,227		$254,629,372

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Total
Balance as of 9/30/18	$1,389,688		$2,366,871		$3,756,559
Accrued discounts/(premiums)	(689)		22		(667)
Realized gain (loss)	– 0	–	114		114
Change in unrealized appreciation/depreciation	5,558		12,380		17,938
Purchases/Payups	350,615		646,688		997,303
Sales/Paydowns	– 0	–	(764,020)		(764,020)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/19	$1,745,172		$2,262,055		$4,007,227

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(a)	$5,558		$12,380		$17,938

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of March 31, 2019, all Level 3 securities were priced by third party vendors.

C. Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes

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in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of March 31, 2019, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value

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in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

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The Portfolio pays the Adviser an investment management fee at an annual rate of .35% of the first $750 million and .30% of the Portfolio’s average daily net assets over $750 million. Prior to January 1, 2018, the management fee was .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on

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October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,442 for the six months ended March 31, 2019.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the

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“Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to ..45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2019, such waivers amounted to $7,571. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $0 and $918,792 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Portfolio that it has retained front-end sales charges of $171 from sales of Class A shares and received $86, $0, and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2019.

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Brokerage commissions paid on investment transactions for the six months ended March 31, 2019 amounted to $2,029, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2019, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,854,506	$14,583,656
U.S. government securities	81,427,450	27,347,926

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,438,780
Gross unrealized depreciation	(825,908)

Net unrealized appreciation	$612,872

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended March 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other

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options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2019, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in

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NOTES TO FINANCIAL STATEMENTS (continued)

unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of March 31, 2019, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended March 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$249,185	*	Receivable/Payable for variation margin on futures	$26,773	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	50,217

Credit contracts	Market value on credit default swaps	86,564		Market value on credit default swaps	1,040,552

Total		$385,966			$1,067,325

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$185,027	$309,459

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,709	(69,240)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	78,644	(68,877)

Total		$265,380	$171,342

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The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2019:

Futures:
Average notional amount of buy contracts	$59,510,953
Average notional amount of sale contracts	$2,447,734
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$96,836	(a)
Average principal amount of sale contracts	$7,053,692
Credit Default Swaps:
Average notional amount of buy contracts	$4,099,000
Average notional amount of sale contracts	$7,196,857

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$50,167	$	– 0	–	$	– 0	–	$	– 0	–	$50,167
Citigroup Global Markets, Inc.	86,564		(86,564)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	50		– 0	–		– 0	–		– 0	–	50

Total	$136,781		$(86,564)		$	– 0	–	$	– 0	–	$50,217^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$289,466	$(86,564)		$	– 0	–	$	– 0	–	$202,902
Credit Suisse International	463,802	– 0	–		– 0	–		(267,213)		196,589
Deutsche Bank AG	145,847	– 0	–		– 0	–		– 0	–	145,847
Goldman Sachs International	67,889	– 0	–		– 0	–		– 0	–	67,889
JPMorgan Securities LLC	73,548	– 0	–		– 0	–		– 0	–	73,548

Total	$1,040,552	$(86,564)		$	– 0	–		$(267,213)		$686,775^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,257,158	$2,688,998

Total distributions paid	$3,257,158	$2,688,998

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$964,917
Accumulated capital and other losses(a)	(15,370,946)
Unrealized appreciation/(depreciation)(b)	(1,577,452)

Total accumulated earnings/(deficit)(c)	$(15,983,481)

(a)

As of September 30, 2018, the Portfolio had capital loss carryforwards of $15,370,558 for federal income tax purposes. Additionally, the Portfolio had $1,960,592 of capital loss carryforwards expire during the fiscal year. As of September 30, 2018, the Portfolio deferred $388 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2018.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2018, the Portfolio had a net capital loss carryforward of $15,370,558 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$2,061,764	n/a	2019
4,839,932	$8,468,862	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with

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investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of

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NOTES TO FINANCIAL STATEMENTS (continued)

default on the underlying mortgage or assets, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid Investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the

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marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid Investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

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NOTES TO FINANCIAL STATEMENTS (continued)

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

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Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 1.3 billion are allocated to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered) and 300 million to Class T, which are not currently being offered. Share transactions for the Portfolio for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Short Duration Plus Class Shares
Shares sold	7,399,324	6,915,337	$85,697,723	$80,316,520

Shares issued to shareholders on reinvestment of dividends	119,811	210,970	1,385,109	2,442,556

Shares redeemed	(3,612,763)	(9,978,193)	(41,803,106)	(115,707,613)

Net increase (decrease)	3,906,372	(2,851,886)	$45,279,726	$(32,948,537)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Class A Shares
Shares sold	421,057	928,913	$4,867,092	$10,759,906

Shares issued to shareholders on reinvestment of dividends	11,247	17,541	130,077	203,145

Shares converted from Class B	251	1,402	2,897	16,282

Shares converted from Class C	16,668	38,152	193,285	442,697

Shares redeemed	(774,493)	(1,159,502)	(8,946,311)	(13,477,292)

Net decrease	(325,270)	(173,494)	$(3,752,960)	$(2,055,262)

Class B Shares
Shares sold	0 (a)	163	$5	$1,879

Shares issued to shareholders on reinvestment of dividends	4	10	45	119

Shares converted to Class A	(251)	(1,405)	(2,897)	(16,282)

Shares redeemed	0 (a)	(1,520)	(8)	(17,573)

Net decrease	(247)	(2,752)	$(2,855)	$(31,857)

Class C Shares
Shares sold	83,415	73,082	$962,114	$846,507

Shares issued to shareholders on reinvestment of dividends	1,104	1,923	12,744	22,216

Shares converted to Class A	(16,710)	(38,249)	(193,285)	(442,697)

Shares redeemed	(93,667)	(214,673)	(1,079,676)	(2,486,986)

Net decrease	(25,858)	(177,917)	$(298,103)	$(2,060,960)

(a)	Share amount is less than one full share.

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a

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NOTES TO FINANCIAL STATEMENTS (continued)

discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.54	$11.69	$11.76	$11.75	$11.75	$11.75

Income From Investment Operations

Net investment income†	.08	.11	(a)	.03	.05^	.03	(a)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.14)	(.04)	.02	.02	.02

Contributions from affiliates	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	.20	(.03)	(.01)	.07	.05	.05

Less: Dividends

Dividends from net investment income	(.08)	(.12)	(.06)	(.06)	(.05)	(.05)

Net asset value, end of period	$11.66	$11.54	$11.69	$11.76	$11.75	$11.75

Total Return

Total investment return based on net asset value(c)††	1.78%	(.24)%	(.10)%	.64	%^	.43%	.41%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$21,682	$25,222	$27,583	$25,615	$35,923	$53,727

Average net assets (000 omitted)	$22,734	$23,170	$24,693	$32,219	$42,125	$58,748

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00	%*	1.01%	1.13%	.95%	.91	%+	.95%

Expenses, before waivers/reimbursements	1.00	%*	1.01%	1.13%	.95%	.91	%+	.95%

Net investment income	1.30	%*	.93	%(a)	.30%	.41	%^	.23	%+(a)	.22%

Portfolio turnover rate	20%	85%	64%	76%	86%	67%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.52	$11.67	$11.73	$11.73	$11.73	$11.72

Income From Investment Operations

Net investment income (loss)†(a)	.05	.05	.00	(b)	.02^	(.01)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.13)	(.03)	.01	.03	.03

Contributions from affiliates	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	.17	(.08)	(.03)	.03	.02	.04

Less: Dividends

Dividends from net investment income	(.06)	(.07)	(.03)	(.03)	(.02)	(.03)

Net asset value, end of period	$11.63	$11.52	$11.67	$11.73	$11.73	$11.73

Total Return

Total investment return based on net asset value(c)††	1.44%	(.63)%	(.32)%	.31	%^	.16%	.33%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$9	$12	$43	$111	$341	$1,175

Average net assets (000 omitted)	$10	$25	$65	$219	$662	$1,385

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%*	1.42%	1.40%	1.23%	1.17	%+	1.13%

Expenses, before waivers/reimbursements	2.07	%*	1.97%	1.96%	1.78%	1.72	%+	1.68%

Net investment income (loss)(a)	.81	%*	.40%	(.02)%	.14	%^	(.07	) %+	.05%

Portfolio turnover rate	20%	85%	64%	76%	86%	67%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$11.52	$11.67	$11.73	$11.72	$11.73	$11.72

Income From Investment Operations

Net investment income†(a)	.06	.08	.01	.02^	.00	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.14)	(.03)	.03	.01	.03

Contributions from affiliates	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	.18	(.06)	(.02)	.05	.01	.04

Less: Dividends

Dividends from net investment income	(.07)	(.09)	(.04)	(.04)	(.02)	(.03)

Net asset value, end of period	$11.63	$11.52	$11.67	$11.73	$11.72	$11.73

Total Return

Total investment return based on net asset value(c)††	1.60%	(.44)%	(.22)%	.42	%^	.08%	.34%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,705	$2,976	$5,091	$10,582	$13,724	$15,507

Average net assets (000 omitted)	$2,751	$3,778	$8,270	$12,845	$13,866	$17,270

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.20	%*	1.22%	1.31%	1.19%	1.17	%+	1.11%

Expenses, before waivers/reimbursements	1.75	%*	1.77%	1.86%	1.74%	1.72	%+	1.66%

Net investment income (loss)(a)	1.11	%*	.67%	.09%	.18	%^	(.01	)%+	.06%

Portfolio turnover rate	20%	85%	64%	76%	86%	67%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

††

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Annualized.

(a)	Net of expenses waived by the Adviser.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See notes to financial statements.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund, Inc. (the “Fund”)—Short Duration Portfolio (the “Portfolio”) was held on October 11, 2018 and adjourned until December 11, 2018 for the Portfolio as noted below. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Kathleen Fisher	1,269,519,616	21,577,791
Bart Friedman	1,263,008,461	28,088,947
R. Jay Gerken	1,262,600,364	28,497,044
William Kristol	1,251,749,494	39,347,914
Debra Perry	1,267,883,910	23,213,498
Donald K. Peterson	1,262,937,769	28,159,639

2.	To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Portfolio	Voted For	Voted Against	Abstain	BNV
Short Duration Portfolio	10,461,500	9,910	73,639	1,019,835

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Janaki Rao, Vice President(3) Greg J. Wilensky, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

independent fee consultant at the request of the Board. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ the contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

abfunds.com	AB SHORT DURATION PORTFOLIO | 79

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

80 | AB SHORT DURATION PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SHORT DURATION PORTFOLIO | 81

NOTES

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NOTES

abfunds.com	AB SHORT DURATION PORTFOLIO | 83

NOTES

84 | AB SHORT DURATION PORTFOLIO	abfunds.com

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SD-0152-0319

MAR    03.31.19

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

SEMI-ANNUAL REPORT

May 21, 2019

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2019.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	3.01%	3.67%

Class C Shares	2.70%	2.90%

Advisor Class Shares[1]	3.13%	3.94%

Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%

Lipper California Intermediate Municipal Debt Funds Average	3.50%	4.19%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	3.41%	3.92%

Class B Shares[2]	2.89%	3.04%

Class C Shares	3.09%	3.22%

Advisor Class Shares[1]	3.55%	4.27%

Class Z Shares[1]	3.63%	3.57%	[3]

Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%

Lipper Intermediate Municipal Debt Funds Average	3.70%	4.35%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Since inception on 7/2/2018.

2 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	3.35%	3.81%

Class C Shares	2.97%	3.03%

Advisor Class Shares[1]	3.41%	4.00%

Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74%	4.50%

Lipper New York Intermediate Municipal Debt Funds Average	3.64%	4.11%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2019. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses. The inception date for Intermediate Diversified Municipal Portfolio Class Z shares was July 2, 2018; due to limited performance history, there is no discussion of comparison to the benchmark for this share class for the 12-month period.

During both periods, all share classes of the Intermediate California Municipal Portfolio, Intermediate Diversified Municipal Portfolio and Intermediate New York Municipal Portfolio underperformed the benchmark and the Lipper Average, before sales charges.

For all Portfolios, a defensive position with respect to interest-rate risk detracted from relative performance, as the Portfolios had an average maturity that was shorter than the benchmark and their peers. The cost of a more defensive interest-rate position was historically low, as the yield difference between short- and long-maturity municipal bonds remained narrow, by historical standards. Sector and security selection contributed over both periods as all Portfolios held mid-grade credits, particularly tax-supported bonds, which outperformed high-grade credits as more issuers were upgraded than downgraded by credit rating agencies. General obligation bonds issued by Connecticut and Illinois were among the top performers. Tax revenues of state and local governments rose steadily

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

over both periods and stood at record highs at the end of the reporting period. Additionally, the rainy-day funds of all states stood at record levels.

The Portfolios utilized derivatives for hedging purposes for both periods; inflation swaps detracted from absolute performance, while credit default swaps had no material impact on absolute returns. The Intermediate Diversified and Intermediate California Municipal Portfolios used interest rate swaps, which also had no material impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Though the six-month period ended March 31, 2019 was volatile for financial markets, municipal bonds performed well on an absolute basis. Bond yield expectations continued to rise as economic growth was strong, stock market indices were up and the US Federal Reserve (the “Fed”) signaled a desire to move to a more neutral monetary policy, which included both higher interest rates and a smaller balance sheet. Perception changed at the end of 2018, following slow economic growth and a sharp drop in equity markets. The Fed decided to hold monetary policy steady, citing slower growth and modest inflation, which had been persistently below their stated target.

Perhaps in response to equity market volatility, investor demand for municipal bonds was strong, while net-new supply was unchanged; together, strong demand and no supply pushed municipal bond prices higher. Demand was particularly strong in the first quarter of 2019. As a result, 10-year AAA-rated municipal yields declined 42 basis points, considerably more than 10-year US Treasury yields, which declined 28 basis points.

The Portfolios’ Senior Investment Management Team (the “Team”) consists of disciplined individuals with years of industry experience. The Team seeks to manage volatility and interest-rate risk by focusing the Portfolios on short- to intermediate-term bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of March 31, 2019, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.80% and 0.00%, respectively, for Intermediate California Municipal Portfolio; 4.23% and 0.02%, respectively, for Intermediate Diversified Municipal Portfolio; and 2.48% and 0.00%, respectively, for Intermediate New York Municipal Portfolio.

4 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities

6 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS (continued)

longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 7

DISCLOSURES AND RISKS (continued)

economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the

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DISCLOSURES AND RISKS (continued)

Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 9

DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

10 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS (continued)

performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 11

HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.20%	2.13%

1 Year	3.67%	0.59%

5 Years	1.84%	1.23%

10 Years	2.62%	2.31%

CLASS C SHARES			0.50%	0.89%

1 Year	2.90%	1.90%

5 Years	1.10%	1.10%

10 Years	1.89%	1.89%

ADVISOR CLASS SHARES[3]			1.48%	2.63%

1 Year	3.94%	3.94%

Since Inception[4]	1.22%	1.22%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.59%

5 Years	1.23%

10 Years	2.31%

CLASS C SHARES

1 Year	1.90%

5 Years	1.10%

10 Years	1.89%

ADVISOR CLASS SHARES[1]

1 Year	3.94%

Since Inception[2]	1.22%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 13

HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.35%	2.08%

1 Year	3.92%	0.78%

5 Years	1.85%	1.23%

10 Years	2.55%	2.24%

CLASS B SHARES			0.40%	0.62%

1 Year	3.04%	0.04%

5 Years	1.03%	1.03%

10 Years[3]	2.11%	2.11%

CLASS C SHARES			0.65%	1.00%

1 Year	3.22%	2.22%

5 Years	1.10%	1.10%

10 Years	1.82%	1.82%

ADVISOR CLASS SHARES[4]			1.64%	2.52%

1 Year	4.27%	4.27%

Since Inception[5]	2.16%	2.16%

CLASS Z SHARES[4]			1.76%	2.71%

Since Inception[5]	3.57%	3.57%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.56%, 1.48%, 0.48% and 0.40% for Class A, Class B, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.78%

5 Years	1.23%

10 Years	2.24%

CLASS B SHARES

1 Year	0.04%

5 Years	1.03%

10 Years[1]	2.11%

CLASS C SHARES

1 Year	2.22%

5 Years	1.10%

10 Years	1.82%

ADVISOR CLASS SHARES[2]

1 Year	4.27%

Since Inception[3]	2.16%

CLASS Z SHARES[2]

Since Inception[3]	3.57%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.33%	2.24%

1 Year	3.81%	0.67%

5 Years	2.02%	1.40%

10 Years	2.62%	2.30%

CLASS C SHARES			0.63%	1.06%

1 Year	3.03%	2.03%

5 Years	1.25%	1.25%

10 Years	1.87%	1.87%

ADVISOR CLASS SHARES[3]			1.61%	2.72%

1 Year	4.00%	4.00%

Since Inception[4]	1.24%	1.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.67%

5 Years	1.40%

10 Years	2.30%

CLASS C SHARES

1 Year	2.03%

5 Years	1.25%

10 Years	1.87%

ADVISOR CLASS SHARES[1]

1 Year	4.00%

Since Inception[2]	1.24%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,030.10	$3.80	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,027.00	$7.63	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,031.30	$2.58	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.10	$4.16	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,028.90	$9.21	1.82%
Hypothetical**	$1,000	$1,015.86	$9.15	1.82%
Class C
Actual	$1,000	$1,030.90	$7.95	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Advisor Class
Actual	$1,000	$1,035.50	$2.84	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%
Class Z
Actual	$1,000	$1,036.30	$1.93	0.38%
Hypothetical**	$1,000	$1,023.04	$1.92	0.38%

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EXPENSE EXAMPLE (continued)

(unaudited)

New York Municipal Portfolio

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.50	$3.75	0.74%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%
Class C
Actual	$1,000	$1,029.70	$7.54	1.49%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%
Advisor Class
Actual	$1,000	$1,034.10	$2.48	0.49%
Hypothetical**	$1,000	$1,022.49	$2.47	0.49%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,267.5

1

All data are as of March 31, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.1% in 4 different states and American Samoa.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,744.6

1

All data are as of March 31, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 29 different states, American Samoa, District of Columbia and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,829.1

1

All data are as of March 31, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.4% in 9 different states, American Samoa and District of Columbia.

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PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.8%
Long-Term Municipal Bonds – 98.9%
California – 80.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,138,730
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,511,586
Bay Area Toll Authority Series 2012 5.00%, 4/01/24-4/01/25	13,845	15,318,661
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,348,440
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,940,317
California Econ Recovery Series 2009A 5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	22,702,500
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,585,714
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,829,744
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	23,516,150
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,423,069
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/27-11/01/32	16,880	20,325,453
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23-11/15/29	11,365	13,648,249

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$20,650	$22,226,421
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	5,954,350
Series 2018 5.00%, 10/01/32	13,965	17,275,124
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(b)(c)	3,580	3,298,075
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,857,533
Series 2016B 5.00%, 7/01/23	12,760	14,503,782
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23-12/31/31	15,730	18,603,473
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/24-7/01/29(d)	4,735	5,772,446
Series 2012 5.00%, 7/01/27(d)	4,000	4,349,000
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(d)	1,755	1,794,084
Series 2016A 5.00%, 6/01/31(a)(d)	1,000	1,051,310
California State Public Works Board Series 2009E 5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	4,935,000
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,693,320
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	12,896,941

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014B 5.00%, 10/01/29	$4,445	$5,135,353
Series 2017H 5.00%, 4/01/30-4/01/32	5,270	6,335,677
AMBAC Series 1993A 5.00%, 12/01/19	705	721,370
California State University Series 2010A 5.00%, 11/01/24	1,490	1,547,454
Series 2011A 5.25%, 11/01/26	5,500	6,022,390
Series 2012A 5.00%, 11/01/26	10,930	12,288,927
Series 2014A 5.00%, 11/01/28	16,650	19,507,972
Series 2017A 5.00%, 11/01/33	5,620	6,775,809
Series 2018A 5.00%, 11/01/30	2,330	2,943,116
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,429,434
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/27-12/01/33(d)	1,250	1,420,375
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24-7/01/29(d)	1,065	1,181,598
City & County of San Francisco CA Series 2018C 5.00%, 6/15/22-6/15/25	17,590	20,352,654
Series 2018E 5.00%, 6/15/23	1,490	1,709,313
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,314,590
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,215,224

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	$16,895	$17,578,141
Series 2010B 5.00%, 5/15/21	6,500	6,766,240
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,079,491
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/23-5/15/24	15,955	16,028,233
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	27,002,714
Series 2010D 5.00%, 5/15/23	5,000	5,210,500
Series 2017A 5.00%, 5/15/28-5/15/29	4,015	4,861,923
Series 2018C 5.00%, 5/15/25	2,955	3,488,171
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,328,212
Series 2018A 5.00%, 8/01/31	2,785	3,480,275
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/28-9/01/30(a)	2,305	2,639,653
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,287,714
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,042,280
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,388,495
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	3,600	4,141,044

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	$3,000	$3,314,370
Series 2017A 5.00%, 3/01/30	1,250	1,542,513
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	4,780	5,530,364
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,243,210
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,868,365
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,821,859
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29-10/01/31	5,350	6,591,759
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,120,830
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/19-6/01/20	11,585	11,700,927
Series 2018A 3.50%, 6/01/36	9,820	9,843,175
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23(a)	1,560	1,690,920
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,370,144
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,045,730
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,090,120

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	$1,540	$1,719,071
Series 2018A 5.00%, 7/01/31	1,345	1,658,506
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 7/01/21	3,810	4,120,515
Series 2013A 5.00%, 7/01/21	1,505	1,627,658
Series 2014B 5.00%, 7/01/27	2,190	2,534,005
Series 2014C 5.00%, 7/01/25-7/01/26	21,670	25,524,370
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	11,991,165
Series 2016A 5.00%, 7/01/21-7/01/27	19,845	23,382,586
Series 2017A 5.00%, 7/01/24	1,470	1,712,624
Series 2018B 5.00%, 7/01/29	9,020	11,190,934
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,998,904
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	780,233
5.75%, 7/01/21	1,775	1,845,468
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	5,572,145
Newport Mesa Unified School District 5.00%, 8/01/21-8/01/24(e)	4,890	5,256,934
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,412,263
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,782,790
Series 2016 5.00%, 8/01/30	1,420	1,660,548
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,185,040

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	$625	$631,156
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,122,466
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,331,389
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,702,075
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	2,959,853
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	18,501,903
Series 2017E 5.00%, 11/01/19	3,910	3,994,065
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/28	3,395	4,046,093
Romoland School District Series 2015 5.00%, 9/01/23(a)	955	1,055,428
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	740	767,824
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,276,216
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,303,251
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,094,175
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	388,900
5.00%, 3/01/24	630	659,049

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Bernardino Community College District Series 2013A 5.00%, 8/01/21	$1,000	$1,084,440
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2018A 4.00%, 4/01/21	12,000	12,641,640
San Diego County Water Authority Series 2015 5.00%, 5/01/21	1,000	1,075,410
San Diego County Water Authority (San Diego County Water Authority COP) AGM Series 2008A 5.00%, 5/01/19	1,460	1,463,767
San Diego Public Facilities Financing Authority Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	14,969,986
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 5/15/22	4,785	5,325,035
San Francisco City & County Airport Comm Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	855	919,518
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	3,900	4,163,328
Series 2011S 5.00%, 5/01/25	2,145	2,301,714
Series 2019A 5.00%, 5/01/34	11,015	13,323,303
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,498,000
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24(a)	3,855	4,151,249

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/26	$1,070	$1,299,355
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	3,964,092
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 7/15/22-7/15/26(e)	20,760	23,649,982
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29-9/01/30(a)	2,365	2,646,380
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	5,700,333
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	12,632,955
Series 2014A 5.00%, 7/01/30	1,030	1,198,312
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	17,192,988
State of California 5.00%, 4/01/31	1,935	2,417,086
Series 2013 5.00%, 10/01/20-9/01/28	29,390	31,675,834
Series 2014 5.00%, 12/01/22-5/01/29	18,665	21,150,000
Series 2015 5.00%, 3/01/21	17,455	18,613,488
Series 2015B 5.00%, 9/01/24	3,330	3,905,857
Series 2017 5.00%, 8/01/24	5,540	6,485,346
Series 2018 5.00%, 10/01/22	5,000	5,591,550

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018C 5.00%, 8/01/27	$6,060	$7,526,884
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	53,001
5.00%, 12/01/20	1,745	1,848,828
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,709,989
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20	13,940	14,482,266
Series 2011N 5.00%, 5/01/20	12,685	13,178,446
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,296,650
Sweetwater Union High School District Series 2016 5.00%, 8/01/30	3,205	3,707,352
BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,103,085
University of California Series 2009Q 5.25%, 5/15/22	155	155,467
Series 2010U 5.00%, 5/15/24	4,215	4,386,171
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(a)	4,625	5,141,890
5.00%, 5/15/25	5,375	5,960,714
Series 2013A 5.00%, 5/15/48	4,785	5,449,636
Series 2014A 5.00%, 5/15/28	1,000	1,167,470
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,287,775
Series 2015I 5.00%, 5/15/21	2,935	3,157,796
Series 2017A 5.00%, 5/15/28-5/15/31	6,465	8,004,446
Series 2017M 5.00%, 5/15/31	4,000	4,889,920
Series 2018O 4.00%, 5/15/25	8,320	9,533,805

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	$2,390	$2,578,200
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,203,278

		1,020,151,719

Alabama – 4.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	8,000	8,520,000
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	16,575	17,700,111
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	24,615	26,468,756

		52,688,867

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(d)	735	764,495

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(d)	1,700	1,712,291

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,218,580
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,808,919
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,717,804

		6,745,303

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.5%
State of Connecticut Series 2018B 5.00%, 4/15/26-4/15/28	$13,755	$16,232,033
Series 2018D 5.00%, 4/15/27	2,280	2,719,242

		18,951,275

Florida – 0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,078,031
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,373,977
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(c)(f)(g)(h)	405	– 0	–
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	1,100	1,093,631

		3,545,639

Illinois – 4.7%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,442,920
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,296,457
Series 2017B 5.00%, 12/15/26	3,250	3,613,610
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,051,980
Series 2012 5.00%, 8/01/21	4,950	5,226,160
Series 2013 5.00%, 7/01/20-7/01/22	3,870	4,010,132
Series 2014 5.00%, 2/01/21	3,365	3,513,262
Series 2016 5.00%, 1/01/21-11/01/24	4,935	5,261,479
Series 2017D 5.00%, 11/01/23-11/01/24	13,465	14,639,935
Series 2018A 5.00%, 10/01/23	8,050	8,721,128

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	$4,450	$4,266,304

		59,043,367

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22(e)	6,330	6,368,739

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,242,094

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/31	1,745	1,900,689

New Jersey – 3.7%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/29	8,070	9,240,993
Series 2018A 5.00%, 6/15/28-6/15/29	4,000	4,593,484
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,043,951
Series 2013A 5.00%, 12/15/19-6/15/20	23,060	23,774,292
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21-6/01/28	6,000	6,764,600

		47,417,320

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	920	920,000

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	$100	$100,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(a)	1,125	1,125,000

		2,145,000

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28-5/01/33(d)	2,250	2,516,405
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22-7/01/24	2,815	3,099,899

		5,616,304

Puerto Rico – 0.5%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	740	810,285
AGC Series 2007C 5.50%, 7/01/31	150	172,143
NATL Series 2005L 5.25%, 7/01/35	3,675	3,907,150
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(a)	1,602	1,345,087

		6,234,665

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	5,000	5,403,650

Texas – 0.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(d)	3,205	3,329,450

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	$1,915	$2,144,245
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,675	1,945,345

		7,419,040

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	725	711,624

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,860,604

Total Long-Term Municipal Bonds (cost $1,217,721,630)		1,253,922,685

Short-Term Municipal Notes – 0.9%
California – 0.9%
County of Los Angeles CA Series 2018 4.00%, 6/28/19	6,890	6,931,409
County of Riverside CA Series 2018 4.00%, 6/28/19	4,160	4,185,002

Total Short-Term Municipal Notes (cost $11,113,055)		11,116,411

Total Municipal Obligations (cost $1,228,834,685)		1,265,039,096

GOVERNMENTS - TREASURIES – 0.8%
United States – 0.8%
U.S. Treasury Notes 2.50%, 5/31/20(i)	3,328	3,332,160
2.625%, 2/15/29	7,129	7,260,441

Total Governments - Treasuries (cost $10,444,678)		10,592,601

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
U.S. Treasury Bills – 0.5%
U.S. Treasury Bill Zero Coupon, 4/02/19 (cost $5,999,605)	$6,000	$5,999,594

Total Investments – 101.1% (cost $1,245,278,968)		1,281,631,291
Other assets less liabilities – (1.1)%		(14,087,165)

Net Assets – 100.0%		$1,267,544,126

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	121	$(15,307)	$(12,282)	$(3,025)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,399	(176,974)	(186,522)	9,548
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,242	(157,113)	(124,113)	(33,000)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	66	(8,349)	(6,761)	(1,588)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	825	(104,294)	(84,616)	(19,678)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1	(126)	(127)	1

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	1,076	$(136,113)	$(104,366)	$(31,747)

						$(598,276)	$(518,787)	$(79,489)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	$(322,451)
Barclays Bank PLC	USD	22,804	8/31/20	2.235%	CPI	#	Maturity	(284,112)
Barclays Bank PLC	USD	22,804	9/04/20	2.248%	CPI	#	Maturity	(284,865)
Barclays Bank PLC	USD	22,583	10/15/20	2.208%	CPI	#	Maturity	(246,743)
Barclays Bank PLC	USD	13,259	10/15/20	2.210%	CPI	#	Maturity	(145,523)
Citibank, NA	USD	16,430	10/17/20	2.220%	CPI	#	Maturity	(181,824)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	(278,414)

								$(1,743,932)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Defaulted.

(c)	Non-income producing security.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $23,891,454 or 1.9% of net assets.

(e)	When-Issued or delayed delivery security.

(f)	Illiquid security.

(g)	Fair valued by the Adviser.

(h)	Defaulted matured security.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.3%
Long-Term Municipal Bonds – 96.3%
Alabama – 2.2%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,326,086
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,624,882
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,495,904
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,809,964
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	23,915	25,538,350
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	69,310	74,529,736
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,070,892

		145,395,814

Alaska – 0.5%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	14,519,876
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	8,416,504
Series 2015D 5.00%, 9/01/21	3,565	3,857,865
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/24	6,675	7,705,825

		34,500,070

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	$1,920	$1,997,050

Arizona – 2.2%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,585,442
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	18,485,920
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,190,328
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,228,271
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	38,790,880
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,259,879
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,271,221
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	20,527,271
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/28	6,000	7,461,180
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,549,305
State of Arizona Lottery Revenue 5.00%, 7/01/21-7/01/27(b)	30,105	34,097,003

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	$9,215	$9,281,624

		146,728,324

California – 6.2%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	16,915,885
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,726,075
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,761,311
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(c)(d)(e)	1,035	953,494
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,419,395
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22-5/15/23	24,415	25,443,842
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,374,003
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	14,155	14,188,406
5.00%, 6/01/32	7,930	9,103,164
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	370	383,912
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	10,412,178
Series 2011C 5.00%, 5/01/22	5,880	6,295,775
State of California Series 2009 5.25%, 10/01/20	5,085	5,181,920
Series 2013 5.00%, 11/01/24-11/01/25	43,465	49,877,429
Series 2014 5.00%, 5/01/25-5/01/29	130,465	150,905,211

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/19(f)	$115,720	$116,057,902

		418,999,902

Colorado – 2.3%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(c)	12,180	13,054,280
City & County of Broomfield CO Series 2010 5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,040,758
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	20,821,217
Series 2011A 5.50%, 11/15/19	2,290	2,343,197
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,335,066
Series 2016A 5.00%, 11/15/23	4,085	4,703,142
Series 2018A 5.00%, 12/01/25-12/01/28	69,615	84,516,425
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2015B 5.00%, 12/01/19	1,185	1,211,876
PV Water & Sanitation Metropolitan District 1.00%, 2/14/39(c)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,835,308
5.25%, 1/15/24-7/15/24	7,745	7,845,221

		151,471,770

Connecticut – 3.5%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23-11/01/28	2,420	2,750,897
Series 2017B 5.00%, 8/15/25-8/15/27	12,455	14,543,601
5.00%, 8/15/27 (Pre-refunded/ETM)(c)	495	609,335

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 8/15/24-8/15/28	$8,950	$10,371,272
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26-7/01/29	4,400	5,143,119
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,634,983
Series 2014A 5.00%, 3/01/28	6,360	7,146,096
Series 2015B 5.00%, 6/15/32	7,345	8,298,161
Series 2015F 5.00%, 11/15/27	1,570	1,824,984
Series 2016A 5.00%, 3/15/20-3/15/29	68,735	75,053,205
Series 2016B 5.00%, 5/15/21	17,090	18,220,503
Series 2016E 5.00%, 10/15/24-10/15/25	20,025	23,131,081
Series 2016G 5.00%, 11/01/19	4,845	4,937,491
Series 2017A 5.00%, 4/15/22	8,450	9,225,879
Series 2017B 5.00%, 4/15/28	2,515	3,038,371
Series 2018C 5.00%, 6/15/26	5,500	6,492,310
Series 2018D 5.00%, 4/15/26	16,655	19,609,264
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,412,211
Town of Stratford CT BAM 5.00%, 1/01/30-1/01/33	13,370	15,567,729

		239,010,492

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,252,300

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	$59,115	$66,833,716
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,190,660
Metropolitan Washington Airports Authority Series 2010F-1 5.00%, 10/01/20	11,905	12,517,751

		85,542,127

Florida – 5.2%
Brevard County School District (Brevard County School District COP) Series 2013A 5.00%, 7/01/21-7/01/22	15,275	16,677,802
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	6,895,242
Series 2012A 5.00%, 6/01/22	27,105	29,894,918
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,875	21,876,143
Series 2015A 5.00%, 6/01/22	1,795	1,946,336
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,210,690
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,609,750
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,158,459
5.625%, 10/01/25	2,550	2,754,204
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	7,714,798
Series 2015B 5.00%, 7/01/22	3,715	4,114,437

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	$4,975	$5,613,859
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 7/01/26	4,280	5,018,942
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	7,970,371
Series 2012A 5.00%, 7/01/22	10,225	11,331,243
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,442,011
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,924,953
Series 2017F 5.00%, 6/01/21	2,775	2,981,294
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29-10/01/31	13,335	15,869,356
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 7/01/26	1,480	1,755,561
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,021,636
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,245	7,754,951
JEA Electric System Revenue Series 2017B 5.00%, 10/01/30	1,185	1,393,205
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)(c)	1,565	1,812,239
5.00%, 10/01/25	1,495	1,733,168
Series 2017A 5.00%, 10/01/26	22,290	26,634,098

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 7/01/28-7/01/29	$14,010	$16,064,539
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,985,711
North Broward Hospital District Series 2017B 5.00%, 1/01/28-1/01/30	8,410	9,733,449
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/22-10/01/26(b)	19,515	21,805,322
Orange County School Board Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,385,894
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,938,458
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(c)	205	207,027
Series 2010A-2 6.125%, 5/01/35(c)	460	465,060
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,952,460
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 5/01/27	3,350	3,911,359
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	5,976,500
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,479,584
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,217,731
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,697,934

		352,930,694

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 2.0%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	$22,650	$23,250,729
Series 2010C 5.25%, 1/01/20	6,500	6,678,295
5.50%, 1/01/21	7,500	8,005,800
5.75%, 1/01/22-1/01/23	20,000	21,522,700
5.875%, 1/01/24	2,925	3,151,220
Series 2014A 5.00%, 1/01/28	12,250	14,041,072
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	37,388,407
Series 2018C 4.00%, 8/01/48	18,000	19,412,100

		133,450,323

Hawaii – 0.7%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,721,992
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,237,831
Series 2010A 5.00%, 7/01/24	16,500	17,174,355
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	16,045	18,129,311
Series 2016F 5.00%, 10/01/20-10/01/21	4,850	5,181,552

		47,445,041

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	7,595,374

Illinois – 5.6%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	7,000	7,477,960
Series 2018A 4.00%, 12/01/20-12/01/22	17,620	18,038,827
5.00%, 12/01/26	1,000	1,086,750
Series 2018B 4.00%, 12/01/21	1,145	1,172,308

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	$3,020	$3,577,432
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,108,906
County of Du Page IL Series 1993 5.60%, 1/01/21	2,530	2,655,462
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,272,904
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	49,773,541
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	32,705	35,343,334
Series 2014D 5.00%, 1/01/23	1,165	1,305,371
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	25,592,631
5.00%, 6/15/23 (Pre-refunded/ETM)(c)	565	623,427
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,758,547
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,101,260
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	390	405,701
State of Illinois Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,513,457
Series 2013 5.00%, 7/01/19-7/01/20	12,290	12,445,382
5.50%, 7/01/24	5,405	5,901,828
Series 2013A 5.00%, 4/01/23	4,415	4,748,023
Series 2014 5.00%, 5/01/22-5/01/27	45,185	48,568,507

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 2/01/22-2/01/24	$24,860	$26,732,295
Series 2017A 5.00%, 12/01/24	8,590	9,402,614
Series 2017D 5.00%, 11/01/24	51,185	55,975,916
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	855	882,155
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,110,207
Series 2016C 5.00%, 6/15/22	2,525	2,706,548
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(g)(h)	5,078	1,015,600

		376,296,893

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	15,492,702
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/19	2,020	2,054,381

		17,547,083

Kentucky – 2.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,164,710
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28-6/01/30	8,620	9,806,214
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	41,090	44,117,922
Series 2018C 4.00%, 12/01/49	36,475	39,502,790

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019A 4.00%, 12/01/49	$10,855	$11,765,517
Kentucky Public Energy Authority (Royal Bank of Canada) Series 2018B 4.00%, 1/01/49	24,850	27,002,010
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,405,392
Series 2016A 5.00%, 7/01/22-7/01/27	18,425	21,052,694

		163,817,249

Louisiana – 0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,546,856
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,744,218
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,102,640
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,116,190
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(c)(d)(e)(g)	1,695	271,200
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(c)	1,200	1,292,280
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,831,230

		32,904,614

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,151,100

Maryland – 0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25-9/01/26	2,000	2,306,340

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Anne Arundel MD Series 2013 5.00%, 4/01/20	$4,415	$4,567,847
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,967,636
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/26	13,345	16,380,721
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,201,500

		26,424,044

Massachusetts – 1.8%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/20	13,465	14,086,948
Series 2016B 5.00%, 7/01/23	3,865	4,405,134
Series 2019B 5.00%, 1/01/21(b)	15,755	16,639,958
AGM Series 2006C 2.431% (CPIYOYX + 0.88%), 11/01/19(i)	1,815	1,818,340
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fed Hwy Grant) Series 2013 5.00%, 6/15/20	1,040	1,083,202
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/25-10/01/33(b)	15,375	18,504,153
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25-7/01/29	36,330	44,016,766
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/28-7/01/33	7,525	8,918,258
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	2,955,247

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	$10,680	$11,890,173

		124,318,179

Michigan – 4.1%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/19-7/01/20	20,980	21,374,498
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24-7/01/25	12,505	14,718,971
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,378,339
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	506,360
3.60%, 10/01/21	500	511,130
3.80%, 10/01/22	500	518,510
3.875%, 10/01/23	2,000	2,096,800
4.00%, 10/01/24	3,000	3,186,570
4.50%, 10/01/29	12,065	12,923,907
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	45,832,331
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,355	62,507,398
Michigan Finance Authority (Public Lighting Authority) 5.00%, 7/01/30	1,580	1,744,209
Series 2014B 5.00%, 7/01/27-7/01/31	7,450	8,271,332
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,174,236

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.50%, 12/01/26-12/01/27	$7,220	$8,720,015
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/24-6/30/28	31,630	37,277,963
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,366,092
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	11,739,952
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,727,632
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,804,131
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)(c)	1,190	1,215,121
5.00%, 11/15/21-11/15/23	6,125	6,242,296
5.00%, 11/15/22 (Pre-refunded/ETM)(c)	4,380	4,472,462
5.00%, 11/15/23 (Pre-refunded/ETM)(c)	2,405	2,455,769

		274,766,024

Minnesota – 0.1%
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,163,991

Missouri – 0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25-3/01/28	2,820	3,221,032
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/19	1,295	1,324,720
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,064,607

		7,610,359

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	$15,015	$17,809,801

Nebraska – 0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	57,465	63,698,803

Nevada – 1.8%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	20,659,910
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,566,701
Series 2016D 5.00%, 6/15/24	26,915	31,020,345
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,252,987
County of Clark NV Series 2016B 5.00%, 11/01/19	4,160	4,243,075
Series 2017 5.00%, 6/01/24	6,530	7,607,124
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,460,476
Las Vegas Valley Water District Series 2016B 5.00%, 6/01/28	4,590	5,527,599
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,275,410

		122,613,627

New Hampshire – 0.0%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/27(a)	2,250	2,287,710

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 7.0%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(c)	$4,640	$4,858,266
5.50%, 9/01/21 (Pre-refunded/ETM)(c)	990	1,061,894
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,729,415
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(c)	1,530	1,578,119
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,792,773
5.50%, 9/01/21	370	392,174
Series 2011G 5.00%, 9/01/20	290	302,270
Series 2013 5.00%, 3/01/20	13,965	14,348,758
Series 2014P 5.00%, 6/15/20	1,425	1,476,386
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	14,937,842
Series 2015X 5.00%, 6/15/19	10,585	10,655,073
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	36,129,973
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,468,232
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,155,442
5.50%, 1/01/26-1/01/27	2,000	2,279,910
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21-10/01/25	9,515	10,524,154
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,087,995

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21	$3,750	$3,943,126
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	44,100	45,894,482
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/28	13,130	15,209,452
Series 2018A 5.00%, 6/15/29	3,035	3,466,759
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	1,525	1,760,002
Series 2006A 5.25%, 12/15/20	3,730	3,934,404
5.50%, 12/15/21	6,155	6,688,823
Series 2011B 5.00%, 6/15/20	1,310	1,357,239
Series 2013A 5.00%, 6/15/20	3,960	4,102,798
Series 2018A 5.00%, 12/15/29-12/15/30	44,390	50,969,762
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,148,681
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	87,190,173
Series 2014C 5.00%, 1/01/24	14,720	16,893,997
Series 2017A 5.00%, 1/01/29	7,235	8,714,630
Series 2017B 5.00%, 1/01/29-1/01/31	39,985	48,724,593
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,891,049

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/19-6/01/28	$24,625	$27,265,996

		469,934,642

New York – 13.1%
City of New York NY Series 2009C 5.00%, 8/01/20-8/01/22	15,190	15,364,846
Series 2010B 5.00%, 8/01/19	12,225	12,365,587
Series 2013I 5.00%, 8/01/19	7,260	7,343,490
Series 2014A 5.00%, 8/01/27	1,130	1,308,427
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	13,431,518
Series 2015B 5.00%, 8/01/23	6,370	7,264,666
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,692,068
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,569,630
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,812,480
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	61,416,313
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)(c)	3,335	3,752,209
5.00%, 11/15/26	2,730	3,004,720
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,988,826
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,861,443
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,670,684
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,927,800
Series 2017C 5.00%, 11/15/27-11/15/33	79,840	95,501,844
Series 2018B 5.00%, 5/15/20	34,840	36,072,291
AGC Series 2003B 5.25%, 11/15/20	8,415	8,897,011

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	$4,505	$5,025,237
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31-7/15/32	53,935	66,209,281
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	37,441,817
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	25,078,449
Series 2012A 5.00%, 8/01/25	12,345	13,679,371
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	61,965,834
Series 2012E 5.00%, 11/01/21	8,545	9,293,627
Series 2017 5.00%, 11/01/26	5,570	6,816,733
Series 2017A 5.00%, 8/01/33	4,860	5,823,058
Series 2017B 5.00%, 8/01/31	13,675	16,555,092
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	25,356,376
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,193,116
Series 2012A 5.00%, 12/15/22	20,745	23,312,609
Series 2012B 5.00%, 3/15/22	21,800	23,974,332
Series 2013A 5.00%, 2/15/20	4,635	4,775,348
Series 2014C 5.00%, 3/15/27	2,015	2,325,129

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	$17,940	$19,765,933
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,063,462
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	71,708,832
Series 2013D 5.00%, 3/15/23	32,000	36,213,760
Series 2016A 5.00%, 3/15/24	4,010	4,654,407
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,135,793
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	74,370	88,164,707
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,753,676

		880,531,832

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,928,000
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,074,825

		16,002,825

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28-6/01/30	5,000	5,777,740

Ohio – 3.7%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,776,665

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26-8/01/28	$20,420	$24,394,558
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	98,644,509
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26-2/15/27	5,455	6,240,658
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/31	1,000	1,203,940
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22-12/01/23	3,470	3,860,037
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(c)	2,330	2,330,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(c)	6,325	6,325,000
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	60,753,396
State of Ohio Major New State Infrastrucure Project Series 20181 4.00%, 12/15/19	19,880	20,220,147
5.00%, 12/15/20	8,675	9,175,808
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,080,440
University of Toledo Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,715,888

		247,721,046

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,736,528

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	$1,875	$2,033,194

		11,769,722

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,644,692
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24(c)	1,000	1,112,450
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,461,355
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(c)	4,025	4,104,655
5.00%, 11/01/22 (Pre-refunded/ETM)(c)	3,120	3,181,745
5.00%, 11/01/23 (Pre-refunded/ETM)(c)	1,115	1,137,066
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/21-11/01/23	10,275	10,474,564
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,865,769

		33,982,296

Pennsylvania – 7.5%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,996,965
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(c)	2,120	2,120,000
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	4,703,256

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2017A 5.00%, 8/01/27-8/01/32	$46,290	$54,681,027
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,491,804
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	18,419,501
Series 2011A 5.00%, 6/15/19	4,025	4,050,076
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	17,425	20,656,651
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	11,159,471
Series 2017 5.00%, 1/01/25-1/01/27	130,480	153,749,155
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,780,180
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27-12/01/32	5,000	5,467,345
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/26-9/01/30	10,650	12,823,163
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	58,884,042
Pennsylvania Turnpike Commission 5.00%, 12/01/29-12/01/30	13,890	17,001,977
Series 2009B 5.00%, 6/01/19	10,000	10,054,000
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,455,814

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017B 5.00%, 6/01/28-6/01/30	$13,255	$15,628,174
Series 2019 5.00%, 12/01/22(b)	5,250	5,732,423
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/19-9/01/20	21,700	22,419,603
5.125%, 9/01/22	9,080	9,485,876
School District of Philadelphia (The) Series 2016D 5.00%, 9/01/24	8,360	9,512,844
Series 2016F 5.00%, 9/01/23-9/01/24	29,155	33,098,374
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)(c)	3,870	3,991,712
5.00%, 3/01/23-3/01/24	2,830	2,912,826
5.00%, 3/01/24 (Pre-refunded/ETM)(c)	5,545	5,719,390

		504,995,649

Puerto Rico – 0.7%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 7/01/29	125	142,189
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	5,150	5,786,540
NATL Series 2007V 5.25%, 7/01/35	150	159,807
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	4,260	4,664,615
AGC Series 2007C 5.50%, 7/01/31	510	585,286
AGC Series 2007N 5.25%, 7/01/34-7/01/36	10,525	11,738,268
NATL Series 2005L 5.25%, 7/01/35	500	531,585
NATL Series 2007N 5.25%, 7/01/32	1,050	1,125,674
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	3,250	3,611,335

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)(c)	$10,315	$10,443,937
Series 2018A Zero Coupon, 7/01/24(c)	8,469	7,110,826

		45,900,062

Rhode Island – 0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,607,637
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(c)	5,780	6,665,438
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,563,570
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	15,798,721

		36,635,366

South Carolina – 1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/21	1,185	1,282,976
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	48,725	52,658,569
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,099,620
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30-12/01/34	2,435	2,795,146

		64,836,311

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29-9/01/30	7,025	8,354,473

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.9%
County of Shelby TN Series 2019A 5.00%, 4/01/21	$1,320	$1,409,760
Tennergy Corp./TN Series 2019A 5.00%, 2/01/50	5,445	6,200,385
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,258,037
Series 2017A 4.00%, 5/01/48	50,910	53,846,489

		63,714,671

Texas – 8.4%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,061,316
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	275	278,369
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,075,698
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,510,613
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,964,775
Series 2015 5.00%, 2/15/21	3,240	3,440,783
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,910,048
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	19,190,060
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,329,830
City of Houston TX Airport System Revenue Series 2018B 5.00%, 7/01/30	6,160	7,571,256

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	$6,400	$6,595,840
Series 2018 5.00%, 7/15/28	9,135	10,643,463
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	28,417,427
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,147,149
City of San Antonio TX Electric & Gas Systems Revenue Series 2018 5.00%, 2/01/28	6,825	8,506,748
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	5,840,199
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	18,623,391
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,488,071
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	18,882,654
Series 2014A 5.25%, 11/01/28	11,585	13,193,577
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,462,194
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	94,624,832
Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	7,155	7,824,100
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,711,862
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26-10/15/31	3,220	3,715,329

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	$10,680	$11,094,704
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	1,130	1,197,958
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25-8/15/28	7,250	8,717,145
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)(c)	5,000	5,402,150
5.25%, 9/01/25 (Pre-refunded/ETM)(c)	18,130	19,694,982
5.25%, 9/01/26 (Pre-refunded/ETM)(c)	17,810	19,347,359
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21-1/01/24	16,745	18,409,034
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,193,353
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	22,019,632
Series 2013E 5.00%, 5/15/25	3,000	3,384,660
Spring Branch Independent School District Series 2015A 5.00%, 2/01/24	3,215	3,710,174
Series 2015B 5.00%, 2/01/24	4,855	5,602,767
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	8,757,660
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	36,149,915
5.00%, 10/01/23 (Pre-refunded/ETM)(c)	5,500	5,943,300
5.00%, 10/01/24 (Pre-refunded/ETM)(c)	5,440	5,878,464
5.00%, 10/01/25 (Pre-refunded/ETM)(c)	3,025	3,268,815

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 10/01/23	$13,680	$15,668,662
Series 2015A 5.00%, 10/01/23	10,615	12,158,103
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,371,708
University of Houston Series 2017A 5.00%, 2/15/21	8,060	8,568,747
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,676,805

		568,225,681

Utah – 0.1%
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,123,453
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,380,783

		7,504,236

Virginia – 0.4%
County of Fairfax VA Series 2019A 4.00%, 10/01/22	7,220	7,829,151
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,895,034
Series 2015B 5.00%, 9/01/21	13,065	14,128,491

		26,852,676

Washington – 6.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,236,048
Series 2011B 5.00%, 7/01/21	5,000	5,348,750
5.25%, 7/01/22	3,670	3,947,782

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	$3,910	$4,044,934
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	5,177,816
Series 2016C 5.00%, 10/01/21	11,130	12,069,149
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	9,510	10,207,826
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	510	521,439
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,831,160
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(c)	1,160	1,228,278
5.00%, 1/01/23 (Pre-refunded/ETM)	3,255	3,449,519
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19-7/01/21	49,105	50,462,672
Series 2016A 5.00%, 7/01/25	20,670	24,666,544
Series 2017A 5.00%, 7/01/28-7/01/29	19,545	24,090,029
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,826,476
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,968,470
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,700,994
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,038,913
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,069,294
Series 2015C 5.00%, 4/01/21-4/01/23	4,320	4,727,210
Series 2018A 5.00%, 5/01/25	8,320	9,667,674

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018B 5.00%, 5/01/25	$4,695	$5,455,496
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,922,200
State of Washington Series 2012 5.00%, 7/01/22-7/01/23	27,935	30,952,934
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	25,148,252
Series 20152 5.00%, 7/01/23	9,895	11,277,826
Series 2015A-1 5.00%, 8/01/23	8,010	9,149,422
Series 2015B 5.00%, 2/01/22	4,480	4,906,317
State of Washington (State of Washington COP) Series 2015C 5.00%, 7/01/21-7/01/23	26,825	29,883,017
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,690	40,162,272
Series 2013C 5.00%, 9/01/19	6,060	6,145,810
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	36,950,530
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25-8/15/30	15,880	18,254,589

		407,489,642

West Virginia – 0.2%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19-6/15/21	11,965	12,460,606
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	3,830	3,759,336

		16,219,942

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.1%
State of Wisconsin Series 2019A 5.00%, 5/01/25-5/01/29	$57,500	$70,100,400
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,098,520
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)	770	770,146
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,140,230

		73,109,296

Total Long-Term Municipal Bonds (cost $6,302,212,038)		6,496,286,866

Short-Term Municipal Notes – 1.0%
Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2014B 1.46%, 10/01/24(j)	8,860	8,860,000

Texas – 0.8%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 1.51%, 11/01/29(j)	56,000	56,000,000

Total Short-Term Municipal Notes (cost $64,860,000)		64,860,000

Total Municipal Obligations (cost $6,367,072,038)		6,561,146,866

GOVERNMENTS - TREASURIES – 1.5%
United States – 1.5%
U.S. Treasury Notes 2.125%, 11/30/23(f)	4,000	3,977,500
2.50%, 5/31/20(f)	1,500	1,501,875

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

2.625%, 2/15/29(f)	$93,637	$95,363,432

Total Governments - Treasuries (cost $99,540,525)		100,842,807

SHORT-TERM INVESTMENTS – 1.6%
U.S. Treasury Bills – 1.6%
U.S. Treasury Bill Zero Coupon, 4/02/19	99,327	99,320,282
Zero Coupon, 4/25/19(f)	8,500	8,486,797

Total Short-Term Investments (cost $107,807,073)		107,807,079

Total Investments – 100.4% (cost $6,574,419,636)		6,769,796,752
Other assets less liabilities – (0.4)%		(25,196,269)

Net Assets – 100.0%		$6,744,600,483

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	505	$(63,882)	$(51,259)	$(12,623)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,677	(212,141)	(219,605)	7,464
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,192	(656,788)	(518,837)	(137,951)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	112	(14,168)	(14,224)	56
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	277	(35,041)	(28,376)	(6,665)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,451	(436,264)	(353,950)	(82,314)

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	3,414	$(431,871)	$(430,692)	$(1,179)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	647	(81,846)	(84,371)	2,525
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	4,500	(569,250)	(436,477)	(132,773)

						$(2,501,251)	$(2,137,791)	$(363,460)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	123,114	8/31/20	2.235%	CPI	#	Maturity	$(1,533,865)
Barclays Bank PLC	USD	123,114	9/04/20	2.248%	CPI	#	Maturity	(1,537,926)
Barclays Bank PLC	USD	131,082	9/20/20	2.263%	CPI	#	Maturity	(1,632,518)
Barclays Bank PLC	USD	115,780	10/15/20	2.208%	CPI	#	Maturity	(1,265,017)
Barclays Bank PLC	USD	67,128	10/15/20	2.210%	CPI	#	Maturity	(736,759)
Citibank, NA	USD	84,230	10/17/20	2.220%	CPI	#	Maturity	(932,138)
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI	#	Maturity	(1,503,115)

								$(9,141,338)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $50,471,225 or 0.7% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Non-income producing security.

(e)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	Illiquid security.

(h)	Defaulted matured security.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(j)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.2% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPIYOYX – Consumer Price Index Year Over Year Change

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

March 31, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
New York – 80.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,370,417
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,861,127
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,212,970
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,527,305
5.25%, 11/01/29	1,900	2,010,846
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,391,061
Series 2011A 5.00%, 8/01/26	14,275	15,364,040
Series 2011D-1 5.00%, 10/01/24	2,860	3,097,666
Series 2012I 5.00%, 8/01/22	2,320	2,576,360
Series 2013B 5.00%, 8/01/20	10,000	10,455,100
Series 2013E 5.00%, 8/01/20	1,730	1,808,732
Series 2013I 5.00%, 8/01/20	18,775	19,629,450
Series 20171 5.00%, 8/01/25	1,130	1,350,214
Series 2017C 5.00%, 8/01/23-8/01/24	5,870	6,825,873
Series 2018A 5.00%, 8/01/26	7,690	9,373,725
Series 2018E 5.00%, 8/01/24	6,335	7,398,393
Series 2019E 5.00%, 8/01/21	10,620	11,455,582

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/21-6/01/22	$10,660	$11,494,843
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,341,737
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,298,996
Series 2013A 5.00%, 4/01/19-4/01/20	5,610	5,691,073
Series 2014A 5.00%, 4/01/25	10,190	11,704,743
Series 2017C 5.00%, 10/01/26-10/01/27	22,095	26,957,630
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,666,043
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,479,106
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,210,118
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31-2/15/32	22,650	27,232,268
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)(b)	475	473,038
5.25%, 1/01/24(a)(b)	1,250	1,220,700
Metropolitan Transportation Authority 5.00%, 11/15/28	4,020	4,935,434
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,415,572
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,839,386
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,307,100
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,291,344
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,345,803

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)(a)	$925	$1,010,091
Series 2011C 5.00%, 11/15/24	1,965	2,125,403
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,459,950
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,668,257
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,729,975
Series 2012F 5.00%, 11/15/22	3,470	3,850,069
Series 2016C 5.00%, 11/15/34	4,480	4,599,482
Series 2016D 5.00%, 11/15/27	1,210	1,447,656
Series 2017B 5.00%, 11/15/26-11/15/27	7,460	9,026,227
Series 2017C 5.00%, 11/15/25-11/15/31	71,305	85,311,401
Series 2018B 5.00%, 5/15/20	39,770	41,176,665
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,819,948
Series 2017A 5.00%, 11/15/31	2,025	2,439,011
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,209,886
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,243,800
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	24,730	25,753,575
Series 2011HH 5.00%, 6/15/26	9,055	9,723,440
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	16,080,247
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,310,756

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015G 5.00%, 6/15/28	$11,465	$13,574,675
Series 2018AA 5.00%, 6/15/24	8,280	9,731,318
Series 2019D 5.00%, 6/15/24-6/15/25	4,640	5,331,517
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	4,760,296
Series 2012S 5.00%, 7/15/25	7,390	8,181,099
Series 2018S 5.00%, 7/15/31-7/15/32	18,040	22,068,346
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	3,770	3,974,070
Series 2011A-1 5.00%, 11/01/23	15,315	16,664,864
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	15,953,958
Series 2011C 5.00%, 11/01/20	9,480	9,993,152
Series 2012B 5.00%, 11/01/23-11/01/24	10,805	12,071,989
Series 2012D 5.00%, 11/01/20-11/01/23	29,575	32,174,584
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	12,511,064
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,677,522
Series 2014C 5.00%, 11/01/26	6,345	7,346,812
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	10,892,356
Series 2015C 5.00%, 11/01/20-11/01/26	23,000	26,927,990
Series 2016B 5.00%, 8/01/31	2,150	2,555,942
Series 2017 5.00%, 11/01/26	4,175	5,109,490
Series 2017A 5.00%, 8/01/21	1,740	1,878,156

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017F 5.00%, 5/01/32	$1,220	$1,462,963
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,782,702
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,026,995
New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,246,591
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,372,219
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(a)	1,290	1,416,317
5.00%, 2/15/23 (Pre-refunded/ETM)(a)	865	949,701
5.00%, 2/15/24 (Pre-refunded/ETM)(a)	815	894,805
5.00%, 2/15/25 (Pre-refunded/ETM)(a)	880	966,170
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,425,998
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,335,622
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,099,428
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	32,850,884
Series 2015A 5.00%, 3/15/21-3/15/23	13,835	14,909,098
Series 2018E 5.00%, 3/15/29	5,155	6,511,023
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,331,394
Series 2019A 5.00%, 7/01/32	2,975	3,724,819

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(c)	$4,600	$5,270,891
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,308,506
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21	5,905	6,445,957
Series 2012B 5.00%, 3/15/22	3,905	4,294,485
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	20,039,664
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,813,352
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	16,645,818
Series 2015B 5.00%, 2/15/23	1,160	1,309,686
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	6,023,858
Series 2016D 5.00%, 2/15/21	5,970	6,353,692
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,747,650
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,743,528
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 3.75%, 12/01/44(c)	1,075	1,081,880
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,357,232
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,404,405

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21-4/01/25	$26,175	$28,590,177
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,581,296
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	23,560	23,625,261
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,064,929
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	38,758,764
Series 2018L 5.00%, 1/01/20	3,780	3,878,696
AGM Series 2012I 5.00%, 1/01/25	5,155	5,582,607
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,691,584
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	9,945	10,274,876
Series 2016A 5.00%, 3/15/21-3/15/28	28,805	32,866,727
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19-8/01/31	32,020	33,287,801
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/30	26,490	31,214,279
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,889,481
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	3,400	3,474,018

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	$11,580	$13,130,852
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,121,460
Series 2011O 5.00%, 10/15/21	5,215	5,637,206
Series 2013-178 5.00%, 12/01/23	10,480	11,973,086
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,278,082
Series 2014-1 5.00%, 10/15/23	3,455	3,935,176
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	13,740,422
Series 2015E 5.00%, 10/15/22-10/15/26	16,390	18,998,013
Series 2017 5.00%, 10/15/28	6,925	8,371,702
Series 20182 5.00%, 9/15/27	9,310	11,433,239
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19-10/15/26	20,810	23,271,536
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22-2/15/23	11,660	12,599,541
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	7,000	7,676,690
Series 2012B 5.00%, 11/15/21-11/15/23	25,760	28,656,509
Series 2013A 5.00%, 11/15/28	5,000	5,622,050
Series 2013B 5.00%, 11/15/20-11/15/22	10,970	12,102,836
Series 2016A 5.00%, 11/15/24	8,120	9,622,200
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,046,030
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	3,000	3,241,920

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	$34,825	$39,967,586

		1,468,332,799

Alabama – 0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	5,935	6,320,775
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	10,000	10,678,800

		16,999,575

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(c)	1,055	1,097,337

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	2,400	2,417,352

California – 0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,690	3,698,708

Colorado – 0.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	2,425	2,601,686

Connecticut – 1.5%
State of Connecticut Series 2018B 5.00%, 4/15/25	14,565	16,900,935
Series 2018C 5.00%, 6/15/27	4,690	5,606,848
Series 2018F 5.00%, 9/15/27	4,025	4,828,833

		27,336,616

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	$1,500	$1,578,000

Florida – 0.4%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,714,893
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/26(d)	3,000	3,535,530
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	65	65,643
Series 2010A-2 6.125%, 5/01/35(a)	170	171,870
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 8/01/26	1,000	1,154,610

		6,642,546

Guam – 0.5%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/20	870	880,884
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28-7/01/31	4,250	4,852,910
Guam Power Authority Series 2017A 5.00%, 10/01/25-10/01/27	3,945	4,521,398

		10,255,192

Illinois – 3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	8,717,165
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,349,641
Series 2017B 5.00%, 12/15/28	2,000	2,257,400

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	$13,135	$13,915,179
Series 2013 5.50%, 7/01/25	7,435	8,074,261
Series 2014 5.00%, 5/01/24	2,540	2,761,564
Series 2016 5.00%, 2/01/24	4,200	4,551,834
Series 2017A 5.00%, 12/01/24	2,060	2,254,876
Series 2017D 5.00%, 11/01/23-11/01/24	13,005	14,155,023
Series 2018A 5.00%, 10/01/24	2,910	3,179,437
Series 2018B 5.00%, 5/01/24	1,405	1,527,558
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(e)(f)(g)	1,307	261,400

		67,005,338

Indiana – 0.3%
Indiana Bond Bank Series 2007A 5.25%, 10/15/21	5,885	6,347,502

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22(d)	3,270	3,290,012

Louisiana – 0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(a)(e)(f)(g)	1,155	311,850

Michigan – 1.2%
City of Detroit MI 5.00%, 4/01/29-4/01/32	1,255	1,364,395
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,334,746

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/29-6/30/32	$14,290	$17,005,255

		21,704,396

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	12,000	13,301,760

New Jersey – 3.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,461,793
Series 2013 5.00%, 3/01/21-3/01/28	3,945	4,184,255
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	25,187,642
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24-6/15/27	10,000	11,449,350
Series 2018A 5.00%, 6/15/28	11,630	13,389,386
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,328,039
Series 2012A 5.00%, 6/15/22	1,000	1,081,650
Series 2018A 5.00%, 12/15/30	3,350	3,812,501
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,293,798

		70,188,414

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,305	1,305,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(a)	$1,650	$1,650,000

		2,955,000

Pennsylvania – 1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23-7/01/24	3,775	4,178,612
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/21	11,405	11,903,171
5.25%, 9/01/23	2,435	2,547,716

		18,629,499

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,390	1,561,804
NATL Series 2007V 5.25%, 7/01/29	255	274,882
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/34-7/01/36	3,095	3,452,375
NATL Series 2005L 5.25%, 7/01/35	135	143,528
NATL Series 2007N 5.25%, 7/01/32	275	294,819
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(a)	2,294	1,926,111

		7,653,519

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	6,440	6,959,901

Tennessee – 1.3%
Tennergy Corp./TN Series 2019A 5.00%, 2/01/50	4,615	5,255,239

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$17,375	$18,550,071

		23,805,310

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	1,750	2,038,978
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(c)	4,540	4,716,288

		6,755,266

Washington – 0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	11,712,411

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	970	952,104

Total Municipal Obligations (cost $1,749,874,819)		1,802,532,093

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.50%, 5/31/20(h) (cost $3,595,189)	3,600	3,604,500

SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bills – 0.3%
U.S. Treasury Bill Zero Coupon, 4/02/19 (cost $4,999,670)	5,000	4,999,662

Total Investments – 99.0% (cost $1,758,469,678)		1,811,136,255
Other assets less liabilities – 1.0%		17,977,413

Net Assets – 100.0%		$1,829,113,668

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	169	$(21,378)	$(17,154)	$(4,224)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	560	(70,841)	(73,333)	2,492
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,734	(219,351)	(173,279)	(46,072)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	93	(11,765)	(9,527)	(2,238)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,151	(145,506)	(118,052)	(27,454)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,142	(144,463)	(144,069)	(394)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	37	(4,681)	(4,699)	18
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,503	(190,129)	(145,783)	(44,346)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	216	(27,324)	(28,167)	843

						$(835,438)	$(714,063)	$(121,375)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,206	8/31/20	2.235%	CPI#	Maturity	$(625,512)
Barclays Bank PLC	USD	50,207	9/04/20	2.248%	CPI#	Maturity	(627,180)
Barclays Bank PLC	USD	1,832	9/20/20	2.263%	CPI#	Maturity	(22,816)
Barclays Bank PLC	USD	31,666	10/15/20	2.208%	CPI#	Maturity	(345,984)
Barclays Bank PLC	USD	938	10/15/20	2.210%	CPI#	Maturity	(10,295)
Citibank, NA	USD	23,030	10/17/20	2.220%	CPI#	Maturity	(254,863)
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI#	Maturity	(612,970)

							$(2,499,620)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	$1,250,000	$1,220,700	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	475,000	473,038	0.03%

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $18,057,766 or 1.0% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	Illiquid security.

(f)	Non-income producing security.

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

(g)	Defaulted matured security.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,281,631,291		$6,769,796,752		$1,811,136,255
Cash	4,255,197		– 0	–	7,508,729
Cash collateral due from broker	– 0	–	1,200,000		– 0	–
Receivables:
Interest	17,835,523		82,547,613		23,183,432
Capital shares sold	2,726,090		17,797,057		1,190,402

Total assets	1,306,448,101		6,871,341,422		1,843,018,818

Liabilities
Due to custodian	– 0	–	1,798,449		– 0	–
Payables:
Dividends to shareholders	850,971		4,902,474		1,259,587
Investment securities purchased	34,396,887		95,203,676		6,743,920
Capital shares redeemed	672,479		9,879,112		1,663,488
Management fee	443,284		1,949,268		621,536
Shareholder servicing fee	98,522		457,927		137,820
Transfer Agent fee	4,501		166,044		7,150
Distribution fee	22,215		90,327		51,276
Accrued expenses	72,908		651,073		85,315
Unrealized depreciation of inflation swaps	1,743,932		9,141,338		2,499,620
Market value on credit default swaps(a)	598,276		2,501,251		835,438

Total liabilities	38,903,975		126,740,939		13,905,150

Net Assets	$1,267,544,126		$6,744,600,483		$1,829,113,668

Cost of investments	$1,245,278,968		$6,574,419,636		$1,758,469,678

Net Assets Consist of:
Capital stock, at par	$88,902		$468,969		$130,747
Additional paid-in capital	1,253,268,749		6,620,745,148		1,799,951,255
Distributable earnings	14,186,475		123,386,366		29,031,666

	$1,267,544,126		$6,744,600,483		$1,829,113,668

(a)	Net premiums received of $518,787, $2,137,791 and $714,063, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class
Net Assets	$1,165,321,318	$5,413,818,647	$1,634,230,804
Shares of capital stock outstanding	81,732,111	376,470,135	116,812,263

Net asset value, offering and redemption price per share	$14.26	$14.38	$13.99

Class A Shares
Net Assets	$62,898,871	$219,667,613	$120,809,924
Shares of capital stock outstanding	4,411,272	15,264,780	8,638,026

Net asset value and redemption price per share	$14.26	$14.39	$13.99
Sales charge—3.00% of public offering price	0.44	0.45	0.43

Maximum offering price	$14.70	$14.84	$14.42

Class B Shares
Net Assets		$7,082
Shares of capital stock outstanding		492.33

Net asset value and offering price per share		$14.38

Class C Shares
Net Assets	$11,236,216	$51,392,504	$29,652,294
Shares of capital stock outstanding	788,207	3,572,598	2,119,900

Net asset value and offering price per share	$14.26	$14.39	$13.99

Advisor Class Shares
Net Assets	$28,087,721	$215,791,670	$44,420,646
Shares of capital stock outstanding	1,969,921	15,017,507	3,177,039

Net asset value and offering price per share	$14.26	$14.37	$13.98

Class Z Shares(a)
Net Assets		$843,922,967
Shares of capital stock outstanding		58,643,968

Net asset value and offering price per share		$14.39

(a)	Commenced distributions on July 2, 2018.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$17,863,281		$95,866,584	$25,669,522

Total income	17,863,281		95,866,584	25,669,522

Expenses:
Management fee (see Note 2A)	2,606,161		11,411,058	3,626,696
Shareholder servicing fee (see Note 2B)	579,708		2,665,239	805,424
Custodian fee	90,659		142,661	99,051
Transfer Agent fee – Non-Retail Class	13,587		61,472	19,665
Transfer Agent fee – Class A	12,682		196,212	22,865
Transfer Agent fee – Class B	– 0	–	17	– 0	–
Transfer Agent fee – Class C	2,304		48,604	5,999
Transfer Agent fee – Advisor Class	4,328		329,750	7,015
Transfer Agent fee – Class Z	– 0	–	70,227	– 0	–
Distribution fees – Class A	80,378		271,307	152,261
Distribution fees – Class B	– 0	–	38	– 0	–
Distribution fees – Class C	57,109		267,189	155,002
Directors’ fees and expenses	21,076		112,328	30,155
Auditing and tax fees	21,663		95,659	29,282
Printing fees	12,467		104,108	24,596
Legal fees	19,841		92,019	27,387
Registration fees	12,382		82,008	26,583
Miscellaneous	40,953		69,718	34,595

Total expenses	3,575,298		16,019,614	5,066,576

Net investment income	14,287,983		79,846,970	20,602,946

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	428,046		(13,597,388)	(1,241,797)
Swaps	74,736		298,862	104,203

Net realized gain (loss) on investment transactions	502,782		(13,298,526)	(1,137,594)

Net change in unrealized appreciation/depreciation of:
Investments	25,370,735		177,393,353	43,793,660
Swaps	(1,855,771)		(9,738,106)	(2,682,649)

Net change in unrealized appreciation/depreciation of investments	23,514,964		167,655,247	41,111,011

Net realized and unrealized gain on investment transactions	24,017,746		154,356,721	39,973,417

Net Increase in Net Assets Resulting from Operations	$38,305,729		$234,203,691	$60,576,363

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,287,983	$28,028,423
Net realized gain (loss) on investment transactions	502,782	(1,010,266)
Net change in unrealized appreciation/depreciation of investments	23,514,964	(29,578,881)

Net increase (decrease) in net assets resulting from operations	38,305,729	(2,560,724)
Distributions to Shareholders
Municipal Class	(13,407,226)	(25,877,643)
Class A	(678,278)	(1,705,954)
Class C	(77,686)	(173,834)
Advisor Class	(258,010)	(387,935)

Total distributions to shareholders	(14,421,200)	(28,145,366)

Capital-Share Transactions:
Net proceeds from sales of shares	116,207,853	291,440,533
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,200,370	22,665,506

Total proceeds from shares sold	126,408,223	314,106,039
Cost of shares redeemed	(183,649,312)	(246,311,613)

Net increase (decrease) in net assets from capital-share transactions	(57,241,089)	67,794,426

Net increase (decrease) in net assets	(33,356,560)	37,088,336
Net Assets:
Beginning of period	1,300,900,686	1,263,812,350

End of period	$1,267,544,126	$1,300,900,686

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$79,846,970	$154,565,535
Net realized loss on investment transactions	(13,298,526)	(866,370)
Net change in unrealized appreciation/depreciation of investments	167,655,247	(188,681,784)

Net increase (decrease) in net assets resulting from operations	234,203,691	(34,982,619)
Distributions to Shareholders
Municipal Class	(64,573,004)	(121,945,462)
Class A	(2,243,351)	(5,519,314)
Class B	(40)	(270)
Class C	(352,215)	(764,082)
Advisor Class	(4,168,199)	(25,331,563)
Class Z(a)	(8,842,840)	(1,592,654)

Total distributions to shareholders	(80,179,649)	(155,153,345)

Capital-Share Transactions:
Net proceeds from sales of shares	1,146,542,820	2,036,799,786
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	57,614,377	127,812,572

Total proceeds from shares sold	1,204,157,197	2,164,612,358
Cost of shares redeemed	(1,608,884,921)	(1,936,058,517)

Net increase (decrease) in net assets from capital-share transactions	(404,727,724)	228,553,841

Net increase (decrease) in net assets	(250,703,682)	38,417,877
Net Assets:
Beginning of period	6,995,304,165	6,956,886,288

End of period	$6,744,600,483	$6,995,304,165

(a)	Commenced distribution on July 2, 2018

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended 3/31/19 (unaudited)		Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,602,946		$40,078,668
Net realized loss on investment transactions	(1,137,594)		(396,194)
Net change in unrealized appreciation/depreciation of investments	41,111,011		(50,633,480)
Contributions from affiliates (see Note 2A)	– 0	–	603

Net increase (decrease) in net assets resulting from operations	60,576,363		(10,950,403)
Distributions to Shareholders
Municipal Class	(18,755,365)		(36,378,164)
Class A	(1,294,134)		(2,663,477)
Class B	– 0	–	(24)
Class C	(212,913)		(492,791)
Advisor Class	(445,111)		(751,035)

Total distributions to shareholders	(20,707,523)		(40,285,491)

Capital-Share Transactions:
Net proceeds from sales of shares	163,005,806		327,122,322
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	14,376,427		32,159,532

Total proceeds from shares sold	177,382,233		359,281,854
Cost of shares redeemed	(211,068,177)		(291,068,256)

Net increase (decrease) in net assets from capital-share transactions	(33,685,944)		68,213,598

Net increase in net assets	6,182,896		16,977,704
Net Assets:
Beginning of period	1,822,930,772		1,805,953,068

End of period	$1,829,113,668		$1,822,930,772

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2019 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge that declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of all Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Effective October 4, 2016 sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Effective August 30, 2018, sales of Class B shares of New York Municipal Portfolio to new and existing investors were suspended. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with

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U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an

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NOTES TO FINANCIAL STATEMENTS (continued)

impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions

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about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2019:

California Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,217,215,051		$36,707,634	(a)	$1,253,922,685
Short-Term Municipal Notes		– 0	–	11,116,411		– 0	–	11,116,411
Governments – Treasuries		– 0	–	10,592,601		– 0	–	10,592,601
Short-Term Investments		– 0	–	5,999,594		– 0	–	5,999,594

Total Investments in Securities		– 0	–	1,244,923,657		36,707,634		1,281,631,291
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(598,276)		– 0	–	(598,276)
Inflation (CPI) Swaps		– 0	–	(1,743,932)		– 0	–	(1,743,932)

Total	$	– 0	–	$1,242,581,449		$36,707,634		$1,279,289,083

Diversified Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,329,536,613		$166,750,253		$6,496,286,866
Short-Term Municipal Notes		– 0	–	64,860,000		– 0	–	64,860,000
Governments – Treasuries		– 0	–	100,842,807		– 0	–	100,842,807
Short-Term Investments		– 0	–	107,807,079		– 0	–	107,807,079

Total Investments in Securities		– 0	–	6,603,046,499		166,750,253		6,769,796,752
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(2,501,251)		– 0	–	(2,501,251)
Inflation (CPI) Swaps		– 0	–	(9,141,338)		– 0	–	(9,141,338)

Total	$	– 0	–	$6,591,403,910		$166,750,253		$6,758,154,163

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NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,787,492,045		$15,040,048		$1,802,532,093
Governments – Treasuries		– 0	–	3,604,500		– 0	–	3,604,500
Short-Term Investments		– 0	–	4,999,662		– 0	–	4,999,662

Total Investments in Securities		– 0	–	1,796,096,207		15,040,048		1,811,136,255
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(835,438)		– 0	–	(835,438)
Inflation (CPI) Swaps		– 0	–	(2,499,620)		– 0	–	(2,499,620)

Total	$	– 0	–	$1,792,761,149		$15,040,048		$1,807,801,197

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/18	$31,915,661		$31,915,661
Accrued discounts/(premiums)	(142,604)		(142,604)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	504,361		504,361
Purchases	4,430,216		4,430,216
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/19	$36,707,634		$36,707,634

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(b)	$504,361		$504,361

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Diversified Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/18	$148,218,121		$148,218,121
Accrued discounts/(premiums)	(728,653)		(728,653)
Realized gain (loss)	(54,443)		(54,443)
Change in unrealized appreciation/depreciation	1,114,649		1,114,649
Purchases	7,922,647		7,922,647
Sales	(321,246)		(321,246)
Transfers in to Level 3	10,599,178		10,599,178	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/19	$166,750,253		$166,750,253

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(b)	$1,061,205		$1,061,205

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2019. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio

	Fair Value at 3/31/19			Valuation Technique	Unobservable Input	Input
Long-Term Municipal Bonds	$	– 0	–	Qualitative Assessment		$ 0.00/N/A

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income

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tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2019, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded

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for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Repurchase Agreement

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.500%	0.450%	0.400%	0.350%

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	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolios’ current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve

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any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the year ended September 30, 2018, the Adviser reimbursed the New York Municipal Portfolio $603 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2019, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,075; Diversified Municipal Portfolio, $133,531; and New York Municipal Portfolio, $11,170.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

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C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B		Class C
California Municipal	N/A		$976,813
Diversified Municipal	– 0	–	810,100
New York Municipal	N/A		990,519

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

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E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C shares for the six months ended March 31, 2019, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$2		$17,301		N/A		$123
Diversified Municipal	– 0	–	19,806	$	– 0	–	626
New York Municipal	– 0	–	3,281		– 0	–	237

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$120,806,882	$7,121,481		$110,438,537	$45,158,678
Diversified Municipal	645,764,929	94,085,900		958,577,643	26,000,844
New York Municipal	131,294,124	– 0	–	111,619,366	25,160,182

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$37,279,611	$(2,750,709)	$34,528,902
Diversified Municipal	202,532,434	(16,660,116)	185,872,318
New York Municipal	54,742,361	(4,696,779)	50,045,582

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”)

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amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2019, the California Municipal Portfolio and Diversified Municipal Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2019, the California Municipal, Diversified Municipal and New York Municipal Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net

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amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of March 31, 2019, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the California Municipal, Diversified Municipal and New York Municipal Portfolios held credit default swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2019, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$1,743,932

Credit contracts			Market value on credit default swaps	598,276

Total				$2,342,208

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(300)	$(1,831,471)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	75,036	(24,300)

Total		$74,736	$(1,855,771)

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Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$9,141,338

Credit contracts			Market value on credit default swaps	2,501,251

Total				$11,642,589

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(13,120)	$(9,605,428)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	311,982	(132,678)

Total		$298,862	$(9,738,106)

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$2,499,620

Credit contracts			Market value on credit default swaps	835,438

Total				$3,335,058

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$(2,638,342)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		104,203		(44,307)

Total			$104,203		$(2,682,649)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2019:

California Municipal Portfolio
Inflation Swaps:
Average notional amount	$139,675,571
Credit Default Swaps:
Average notional amount of sale contracts	$4,530,000

Diversified Municipal Portfolio
Inflation Swaps:
Average notional amount	$732,467,429
Centrally Cleared Interest Rate Swaps:
Average notional amount	$94,180,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$18,939,286

(a)	Positions were open for less than one month during the period.

New York Municipal Portfolio
Inflation Swaps:
Average notional amount	$201,388,286
Credit Default Swaps:
Average notional amount of sale contracts	$6,325,714

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2019. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,283,694	$	– 0	–	$	– 0	–	$(1,283,694)		$	– 0	–
Citibank, NA	181,824		– 0	–		– 0	–	(181,824)			– 0	–
Citigroup Global Markets, Inc.	192,281		– 0	–		– 0	–	– 0	–		192,281
Credit Suisse International	269,882		– 0	–		– 0	–	(254,618)			15,264
Goldman Sachs International	136,113		– 0	–		– 0	–	– 0	–		136,113
JPMorgan Chase Bank, NA	278,414		– 0	–		– 0	–	(265,331)			13,083

Total	$2,342,208	$	– 0	–	$	– 0	–	$(1,985,467)			$356,741	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$6,706,085	$	– 0	–	$	– 0	–	$(6,706,085)	$	– 0	–
Citibank, NA	932,138		– 0	–		– 0	–	(932,138)		– 0	–
Citigroup Global Markets, Inc.	276,023		– 0	–		– 0	–	(276,023)		– 0	–
Credit Suisse International	1,574,132		– 0	–		– 0	–	(1,574,132)		– 0	–
Goldman Sachs International	651,096		– 0	–		– 0	–	(651,096)		– 0	–
JPMorgan Chase Bank, NA	1,503,115		– 0	–		(1,200,000)		(167,709)		135,406

Total	$11,642,589	$	– 0	–		$(1,200,000)		$(10,307,183)		$135,406	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,631,787	$	– 0	–	$	– 0	–	$(1,630,836)	$951
Citibank, NA	254,863	– 0	–	– 0	–	(254,863)	– 0	–
Citigroup Global Markets, Inc.	92,219	– 0	–	– 0	–	– 0	–	92,219
Credit Suisse International	525,766	– 0	–	– 0	–	(525,766)	– 0	–
Goldman Sachs International	217,453	– 0	–	– 0	–	(217,453)	– 0	–
JPMorgan Chase Bank, NA	612,970	– 0	–	– 0	–	(554,893)	58,077

Total	$3,335,058	$	– 0	–	$	– 0	–	$(3,183,811)	$151,247	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

California Municipal Portfolio	2018		2017
Distributions paid from:
Ordinary income	$533,704		$1,112,617
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	533,704		1,112,617
Tax exempt distributions	27,611,662		24,389,074

Total distributions paid	$28,145,366		$25,501,691

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$2,223,492		$6,527,462
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	2,223,492		6,527,462
Tax exempt distributions	152,929,853		129,890,739

Total distributions paid	$155,153,345		$136,418,201

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New York Municipal Portfolio	2018		2017
Distributions paid from:
Ordinary income	$515,596		$1,619,735
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	515,596		1,619,735
Tax exempt distributions	39,769,895	*	35,187,802

Total distributions paid	$40,285,491		$36,807,537

*	Restated

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(b)
California Municipal	$541,242	$(20,512,218)	$11,069,127	$(8,901,849)
Diversified Municipal	3,475,716	(48,162,943)	18,447,853	(26,239,374)
New York Municipal	964,880	(19,701,807)	9,011,639	(9,725,288)

(a)	Includes tax-exempt income as shown below:

California Municipal	$541,242
Diversified Municipal	3,475,716
New York Municipal	964,880

(b)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2018, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	2,635,116	$15,470,923	No expiration
Diversified Municipal	7,993,350	40,169,593	No expiration
New York Municipal	2,170,303	17,531,504	No expiration

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NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or

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the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal

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environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investment risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investment risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities.. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the

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Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

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In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to,

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fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

Share transactions for each Portfolio for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Municipal Class Shares
Shares sold	5,391,957	15,985,763	$75,832,932	$225,804,274

Shares issued to shareholders on reinvestment of dividends	684,165	1,500,856	9,601,883	21,173,562

Shares redeemed	(9,407,708)	(12,739,709)	(131,994,262)	(179,792,553)

Net increase (decrease)	(3,331,586)	4,746,910	$(46,559,447)	$67,185,283

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	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Class A Shares
Shares sold	1,600,141	2,796,217	$22,495,291	$39,562,960

Shares issued to shareholders on reinvestment of dividends	29,016	81,304	406,763	1,146,767

Shares converted from Class C	18,223	99,881	255,950	1,413,788

Shares redeemed	(2,774,752)	(3,258,052)	(38,833,019)	(46,006,579)

Net decrease	(1,127,372)	(280,650)	$(15,675,015)	$(3,883,064)

Class C Shares
Shares sold	70,118	149,774	$984,474	$2,124,211

Shares issued to shareholders on reinvestment of dividends	3,334	8,723	46,766	123,143

Shares converted to Class A	(18,229)	(99,911)	(255,950)	(1,413,788)

Shares redeemed	(116,931)	(397,566)	(1,639,758)	(5,626,797)

Net decrease	(61,708)	(338,980)	$(864,468)	$(4,793,231)

Advisor Class Shares
Shares sold	1,181,447	1,594,443	$16,639,206	$22,535,300

Shares issued to shareholders on reinvestment of dividends	10,322	15,764	144,958	222,034

Shares redeemed	(779,902)	(952,972)	(10,926,323)	(13,471,896)

Net increase	411,867	657,235	$5,857,841	$9,285,438

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Municipal Class Shares
Shares sold	41,322,901	78,882,659	$584,516,992	$1,122,474,091

Shares issued to shareholders on reinvestment of dividends and distributions	3,261,859	7,009,621	46,084,474	99,445,764

Shares redeemed	(58,137,519)	(68,506,419)	(820,304,490)	(971,848,143)

Net increase (decrease)	(13,552,759)	17,385,861	$(189,703,024)	$250,071,712

Class A Shares
Shares sold	2,911,797	3,660,504	$41,213,981	$52,044,231

Shares issued to shareholders on reinvestment of dividends and distributions	86,862	250,624	1,228,137	3,561,354

Shares converted from Class B	149	1,567	2,099	22,204

Shares converted from Class C	128,679	49,838	1,834,060	707,547

Shares redeemed	(3,901,107)	(11,629,547)	(55,085,018)	(165,268,546)

Net decrease	(773,620)	(7,667,014)	$(10,806,741)	$(108,933,210)

Class B Shares
Shares sold	22	42	$305	$600

Shares issued to shareholders on reinvestment of dividends and distributions	2	19	35	268

Shares converted to Class A	(149)	(1,568)	(2,099)	(22,204)

Net decrease	(125)	(1,507)	$(1,759)	$(21,336)

Class C Shares
Shares sold	233,074	184,406	$3,285,632	$2,633,099

Shares issued to shareholders on reinvestment of dividends and distributions	15,336	38,721	216,802	549,806

Shares converted to Class A	(128,756)	(49,858)	(1,834,060)	(707,547)

Shares redeemed	(556,008)	(1,272,858)	(7,840,811)	(18,094,749)

Net decrease	(436,354)	(1,099,589)	$(6,172,437)	$(15,619,391)

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	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Advisor Class Shares
Shares sold	6,066,263	26,560,004	$85,873,911	$376,685,615

Shares issued to shareholders on reinvestment of dividends and distributions	215,935	1,621,907	3,031,352	22,999,893

Shares redeemed	(45,523,436)	(54,594,981)	(639,514,774)	(772,293,531)

Net decrease	(39,241,238)	(26,413,070)	$(550,609,511)	$(372,608,023)

Class Z Shares(a)
Shares sold	30,482,791	34,080,802	$429,815,840	$482,232,399

Shares issued to shareholders on reinvestment of dividends and distributions	497,776	89,112	7,053,577	1,255,487

Shares redeemed	(5,952,579)	(553,934)	(84,303,669)	(7,823,797)

Net increase	25,027,988	33,615,980	$352,565,748	$475,664,089

(a)	Commenced distribution on July 2, 2018

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)	Year Ended 9/30/18

Municipal Class Shares
Shares sold	8,779,189	20,744,050	$120,904,398	$287,562,344

Shares issued to shareholders on reinvestment of dividends	966,047	2,134,412	13,283,189	29,527,551

Shares redeemed	(12,120,220)	(17,054,492)	(166,625,409)	(236,106,497)

Net increase (decrease)	(2,374,984)	5,823,970	$(32,437,822)	$80,983,398

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares			Amount
	Six Months Ended 3/31/19 (unaudited)		Year Ended 9/30/18	Six Months Ended 3/31/19 (unaudited)			Year Ended 9/30/18

Class A Shares
Shares sold	1,332,386		1,254,468		$18,294,703		$17,391,476

Shares issued to shareholders on reinvestment of dividends	50,813		125,164		698,432		1,731,992

Shares converted from Class B	– 0	–	100		– 0	–	1,379

Shares converted from Class C	30,257		56,338		418,002		776,966

Shares redeemed	(1,634,869)		(2,620,778)		(22,513,502)		(36,295,104)

Net decrease	(221,413)		(1,184,708)		$(3,102,365)		$(16,393,291)

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends	– 0	–	2	$	– 0	–	$25

Shares converted to Class A	– 0	–	(100)		– 0	–	(1,379)

Shares redeemed	– 0	–	(172)		– 0	–	(2,365)

Net increase (decrease)	– 0	–	(270)	$	– 0	–	$(3,719)

Class C Shares
Shares sold	56,399		120,841		$774,906		$1,679,012

Shares issued to shareholders on reinvestment of dividends	10,451		27,810		143,626		384,891

Shares converted to Class A	(30,257)		(56,338)		(418,002)		(776,966)

Shares redeemed	(380,969)		(671,090)		(5,219,372)		(9,288,646)

Net decrease	(344,376)		(578,777)		$(4,718,842)		$(8,001,709)

Advisor Class Shares
Shares sold	1,639,642		1,421,572		$22,613,797		$19,711,145

Shares issued to shareholders on reinvestment of dividends	18,271		37,271		251,180		515,073

Shares redeemed	(1,186,611)		(620,608)		(16,291,892)		(8,597,299)

Net increase	471,302		838,235		$6,573,085		$11,628,919

(a)	Class B was redeemed on August 30, 2018

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NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 13.99	$ 14.33	$ 14.59	$ 14.40		$ 14.49	$ 14.29

Income From Investment Operations

Net investment income†	.15	.28	.27	.28	^	.29	.30

Net realized and unrealized gain (loss) on investment transactions	.27	(.34)	(.26)	.19		(.09)	.20

Total from investment operations	.42	(.06)	.01	.47		.20	.50

Less: Dividends

Dividends from net investment income	(.15)	(.28)	(.27)	(.28)		(.29)	(.30)

Net asset value, end of period	$ 14.26	$ 13.99	$ 14.33	$ 14.59		$ 14.40	$ 14.49

Total Return

Total investment return based on net asset value(a)	3.01%	(.33)%	.04%	3.24	%^	1.41%	3.53%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$62,899	$77,469	$83,361	$92,258		$92,211	$117,157

Average net assets (000 omitted)	$64,479	$85,754	$85,429	$92,455		$105,062	$115,483

Ratio to average net assets of:

Expenses	.75%*	.75%	.76%	.83%		.83%+	.87%

Net investment income	2.09%*	1.98%	1.90%	1.89	%^	2.02%+	2.09%

Portfolio turnover rate	10%	38%	17%	12%		16%	10%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 13.98	$ 14.32	$ 14.59	$ 14.40		$ 14.49	$ 14.29

Income From Investment Operations

Net investment income†	.09	.17	.17	.17	^	.19	.20

Net realized and unrealized gain (loss) on investment transactions	.28	(.33)	(.28)	.19		(.09)	.20

Total from investment operations	.37	(.16)	(.11)	.36		.10	.40

Less: Dividends

Dividends from net investment income	(.09)	(.18)	(.16)	(.17)		(.19)	(.20)

Net asset value, end of period	$ 14.26	$ 13.98	$ 14.32	$ 14.59		$ 14.40	$ 14.49

Total Return

Total investment return based on net asset value(a)	2.70%	(1.15)%	(.71)%	2.48	%^	.67%	2.81%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$11,236	$11,886	$17,028	$22,273		$21,901	$23,036

Average net assets (000 omitted)	$11,453	$14,022	$20,405	$21,831		$22,305	$25,026

Ratio to average net assets of:

Expenses	1.51%*	1.50%	1.52%	1.58%		1.57%+	1.57%

Net investment income	1.34%*	1.23%	1.16%	1.15	%^	1.29%+	1.39%

Portfolio turnover rate	10%	38%	17%	12%		16%	10%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2019	Year Ended September 30,		July 25, 2016(b) to September 30,
	(unaudited)	2018	2017	2016

Net asset value, beginning of period	$ 13.99	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations

Net investment income†	.16	.32	.31	.05	^

Net realized and unrealized gain (loss) on investment transactions	.27	(.33)	(.27)	(.06)

Total from investment operations	.43	(.01)	.04	(.01)

Less: Dividends

Dividends from net investment income	(.16)	(.32)	(.31)	(.05)

Net asset value, end of period	$ 14.26	$ 13.99	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(a)	3.13%	(.08)%	.30%	(.04	)%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$28,088	$21,792	$12,903	$3,266

Average net assets (000 omitted)	$21,905	$17,250	$9,154	$204

Ratio to average net assets of:

Expenses	.51%*	.50%	.49%	.85	%*

Net investment income	2.34%*	2.24%	2.17%	1.77	%^*

Portfolio turnover rate	10%	38%	17%	12%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.06	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Income From Investment Operations

Net investment income†	.15	.27	.25	.25	^	.26	.29

Net realized and unrealized gain (loss) on investment transactions	.32	(.38)	(.24)	.20	(.06)	.18

Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.47	(.11)	.01	.45	.20	.47

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.27)	(.25)	(.25)	(.26)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.14)	(.27)	(.25)	(.25)	(.26)	(.29)

Net asset value, end of period	$ 14.39	$ 14.06	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return

Total investment return based on net asset value(a)	3.41%	(.73)%	.11%	3.14	%^	1.40%	3.33%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$219,667	$225,477	$342,340	$450,882	$479,736	$1,540,449

Average net assets (000 omitted)	$217,642	$286,472	$378,242	$462,433	$1,459,820	$1,324,941

Ratio to average net assets of:

Expenses	.82	%*	.73%	.75%	.79%	.83	%+	.86%

Net investment income	2.06	%*	1.92%	1.75%	1.73	%^	1.80	%+	1.99%

Portfolio turnover rate	11%	23%	25%	11%	15%	19%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2019	Year Ended September 30,
(unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.37

Income From Investment Operations

Net investment income†	.07	.16	.14	.14	^	.15	.20

Net realized and unrealized gain (loss) on investment transactions	.33	(.38)	(.24)	.20	(.06)	.16

Total from investment operations	.40	(.22)	(.10)	.34	.09	.36

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.17)	(.14)	(.14)	(.15)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.07)	(.17)	(.14)	(.14)	(.15)	(.19)

Net asset value, end of period	$ 14.38	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return

Total investment return based on net asset value(a)	2.89%	(1.56)%	(.69)%	2.34	%^	.64%	2.52%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$7	$9	$31	$78	$96	$113

Average net assets (000 omitted)	$8	$24	$61	$88	$104	$228

Ratio to average net assets of:

Expenses	1.82	%*	1.56%	1.56%	1.57%	1.59	%+	1.55%

Net investment income	1.05	%*	1.10%	.95%	.95	%^	1.05	%+	1.39%

Portfolio turnover rate	11%	23%	25%	11%	15%	19%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2019	Year Ended September 30,
(unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Income From Investment Operations

Net investment income†	.09	.17	.14	.14	^	.16	.19

Net realized and unrealized gain (loss) on investment transactions	.34	(.39)	(.24)	.20	(.06)	.18

Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.43	(.22)	(.10)	.34	.10	.37

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.17)	(.14)	(.14)	(.16)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.09)	(.17)	(.14)	(.14)	(.16)	(.19)

Net asset value, end of period	$ 14.39	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return

Total investment return based on net asset value(a)	3.09%	(1.54)%	(.64)%	2.37	%^	.66%	2.62%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$51,392	$56,339	$73,746	$108,640	$116,939	$134,435

Average net assets (000 omitted)	$53,585	$64,699	$89,853	$113,511	$125,295	$149,054

Ratio to average net assets of:

Expenses	1.57	%*	1.48%	1.50%	1.55%	1.57	%+	1.55%

Net investment income	1.31	%*	1.17%	1.00%	.98	%^	1.07	%+	1.33%

Portfolio turnover rate	11%	23%	25%	11%	15%	19%
See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,				June 26, 2015(b) to September 30, 2015
		2018	2017	2016

Net asset value, beginning of period	$ 14.04	$ 14.42	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations

Net investment income†	.16	.31	.29	.29	^	.08

Net realized and unrealized gain (loss) on investment transactions	.33	(.38)	(.24)	.19		.13	††

Total from investment operations	.49	(.07)	.05	.48		.21

Less: Dividends

Dividends from net investment income	(.16)	(.31)	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.37	$ 14.04	$ 14.42	$ 14.66		$ 14.47

Total Return

Total investment return based on net asset value(a)	3.55%	(.48)%	.36%	3.36	%^	1.40%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$215,792	$761,637	$1,163,196	$1,127,335		$1,071,776

Average net assets (000 omitted)	$364,829	$1,161,023	$1,112,997	$1,108,033		$380,380

Ratio to average net assets of:

Expenses	.56%*	.48%	.50%	.56%		.47	%+*

Net investment income	2.28%*	2.17%	2.01%	1.96	%^	2.19	%+*

Portfolio turnover rate	11%	23%	25%	11%		15%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class Z
	Six Months Ended March 31, 2019 (unaudited)	July 2, 2018(b) to September 30, 2018

Net asset value, beginning of period	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income†	.18	.08

Net realized and unrealized gain (loss) on investment transactions	.32	(.10)

Total from investment operations	.50	(.02)

Less: Dividends

Dividends from net investment income	(.17)	(.07)

Net asset value, end of period	$ 14.39	$ 14.06

Total Return

Total investment return based on net asset value(a)	3.63%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$843,923	$472,528

Average net assets (000 omitted)	$704,201	$258,733

Ratio to average net assets of:

Expenses*	.38%	.40%+

Net investment income*	2.51%	2.49%+

Portfolio turnover rate	11%	23%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.16	$ 14.04

Income From Investment Operations

Net investment income†	.14	.28	.27	.29	^	.31	.32

Net realized and unrealized gain (loss) on investment transactions	.31	(.39)	(.26)	.23		(.06)	.12

Total from investment operations	.45	(.11)	.01	.52		.25	.44

Less: Dividends

Dividends from net investment income	(.14)	(.28)	(.27)	(.29)		(.31)	(.32)

Net asset value, end of period	$ 13.99	$ 13.68	$ 14.07	$ 14.33		$ 14.10	$ 14.16

Total Return

Total investment return based on net asset value(a)	3.35%	(.77)%	.08%	3.68	%^	1.80%	3.18%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$120,810	$121,201	$141,325	$181,488		$187,256	$209,558

Average net assets (000 omitted)	$122,143	$130,420	$155,464	$182,379		$201,391	$205,590

Ratio to average net assets of:

Expenses	.74%*	.73%	.76%	.82%		.82%+	.85%

Net investment income	2.11%*	2.03%	1.92%	2.03	%^	2.21%+	2.28%

Portfolio turnover rate	7%	23%	23%	17%		17%	11%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.17	$ 14.05

Income From Investment Operations

Net investment income†	.09	.18	.16	.18	^	.21	.22

Net realized and unrealized gain (loss) on investment transactions	.31	(.39)	(.26)	.23		(.07)	.12

Total from investment operations	.40	(.21)	(.10)	.41		.14	.34

Less: Dividends

Dividends from net investment income	(.09)	(.18)	(.16)	(.18)		(.21)	(.22)

Net asset value, end of period	$ 13.99	$ 13.68	$ 14.07	$ 14.33		$ 14.10	$ 14.17

Total Return

Total investment return based on net asset value(a)	2.97%	(1.50)%	(.67)%	2.91	%^	.99%	2.46%
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$29,652	$33,716	$42,821	$56,849		$58,462	$68,754

Average net assets (000 omitted)	$31,086	$38,176	$49,277	$57,855		$63,403	$72,947

Ratio to average net assets of:

Expenses	1.49%*	1.48%	1.51%	1.57%		1.55%+	1.56%

Net investment income	1.36%*	1.28%	1.17%	1.28	%^	1.48%+	1.58%

Portfolio turnover rate	7%	23%	23%	17%		17%	11%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,		July 25, 2016(b) to September 30, 2016
		2018	2017

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations

Net investment income†	.16	.32	.30	.06	^

Net realized and unrealized gain (loss) on investment transactions	.30	(.39)	(.26)	(.04)

Total from investment operations	.46	(.07)	.04	.02

Less: Dividends

Dividends from net investment income	(.16)	(.32)	(.30)	(.06)

Net asset value, end of period	$ 13.98	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(a)	3.41%	(.51)%	.35%	.12	%^
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$44,421	$37,003	$26,267	$3,226

Average net assets (000 omitted)	$37,716	$32,710	$15,836	$205

Ratio to average net assets of:

Expenses	.49%*	.48%	.50%	.67	%*

Net investment income	2.36%*	2.28%	2.18%	2.38	%*^

Portfolio turnover rate	7%	23%	23%	17%

See footnote summary on page 146.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	$.001	.004%	.004%
New York Municipal	$.001	.01%	.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.

††

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Annualized.

(a)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See notes to financial statements.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund, Inc. (the “Fund”)—California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio (together, the “Portfolios”) was held on October 11, 2018 and adjourned until December 11, 2018 for the Portfolios as noted below. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Kathleen Fisher	1,269,519,616	21,577,791
Bart Friedman	1,263,008,461	28,088,947
R. Jay Gerken	1,262,600,364	28,497,044
William Kristol	1,251,749,494	39,347,914
Debra Perry	1,267,883,910	23,213,498
Donald K. Peterson	1,262,937,769	28,159,639

2.	To vote upon the approval of new advisory agreements for the Portfolios with AllianceBernstein L.P.

Portfolio	Voted For	Voted Against	Abstain	BNV
California Municipal Portfolio	44,311,384	963,026	1,871,118	5,645,099
Diversified Municipal Portfolio	255,744,448	2,372,212	6,805,830	29,097,855
New York Municipal Portfolio	57,368,907	1,355,358	2,414,027	9,594,490

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

R.B. (“Guy”) Davidson III, Vice President(3)

Terrance T. Hults, Vice President(3)

Matthew J. Norton, Vice President(3)

Andrew Potter, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements to which the Adviser or its affiliates provides services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with

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respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale

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with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

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Advisory Fee Schedule
Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0319

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2019

On the following pages, you will find the 2019 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

For the six-month period ended March 31, 2019, global equity markets experienced a dramatic V-shaped decline and recovery. Over the period, US and developed international stocks were down slightly, while emerging-markets stocks ended in positive territory. As would be expected in a period of volatility, bonds provided a safe haven; both US taxable and tax-exempt bond returns were strong, delivering over 4% for the period.

In the fourth quarter of 2018, stocks plummeted around the world on concerns that Fed tightening and trade disputes would push a slowing global economy into recession. However, concerns eased substantially when the Fed reversed course and signaled a more dovish policy due to ongoing low inflation and a “neutral” rate of interest that has been trending down in recent years. At the same time, progress in trade negotiations between the US and China eased concerns about global trade. Together, these changes supported a rapid recovery in global stocks throughout the first quarter of 2019.

Looking ahead, we expect slower economic growth around the globe but believe a sharp slowdown is unlikely. Lower interest rates and volatility—relative to last year—have improved the financial conditions that support ongoing economic activity. These conditions should also support equity markets.

During the period, our Dynamic Asset Allocation team moved from an equity underweight position in 4Q18 to a modest overweight in 1Q19, favoring developed international markets and trimming exposure to emerging markets after their strong performance. Our cash position was eliminated in favor of bonds, which we believe provide greater diversification benefit against the slight equity overweight. We continue to monitor our tactical position on an ongoing basis.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

[1]

This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known

(Portfolio Manager Commentary continued on next page)

2019 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s (“S&P”) 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1–10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex-USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex-USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1–10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex-USA IMI (net), 42% Bloomberg Barclays 1–10 Year Municipal Bond, 28% Bloomberg Barclays 1–10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI (net), 28% Bloomberg Barclays 1–10 Year US TIPS, 42% Bloomberg Barclays 1–10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex-USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1–10 Year US TIPS, Bloomberg Barclays 1–10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

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2019 Semi-Annual Report	3

Disclosures and Risks (continued)

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will

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4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

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2019 Semi-Annual Report	5

Disclosures and Risks (continued)

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and

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2019 Semi-Annual Report	7

Disclosures and Risks (continued)

municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	-3.95%	-3.60%	3.54%	5.93%
Return after taxes on Distributions[2]	-4.72	-4.37	2.78	5.13
Return after taxes on Distributions and sale of shares[2]	-1.86	-1.65	2.65	4.59
Overlay A Portfolio Class 2	-3.80	-3.38	3.76	6.14
Return after taxes on Distributions[2]	-4.61	-4.19	2.95	5.30
Return after taxes on Distributions and sale of shares[2]	-1.74	-1.48	2.81	4.76
Composite Benchmark	-1.27	3.13	5.79	8.41
S&P 500 Index	-1.72	9.50	10.91	13.75

Tax-Aware Overlay A Portfolio Class 1	-3.93	-3.73	3.61	5.72
Return after taxes on Distributions[2]	-4.48	-4.28	2.84	5.18
Return after taxes on Distributions and sale of shares[2]	-2.03	-1.91	2.70	4.53
Tax-Aware Overlay A Portfolio Class 2	-3.84	-3.57	3.81	5.93
Return after taxes on Distributions[2]	-4.45	-4.18	2.98	5.34
Return after taxes on Distributions and sale of shares[2]	-1.96	-1.80	2.84	4.70
Composite Benchmark	-1.14	3.62	5.99	8.57
S&P 500 Index	-1.72	9.50	10.91	13.75

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.48% and 1.28% for Tax-Aware Overlay A. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 1.14% and 0.94% for Overlay A and 1.13% and 0.93% for Tax-Aware Overlay A. These waivers will remain in effect until January 28, 2020. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

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2019 Semi-Annual Report	9

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	0.34%	0.52%	3.07%	4.31%
Return after taxes on Distributions[2]	-1.14	-0.95	1.96	3.03
Return after taxes on Distributions and sale of shares[2]	0.24	0.35	1.92	2.90
Overlay B Portfolio Class 2	0.46	0.65	3.25	4.46
Return after taxes on Distributions[2]	-1.06	-0.88	2.08	3.13
Return after taxes on Distributions and sale of shares[2]	0.31	0.42	2.03	3.00
Composite Benchmark	1.80	2.73	3.29	4.79
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	4.79	4.93	3.64	3.79

Tax-Aware Overlay B Portfolio Class 1	-0.11	0.78	2.8	4.04
Return after taxes on Distributions[2]	-0.61	0.28	2.26	3.36
Return after taxes on Distributions and sale of shares[2]	0.59	1.12	2.21	3.17
Tax-Aware Overlay B Portfolio Class 2	-0.08	0.90	2.95	4.19
Return after taxes on Distributions[2]	-0.59	0.39	2.39	3.50
Return after taxes on Distributions and sale of shares[2]	0.64	1.23	2.35	3.30
Composite Benchmark	1.75	3.85	3.78	5.12
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74	4.50	2.11	2.55

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.93% and 0.78% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 0.88% and 0.73% for Overlay B and 0.85% and 0.70% for Tax-Aware Overlay B. These waivers will remain in effect until January 28, 2020. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	-0.38%	0.60%	2.75%	3.95%
Return after taxes on Distributions[2]	-0.90	0.08	2.20	3.26
Return after taxes on Distributions and sale of shares[2]	0.37	0.96	2.14	3.06
Tax-Aware Overlay C Portfolio Class 2	-0.35	0.72	2.89	4.10
Return after taxes on Distributions[2]	-0.88	0.18	2.33	3.39
Return after taxes on Distributions and sale of shares[2]	0.42	1.06	2.27	3.19
Composite Benchmark	1.76	4.05	3.88	5.23
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74	4.50	2.11	2.55

Tax-Aware Overlay N Portfolio Class 1	-0.27	0.54	2.81	3.95
Return after taxes on Distributions[2]	-0.82	-0.02	2.23	3.23
Return after taxes on Distributions and sale of shares[2]	0.45	0.94	2.18	3.05
Tax-Aware Overlay N Portfolio Class 2	-0.14	0.76	2.97	4.10
Return after taxes on Distributions[2]	-0.71	0.18	2.38	3.37
Return after taxes on Distributions and sale of shares[2]	0.56	1.10	2.33	3.19
Composite Benchmark	1.76	4.05	3.88	5.23
Bloomberg Barclays 5-Year GO Municipal Bond Index	3.74	4.50	2.11	2.55

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 0.89% and 0.74% for Tax-Aware Overlay C and 0.90% and 0.75% for Tax-Aware Overlay N. These waivers will remain in effect until January 28, 2020. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

2019 Semi-Annual Report	11

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the period since inception on February 8, 2010 through March 31, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

12	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2019 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2018	ENDING ACCOUNT VALUE MARCH 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$960.50	$3.86	0.79%	$5.62	1.15%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%	$5.79	1.15%
Class 2
Actual	$1,000	$962.00	$2.89	0.59%	$4.65	0.95%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%	$4.78	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$960.70	$3.81	0.78%	$5.52	1.13%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%	$5.69	1.13%
Class 2
Actual	$1,000	$961.60	$2.98	0.61%	$4.69	0.96%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%	$4.84	0.96%

Overlay B
Class 1
Actual	$1,000	$1,003.40	$4.10	0.82%	$4.35	0.87%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.38	0.87%
Class 2
Actual	$1,000	$1,004.60	$3.35	0.67%	$3.60	0.72%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.63	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$998.90	$4.09	0.82%	$4.29	0.86%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.33	0.86%
Class 2
Actual	$1,000	$999.20	$3.34	0.67%	$3.54	0.71%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.58	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$996.20	$4.28	0.86%	$4.48	0.90%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%	$4.53	0.90%
Class 2
Actual	$1,000	$996.50	$3.53	0.71%	$3.73	0.75%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%	$3.78	0.75%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$997.30	$4.38	0.88%	$4.58	0.92%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%	$4.63	0.92%
Class 2
Actual	$1,000	$998.60	$3.64	0.73%	$3.84	0.77%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%	$3.88	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2019 Semi-Annual Report	13

Portfolio Summary—March 31, 2019 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	53.8%	54.1%
Developed International	28.3%	28.3%
Emerging Markets	9.8%	9.8%

Real Assets	10.1%	9.9%

Global Bond
US	10.9%	13.8%
Developed International	2.9%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	19.3%	21.6%
Developed International	10.4%	11.3%
Emerging Markets	3.6%	3.9%

Global Credit
Investment Grade	9.5%	0.0%

Real Assets	4.6%	1.3%

Global Bond
US	21.1%	45.9%
Developed International	4.0%	0.0%

Linkers	21.2%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	21.5%	21.6%
Developed International	11.3%	11.3%
Emerging Markets	3.9%	3.9%

Real Assets	1.2%	1.3%

Global Bond
US	45.3%	45.5%

1	All data are as of March 31, 2019. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

14	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2019 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–52.7%

Information Technology–12.1%
Communications Equipment–1.0%
Arista Networks, Inc.(a)	2,280	$716,969
Ciena Corp.(a)	12,935	482,993
Cisco Systems, Inc.	228,575	12,340,764
Finisar Corp.(a)	8,706	201,718
NetScout Systems, Inc.(a)	16,430	461,190
Nokia Oyj (Sponsored ADR)–Class A	1,073,739	6,141,787

		20,345,421

Electronic Equipment, Instruments & Components–0.3%
Avnet, Inc.	12,400	537,788
CDW Corp./DE	56,104	5,406,743
Littelfuse, Inc.	3,120	569,338
Novanta, Inc.(a)	3,070	260,121
TTM Technologies, Inc.(a)	5,110	59,940

		6,833,930

IT Services–2.8%
Amdocs Ltd.	6,360	344,140
Automatic Data Processing, Inc.	53,754	8,586,664
Booz Allen Hamilton Holding Corp.	6,951	404,131
Cognizant Technology Solutions Corp.–Class A	90,607	6,564,477
Fidelity National Information Services, Inc.	80,065	9,055,351
Genpact Ltd.	13,564	477,181
Jack Henry & Associates, Inc.	3,432	476,156
PayPal Holdings, Inc.(a)	81,658	8,479,367
Twilio, Inc.–Class A(a)	4,520	583,894
Visa, Inc.–Class A	139,810	21,836,924

		56,808,285

Semiconductors & Semiconductor Equipment–1.3%
Advanced Micro Devices, Inc.(a)	32,880	839,098
Cree, Inc.(a)	10,360	592,799
Cypress Semiconductor Corp.	31,283	466,742
Kulicke & Soffa Industries, Inc.	9,642	213,185
MaxLinear, Inc.–Class A(a)	16,189	413,305
Semtech Corp.(a)	7,400	376,734
Texas Instruments, Inc.	114,507	12,145,757
Universal Display Corp.	3,880	593,058
Xilinx, Inc.	94,410	11,970,244

		27,610,922

Software–4.4%
2U, Inc.(a)	7,799	552,559
Adobe, Inc.(a)	36,499	9,726,619
ANSYS, Inc.(a)	2,980	544,476
Aspen Technology, Inc.(a)	6,957	725,337
Check Point Software Technologies Ltd.(a)	57,501	7,273,301
CommVault Systems, Inc.(a)	5,297	342,928
Company	Shares	U.S. $ Value
Guidewire Software, Inc.(a)	5,112	$496,682
HubSpot, Inc.(a)	3,630	603,342
Microsoft Corp.(b)	340,596	40,169,892
New Relic, Inc.(a)	6,678	659,119
Nuance Communications, Inc.(a)	33,402	565,496
Oracle Corp.(b)	302,895	16,268,490
Pivotal Software, Inc.–Class A(a)	21,580	449,943
SailPoint Technologies Holding, Inc.(a)	19,052	547,173
Splunk, Inc.(a)	4,158	518,087
Tableau Software, Inc.–Class A(a)	5,530	703,858
Trade Desk, Inc. (The)–Class A(a)	3,146	622,751
Verint Systems, Inc.(a)	9,582	573,579
VMware, Inc.–Class A	41,938	7,570,228
Zendesk, Inc.(a)	7,910	672,350

		89,586,210

Technology Hardware, Storage & Peripherals–2.3%
Apple, Inc.(b)	170,698	32,424,085
HP, Inc.	286,710	5,570,775
NCR Corp.(a)	19,764	539,360
Pure Storage, Inc.–Class A(a)	26,560	578,742
Xerox Corp.	268,410	8,583,752

		47,696,714

		248,881,482

Financials–7.5%
Banks–3.5%
Associated Banc-Corp.	17,890	381,952
Bank of America Corp.	703,170	19,400,460
Cadence BanCorp	24,599	456,311
Citigroup, Inc.	195,223	12,146,775
Comerica, Inc.	5,340	391,529
Huntington Bancshares, Inc./OH	17,922	227,251
JPMorgan Chase & Co.	186,821	18,911,890
Sterling Bancorp/DE	25,150	468,544
SVB Financial Group(a)	2,057	457,395
Synovus Financial Corp.	12,950	444,962
Texas Capital Bancshares, Inc.(a)	7,767	424,001
Umpqua Holdings Corp.	28,678	473,187
Webster Financial Corp.	8,631	437,333
Wells Fargo & Co.(b)	337,061	16,286,788
Wintrust Financial Corp.	6,950	467,943
Zions Bancorp NA	14,001	635,785

		72,012,106

Capital Markets–0.8%
Goldman Sachs Group, Inc. (The)	48,705	9,350,873
Lazard Ltd.–Class A	10,374	374,916
S&P Global, Inc.	28,708	6,044,470
Stifel Financial Corp.	9,541	503,383

		16,273,642

Consumer Finance–0.3%
OneMain Holdings, Inc.	10,567	335,502
Synchrony Financial	232,719	7,423,736

		7,759,238

2019 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Diversified Financial Services–1.0%
Berkshire Hathaway, Inc.–Class B(a)	100,536	$20,196,677

Insurance–1.8%
American Financial Group, Inc./OH	5,072	487,977
Everest Re Group Ltd.	58,306	12,591,764
Fidelity National Financial, Inc.	307,651	11,244,644
First American Financial Corp.	9,832	506,348
Hanover Insurance Group, Inc. (The)	2,550	291,133
Kemper Corp.	2,721	207,177
Old Republic International Corp.	17,521	366,539
Progressive Corp. (The)	154,144	11,112,241
Reinsurance Group of America, Inc.–Class A	4,940	701,381
Selective Insurance Group, Inc.	5,084	321,716

		37,830,920

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	16,560	553,104
Essent Group Ltd.(a)	11,464	498,111

		1,051,215

		155,123,798

Health Care–6.5%
Biotechnology–1.5%
Aimmune Therapeutics, Inc.(a)	8,990	200,927
Allogene Therapeutics, Inc.(a)	6,102	176,409
Ascendis Pharma A/S (Sponsored ADR)(a)	2,825	332,503
BeiGene Ltd. (Sponsored ADR)(a)	1,714	226,248
Biogen, Inc.(a)	30,717	7,260,885
Biohaven Pharmaceutical Holding Co., Ltd.(a)	6,291	323,798
Blueprint Medicines Corp.(a)	3,893	311,635
Exact Sciences Corp.(a)	9,726	842,466
Gilead Sciences, Inc.	169,891	11,044,614
Gossamer Bio, Inc.(a)	6,557	142,090
Incyte Corp.(a)	4,030	346,620
Invitae Corp.(a)	8,386	196,400
Madrigal Pharmaceuticals, Inc.(a)	1,300	162,838
Neurocrine Biosciences, Inc.(a)	5,660	498,646
Rubius Therapeutics, Inc.(a)	11,114	201,163
Sage Therapeutics, Inc.(a)	2,188	348,001
Sarepta Therapeutics, Inc.(a)	3,080	367,105
Ultragenyx Pharmaceutical, Inc.(a)	4,173	289,439
Vertex Pharmaceuticals, Inc.(a)	35,812	6,587,617

		29,859,404

Health Care Equipment & Supplies–0.8%
Edwards Lifesciences Corp.(a)	43,385	8,300,852
Inogen, Inc.(a)	2,780	265,129
Insulet Corp.(a)	5,170	491,615
Medtronic PLC	83,078	7,566,744
Penumbra, Inc.(a)	4,556	669,778

		17,294,118

Health Care Providers & Services–1.7%
Amedisys, Inc.(a)	5,710	703,815
Anthem, Inc.	44,899	12,885,115
Guardant Health, Inc.(a)	2,874	220,436
Company	Shares	U.S. $ Value
Molina Healthcare, Inc.(a)	3,205	$454,982
UnitedHealth Group, Inc.	86,213	21,317,026
WellCare Health Plans, Inc.(a)	1,231	332,062

		35,913,436

Health Care Technology–0.0%
Teladoc Health, Inc.(a)	11,680	649,408

Life Sciences Tools & Services–0.1%
ICON PLC(a)	7,969	1,088,406

Pharmaceuticals–2.4%
GW Pharmaceuticals PLC (Sponsored ADR)(a)	1,389	234,144
Merck & Co., Inc.	179,764	14,950,972
Pfizer, Inc.	438,885	18,639,446
Revance Therapeutics, Inc.(a)	8,826	139,098
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	250,754	3,931,822
Zoetis, Inc.	106,955	10,767,160

		48,662,642

		133,467,414

Consumer Discretionary–6.4%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	4,933	231,654
Dana, Inc.	14,354	254,640
Lear Corp.	2,665	361,667
Magna International, Inc.–Class A	174,532	8,497,963

		9,345,924

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	6,429	817,190
Chegg, Inc.(a)	18,337	699,006
Grand Canyon Education, Inc.(a)	6,862	785,768
Houghton Mifflin Harcourt Co.(a)	31,112	226,184
Sotheby’s(a)	9,917	374,367

		2,902,515

Hotels, Restaurants & Leisure–0.5%
Bloomin’ Brands, Inc.	17,128	350,268
Chipotle Mexican Grill, Inc.–Class A(a)	760	539,836
Hilton Grand Vacations, Inc.(a)	22,340	689,189
McDonald’s Corp.	41,858	7,948,834
Planet Fitness, Inc.(a)	12,420	853,502

		10,381,629

Household Durables–0.1%
Lennar Corp.–Class A	9,767	479,462
Taylor Morrison Home Corp.–Class A(a)	24,676	437,999

		917,461

Internet & Direct Marketing Retail–0.5%
Booking Holdings, Inc.(a)	5,215	9,099,706
Etsy, Inc.(a)	10,874	730,950
GrubHub, Inc.(a)	8,150	566,180
Wayfair, Inc.–Class A(a)	4,400	653,180

		11,050,016

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Multiline Retail–0.6%
Dollar General Corp.	92,138	$10,992,064
Ollie’s Bargain Outlet Holdings, Inc.(a)	7,889	673,168

		11,665,232

Specialty Retail–3.4%
AutoZone, Inc.(a)	13,424	13,747,787
Burlington Stores, Inc.(a)	4,650	728,562
Five Below, Inc.(a)	6,038	750,221
Home Depot, Inc. (The)	100,859	19,353,834
Michaels Cos., Inc. (The)(a)	23,690	270,540
National Vision Holdings, Inc.(a)	17,503	550,119
Ross Stores, Inc.	127,349	11,856,192
Signet Jewelers Ltd.	9,395	255,168
TJX Cos., Inc. (The)	308,198	16,399,216
Ulta Salon Cosmetics & Fragrance, Inc.(a)	16,567	5,777,410

		69,689,049

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	6,536	299,022
NIKE, Inc.–Class B	171,693	14,458,267
Skechers U.S.A., Inc.–Class A(a)	12,400	416,764

		15,174,053

		131,125,879

Communication Services–5.6%
Diversified Telecommunication Services–0.7%
Verizon Communications, Inc.	254,649	15,057,395

Entertainment–0.6%
Walt Disney Co. (The)(b)	102,870	11,421,656

Interactive Media & Services–3.0%
Alphabet, Inc.–Class C(a)(b)	34,087	39,994,618
Facebook, Inc.–Class A(a)(b)	125,800	20,969,602

		60,964,220

Media–1.0%
Comcast Corp.–Class A	514,222	20,558,596
Criteo SA (Sponsored ADR)(a)	13,566	271,727
Scholastic Corp.	5,820	231,403

		21,061,726

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(a)	98,765	6,824,662

		115,329,659

Consumer Staples–3.8%
Beverages–0.7%
Cott Corp.	30,441	444,743
PepsiCo, Inc.	111,065	13,611,016

		14,055,759

Food & Staples Retailing–1.8%
Costco Wholesale Corp.	54,677	13,239,489
US Foods Holding Corp.(a)	310,278	10,831,805
Walmart, Inc.	144,825	14,124,782

		38,196,076

Company	Shares	U.S. $ Value
Food Products–0.1%
Ingredion, Inc.	4,573	$433,018
Nomad Foods Ltd.(a)	30,176	617,099

		1,050,117

Household Products–0.7%
Procter & Gamble Co. (The)	143,848	14,967,384

Tobacco–0.5%
Altria Group, Inc.	184,303	10,584,521

		78,853,857

Industrials–3.8%
Aerospace & Defense–1.5%
AAR Corp.	8,379	272,401
Boeing Co. (The)	34,621	13,205,142
Hexcel Corp.	7,931	548,508
Northrop Grumman Corp.	17,099	4,609,890
Raytheon Co.	72,886	13,271,083

		31,907,024

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	2,377	120,181
Expeditors International of Washington, Inc.	5,998	455,248

		575,429

Airlines–0.5%
Alaska Air Group, Inc.	9,519	534,206
Delta Air Lines, Inc.	193,515	9,995,050
Hawaiian Holdings, Inc.	13,831	363,064
SkyWest, Inc.	9,307	505,277

		11,397,597

Building Products–0.1%
Armstrong World Industries, Inc.	8,570	680,629
Lennox International, Inc.	2,690	711,236

		1,391,865

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	7,430	450,184
Steelcase, Inc.–Class A	20,505	298,348

		748,532

Construction & Engineering–0.1%
Dycom Industries, Inc.(a)	2,200	101,068
Granite Construction, Inc.	5,417	233,744
Jacobs Engineering Group, Inc.	8,500	639,115
Quanta Services, Inc.	12,652	477,486
Tutor Perini Corp.(a)	17,250	295,320

		1,746,733

Electrical Equipment–0.1%
AMETEK, Inc.	7,466	619,454
EnerSys	3,336	217,374
Regal Beloit Corp.	5,521	452,004

		1,288,832

Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	3,324	407,589

2019 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Honeywell International, Inc.	82,830	$13,163,344

		13,570,933

Machinery–0.2%
Gardner Denver Holdings, Inc.(a)	21,150	588,182
Gates Industrial Corp. PLC(a)	21,191	303,879
IDEX Corp.	5,058	767,501
Kennametal, Inc.	3,375	124,031
Lincoln Electric Holdings, Inc.	4,222	354,099
Nordson Corp.	5,100	675,852
Oshkosh Corp.	3,842	288,649
Terex Corp.	8,350	268,286

		3,370,479

Professional Services–0.0%
CoStar Group, Inc.(a)	1,110	517,726

Road & Rail–0.5%
Knight-Swift Transportation Holdings, Inc.	16,753	547,488
Norfolk Southern Corp.	50,482	9,434,581

		9,982,069

Trading Companies & Distributors–0.1%
BMC Stock Holdings, Inc.(a)	16,312	288,233
MRC Global, Inc.(a)	18,360	320,933
SiteOne Landscape Supply, Inc.(a)	6,124	349,986
United Rentals, Inc.(a)	4,080	466,140

		1,425,292

		77,922,511

Real Estate–2.7%
Equity Real Estate Investment Trusts (REITs)–2.2%
American Campus Communities, Inc.	11,875	565,012
Camden Property Trust	6,558	665,637
Cousins Properties, Inc.	26,490	255,893
CubeSmart	312,698	10,018,844
Empire State Realty Trust, Inc.–Class A	32,765	517,687
MGM Growth Properties LLC–Class A	15,730	507,292
Mid-America Apartment Communities, Inc.	164,538	17,988,940
Park Hotels & Resorts, Inc.	16,508	513,069
Regency Centers Corp.	204,199	13,781,391
STAG Industrial, Inc.	19,670	583,215
Sun Communities, Inc.	5,429	643,445

		46,040,425

Real Estate Management & Development–0.5%
CBRE Group, Inc.–Class A(a)	186,904	9,242,403

		55,282,828

Energy–2.6%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(a)	9,981	355,323
Dril-Quip, Inc.(a)	7,088	324,985
National Oilwell Varco, Inc.	163,036	4,343,279
Oceaneering International, Inc.(a)	15,780	248,851

Company	Shares	U.S. $ Value
Oil States International, Inc.(a)	15,570	$264,067
Patterson-UTI Energy, Inc.	25,855	362,487
RPC, Inc.	24,160	275,666

		6,174,658

Oil, Gas & Consumable Fuels–2.3%
Chevron Corp.	115,056	14,172,598
Cimarex Energy Co.	2,347	164,055
EOG Resources, Inc.	81,497	7,756,884
Exxon Mobil Corp.	91,372	7,382,858
Marathon Petroleum Corp.	61,237	3,665,034
Matador Resources Co.(a)	14,830	286,664
Oasis Petroleum, Inc.(a)	42,850	258,814
QEP Resources, Inc.(a)	48,949	381,313
Royal Dutch Shell PLC (Sponsored ADR)	203,331	13,003,017
SM Energy Co.	18,640	326,014

		47,397,251

		53,571,909

Utilities–1.3%
Electric Utilities–0.7%
Alliant Energy Corp.	12,913	608,590
American Electric Power Co., Inc.	160,278	13,423,283
PNM Resources, Inc.	8,006	379,004
Portland General Electric Co.	9,468	490,821

		14,901,698

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	5,050	415,413

Multi-Utilities–0.6%
Black Hills Corp.	4,865	360,350
NiSource, Inc.	410,342	11,760,402

		12,120,752

		27,437,863

Materials–0.4%
Chemicals–0.4%
FMC Corp.	3,750	288,075
Orion Engineered Carbons SA	12,467	236,748
PolyOne Corp.	13,247	388,270
Trinseo SA	8,090	366,477
Westlake Chemical Corp.	84,611	5,741,703

		7,021,273

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	33,953	428,826
Sealed Air Corp.	8,214	378,337

		807,163

Metals & Mining–0.0%
Alcoa Corp.(a)	13,494	379,991

		8,208,427

Total Common Stocks (cost $816,514,518)		1,085,205,627

18	Sanford C. Bernstein Fund, Inc.

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–39.1%
Funds and Investment Trusts–39.1%(c)
AB All Market Real Return Portfolio–Class Z(d)		15,888,938	$135,532,640
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(d)		8,510,716	89,447,624
Bernstein Fund, Inc.–International Strategic Equities Portfolio– Class Z(d)		26,050,328	301,662,799
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(d)		4,084,688	44,032,933
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio– Class Z(d)		1,480,202	39,891,432
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z(d)		10,675,857	166,116,331
SPDR S&P 500 ETF Trust		106,123	29,977,625

Total Investment Companies (cost $773,344,884)			806,661,384

Notional Amount

OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
S&P 500 Index Expiration: Apr 2019; Contracts: 129,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(a) (premium paid $1,225,087)	USD	370,875,000	1,225,087

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–4.0%
Investment Companies–3.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(c)(d)(e) (cost $74,165,573)		74,165,573	$74,165,573

Principal Amount (000)
U.S. Treasury Bills–0.4%
U.S. Treasury Bill Zero Coupon, 4/04/19–6/27/19(f) (cost $7,976,024)		$8,000	7,976,447

Total Short-Term Investments (cost $82,141,597)			82,142,020

Total Investments—95.9% (cost $1,673,226,086)			1,975,234,118

Other assets less liabilities—4.1%			85,350,376

Net Assets—100.0%			$2,060,584,494

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	26	June 2019	$2,557,933	$52,500

10 Yr Canadian Bond Futures	201	June 2019	20,912,964	149,853

10 Yr Japan Bond (OSE) Futures	3	June 2019	4,149,057	14,420

Euro Buxl 30 Yr Bond Futures	17	June 2019	3,654,909	184,195

Euro STOXX 50 Index Futures	4,471	June 2019	164,102,106	1,648,649

Euro-BOBL Futures	66	June 2019	9,857,089	88,030

Euro-Bund Futures	55	June 2019	10,262,557	214,508

FTSE 100 Index Futures	468	June 2019	43,957,441	615,719

MSCI Emerging Markets Futures	365	June 2019	19,297,550	(34,543)

TOPIX Index Futures	758	June 2019	108,881,711	(304,309)

U.S. T-Note 2 Yr (CBT) Futures	510	June 2019	108,677,813	453,674

U.S. T-Note 10 Yr (CBT) Futures	710	June 2019	88,195,313	1,162,517

U.S. Ultra Bond (CBT) Futures	177	June 2019	29,736,000	1,095,628

2019 Semi-Annual Report	19

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts

Hang Seng Index Futures	76	April 2019	$14,075,580	$(159,540)

Long Gilt Futures	14	June 2019	2,358,971	(63,839)

Russell 2000 E-Mini Futures	140	June 2019	10,806,600	219,237

S&P 500 E-Mini Futures	985	June 2019	139,761,650	(1,259,317)

S&P Mid 400 E-Mini Futures	25	June 2019	4,752,500	31,462

S&P TSX 60 Index Futures	934	June 2019	133,787,017	(339,639)

SPI 200 Futures	25	June 2019	2,738,573	3,060

				$3,772,265

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	42,917	CAD	56,859	5/15/19	$(322,971)

Bank of America, NA	USD	3,643	EUR	3,204	5/15/19	(35,220)

BNP Paribas SA	CAD	17,691	USD	13,207	5/15/19	(45,842)

BNP Paribas SA	GBP	5,514	USD	7,238	5/15/19	40,594

BNP Paribas SA	JPY	3,523,807	USD	31,726	5/15/19	(181,905)

BNP Paribas SA	USD	23,271	GBP	17,746	5/15/19	(108,318)

BNP Paribas SA	USD	20,401	NZD	29,578	5/15/19	(242,930)

Citibank, NA	EUR	7,619	USD	8,756	5/15/19	178,038

Citibank, NA	USD	4,737	EUR	4,107	5/15/19	(113,640)

Citibank, NA	USD	14,812	NOK	128,016	5/15/19	54,978

Citibank, NA	USD	13,826	SEK	127,332	5/15/19	(85,994)

Credit Suisse International	AUD	55,068	USD	39,122	5/15/19	(11,503)

Credit Suisse International	EUR	57,678	USD	65,340	5/15/19	405,354

Credit Suisse International	GBP	30,086	USD	39,481	5/15/19	212,051

Credit Suisse International	SEK	253,107	USD	27,345	5/15/19	34,207

Credit Suisse International	USD	25,190	AUD	35,245	5/15/19	(142,863)

Credit Suisse International	USD	11,998	NOK	102,270	5/15/19	(121,016)

Credit Suisse International	USD	27,265	NZD	39,641	5/15/19	(248,344)

Credit Suisse International	USD	27,838	SEK	260,166	5/15/19	234,875

Goldman Sachs Bank USA	EUR	44,878	USD	51,380	5/15/19	855,411

Goldman Sachs Bank USA	USD	4,540	AUD	6,372	5/15/19	(12,201)

JPMorgan Chase Bank, NA	CHF	30,618	USD	30,641	5/15/19	(232,548)

JPMorgan Chase Bank, NA	JPY	8,742,840	USD	81,231	5/15/19	2,066,043

JPMorgan Chase Bank, NA	USD	19,504	AUD	26,959	5/15/19	(345,425)

JPMorgan Chase Bank, NA	USD	52,846	EUR	46,408	5/15/19	(598,986)

Morgan Stanley & Co., Inc.	CHF	25,551	USD	26,031	5/15/19	266,966

Morgan Stanley & Co., Inc.	USD	2,065	EUR	1,785	5/15/19	(54,607)

Natwest Markets PLC	USD	13,138	AUD	18,502	5/15/19	10,033

Natwest Markets PLC	USD	11,718	JPY	1,283,702	5/15/19	(94,052)

Natwest Markets PLC	USD	25,822	NZD	38,257	5/15/19	251,507

UBS AG	JPY	1,128,150	USD	10,193	5/15/19	(22,441)

UBS AG	NZD	37,101	USD	25,432	5/15/19	146,145

20	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	USD	13,200	CAD	17,515	5/15/19	$(78,977)

UBS AG	USD	38,729	EUR	33,857	5/15/19	(611,975)

UBS AG	USD	27,050	GBP	20,925	5/15/19	262,519

UBS AG	USD	52,721	JPY	5,788,203	5/15/19	(310,352)

UBS AG	USD	13,053	NZD	19,292	5/15/19	95,098

						$1,091,709

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2019 Semi-Annual Report	21

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2019 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–53.6%

Information Technology–12.2%
Communications Equipment–1.0%
Arista Networks, Inc.(a)	5,360	$1,685,506
Ciena Corp.(a)	30,406	1,135,360
Cisco Systems, Inc.	474,096	25,596,443
Finisar Corp.(a)	19,084	442,176
NetScout Systems, Inc.(a)	35,540	997,608
Nokia Oyj (Sponsored ADR)–Class A	2,180,368	12,471,705

		42,328,798

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	26,840	1,164,051
CDW Corp./DE	126,320	12,173,458
Littelfuse, Inc.	7,330	1,337,578
Novanta, Inc.(a)	7,230	612,598
TTM Technologies, Inc.(a)	5,000	58,650

		15,346,335

IT Services–2.8%
Amdocs Ltd.	13,440	727,238
Automatic Data Processing, Inc.	91,786	14,661,896
Booz Allen Hamilton Holding Corp.	15,019	873,205
Cognizant Technology Solutions Corp.–Class A	161,400	11,693,430
Fidelity National Information Services, Inc.	164,199	18,570,907
Genpact Ltd.	29,298	1,030,704
Jack Henry & Associates, Inc.	8,071	1,119,770
PayPal Holdings, Inc.(a)	145,209	15,078,502
Twilio, Inc.–Class A(a)	10,620	1,371,892
Visa, Inc.–Class A	336,831	52,609,634

		117,737,178

Semiconductors & Semiconductor Equipment–1.4%
Advanced Micro Devices, Inc.(a)	77,300	1,972,696
Cree, Inc.(a)	24,360	1,393,879
Cypress Semiconductor Corp.	67,550	1,007,846
Intel Corp.	84,277	4,525,675
Kulicke & Soffa Industries, Inc.	23,285	514,831
MaxLinear, Inc.–Class A(a)	34,992	893,346
Semtech Corp.(a)	17,390	885,325
Texas Instruments, Inc.	191,835	20,347,938
Universal Display Corp.	9,130	1,395,521
Xilinx, Inc.	227,905	28,896,075

		61,833,132

Software–4.2%
2U, Inc.(a)	18,341	1,299,460
Adobe, Inc.(a)	65,645	17,493,736
ANSYS, Inc.(a)	7,000	1,278,970
Aspen Technology, Inc.(a)	16,355	1,705,172
Check Point Software Technologies Ltd.(a)	115,372	14,593,404
Company	Shares	U.S. $ Value
CommVault Systems, Inc.(a)	11,451	$741,338
Guidewire Software, Inc.(a)	12,017	1,167,572
HubSpot, Inc.(a)	8,542	1,419,766
Microsoft Corp.(b)	682,682	80,515,515
New Relic, Inc.(a)	15,712	1,550,774
Nuance Communications, Inc.(a)	72,118	1,220,958
Oracle Corp.	619,762	33,287,417
Pivotal Software, Inc.–Class A(a)	50,730	1,057,720
SailPoint Technologies Holding, Inc.(a)	44,784	1,286,196
Splunk, Inc.(a)	9,772	1,217,591
Tableau Software, Inc.–Class A(a)	13,000	1,654,640
Trade Desk, Inc. (The)–Class A(a)	7,403	1,465,424
Verint Systems, Inc.(a)	20,696	1,238,863
VMware, Inc.–Class A	73,741	13,310,988
Zendesk, Inc.(a)	18,600	1,581,000

		179,086,504

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.(b)	346,809	65,876,370
HP, Inc.	743,128	14,438,977
NCR Corp.(a)	42,678	1,164,683
Pure Storage, Inc.–Class A(a)	62,448	1,360,742
Xerox Corp.	571,881	18,288,754

		101,129,526

		517,461,473

Financials–7.5%
Banks–3.5%
Associated Banc-Corp.	38,690	826,031
Bank of America Corp.	1,690,192	46,632,397
Cadence BanCorp	57,903	1,074,101
Citigroup, Inc.	361,099	22,467,580
Comerica, Inc.	11,530	845,380
Huntington Bancshares, Inc./OH	38,692	490,615
JPMorgan Chase & Co.	383,767	38,848,733
Sterling Bancorp/DE	53,650	999,499
SVB Financial Group(a)	4,833	1,074,666
Synovus Financial Corp.	27,966	960,912
Texas Capital Bancshares, Inc.(a)	16,789	916,511
Umpqua Holdings Corp.	61,933	1,021,894
Webster Financial Corp.	18,637	944,337
Wells Fargo & Co.	613,836	29,660,556
Wintrust Financial Corp.	16,340	1,100,172
Zions Bancorp NA	30,236	1,373,017

		149,236,401

Capital Markets–0.9%
CME Group, Inc.–Class A	57,525	9,467,465
Goldman Sachs Group, Inc. (The)	95,306	18,297,799
Lazard Ltd.–Class A	24,396	881,671
S&P Global, Inc.	45,064	9,488,225
Stifel Financial Corp.	22,431	1,183,460

		39,318,620

Consumer Finance–0.4%
OneMain Holdings, Inc.	22,824	724,662

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Synchrony Financial	483,932	$15,437,431

		16,162,093

Diversified Financial Services–0.8%
Berkshire Hathaway, Inc.–Class B(a)	168,793	33,908,826

Insurance–1.8%
American Financial Group, Inc./OH	10,953	1,053,788
Everest Re Group Ltd.	104,032	22,466,751
Fidelity National Financial, Inc.	541,562	19,794,091
First American Financial Corp.	21,262	1,094,993
Hanover Insurance Group, Inc. (The)	5,290	603,959
Kemper Corp.	5,281	402,095
Old Republic International Corp.	37,854	791,906
Progressive Corp. (The)	414,097	29,852,253
Reinsurance Group of America, Inc.–Class A	10,665	1,514,217
Selective Insurance Group, Inc.	10,990	695,447

		78,269,500

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	35,762	1,194,451
Essent Group Ltd.(a)	21,937	953,162

		2,147,613

		319,043,053

Health Care–6.6%
Biotechnology–1.4%
Aimmune Therapeutics, Inc.(a)	21,150	472,703
Allogene Therapeutics, Inc.(a)	14,347	414,772
Ascendis Pharma A/S (Sponsored ADR)(a)	6,637	781,175
BeiGene Ltd. (Sponsored ADR)(a)	4,028	531,696
Biogen, Inc.(a)(b)	61,062	14,433,836
Biohaven Pharmaceutical Holding Co., Ltd.(a)	14,784	760,932
Blueprint Medicines Corp.(a)	9,154	732,778
Exact Sciences Corp.(a)	22,875	1,981,432
Gilead Sciences, Inc.	337,324	21,929,433
Gossamer Bio, Inc.(a)	15,415	334,043
Incyte Corp.(a)	9,480	815,375
Invitae Corp.(a)	19,727	462,006
Madrigal Pharmaceuticals, Inc.(a)	3,070	384,548
Neurocrine Biosciences, Inc.(a)	13,304	1,172,082
Rubius Therapeutics, Inc.(a)	26,130	472,953
Sage Therapeutics, Inc.(a)	5,141	817,676
Sarepta Therapeutics, Inc.(a)	7,250	864,128
Ultragenyx Pharmaceutical, Inc.(a)	9,816	680,838
Vertex Pharmaceuticals, Inc.(a)	66,741	12,277,007

		60,319,413

Health Care Equipment & Supplies–1.0%
Edwards Lifesciences Corp.(a)	106,159	20,311,401
Inogen, Inc.(a)	6,506	620,477
Insulet Corp.(a)	12,150	1,155,343
Intuitive Surgical, Inc.(a)	12,034	6,866,360
Medtronic PLC	115,494	10,519,194
Penumbra, Inc.(a)	10,723	1,576,388

		41,049,163

Company	Shares	U.S. $ Value
Health Care Providers & Services–1.7%
Amedisys, Inc.(a)	13,450	$1,657,847
Anthem, Inc.	93,006	26,690,862
Guardant Health, Inc.(a)	6,770	519,259
Molina Healthcare, Inc.(a)	6,923	982,789
UnitedHealth Group, Inc.(b)	165,878	41,014,994
WellCare Health Plans, Inc.(a)	2,664	718,614

		71,584,365

Health Care Technology–0.0%
Teladoc Health, Inc.(a)	27,488	1,528,333

Life Sciences Tools & Services–0.1%
ICON PLC(a)	18,185	2,483,707

Pharmaceuticals–2.4%
GW Pharmaceuticals PLC (Sponsored ADR)(a)	3,251	548,021
Johnson & Johnson(b)	59,955	8,381,109
Merck & Co., Inc.	326,425	27,148,767
Pfizer, Inc.	861,344	36,581,280
Revance Therapeutics, Inc.(a)	20,758	327,146
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	540,035	8,467,749
Zoetis, Inc.	213,559	21,498,985

		102,953,057

		279,918,038

Consumer Discretionary–6.5%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	10,652	500,218
Dana, Inc.	30,988	549,727
Lear Corp.	5,758	781,418
Magna International, Inc.–Class A	360,688	17,561,899

		19,393,262

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(a)	15,107	1,920,251
Chegg, Inc.(a)	43,103	1,643,086
Grand Canyon Education, Inc.(a)	16,135	1,847,619
Houghton Mifflin Harcourt Co.(a)	67,264	489,009
Sotheby’s(a)	21,435	809,171

		6,709,136

Hotels, Restaurants & Leisure–0.6%
Bloomin’ Brands, Inc.	36,975	756,139
Chipotle Mexican Grill, Inc.–Class A(a)	1,790	1,271,455
Hilton Grand Vacations, Inc.(a)	52,573	1,621,877
McDonald’s Corp.	93,707	17,794,959
Planet Fitness, Inc.(a)	29,214	2,007,586
Starbucks Corp.	39,579	2,942,303

		26,394,319

Household Durables–0.1%
Lennar Corp.–Class A	20,205	991,863
Taylor Morrison Home Corp.–Class A(a)	53,289	945,880

		1,937,743

2019 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail–0.6%
Booking Holdings, Inc.(a)	9,945	$17,353,130
eBay, Inc.	94,165	3,497,288
Etsy, Inc.(a)	25,556	1,717,874
GrubHub, Inc.(a)	19,170	1,331,740
Wayfair, Inc.–Class A(a)	10,350	1,536,458

		25,436,490

Multiline Retail–0.5%
Dollar General Corp.	170,436	20,333,015
Ollie’s Bargain Outlet Holdings, Inc.(a)	18,550	1,582,871

		21,915,886

Specialty Retail–3.3%
AutoZone, Inc.(a)	26,029	26,656,819
Burlington Stores, Inc.(a)	10,940	1,714,079
Five Below, Inc.(a)	14,212	1,765,841
Home Depot, Inc. (The)	224,736	43,124,591
Michaels Cos., Inc. (The)(a)	51,230	585,047
National Vision Holdings, Inc.(a)	41,156	1,293,533
Ross Stores, Inc.	244,137	22,729,155
Signet Jewelers Ltd.	20,290	551,076
TJX Cos., Inc. (The)	619,350	32,955,614
Ulta Salon Cosmetics & Fragrance, Inc.(a)	27,656	9,644,477

		141,020,232

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	14,180	648,735
NIKE, Inc.–Class B	345,164	29,066,261
Skechers U.S.A., Inc.–Class A(a)	26,784	900,210

		30,615,206

		273,422,274

Communication Services–5.6%
Diversified Telecommunication Services–0.8%
Verizon Communications, Inc.	583,168	34,482,724

Entertainment–0.5%
Walt Disney Co. (The)	196,418	21,808,291

Interactive Media & Services–3.0%
Alphabet, Inc.–Class C(a)(b)	68,505	80,377,601
Facebook, Inc.–Class A(a)(b)	277,868	46,317,817

		126,695,418

Media–1.0%
Comcast Corp.–Class A	1,034,985	41,378,700
Criteo SA (Sponsored ADR)(a)	29,292	586,719
Scholastic Corp.	12,590	500,578

		42,465,997

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(a)	188,548	13,028,667

		238,481,097

Company	Shares	U.S. $ Value

Industrials–4.0%
Aerospace & Defense–1.7%
AAR Corp.	18,096	$588,301
Boeing Co. (The)	73,698	28,109,891
Hexcel Corp.	18,652	1,289,973
L3 Technologies, Inc.	11,905	2,456,835
Northrop Grumman Corp.	64,080	17,275,968
Raytheon Co.	124,077	22,591,940

		72,312,908

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	6,513	329,298
Expeditors International of Washington, Inc.	14,108	1,070,797

		1,400,095

Airlines–0.5%
Alaska Air Group, Inc.	20,556	1,153,602
Delta Air Lines, Inc.	371,169	19,170,879
Hawaiian Holdings, Inc.	29,875	784,219
SkyWest, Inc.	19,790	1,074,399

		22,183,099

Building Products–0.1%
Armstrong World Industries, Inc.	20,082	1,594,912
Lennox International, Inc.	6,330	1,673,652

		3,268,564

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	17,458	1,057,780
Steelcase, Inc.–Class A	44,347	645,249

		1,703,029

Construction & Engineering–0.1%
Dycom Industries, Inc.(a)	5,160	237,050
Granite Construction, Inc.	11,700	504,855
Jacobs Engineering Group, Inc.	19,980	1,502,296
Quanta Services, Inc.	27,328	1,031,359
Tutor Perini Corp.(a)	36,380	622,826

		3,898,386

Electrical Equipment–0.1%
AMETEK, Inc.	17,559	1,456,870
EnerSys	7,205	469,478
Regal Beloit Corp.	11,921	975,972

		2,902,320

Industrial Conglomerates–0.6%
Carlisle Cos., Inc.	7,806	957,172
Honeywell International, Inc.	164,184	26,092,121

		27,049,293

Machinery–0.2%
Gardner Denver Holdings, Inc.(a)	49,723	1,382,797
Gates Industrial Corp. PLC(a)	49,854	714,906
IDEX Corp.	11,884	1,803,278
Kennametal, Inc.	3,000	110,250
Lincoln Electric Holdings, Inc.	9,934	833,165
Nordson Corp.	12,000	1,590,240

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Oshkosh Corp.	8,299	$623,504
Terex Corp.	18,070	580,589

		7,638,729

Professional Services–0.0%
CoStar Group, Inc.(a)	2,610	1,217,356

Road & Rail–0.6%
Knight-Swift Transportation Holdings, Inc.	39,383	1,287,037
Norfolk Southern Corp.	121,090	22,630,510

		23,917,547

Trading Companies & Distributors–0.1%
BMC Stock Holdings, Inc.(a)	33,582	593,394
MRC Global, Inc.(a)	48,030	839,564
SiteOne Landscape Supply, Inc.(a)	14,388	822,274
United Rentals, Inc.(a)	9,590	1,095,658

		3,350,890

		170,842,216

Consumer Staples–3.9%
Beverages–0.6%
Cott Corp.	68,305	997,936
PepsiCo, Inc.	210,216	25,761,971

		26,759,907

Food & Staples Retailing–2.0%
Costco Wholesale Corp.(b)	117,766	28,515,860
US Foods Holding Corp.(a)	659,541	23,024,576
Walmart, Inc.(b)	322,183	31,422,508

		82,962,944

Food Products–0.1%
Ingredion, Inc.	9,871	934,685
Nomad Foods Ltd.(a)	65,154	1,332,399

		2,267,084

Household Products–0.7%
Procter & Gamble Co. (The)	283,468	29,494,845

Tobacco–0.5%
Altria Group, Inc.	364,776	20,949,086

		162,433,866

Real Estate–2.8%
Equity Real Estate Investment Trusts (REITs)–2.4%
American Campus Communities, Inc.	25,632	1,219,571
Camden Property Trust	14,189	1,440,183
Cousins Properties, Inc.	57,200	552,552
CubeSmart	442,880	14,189,876
Empire State Realty Trust, Inc.–Class A	70,888	1,120,030
MGM Growth Properties LLC–Class A	33,970	1,095,532
Mid-America Apartment Communities, Inc.	281,847	30,814,333
Park Hotels & Resorts, Inc.	35,683	1,109,028
Regency Centers Corp.	394,717	26,639,450
STAG Industrial, Inc.	42,570	1,262,200
Sun Communities, Inc.	179,048	21,220,769

		100,663,524

Company	Shares	U.S. $ Value
Real Estate Management & Development–0.4%
CBRE Group, Inc.–Class A(a)	369,891	$18,291,110

		118,954,634

Energy–2.7%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(a)	23,476	835,745
Dril-Quip, Inc.(a)	15,333	703,018
National Oilwell Varco, Inc.	282,919	7,536,962
Oceaneering International, Inc.(a)	37,100	585,067
Oil States International, Inc.(a)	33,105	561,461
Patterson-UTI Energy, Inc.	55,846	782,961
RPC, Inc.	52,290	596,629

		11,601,843

Oil, Gas & Consumable Fuels–2.4%
Chevron Corp.	221,181	27,245,076
Cimarex Energy Co.	5,063	353,904
EOG Resources, Inc.	190,050	18,088,959
Exxon Mobil Corp.	181,250	14,645,000
Marathon Petroleum Corp.	147,700	8,839,845
Matador Resources Co.(a)	34,880	674,231
Oasis Petroleum, Inc.(a)	92,700	559,908
QEP Resources, Inc.(a)	105,703	823,426
Royal Dutch Shell PLC (Sponsored ADR)	458,333	29,310,395
SM Energy Co.	40,270	704,322

		101,245,066

		112,846,909

Utilities–1.4%
Electric Utilities–0.9%
Alliant Energy Corp.	27,936	1,316,624
American Electric Power Co., Inc.	419,847	35,162,186
PNM Resources, Inc.	17,284	818,224
Portland General Electric Co.	20,465	1,060,906

		38,357,940

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	10,930	899,102

Multi-Utilities–0.5%
Black Hills Corp.	10,507	778,254
NiSource, Inc.	673,402	19,299,701

		20,077,955

		59,334,997

Materials–0.4%
Chemicals–0.4%
FMC Corp.	8,820	677,552
Orion Engineered Carbons SA	26,782	508,590
PolyOne Corp.	30,916	906,148
Trinseo SA	17,460	790,938
Westlake Chemical Corp.	183,867	12,477,215

		15,360,443

2019 Semi-Annual Report	25

Schedule of Investments (continued)

Company		Shares	U.S. $ Value
Containers & Packaging–0.0%
Graphic Packaging Holding Co.		73,275	$925,463
Sealed Air Corp.		17,737	816,966

			1,742,429

Metals & Mining–0.0%
Alcoa Corp.(a)		29,140	820,583
Carpenter Technology Corp.		5,838	267,672

			1,088,255

			18,191,127

Total Common Stocks (cost $1,614,417,844)			2,270,929,684

INVESTMENT COMPANIES–37.7%
Funds and Investment Trusts–37.7%(c)(d)
AB All Market Real Return Portfolio–Class Z		31,201,126	266,145,607
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		17,657,950	185,585,052
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		54,106,908	626,557,994
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		8,412,104	90,682,479
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z		3,085,347	83,150,113
Sanford C. Bernstein Fund, Inc.–AB Tax-Managed International Portfolio–Class Z		21,361,275	345,198,208

Total Investment Companies (cost $1,524,881,588)			1,597,319,453

Company		Notional Amount	U.S. $ Value

OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
S&P 500 Index Expiration: Apr 2019; Contracts: 264,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(a) (premiums paid $2,507,155)	USD	759,000,000	$2,507,155

Shares

SHORT-TERM INVESTMENTS–4.4%
Investment Companies–4.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(c)(d)(e) (cost $176,156,396)		176,156,396	176,156,396

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 5/09/19–5/16/19(f) (cost $10,473,036)		$10,500	10,473,136

Total Short-Term Investments (cost $186,629,432)			186,629,532

Total Investments—95.8% (cost $3,328,436,019)			4,057,385,824

Other assets less liabilities—4.2%			176,144,524

Net Assets—100.0%			$4,233,530,348

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	9,187	June 2019	$337,196,611	$3,398,124

FTSE 100 Index Futures	963	June 2019	90,450,889	1,270,890

MSCI Emerging Markets Futures	706	June 2019	37,326,220	(66,816)

TOPIX Index Futures	1,558	June 2019	223,796,445	(629,993)

U.S. T-Note 2 Yr (CBT) Futures	936	June 2019	199,455,750	832,510

U.S. T-Note 10 Yr (CBT) Futures	1,975	June 2019	245,332,031	3,280,251

U.S. Ultra Bond (CBT) Futures	479	June 2019	80,472,000	2,972,396

Sold Contracts

Hang Seng Index Futures	156	April 2019	28,891,980	(327,476)

Russell 2000 E-Mini Futures	383	June 2019	29,563,770	599,770

S&P 500 E-Mini Futures	1,678	June 2019	238,091,420	(1,807,917)

26	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P Mid 400 E-Mini Futures	99	June 2019	$18,819,900	$124,590

S&P TSX 60 Index Futures	1,938	June 2019	277,600,898	(704,733)

SPI 200 Futures	52	June 2019	5,696,232	6,366

				$8,947,962

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	88,372	CAD	117,079	5/15/19	$(664,991)

Bank of America, NA	USD	7,870	EUR	6,923	5/15/19	(76,093)

BNP Paribas SA	CAD	37,907	USD	28,299	5/15/19	(98,227)

BNP Paribas SA	GBP	11,293	USD	14,823	5/15/19	83,131

BNP Paribas SA	JPY	7,113,723	USD	64,046	5/15/19	(367,223)

BNP Paribas SA	USD	47,308	GBP	36,076	5/15/19	(220,202)

BNP Paribas SA	USD	42,755	NZD	61,985	5/15/19	(509,106)

Citibank, NA	EUR	13,351	USD	15,343	5/15/19	311,973

Citibank, NA	USD	11,102	EUR	9,625	5/15/19	(266,323)

Citibank, NA	USD	29,608	NOK	255,888	5/15/19	109,894

Citibank, NA	USD	28,832	SEK	265,538	5/15/19	(179,332)

Credit Suisse International	AUD	115,290	USD	81,905	5/15/19	(24,082)

Credit Suisse International	EUR	119,777	USD	135,705	5/15/19	858,223

Credit Suisse International	GBP	62,073	USD	81,457	5/15/19	436,688

Credit Suisse International	SEK	523,567	USD	56,565	5/15/19	70,761

Credit Suisse International	USD	52,785	AUD	73,857	5/15/19	(299,371)

Credit Suisse International	USD	25,767	NOK	219,632	5/15/19	(259,891)

Credit Suisse International	USD	55,475	NZD	80,655	5/15/19	(505,290)

Credit Suisse International	USD	57,132	SEK	533,943	5/15/19	482,038

Goldman Sachs Bank USA	EUR	95,179	USD	108,969	5/15/19	1,814,205

Goldman Sachs Bank USA	USD	9,902	AUD	13,896	5/15/19	(26,607)

JPMorgan Chase Bank, NA	CHF	63,591	USD	63,640	5/15/19	(482,985)

JPMorgan Chase Bank, NA	JPY	18,082,140	USD	167,988	5/15/19	4,257,014

JPMorgan Chase Bank, NA	USD	38,941	AUD	53,827	5/15/19	(689,682)

JPMorgan Chase Bank, NA	USD	109,530	EUR	96,187	5/15/19	(1,241,481)

Morgan Stanley & Co., Inc.	CHF	53,000	USD	53,996	5/15/19	553,770

Morgan Stanley & Co., Inc.	USD	4,309	EUR	3,726	5/15/19	(113,950)

Natwest Markets PLC	USD	28,151	AUD	39,644	5/15/19	21,498

Natwest Markets PLC	USD	24,123	JPY	2,642,728	5/15/19	(193,622)

Natwest Markets PLC	USD	53,461	NZD	79,205	5/15/19	520,703

UBS AG	JPY	2,444,664	USD	22,087	5/15/19	(48,629)

UBS AG	NZD	78,748	USD	53,980	5/15/19	310,197

UBS AG	USD	27,243	CAD	36,149	5/15/19	(162,996)

UBS AG	USD	78,358	EUR	68,501	5/15/19	(1,238,175)

UBS AG	USD	56,227	GBP	43,496	5/15/19	545,678

UBS AG	USD	108,533	JPY	11,926,675	5/15/19	(539,163)

UBS AG	USD	28,121	NZD	41,562	5/15/19	204,876

						$2,373,228

2019 Semi-Annual Report	27

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2019 (Unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–24.5%
Japan–1.7%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	773,468	$7,251,738
Series 22 0.10%, 3/10/27		638,640	6,010,115
Series 23 0.10%, 3/10/28		873,573	8,215,910

			21,477,763

New Zealand–0.1%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(a)	NZD	975	716,564

United States–22.7%
U.S. Treasury Inflation Index 0.125%, 4/15/20 (TIPS)(b)(c)	U.S.$	33,603	33,439,785
0.125%, 4/15/21–7/15/26 (TIPS)		86,431	85,343,922
0.375%, 7/15/23–7/15/27 (TIPS)		57,431	57,275,585
0.625%, 7/15/21–1/15/26 (TIPS)		58,554	59,124,627
0.75%, 7/15/28 (TIPS)		4,963	5,071,989
1.25%, 7/15/20 (TIPS)		3,018	3,062,351
1.75%, 1/15/28 (TIPS)		2,583	2,850,689
2.00%, 1/15/26 (TIPS)		7,577	8,356,161
2.375%, 1/15/25–1/15/27 (TIPS)		23,032	26,187,956
2.50%, 1/15/29 (TIPS)		1,125	1,333,104
3.875%, 4/15/29 (TIPS)		2,082	2,749,535

			284,795,704

Total Inflation-Linked Securities (cost $306,331,404)			306,990,031

		Shares

INVESTMENT COMPANIES–17.5%
Funds and Investment Trusts–17.5%(d)
AB All Market Real Return Portfolio–Class Z(e)		4,843,873	41,318,232
iShares Core MSCI EAFE ETF		397,000	24,125,690
SPDR S&P 500 ETF Trust		524,541	148,172,342
SPDR S&P MidCap 400 ETF Trust		16,292	5,627,257

Total Investment Companies (cost $193,770,509)			219,243,521

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–14.4%
Austria–0.1%
Republic of Austria Government Bond 0.50%, 2/20/29(a)	EUR	1,230	$1,415,930

Belgium–0.8%
Kingdom of Belgium Government Bond Series 72 2.60%, 6/22/24(a)		1,489	1,917,805
Series 79 0.20%, 10/22/23(a)		2,765	3,173,101
Series 87 0.90%, 6/22/29(a)		2,920	3,436,109
Series 88 1.70%, 6/22/50(a)		1,107	1,318,661

			9,845,676

Finland–0.1%
Finland Government Bond 0.50%, 9/15/29(a)		1,191	1,368,015

France–1.1%
French Republic Government Bond OAT 0.75%, 5/25/28–11/25/28(a)		3,944	4,635,760
1.00%, 5/25/27(a)		4,841	5,841,364
1.75%, 6/25/39(a)		1,045	1,336,541
2.50%, 5/25/30(a)		131	180,827
3.50%, 4/25/26(a)		823	1,159,401

			13,153,893

Germany–1.0%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(a)		5,965	7,093,652
1.00%, 8/15/24(a)		48	58,221
2.50%, 7/04/44(a)		2,951	4,877,321

			12,029,194

Ireland–0.2%
Ireland Government Bond 1.00%, 5/15/26(a)		1,772	2,105,497

Italy–0.8%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		2,745	3,111,413
1.85%, 5/15/24		690	781,454
2.20%, 6/01/27		1,415	1,584,039
3.35%, 3/01/35(a)		983	1,143,226
3.85%, 9/01/49(a)		2,210	2,606,467

			9,226,599

Japan–1.2%
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39	JPY	37,900	470,705
Series 36 2.00%, 3/20/42		35,600	432,918

2019 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	208,100	$2,295,559
Series 128 1.90%, 6/20/31		169,750	1,883,761
Series 143 1.60%, 3/20/33		176,850	1,927,766
Series 150 1.40%, 9/20/34		387,400	4,151,503
Series 158 0.50%, 9/20/36		252,400	2,374,377
Series 159 0.60%, 12/20/36		190,050	1,814,983

			15,351,572

Malaysia–0.3%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	3,163	792,642
Series 0217 4.059%, 9/30/24		3,177	791,824
Series 0218 3.757%, 4/20/23		5,745	1,418,632
Series 0313 3.48%, 3/15/23		2,640	643,854

			3,646,952

Peru–0.2%
Peru Government Bond 5.94%, 2/12/29(a)	PEN	8,925	2,824,017

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	283,594

Spain–0.3%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	1,362	1,669,117
2.35%, 7/30/33(a)		1,585	1,961,408
2.90%, 10/31/46(a)		382	493,192

			4,123,717

United Kingdom–0.6%
United Kingdom Gilt 1.50%, 7/22/47(a)	GBP	257	331,014
1.625%, 10/22/28(a)		3,795	5,229,775
4.25%, 3/07/36(a)		977	1,817,821

			7,378,610

United States–7.7%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	854	761,928
2.50%, 2/15/45–5/15/46		3,313	3,116,825
2.875%, 8/15/45		2,130	2,158,289
2.875%, 11/15/46(b)		3,942	3,992,810
3.00%, 11/15/44–2/15/49		3,943	4,089,277
3.125%, 8/15/44–5/15/48		4,251	4,504,488
3.375%, 11/15/48		6,140	6,835,547
3.50%, 2/15/39		188	212,998
	Principal Amount (000)		U.S. $ Value
3.625%, 8/15/43	U.S.$	2,621	$3,010,005
4.50%, 2/15/36		2,328	2,947,830
5.50%, 8/15/28		2,520	3,170,081
6.25%, 5/15/30		2,004	2,743,386
U.S. Treasury Notes
1.625%, 8/31/22–2/15/26		5,910	5,755,509
1.625%, 10/31/23(b)		657	639,538
1.75%, 11/30/21		10,239	10,106,213
1.875%, 7/31/22		6,574	6,496,961
2.00%, 10/31/22–8/15/25		10,642	10,516,910
2.125%, 12/31/22–5/15/25		3,705	3,674,001
2.25%, 2/29/20–8/15/27		3,164	3,156,382
2.50%, 12/31/20		3,291	3,300,770
2.625%, 8/15/20–2/15/29		10,226	10,312,303
2.75%, 2/15/28		2,236	2,299,936
3.125%, 5/15/21–11/15/28		2,500	2,587,693

			96,389,680

Uruguay–0.0%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,095	210,323
9.875%, 6/20/22(a)		6,243	184,344

			394,667

Total Governments—Treasuries (cost $175,982,928)			179,537,613

CORPORATES—INVESTMENT GRADE–13.6%

Financial Institutions–7.0%
Banking–5.8%
ABN AMRO Bank NV 4.75%, 7/28/25(a)	U.S.$	395	410,685
AIB Group PLC 4.75%, 10/12/23(a)		753	775,838
American Express Co. Series C 4.90%, 3/15/20(f)		288	286,459
Banco Santander SA 3.25%, 4/04/26(a)	EUR	600	728,583
3.50%, 4/11/22	U.S.$	1,400	1,412,894
5.179%, 11/19/25		400	421,680
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	580	711,448
3.124%, 1/20/23	U.S.$	430	431,097
Series DD 6.30%, 3/10/26(f)		273	296,868
Series L 3.95%, 4/21/25		2,009	2,046,950
Series V 5.125%, 6/17/19(f)		886	883,316
Series Z 6.50%, 10/23/24(f)		538	583,068
Bank of Ireland Group PLC 4.50%, 11/25/23(a)		1,055	1,074,222

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Bank of Nova Scotia (The) 2.50%, 1/08/21	U.S.$	154	$153,506
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		545	543,861
Barclays Bank PLC 6.86%, 6/15/32(a)(f)		205	212,811
Barclays PLC 3.684%, 1/10/23		745	744,285
BB&T Corp. 2.625%, 6/29/20		466	465,488
BNP Paribas SA 2.375%, 5/21/20		518	516,281
4.705%, 1/10/25(a)		1,416	1,472,513
Series E 2.25%, 1/11/27(a)	EUR	369	428,819
BPCE SA 5.15%, 7/21/24(a)	U.S.$	295	307,532
5.70%, 10/22/23(a)		1,106	1,180,588
CaixaBank SA 1.125%, 1/12/23–5/17/24(a)	EUR	900	1,015,418
Capital One Financial Corp. 3.30%, 10/30/24	U.S.$	1,378	1,363,531
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	364	413,637
3.875%, 3/26/25	U.S.$	1,831	1,844,769
Citizens Bank NA/Providence RI 2.25%, 3/02/20		300	298,620
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	249,038
Compass Bank 2.875%, 6/29/22		1,935	1,913,831
5.50%, 4/01/20		549	561,945
Cooperatieve Rabobank UA 3.95%, 11/09/22		285	290,378
4.375%, 8/04/25		1,197	1,238,105
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		299	298,004
Credit Agricole SA/London 2.75%, 6/10/20(a)		553	553,056
3.375%, 1/10/22(a)		738	741,535
Credit Suisse Group AG 2.125%, 9/12/25(a)	GBP	610	775,967
4.207%, 6/12/24(a)	U.S.$	390	399,313
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		810	822,344
4.55%, 4/17/26		528	551,327
Danske Bank A/S 3.875%, 9/12/23(a)		742	727,909
5.375%, 1/12/24(a)		700	727,076
Discover Bank 4.682%, 8/09/28		550	558,569
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	601	710,779
	Principal Amount (000)		U.S. $ Value
2.905%, 7/24/23	U.S.$	180	$177,885
3.75%, 5/22/25		246	248,339
5.75%, 1/24/22		2,629	2,819,287
HSBC Bank USA NA 4.875%, 8/24/20		530	544,564
HSBC Holdings PLC 4.25%, 3/14/24		936	956,414
4.292%, 9/12/26		1,806	1,859,999
4.75%, 7/04/29(a)(f)	EUR	400	440,287
6.00%, 9/29/23(a)(f)		450	562,838
ING Bank NV 5.80%, 9/25/23(a)	U.S.$	685	738,396
ING Groep NV 4.10%, 10/02/23		650	668,148
6.875%, 4/16/22(a)(f)		835	862,488
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)		905	882,511
3.375%, 1/12/23(a)		600	585,444
5.017%, 6/26/24(a)		400	386,168
Series E 3.928%, 9/15/26(a)	EUR	239	281,506
JPMorgan Chase & Co. 2.295%, 8/15/21	U.S.$	127	125,594
3.22%, 3/01/25		1,235	1,234,136
Series V 5.00%, 7/01/19(f)		300	298,500
Series X 6.10%, 10/01/24(f)		430	451,315
Series Z 5.30%, 5/01/20(f)		124	125,251
KeyBank NA/Cleveland OH 2.25%, 3/16/20		550	547,618
Lloyds Banking Group PLC 1.00%, 11/09/23(a)	EUR	334	375,155
4.50%, 11/04/24	U.S.$	296	300,046
4.582%, 12/10/25		1,856	1,876,527
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		933	931,292
Morgan Stanley 3.737%, 4/24/24		593	604,498
5.00%, 11/24/25		600	642,186
Series G 1.375%, 10/27/26	EUR	1,428	1,634,762
1.75%, 3/11/24		600	708,082
3.70%, 10/23/24	U.S.$	1,075	1,095,597
4.35%, 9/08/26		1,065	1,091,732
MUFG Bank Ltd. 2.30%, 3/05/20(a)		360	358,535
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		250	249,718
Nationwide Building Society 2.00%, 7/25/29(a)	EUR	285	314,763
4.00%, 9/14/26(a)	U.S.$	1,615	1,557,587
Nordea Bank Abp 3.75%, 8/30/23(a)		347	349,276

2019 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
PNC Bank NA 2.60%, 7/21/20	U.S.$	250	$249,685
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(f)	GBP	85	113,608
Royal Bank of Scotland Group PLC 5.125%, 5/28/24	U.S.$	251	257,667
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,983	1,973,541
Santander UK Group Holdings PLC 2.875%, 8/05/21		270	267,994
3.571%, 1/10/23		610	607,841
4.796%, 11/15/24		233	240,286
Santander UK PLC 5.00%, 11/07/23(a)		1,110	1,139,914
Standard Chartered PLC 4.247%, 1/20/23(a)		234	237,533
5.20%, 1/26/24(a)		950	1,000,360
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		384	384,353
UBS AG/Stamford CT 7.625%, 8/17/22		280	308,720
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		697	719,757
7.125%, 8/10/21(a)(f)		545	566,282
UniCredit SpA 3.75%, 4/12/22(a)		502	499,781
US Bancorp Series J 5.30%, 4/15/27(f)		833	845,653
Wells Fargo & Co. 3.069%, 1/24/23		953	954,754
3.75%, 1/24/24		622	640,262
4.125%, 8/15/23		1,680	1,741,438
Series E 2.625%, 8/16/22(a)	EUR	211	255,648

			72,035,464

Finance–0.2%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25	U.S.$	552	536,163
4.418%, 11/15/35		207	191,732
Synchrony Financial 4.375%, 3/19/24		105	106,461
4.50%, 7/23/25		1,670	1,676,513

			2,510,869

Insurance–0.7%
Allianz SE 2.241%, 7/07/45(a)	EUR	700	812,920
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)	U.S.$	380	384,017
ASR Nederland NV 5.125%, 9/29/45(a)	EUR	261	323,126
Assicurazioni Generali SpA 5.50%, 10/27/47(a)		331	406,573
	Principal Amount (000)		U.S. $ Value
Aviva PLC 3.375%, 12/04/45(a)	EUR	262	$303,444
Series E 6.125%, 7/05/43(a)		108	139,888
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		300	402,144
CNP Assurances 4.25%, 6/05/45(a)		700	867,674
4.50%, 6/10/47(a)		300	375,646
Credit Agricole Assurances SA 4.75%, 9/27/48(a)		600	747,193
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)	U.S.$	513	541,564
MetLife, Inc. 4.75%, 2/08/21		336	348,066
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(a)	EUR	800	985,749
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	460	722,379
New York Life Global Funding 1.95%, 2/11/20(a)		301	299,026
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		655	654,805
Voya Financial, Inc. 5.65%, 5/15/53		751	743,070

			9,057,284

REITS–0.3%
American Tower Corp. 3.50%, 1/31/23		525	532,455
Equinix, Inc. 2.875%, 3/15/24–2/01/26	EUR	548	633,883
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	25	24,969
SITE Centers Corp. 3.625%, 2/01/25		280	274,893
Welltower, Inc. 4.00%, 6/01/25		1,231	1,266,108
WPC Eurobond BV 2.125%, 4/15/27	EUR	601	677,496

			3,409,804

			87,013,421

Industrial–6.3%
Basic–0.6%
Anglo American Capital PLC 3.75%, 4/10/22(a)	U.S.$	200	200,536
DowDuPont, Inc. 4.205%, 11/15/23		1,425	1,489,937
4.493%, 11/15/25		825	879,062
Eastman Chemical Co. 3.80%, 3/15/25		276	282,202

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Equate Petrochemical BV 3.00%, 3/03/22(a)	U.S.$	625	$613,944
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)	EUR	180	209,691
Glencore Funding LLC 4.00%, 3/27/27(a)	U.S.$	206	199,307
4.125%, 5/30/23(a)		265	270,146
4.625%, 4/29/24(a)		89	91,871
LyondellBasell Industries NV 5.75%, 4/15/24		685	747,602
SABIC Capital II BV 4.00%, 10/10/23(a)		467	477,134
Suzano Austria GmbH 6.00%, 1/15/29(a)		833	887,320
Vale Overseas Ltd. 6.25%, 8/10/26		582	635,544

			6,984,296

Capital Goods–0.1%
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	781,187
United Technologies Corp. 3.95%, 8/16/25		849	882,204
Wabtec Corp. 4.40%, 3/15/24		210	213,604

			1,876,995

Communications—Media–0.4%
CBS Corp. 4.00%, 1/15/26		90	91,258
4.20%, 6/01/29		472	476,121
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		615	649,052
5.05%, 3/30/29		450	474,228
5.75%, 4/01/48		150	156,750
Cox Communications, Inc. 2.95%, 6/30/23(a)		273	271,007
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		799	798,752
Time Warner Cable LLC 4.50%, 9/15/42		604	529,672
Warner Media LLC 3.55%, 6/01/24		685	691,076
3.60%, 7/15/25		1,100	1,097,811

			5,235,727

Communications—Telecommunications–0.7%
AT&T, Inc. 3.40%, 5/15/25		2,435	2,415,277
3.95%, 1/15/25		181	184,710
4.125%, 2/17/26		2,162	2,209,542
4.35%, 3/01/29		300	306,414
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		1,345	1,359,607
	Principal Amount (000)		U.S. $ Value
Verizon Communications, Inc. 4.862%, 8/21/46	U.S.$	448	$476,901
Vodafone Group PLC 3.75%, 1/16/24		439	443,122
4.125%, 5/30/25		962	981,182

			8,376,755

Consumer Cyclical—Automotive–0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		479	477,367
General Motors Co. 4.20%, 10/01/27		220	211,730
General Motors Financial Co., Inc. 3.70%, 5/09/23		116	115,457
4.00%, 1/15/25		335	328,876
5.10%, 1/17/24		1,309	1,362,879
Volkswagen Bank GmbH 1.25%, 6/10/24(a)	EUR	700	778,818
Volkswagen International Finance NV Series 10Y 1.875%, 3/30/27(a)		400	441,727
Volkswagen Leasing GmbH 2.625%, 1/15/24(a)		370	441,071

			4,157,925

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21		1,190	1,375,677

Consumer Cyclical—Other–0.0%
James Hardie International Finance DAC 3.625%, 10/01/26(a)		119	135,799

Consumer Non-Cyclical–1.3%
Altria Group, Inc. 1.00%, 2/15/23		650	734,818
1.70%, 6/15/25		305	346,968
AmerisourceBergen Corp. 4.30%, 12/15/47	U.S.$	240	217,735
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		340	373,143
Baxalta, Inc. 3.60%, 6/23/22		66	66,232
Bayer US Finance LLC 2.375%, 10/08/19(a)		448	446,387
Becton Dickinson and Co. 3.734%, 12/15/24		159	161,442
Biogen, Inc. 4.05%, 9/15/25		663	681,770
BRF SA 3.95%, 5/22/23(a)		708	660,422
Cigna Corp. 3.75%, 7/15/23(a)		321	328,819
4.125%, 11/15/25(a)		380	393,312
4.375%, 10/15/28(a)		506	524,722
CVS Health Corp. 4.10%, 3/25/25		1,260	1,293,327
4.30%, 3/25/28		660	669,273

2019 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Gilead Sciences, Inc. 2.55%, 9/01/20	U.S.$	612	$611,180
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	246,624
3.60%, 2/01/25		113	112,601
Medtronic Global Holdings SCA 1.125%, 3/07/27	EUR	572	661,102
Mylan, Inc. 3.125%, 1/15/23(a)	U.S.$	900	879,660
4.20%, 11/29/23		292	296,628
Philip Morris International, Inc. 0.625%, 11/08/24	EUR	640	718,308
Reynolds American, Inc. 4.45%, 6/12/25	U.S.$	500	513,875
6.875%, 5/01/20		275	285,986
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		207	202,098
Takeda Pharmaceutical Co., Ltd. 1.125%, 11/21/22(a)	EUR	930	1,071,072
4.40%, 11/26/23(a)	U.S.$	1,493	1,566,665
Tyson Foods, Inc. 3.95%, 8/15/24		760	780,969
4.00%, 3/01/26		363	371,171
4.35%, 3/01/29		403	416,678
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		556	554,660
Zoetis, Inc. 3.45%, 11/13/20		263	265,441

			16,453,088

Energy–1.3%
Antero Resources Corp. 5.125%, 12/01/22		591	594,446
Cenovus Energy, Inc. 3.00%, 8/15/22		54	52,869
5.70%, 10/15/19		85	85,815
Encana Corp. 3.90%, 11/15/21		410	418,302
Energy Transfer Operating LP 3.60%, 2/01/23		55	55,457
4.25%, 3/15/23		450	459,981
4.50%, 4/15/24		460	480,994
4.65%, 6/01/21		175	180,241
4.75%, 1/15/26		600	626,424
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	203,089
EnLink Midstream Partners LP 4.15%, 6/01/25		515	497,274
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,359,733
Hess Corp. 4.30%, 4/01/27		1,960	1,942,302
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		255	261,834
	Principal Amount (000)		U.S. $ Value
Marathon Oil Corp. 3.85%, 6/01/25	U.S.$	315	$319,004
Noble Energy, Inc. 3.85%, 1/15/28		425	418,638
3.90%, 11/15/24		1,235	1,247,967
4.15%, 12/15/21		424	434,142
ONEOK, Inc. 4.35%, 3/15/29		393	399,940
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,242	1,237,839
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		601	637,409
5.625%, 3/01/25		648	712,314
Southern Star Central Corp. 5.125%, 7/15/22(a)		412	411,918
Spectra Energy Partners LP 3.50%, 3/15/25		795	796,654
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		487	484,969
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		363	356,920
TransCanada PipeLines Ltd. 9.875%, 1/01/21		252	280,428
Western Midstream Operating LP 4.50%, 3/01/28		325	323,280
4.75%, 8/15/28		220	223,260
Williams Cos., Inc. (The) 3.90%, 1/15/25		245	250,079
4.125%, 11/15/20		575	584,079

			16,337,601

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)		668	697,392

Services–0.2%
Expedia Group, Inc. 3.80%, 2/15/28		1,395	1,344,654
S&P Global, Inc. 4.40%, 2/15/26		762	820,293
Total System Services, Inc. 4.00%, 6/01/23		458	470,811

			2,635,758

Technology–0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		420	418,946
3.875%, 1/15/27		773	738,532
Broadcom, Inc. 3.625%, 10/15/24		725	719,330
4.25%, 4/15/26		565	560,825
Dell International LLC/EMC Corp. 4.42%, 6/15/21(a)		176	180,583
6.02%, 6/15/26(a)		788	848,179

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	314	$353,586
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	U.S.$	960	957,408
4.90%, 10/15/25		800	850,192
International Business Machines Corp. 0.375%, 1/31/23	EUR	655	740,499
0.875%, 1/31/25		436	498,341
KLA-Tencor Corp. 4.65%, 11/01/24	U.S.$	1,340	1,431,388
Lam Research Corp. 2.80%, 6/15/21		405	404,567
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25		521	508,506
4.875%, 3/01/24		682	680,376
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		294	294,125
Western Digital Corp. 4.75%, 2/15/26		795	760,394

			10,945,777

Transportation—Services–0.3%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		1,245	1,246,824
4.00%, 7/30/27(a)		445	423,758
Chicago Parking Meters LLC 4.93%, 12/30/25		800	848,831
FedEx Corp. 0.70%, 5/13/22	EUR	322	365,867
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(a)	U.S.$	695	697,073

			3,582,353

			78,795,143

Utility–0.3%
Electric–0.3%
Adani Transmission Ltd. 4.00%, 8/03/26(a)		650	602,820
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		249	312,776
Enel Chile SA 4.875%, 6/12/28		756	797,278
Enel Finance International NV 4.25%, 9/14/23(a)		499	509,923
Exelon Generation Co. LLC 2.95%, 1/15/20		778	778,016
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		776	818,680
	Principal Amount (000)		U.S. $ Value
Monongahela Power Co. 4.10%, 4/15/24(a)	U.S.$	305	$318,475

			4,137,968

Total Corporates—Investment Grade (cost $167,492,605)			169,946,532

MORTGAGE PASS-THROUGHS–6.3%
Agency Fixed Rate 30-Year–5.9%
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 2/01/46		1,375	1,434,943
Series 2017 4.00%, 7/01/44		1,067	1,111,027
Series 2018 4.00%, 11/01/48–12/01/48		3,183	3,305,765
4.50%, 3/01/48–11/01/48		4,011	4,241,893
5.00%, 11/01/48		744	797,097
Series 2019 4.50%, 2/01/49		1,216	1,290,690
Federal National Mortgage Association Series 2007 5.50%, 8/01/37		216	235,050
Series 2010 4.00%, 12/01/40		641	669,176
Series 2013 3.50%, 3/01/43		12	12,607
4.00%, 10/01/43		1,775	1,851,502
Series 2014 5.50%, 9/01/41		838	912,110
Series 2015 3.00%, 5/01/45–8/01/45		2,285	2,280,515
Series 2017 3.50%, 1/01/47–1/01/48		4,580	4,652,432
Series 2018 3.50%, 2/01/48–4/01/48		20,978	21,331,682
4.00%, 8/01/48–12/01/48		8,032	8,339,345
4.50%, 9/01/48		7,634	8,053,528
4.50%, 4/01/49, TBA		2,383	2,482,788
Series 2019 5.00%, 4/01/49, TBA		2,875	3,039,639
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		1,041	1,047,683
Series 2019 4.50%, 5/01/49, TBA		6,625	6,875,767

			73,965,239

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2013 2.50%, 3/01/28–6/01/28		90	90,014

2019 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2014 2.50%, 9/01/29	U.S.$	276	$275,444
Series 2016 2.50%, 11/01/31–1/01/32		4,235	4,212,401
Series 2017 2.50%, 2/01/32		156	155,384

			4,733,243

Total Mortgage Pass-Throughs (cost $77,958,164)			78,698,482

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.7%
Non-Agency Fixed Rate CMBS–3.3%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		615	624,297
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		1,250	1,247,773
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,120	2,165,216
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		838	842,624
Series 2015-GC27, Class XA 1.375%, 2/10/48(g)		6,672	416,389
Series 2015-GC35, Class A4 3.818%, 11/10/48		525	547,907
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,418,963
Series 2016-GC36, Class A5 3.616%, 2/10/49		645	665,841
Series 2018-B2, Class A4 4.009%, 3/10/51		450	476,313
Commercial Mortgage Trust Series 2010-C1, Class D 6.128%, 7/10/46(a)(h)		1,070	1,096,650
Series 2013-CR12, Class A4 4.046%, 10/10/46		500	522,416
Series 2014-UBS3, Class A4 3.819%, 6/10/47		570	593,424
Series 2014-UBS5, Class A4 3.838%, 9/10/47		990	1,032,674
Series 2015-CR24, Class A5 3.696%, 8/10/48		655	677,476
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,005	1,018,564
Series 2015-LC21, Class XA 0.772%, 7/10/48(g)		5,966	194,538
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		736	752,560
Series 2015-C3, Class A4 3.718%, 8/15/48		671	694,183
	Principal Amount (000)		U.S. $ Value
Series 2015-C4, Class A4 3.808%, 11/15/48	U.S.$	1,775	$1,844,504
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.391%, 8/10/44(a)(h)		755	732,185
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		251	246,717
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,103,724
Series 2013-GC12, Class B 3.777%, 6/10/46(h)		465	469,688
Series 2014-GC18, Class D 4.996%, 1/10/47(a)(h)		100	84,633
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,640	1,733,889
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(h)		89	89,430
Series 2011-C5, Class D 5.383%, 8/15/46(a)(h)		116	115,622
Series 2012-C6, Class E 5.157%, 5/15/45(a)(h)		375	347,940
Series 2012-C8, Class AS 3.424%, 10/15/45(a)		1,400	1,414,485
Series 2012-CBX, Class E 5.191%, 6/15/45(a)(h)		305	286,683
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		1,085	1,127,420
Series 2014-C22, Class XA 0.864%, 9/15/47(g)		15,765	581,305
Series 2014-C26, Class AS 3.80%, 1/15/48(h)		770	788,693
Series 2015-C30, Class A5 3.822%, 7/15/48		655	682,512
Series 2015-C31, Class A3 3.801%, 8/15/48		1,344	1,398,898
Series 2015-C32, Class C 4.672%, 11/15/48(h)		704	723,509
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.083%, 9/15/50(g)		4,307	279,581
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(h)		370	255,131
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		378	376,791
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,327	1,303,723
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(h)(i)		464	432,282

36	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value
Series 2016-UB12, Class A4 3.596%, 12/15/49	U.S.$	1,005	$1,035,893
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		1,220	1,317,256
Series 2018-C8, Class A4 3.983%, 2/15/51		1,020	1,073,069
Series 2018-C9, Class A4 4.117%, 3/15/51		1,690	1,797,119
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,035,214
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.469%, 9/15/48(h)		669	669,009
Series 2016-LC25, Class C 4.42%, 12/15/59(h)		125	127,025
Series 2016-NXS6, Class C 4.313%, 11/15/49(h)		750	771,112
Series 2018-C43, Class A4 4.012%, 3/15/51		450	474,420

			40,707,270

Non-Agency Floating Rate CMBS–1.4%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.384% (LIBOR 1 Month + 0.90%), 4/15/35(a)(j)		1,014	1,006,823
Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(a)(j)		1,965	1,962,547
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.484% (LIBOR 1 Month + 1.00%), 11/15/33(a)(h)(j)		1,935	1,929,746
BHMS Series 2018-ATLS, Class A 3.734% (LIBOR 1 Month + 1.25%), 7/15/35(a)(j)		1,865	1,862,088
BX Trust Series 2017-IMC, Class A 3.534% (LIBOR 1 Month + 1.05%), 10/15/32(a)(j)		1,180	1,176,280
Series 2018-EXCL, Class A 3.571% (LIBOR 1 Month + 1.09%), 9/15/37(a)(j)		1,543	1,540,303
Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.56% (LIBOR 1 Month + 1.08%), 3/15/36(a)(j)		1,579	1,579,196
Series 2019-CHL2, Class C 3.98% (LIBOR 1 Month + 1.50%), 3/15/36(a)(h)(j)		256	256,153
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.084% (LIBOR 1 Month + 4.60%), 11/15/33(a)(h)(j)		640	639,721
Principal Amount (000)			U.S. $ Value
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(a)(j)	U.S.$	1,631	$1,632,209
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(a)(j)		914	911,717
Invitation Homes Trust Series 2018-SFR4, Class A 3.582% (LIBOR 1 Month + 1.10%), 1/17/38(a)(j)		918	924,167
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434% (LIBOR 1 Month + 1.95%), 11/15/26(j)(k)		246	245,506
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(a)(j)		1,940	1,936,553
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.834% (LIBOR 1 Month + 1.35%), 6/15/29(a)(j)		209	208,994

			17,812,003

Total Commercial Mortgage-Backed Securities (cost $58,626,019)			58,519,273

COLLATERALIZED MORTGAGE OBLIGATIONS–3.6%
Risk Share Floating Rate–3.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.836% (LIBOR 1 Month + 1.35%), 8/25/28(a)(j)		680	678,960
Series 2018-3A, Class M1B 4.336% (LIBOR 1 Month + 1.85%), 10/25/27(a)(j)		660	662,864
Series 2019-1A, Class M1B 4.234% (LIBOR 1 Month + 1.75%), 3/25/29(a)(j)		524	524,490
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.886% (LIBOR 1 Month + 2.40%), 4/25/31(a)(j)		637	641,355
Series 2019-R02, Class 1M2 4.786% (LIBOR 1 Month + 2.30%), 8/25/31(a)(j)		708	712,426
Eagle RE Ltd. Series 2018-1, Class M1 4.186% (LIBOR 1 Month + 1.70%), 11/25/28(a)(j)		858	861,461
Series 2018-1, Class M2 5.486% (LIBOR 1 Month + 3.00%), 11/25/28(a)(j)		295	297,102

2019 Semi-Annual Report	37

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/23(j)	U.S.$	1,064	$1,162,114
Series 2014-DN4, Class M3 7.036% (LIBOR 1 Month + 4.55%), 10/25/24(j)		893	980,858
Series 2014-HQ3, Class M3 7.236% (LIBOR 1 Month + 4.75%), 10/25/24(j)		751	825,637
Series 2015-DNA1, Class M2 4.336% (LIBOR 1 Month + 1.85%), 10/25/27(j)		267	269,240
Series 2015-DNA2, Class M2 5.086% (LIBOR 1 Month + 2.60%), 12/25/27(j)		657	664,812
Series 2015-DNA3, Class M3 7.186% (LIBOR 1 Month + 4.70%), 4/25/28(j)		308	354,379
Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(j)		536	543,561
Series 2015-HQA2, Class M3 7.286% (LIBOR 1 Month + 4.80%), 5/25/28(j)		539	611,885
Series 2016-DNA1, Class M2 5.39% (LIBOR 1 Month + 2.90%), 7/25/28(j)		269	272,461
Series 2016-DNA1, Class M3 8.04% (LIBOR 1 Month + 5.55%), 7/25/28(j)		318	373,948
Series 2016-DNA2, Class M3 7.136% (LIBOR 1 Month + 4.65%), 10/25/28(j)		842	939,785
Series 2016-DNA3, Class M2 4.486% (LIBOR 1 Month + 2.00%), 12/25/28(j)		191	192,089
Series 2016-DNA4, Class M2 3.786% (LIBOR 1 Month + 1.30%), 3/25/29(j)		274	275,127
Series 2016-HQA1, Class M3 8.836% (LIBOR 1 Month + 6.35%), 9/25/28(j)		386	460,626
Series 2017-DNA1, Class M2 5.736% (LIBOR 1 Month + 3.25%), 7/25/29(j)		265	284,371
Series 2017-DNA2, Class M2 5.936% (LIBOR 1 Month + 3.45%), 10/25/29(j)		434	466,253
Series 2017-DNA3, Class M2 4.986% (LIBOR 1 Month + 2.50%), 3/25/30(j)		630	645,155
Series 2017-HQA2, Class M2 5.136% (LIBOR 1 Month + 2.65%), 12/25/29(j)		250	256,777
Principal Amount (000)			U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 3.436% (LIBOR 1 Month + 0.95%), 5/25/24(j)	U.S.$	22	$21,521
Series 2014-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 7/25/24(j)		426	452,237
Series 2014-C04, Class 1M2 7.386% (LIBOR 1 Month + 4.90%), 11/25/24(j)		1,063	1,190,169
Series 2014-C04, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 11/25/24(j)		776	865,648
Series 2015-C01, Class 1M2 6.786% (LIBOR 1 Month + 4.30%), 2/25/25(j)		1,518	1,641,281
Series 2015-C01, Class 2M2 7.036% (LIBOR 1 Month + 4.55%), 2/25/25(j)		559	598,237
Series 2015-C02, Class 1M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(j)		862	930,547
Series 2015-C02, Class 2M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(j)		1,111	1,180,991
Series 2015-C03, Class 1M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(j)		1,129	1,257,950
Series 2015-C03, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(j)		1,169	1,284,433
Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(j)		796	910,779
Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(j)		1,104	1,229,971
Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(j)		1,332	1,542,810
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(j)		761	874,369
Series 2016-C02, Class 1M2 8.486% (LIBOR 1 Month + 6.00%), 9/25/28(j)		1,382	1,574,634
Series 2016-C03, Class 1M1 4.486% (LIBOR 1 Month + 2.00%), 10/25/28(j)		31	31,543
Series 2016-C03, Class 1M2 7.786% (LIBOR 1 Month + 5.30%), 10/25/28(j)		134	152,873
Series 2016-C03, Class 2M2 8.386% (LIBOR 1 Month + 5.90%), 10/25/28(j)		1,895	2,142,689

38	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value
Series 2016-C04, Class 1M2 6.736% (LIBOR 1 Month + 4.25%), 1/25/29(j)	U.S.$	331	$363,575
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(j)		1,578	1,721,069
Series 2016-C07, Class 2M2 6.836% (LIBOR 1 Month + 4.35%), 5/25/29(j)		275	300,427
Series 2017-C02, Class 2M2 6.136% (LIBOR 1 Month + 3.65%), 9/25/29(j)		276	297,280
Series 2017-C04, Class 2M2 5.336% (LIBOR 1 Month + 2.85%), 11/25/29(j)		540	559,852
Series 2018-C01, Class 1M2 4.736% (LIBOR 1 Month + 2.25%), 7/25/30(j)		350	351,987
Home Re Ltd. Series 2018-1, Class M1 4.086% (LIBOR 1 Month + 1.60%), 10/25/28(a)(j)		525	525,000
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/24(j)(k)		82	88,712
Series 2015-CH1, Class M1 4.486% (LIBOR 1 Month + 2.00%), 10/25/25(j)(k)		58	58,424
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(a)(j)		910	911,852
Radnor RE Ltd. Series 2019-1, Class M1B 4.436% (LIBOR 1 Month + 1.95%), 2/25/29(a)(j)		767	770,047
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736% (LIBOR 1 Month + 5.25%), 11/25/25(j)(k)		448	504,885
Series 2015-WF1, Class 2M2 7.986% (LIBOR 1 Month + 5.50%), 11/25/25(j)(k)		142	163,524

			38,457,052

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 3.716% (6.20%–LIBOR 1 Month), 10/15/42(j)(l)		984	180,439
Principal Amount (000)			U.S. $ Value
Series 4693, Class SL 3.666% (6.15%–LIBOR 1 Month), 6/15/47(j)(l)	U.S.$	2,980	$545,754
Series 4719, Class JS 3.666% (6.15%–LIBOR 1 Month), 9/15/47(j)(l)		1,377	216,986
Series 4727, Class SA 3.716% (6.20%–LIBOR 1 Month), 11/15/47(j)(l)		3,249	559,700
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.055% (6.54%–LIBOR 1 Month), 12/25/41(j)(l)		1,384	267,598
Series 2012-70, Class SA 4.065% (6.55%–LIBOR 1 Month), 7/25/42(j)(l)		1,828	377,287
Series 2014-17, Class SA 3.565% (6.05%–LIBOR 1 Month), 4/25/44(j)(l)		3,642	642,192
Series 2014-78, Class SE 3.615% (6.10%–LIBOR 1 Month), 12/25/44(j)(l)		1,294	216,422
Series 2014-92, Class SX 3.615% (6.10%–LIBOR 1 Month), 1/25/45(j)(l)		3,307	611,595
Series 2016-77, Class DS 3.51% (6.00%–LIBOR 1 Month), 10/25/46(j)(l)		2,762	475,805
Series 2017-16, Class SG 3.565% (6.05%–LIBOR 1 Month), 3/25/47(j)(l)		1,406	245,049
Series 2017-62, Class AS 3.665% (6.15%–LIBOR 1 Month), 8/25/47(j)(l)		1,402	242,986
Series 2017-81, Class SA 3.715% (6.20%–LIBOR 1 Month), 10/25/47(j)(l)		1,189	214,077
Series 2017-97, Class LS 3.715% (6.20%–LIBOR 1 Month), 12/25/47(j)(l)		2,148	406,268
Series 2017-97, Class SW 3.715% (6.20%–LIBOR 1 Month), 12/25/47(j)(l)		1,148	215,400
Government National Mortgage Association Series 2017-122, Class SA 3.712% (6.20%–LIBOR 1 Month), 8/20/47(j)(l)		1,331	249,372
Series 2017-134, Class SE 3.712% (6.20%–LIBOR 1 Month), 9/20/47(j)(l)		1,323	213,335
Series 2017-65, Class ST 3.662% (6.15%–LIBOR 1 Month), 4/20/47(j)(l)		1,546	275,238

			6,155,503

2019 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35	U.S.$	910	$770,087

Total Collateralized Mortgage Obligations (cost $42,792,847)			45,382,642

CORPORATES—NON-INVESTMENT GRADE–2.5%

Industrial–1.4%
Basic–0.1%
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(a)	EUR	530	619,004

Capital Goods–0.1%
Colfax Corp. 3.25%, 5/15/25(a)		420	481,514
Crown European Holdings SA 2.625%, 9/30/24(a)		402	467,759
TransDigm, Inc. 6.25%, 3/15/26(a)	U.S.$	864	897,774

			1,847,047

Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		725	723,681
CSC Holdings LLC 6.75%, 11/15/21		285	304,582

			1,028,263

Communications—Telecommunications–0.1%
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,232,817

Consumer Cyclical—Automotive–0.1%
IHO Verwaltungs GmbH 3.25% (3.25% Cash or 4.00% PIK), 9/15/23(a)(m)	EUR	280	319,935
LKQ European Holdings BV 3.625%, 4/01/26(a)		295	339,484
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)		385	439,898
Tenneco, Inc. 5.00%, 7/15/24(a)		260	305,188
Volvo Car AB 2.00%, 1/24/25(a)		100	110,760

			1,515,265

Consumer Cyclical—Entertainment–0.0%
Dometic Group AB 3.00%, 9/13/23(a)		254	286,158

Consumer Cyclical—Other–0.1%
International Game Technology PLC 4.75%, 2/15/23(a)		305	371,215
6.50%, 2/15/25(a)	U.S.$	885	921,852

			1,293,067

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.1%
HCA, Inc. 5.375%, 9/01/26	U.S.$	862	$906,962
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		95	97,939
Spectrum Brands, Inc. 5.75%, 7/15/25		821	830,245

			1,835,146

Energy–0.2%
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		766	779,038
Nabors Industries, Inc. 5.50%, 1/15/23		393	376,757
PDC Energy, Inc. 5.75%, 5/15/26		336	327,560
SM Energy Co. 6.625%, 1/15/27		140	133,337
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		671	681,561
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		580	604,151

			2,902,404

Other Industrial–0.1%
Belden, Inc. 2.875%, 9/15/25(a)	EUR	119	135,584
3.375%, 7/15/27(a)		559	631,743
ProGroup AG 3.00%, 3/31/26(a)		415	477,653

			1,244,980

Services–0.1%
Elis SA 2.875%, 2/15/26(a)		400	460,806
Intertrust Group BV 3.375%, 11/15/25(a)		270	309,657

			770,463

Technology–0.2%
CommScope Finance LLC 5.50%, 3/01/24(a)	U.S.$	515	527,350
6.00%, 3/01/26(a)		705	728,096
EMC Corp. 3.375%, 6/01/23		645	625,579

			1,881,025

Transportation—Railroads–0.0%
Getlink SE 3.625%, 10/01/23(a)	EUR	200	233,542

Transportation—Services–0.1%
Europcar Mobility Group 5.75%, 6/15/22(a)		173	198,914
Loxam SAS 4.25%, 4/15/24(a)		160	188,149

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
XPO Logistics, Inc. 6.75%, 8/15/24(a)	U.S.$	1,015	$1,035,442

			1,422,505

			18,111,686

Financial Institutions–1.1%
Banking–0.9%
ABN AMRO Bank NV 5.75%, 9/22/20(a)(f)	EUR	200	232,483
Allied Irish Banks PLC 7.375%, 12/03/20(a)(f)		584	697,815
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(f)		400	446,098
Banco Santander SA 6.25%, 9/11/21(a)(f)		200	230,239
6.75%, 4/25/22(a)(f)		500	595,229
Barclays PLC 8.00%, 12/15/20–6/15/24(f)		973	1,111,770
CIT Group, Inc. 5.25%, 3/07/25	U.S.$	565	601,646
Citigroup, Inc. 5.95%, 1/30/23(f)		491	499,779
Series O 5.875%, 3/27/20(f)		270	272,689
Series P 5.95%, 5/15/25(f)		367	374,817
Series Q 5.95%, 8/15/20(f)		610	618,143
Credit Suisse Group AG 7.50%, 12/11/23(a)(f)		200	211,614
Danske Bank A/S 5.875%, 4/06/22(a)(f)	EUR	320	366,139
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(f)	U.S.$	143	144,100
Series P 5.00%, 11/10/22(f)		1,119	1,035,389
Morgan Stanley Series J 5.55%, 7/15/20(f)		485	492,246
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(f)		1,035	1,100,039
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(f)(j)		1,300	1,211,522
Standard Chartered PLC 4.261% (LIBOR 3 Month + 1.51%), 1/30/27(a)(f)(j)		800	639,384
7.50%, 4/02/22(a)(f)		557	580,673

			11,461,814

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,140	1,192,508

	Principal Amount (000)		U.S. $ Value
REITS–0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)	U.S.$	461	$476,029

			13,130,351

Utility–0.0%
Electric–0.0%
AES Corp./VA 4.00%, 3/15/21		541	547,827

Total Corporates—Non-Investment Grade (cost $31,907,812)			31,789,864

ASSET-BACKED SECURITIES–2.4%
Autos—Fixed Rate–1.3%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		47	46,443
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 9/20/24(a)		1,240	1,265,019
Series 2018-2A, Class A 4.00%, 3/20/25(a)		500	516,258
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		94	93,810
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		211	210,456
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		390	407,636
Series 2017-2A, Class A 2.11%, 6/15/21(a)		26	25,912
Series 2018-1A, Class A 2.21%, 5/17/21(a)		116	115,600
Series 2018-2A, Class A 2.79%, 7/15/21(a)		241	240,616
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		330	349,285
Series 2016-4, Class A2 1.96%, 2/16/21(a)		28	28,028
Series 2016-4, Class D 3.89%, 11/15/22(a)		435	437,868
Series 2017-2, Class A 1.85%, 7/15/21(a)		137	136,451
Series 2017-3, Class A 1.88%, 10/15/21(a)		160	159,657
Series 2017-4, Class A 2.07%, 4/15/22(a)		79	78,645

2019 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2018-3, Class B 3.59%, 12/16/24(a)	U.S.$	600	$606,464
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	406,886
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,499,256
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	810,882
Series 2017-1, Class A1 2.07%, 5/15/22		1,090	1,081,993
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(a)		1,975	1,968,867
Series 2015-1A, Class B 3.52%, 3/25/21(a)		131	130,771
Series 2015-3A, Class A 2.67%, 9/25/21(a)		725	720,054
Series 2017-1A, Class A 2.96%, 10/25/21(a)		1,395	1,390,339
Series 2018-1A, Class A 3.29%, 2/25/24(a)		450	447,995
Series 2019-1A, Class A 3.71%, 3/25/23(a)		1,125	1,137,925
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		500	503,683
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)		350	355,333
Series 2018-3A, Class A1 2.53%, 9/16/19(a)		22	22,343
Series 2019-1A, Class A1 2.769%, 2/18/20(a)		787	787,389

			15,981,864

Other ABS—Fixed Rate–0.8%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(h)		336	335,062
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		486	485,518
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(a)(h)		227	226,968
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(a)(h)		8	7,772
Series 2017-2A, Class A 2.39%, 7/15/24(a)(h)		16	15,527
	Principal Amount (000)		U.S. $ Value
Series 2017-3A, Class A 2.36%, 12/15/24(a)(h)	U.S.$	88	$87,825
Series 2017-3A, Class B 3.01%, 12/15/24(a)(h)		332	330,822
Series 2018-1A, Class A 2.61%, 3/15/28(a)(h)		355	354,190
Series 2018-3A, Class A 3.20%, 9/15/28(a)(h)		394	394,227
Series 2018-4A, Class A 3.71%, 12/15/28(a)(h)		660	664,349
Series 2019-1A, Class A 3.44%, 4/16/29(a)(h)		660	662,118
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(h)		220	220,302
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)(h)		396	395,544
Series 2014-2A, Class C 3.869%, 10/15/49(a)(h)		774	788,024
Series 2015-1A, Class C 3.156%, 10/08/20(a)(h)		538	538,025
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(h)		123	123,331
Series 2016-3, Class A 3.05%, 12/26/25(a)(h)		177	176,758
Series 2017-2, Class A 3.28%, 2/25/26(a)(h)		561	562,135
Series 2017-5, Class A2 2.78%, 9/25/26(a)(h)		940	937,016
Series 2017-6, Class A2 2.82%, 11/25/26(a)(h)		1,125	1,119,531
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(h)		228	227,472
Series 2018-1, Class B 3.65%, 2/25/27(a)(h)		277	279,250
Series 2018-3, Class A2 3.67%, 8/25/27(a)(h)		857	864,206

			9,795,972

Credit Cards—Fixed Rate–0.3%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,590,281
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		570	568,277
Series 2018-A, Class A 3.07%, 12/16/24		1,340	1,346,949
Series 2018-B, Class M 3.81%, 7/15/25		445	451,425

			3,956,932

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Autos—Floating Rate–0.0%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 3.054% (LIBOR 1 Month + 0.57%), 1/15/22(j)	U.S.$	210	$210,498

Total Asset-Backed Securities (cost $29,839,732)			29,945,266

COVERED BONDS–0.9%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	500	576,114
Bank of Montreal 0.75%, 9/21/22(a)		473	545,726
0.20%, 1/26/23(a)		560	633,740
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(a)		610	700,348
Credit Suisse AG/Guernsey 0.75%, 9/17/21(a)		755	865,782
1.75%, 1/15/21(a)		560	650,154
Danske Bank A/S 0.125%, 2/14/22(a)		420	474,570
1.25%, 6/11/21(a)		595	688,933
DNB Boligkreditt AS 2.75%, 3/21/22(a)		960	1,169,632
3.875%, 6/16/21(a)		473	578,691
National Bank of Canada 1.50%, 3/25/21(a)		461	534,735
Royal Bank of Canada 1.625%, 8/04/20(a)		575	661,544
Santander UK PLC 1.625%, 11/26/20(a)		564	651,932
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)		435	469,250
UBS AG/London 4.00%, 4/08/22(a)		495	623,964
1.375%, 4/16/21(a)		1,105	1,279,521
Westpac Banking Corp. Series E 1.50%, 3/24/21(a)		585	678,483

Total Covered Bonds (cost $11,667,534)			11,783,119

EMERGING MARKETS—TREASURIES–0.7%
Argentina–0.0%
Argentine Bonos del Tesoro 16.00%, 10/17/23	ARS	15,212	258,266

Brazil–0.3%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/23	BRL	16,052	4,327,231

	Principal Amount (000)		U.S. $ Value
South Africa–0.4%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	39,202	$2,463,108
Series R186 10.50%, 12/21/26		24,631	1,887,150

			4,350,258

Total Emerging Markets—Treasuries (cost $9,737,506)			8,935,755

COLLATERALIZED LOAN OBLIGATIONS–0.6%
CLO—Floating Rate–0.6%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.515% (LIBOR 3 Month + 1.75%), 4/26/31(a)(h)(j)	U.S.$	250	246,485
Dryden CLO Ltd. Series 2018-57A, Class A 3.694% (LIBOR 3 Month + 1.01%), 5/15/31(a)(h)(j)		750	740,134
Goldentree Loan Opportunities XI Ltd. Series 2015-11A, Class AR2 3.85% (LIBOR 3 Month + 1.07%), 1/18/31(a)(h)(j)		354	350,489
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.931% (LIBOR 3 Month + 1.16%), 1/27/31(a)(h)(j)		344	341,941
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.795% (LIBOR 3 Month + 1.03%), 4/26/31(a)(h)(j)		250	246,249
Series 2018-1A, Class A2 4.395% (LIBOR 3 Month + 1.63%), 4/26/31(a)(h)(j)		250	246,898
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.901% (LIBOR 3 Month + 1.14%), 10/19/28(a)(h)(j)		570	569,153
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.96% (LIBOR 3 Month + 1.18%), 12/18/30(a)(h)(j)		678	671,306
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.863% (LIBOR 3 Month + 1.18%), 11/18/31(a)(h)(j)		461	456,882
OZLM Ltd. Series 2018-18A, Class A 3.807% (LIBOR 3 Month + 1.02%), 4/15/31(a)(h)(j)		745	737,547

2019 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2018-22A, Class A1 3.843% (LIBOR 3 Month + 1.07%), 1/17/31(a)(h)(j)	U.S.$	302	$296,884
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.951% (LIBOR 3 Month + 1.19%), 10/20/30(a)(h)(j)		668	665,880
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.787% (LIBOR 3 Month + 1.00%), 4/15/31(a)(h)(j)		1,050	1,032,442
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.927% (LIBOR 3 Month + 1.14%), 1/15/31(a)(h)(j)		722	715,322
Series 2017-4A, Class B 4.094% (LIBOR 3 Month + 1.45%), 11/20/30(a)(h)(j)		300	293,878

Total Collateralized Loan Obligations (cost $7,691,624)			7,611,490

AGENCIES–0.6%
Agency Debentures–0.6%
Federal Home Loan Bank 2.50%, 2/13/24		585	590,477
Residual Funding Corp. Principal Strip Zero Coupon 7/15/20		6,490	6,290,043

Total Agencies (cost $6,757,876)			6,880,520

GOVERNMENTS—SOVEREIGN AGENCIES–0.5%
Canada–0.5%
Canada Housing Trust No. 1 1.25%, 6/15/21(a) (cost $6,776,956)	CAD	8,795	6,513,967

EMERGING MARKETS—SOVEREIGNS–0.4%
Angola–0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)	U.S.$	87	86,441

Brazil–0.0%
Brazilian Government International Bond 4.625%, 1/13/28		223	224,736

Costa Rica–0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(k)		234	233,649

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(a)		446	468,300
	Principal Amount (000)		U.S. $ Value
7.50%, 5/06/21(a)	U.S.$	380	$395,200

			863,500

Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a)		433	438,413
7.50%, 1/31/27(a)		535	560,412

			998,825

Gabon–0.0%
Gabon Government International Bond 6.375%, 12/12/24(a)		305	291,656

Ivory Coast–0.1%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	139	159,216
5.375%, 7/23/24(a)	U.S.$	490	478,975

			638,191

Nigeria–0.0%
Nigeria Government International Bond 5.625%, 6/27/22		315	318,150
6.75%, 1/28/21(a)		305	313,769

			631,919

Sri Lanka–0.1%
Sri Lanka Government International Bond 6.85%, 3/14/24(a)		310	316,078
7.85%, 3/14/29(a)		310	323,425

			639,503

Total Emerging Markets—Sovereigns (cost $4,519,004)			4,608,420

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		951	992,449
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		700	694,297

			1,686,746

Indonesia–0.1%
Pertamina Persero PT 6.45%, 5/30/44(a)		525	599,269
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		618	660,373

			1,259,642

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Mexico–0.1%
Petroleos Mexicanos 6.35%, 2/12/48	U.S.$	240	$211,563
6.50%, 1/23/29		960	948,307

			1,159,870

Total Quasi-Sovereigns (cost $3,970,248)			4,106,258

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.2%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(n)(o)		215	31,766
7.125%, 6/26/42(a)(n)(o)		760	114,118

			145,884

Communications—Telecommunications–0.0%
Millicom International Cellular SA 6.625%, 10/15/26(a)		555	583,072

Consumer Non-Cyclical–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		648	640,668

Energy–0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(a)		400	420,000

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		615	619,963
7.375%, 2/09/24(a)		510	542,487

			1,162,450

			2,952,074

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(a)		377	337,415
Terraform Global Operating LLC 6.125%, 3/01/26(k)		344	336,280

			673,695

Total Emerging Markets—Corporate Bonds (cost $3,940,341)			3,625,769

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Indonesia–0.1%
Indonesia Government International Bond 5.875%, 1/15/24(a)		1,205	1,328,856

Qatar–0.1%
Qatar Government International Bond 3.875%, 4/23/23(a)		750	771,562

	Principal Amount (000)		U.S. $ Value
Saudi Arabia–0.1%
Saudi Government International Bond 4.375%, 4/16/29(a)	U.S.$	535	$557,481
5.25%, 1/16/50(a)		535	571,032

			1,128,513

Total Governments—Sovereign Bonds (cost $3,075,193)			3,228,931

SUPRANATIONALS–0.2%
Supranationals–0.2%
European Financial Stability Facility 0.125%, 10/17/23(a) (cost $1,992,682)	EUR	1,703	1,936,914

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Manitoba Canada 3.85%, 12/01/21 (cost $1,258,552)	CAD	1,220	960,727

	Notional Amount

OPTIONS PURCHASED—CALLS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Apr 2019; Contracts: 29,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(n) (premiums paid $275,407)	USD	83,375,000	275,407

	Principal Amount (000)

LOCAL GOVERNMENTS—REGIONAL BONDS–0.0%
Argentina–0.0%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a) (cost $167,000)	U.S.$	167	164,704

		Shares

SHORT-TERM INVESTMENTS–5.6%
Investment Companies–3.1%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.38%(d)(e)(p) (cost $38,915,753)		38,915,753	38,915,753

2019 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills–2.0%
U.S. Treasury Bill Zero Coupon 4/04/19–2/27/20 (cost $24,684,593)	U.S.$	24,946	$24,695,326

Governments—Treasuries–0.5%
Japan–0.5%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $6,914,667)	JPY	760,000	6,860,298

Total Short-Term Investments (cost $70,515,013)			70,471,377

			U.S. $ Value
Total Investments—100.0% (cost $1,217,046,956)			$1,251,156,582

Other assets less liabilities—0.0%			98,202

Net Assets—100.0%			$1,251,254,784

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Canadian Bond Futures	283	June 2019	$29,444,622	$208,201

10 Yr Japan Bond (OSE) Futures	7	June 2019	9,681,133	45,119

Euro STOXX 50 Index Futures	1,765	June 2019	64,781,977	769,468

FTSE 100 Index Futures	214	June 2019	20,100,197	397,128

Hang Seng Index Futures	18	April 2019	3,333,690	38,419

MSCI Emerging Markets Futures	849	June 2019	44,886,630	(80,349)

Russell 2000 E-Mini Futures	199	June 2019	15,360,810	(311,910)

S&P 500 E Mini Futures	348	June 2019	49,377,720	270,343

S&P Mid 400 E-Mini Futures	16	June 2019	3,041,600	(20,293)

TOPIX Index Futures	272	June 2019	39,071,010	(133,479)

U.S. 10 Yr Ultra Futures	186	June 2019	24,697,313	482,063

U.S. Long Bond (CBT) Futures	22	June 2019	3,292,438	75,438

U.S. T-Note 2 Yr (CBT) Futures	497	June 2019	105,907,594	434,525

U.S. T-Note 10 Yr (CBT) Futures	120	June 2019	14,906,250	242,011

U.S. Ultra Bond (CBT) Futures	41	June 2019	6,888,000	259,527

Sold Contracts

10 Yr Australian Bond Futures	15	June 2019	1,475,731	(29,747)

10 Yr Canadian Bond Futures	59	June 2019	6,138,631	(82,712)

10 Yr Japan Bond (OSE) Futures	70	June 2019	96,811,333	(451,994)

10 Yr Mini Japan Government Bond Futures	46	June 2019	6,361,888	(29,538)

Euro Buxl 30 Yr Bond Futures	41	June 2019	8,814,781	(332,689)

Euro-BOBL Futures	177	June 2019	26,434,921	(189,647)

Euro-Bund Futures	112	June 2019	20,898,298	(331,219)

Euro-OAT Futures	20	June 2019	3,649,502	(99,230)

Long Gilt Futures	268	June 2019	45,157,440	(788,780)

S&P TSX 60 Index Futures	149	June 2019	21,342,897	(54,182)

U.S. T-Note 5 Yr (CBT) Futures	661	June 2019	76,562,391	(789,351)

U.S. T-Note 10 Yr (CBT) Futures	887	June 2019	110,182,031	(1,972,517)

U.S. Ultra Bond (CBT) Futures	191	June 2019	32,088,000	(1,432,298)

				$(3,907,693)

46	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	AUD	22,220	USD	15,829	4/23/19	$45,208

Bank of America, NA	USD	12,634	CAD	16,753	5/15/19	(84,248)

Bank of America, NA	USD	2,333	EUR	2,052	5/15/19	(22,555)

Barclays Bank PLC	BRL	16,459	USD	4,224	4/02/19	20,119

Barclays Bank PLC	USD	4,403	BRL	16,459	4/02/19	(199,852)

Barclays Bank PLC	ILS	11,229	USD	3,070	4/16/19	(24,008)

Barclays Bank PLC	USD	85	INR	6,022	7/16/19	546

BNP Paribas SA	EUR	660	PLN	2,848	4/10/19	1,089

BNP Paribas SA	SEK	12,724	EUR	1,224	4/10/19	4,447

BNP Paribas SA	USD	1,996	EUR	1,758	4/10/19	(21,963)

BNP Paribas SA	USD	4,866	JPY	538,467	4/11/19	(3,661)

BNP Paribas SA	ZAR	19,094	USD	1,338	4/17/19	17,056

BNP Paribas SA	USD	784	AUD	1,104	4/23/19	691

BNP Paribas SA	CAD	17,488	USD	13,122	5/09/19	23,616

BNP Paribas SA	CAD	2,585	USD	1,930	5/09/19	(6,334)

BNP Paribas SA	CAD	2,447	USD	1,827	5/15/19	(6,341)

BNP Paribas SA	GBP	1,112	USD	1,460	5/15/19	8,187

BNP Paribas SA	JPY	893,396	USD	8,043	5/15/19	(46,119)

BNP Paribas SA	USD	5,521	GBP	4,210	5/15/19	(25,697)

BNP Paribas SA	USD	4,524	NZD	6,559	5/15/19	(53,874)

BNP Paribas SA	MXN	28,639	USD	1,486	6/13/19	27,867

Citibank, NA	BRL	13,762	USD	3,547	4/02/19	32,139

Citibank, NA	USD	3,545	BRL	13,762	4/02/19	(30,020)

Citibank, NA	GBP	5,239	USD	6,914	4/09/19	88,334

Citibank, NA	EUR	10,473	USD	11,780	4/10/19	24,615

Citibank, NA	USD	5,751	EUR	5,057	4/10/19	(74,209)

Citibank, NA	JPY	399,960	USD	3,624	4/11/19	12,331

Citibank, NA	SEK	7,110	USD	771	4/12/19	5,343

Citibank, NA	USD	2,257	SEK	20,192	4/12/19	(83,394)

Citibank, NA	JPY	760,400	USD	6,934	4/26/19	58,597

Citibank, NA	USD	5,459	CAD	7,220	5/15/19	(50,069)

Citibank, NA	USD	1,245	EUR	1,079	5/15/19	(29,856)

Citibank, NA	USD	3,644	NOK	31,496	5/15/19	13,526

Citibank, NA	USD	4,586	SEK	42,234	5/15/19	(28,523)

Citibank, NA	KRW	2,927,162	USD	2,577	5/16/19	793

Citibank, NA	PEN	2,444	USD	739	5/23/19	4,008

Citibank, NA	USD	4,256	CNY	28,588	6/12/19	(5,277)

Citibank, NA	USD	2,708	INR	190,004	7/16/19	(7,200)

Credit Suisse International	GBP	1,405	USD	1,850	4/09/19	19,132

Credit Suisse International	EUR	3,127	USD	3,521	4/10/19	11,078

Credit Suisse International	NOK	6,608	USD	770	4/12/19	3,863

Credit Suisse International	AUD	12,166	USD	8,643	5/15/19	(2,541)

Credit Suisse International	EUR	8,305	USD	9,355	5/15/19	4,802

Credit Suisse International	GBP	2,208	USD	2,904	5/15/19	22,404

Credit Suisse International	SEK	58,199	USD	6,288	5/15/19	7,866

Credit Suisse International	USD	6,389	AUD	8,940	5/15/19	(36,237)

2019 Semi-Annual Report	47

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Credit Suisse International	USD	2,909	NOK	24,793	5/15/19	$(29,338)

Credit Suisse International	USD	6,097	NZD	8,865	5/15/19	(55,538)

Credit Suisse International	USD	6,596	SEK	61,645	5/15/19	55,652

Credit Suisse International	MXN	15,502	USD	793	6/13/19	3,875

Credit Suisse International	USD	1,543	MXN	29,402	6/13/19	(45,157)

Deutsche Bank AG	CHF	594	USD	593	6/13/19	(7,055)

Goldman Sachs Bank USA	BRL	5,452	USD	1,402	4/02/19	9,579

Goldman Sachs Bank USA	USD	1,399	BRL	5,452	4/02/19	(6,665)

Goldman Sachs Bank USA	USD	760	PLN	2,853	4/08/19	(17,350)

Goldman Sachs Bank USA	EUR	1,493	GBP	1,314	4/10/19	35,775

Goldman Sachs Bank USA	EUR	2,187	USD	2,500	4/10/19	45,211

Goldman Sachs Bank USA	USD	3,286	NOK	27,953	4/12/19	(44,023)

Goldman Sachs Bank USA	ZAR	10,967	USD	758	4/17/19	(214)

Goldman Sachs Bank USA	BRL	5,079	USD	1,278	5/03/19	(16,933)

HSBC Bank USA	EUR	3,609	USD	4,119	4/10/19	67,438

HSBC Bank USA	USD	1,435	EUR	1,257	4/10/19	(24,193)

HSBC Bank USA	JPY	159,104	USD	1,442	4/11/19	4,968

HSBC Bank USA	BRL	9,264	USD	2,332	5/03/19	(29,154)

HSBC Bank USA	USD	3,752	KRW	4,200,280	5/16/19	(55,010)

HSBC Bank USA	USD	1,432	MXN	27,465	6/13/19	(33,109)

JPMorgan Chase Bank, NA	USD	2,934	PLN	11,002	4/08/19	(68,043)

JPMorgan Chase Bank, NA	EUR	1,928	USD	2,206	4/10/19	41,662

JPMorgan Chase Bank, NA	USD	3,611	EUR	3,156	4/10/19	(68,855)

JPMorgan Chase Bank, NA	USD	12,850	AUD	18,286	4/23/19	138,779

JPMorgan Chase Bank, NA	CHF	2,762	USD	2,764	5/15/19	(20,978)

JPMorgan Chase Bank, NA	JPY	364,092	USD	3,358	5/15/19	61,437

JPMorgan Chase Bank, NA	USD	4,840	AUD	6,690	5/15/19	(85,714)

JPMorgan Chase Bank, NA	USD	11,640	EUR	10,222	5/15/19	(131,935)

JPMorgan Chase Bank, NA	USD	4,289	GBP	3,312	5/15/19	33,333

JPMorgan Chase Bank, NA	CHF	3,616	USD	3,613	6/13/19	(43,151)

Morgan Stanley & Co., Inc.	BRL	3,260	USD	842	4/02/19	9,755

Morgan Stanley & Co., Inc.	USD	837	BRL	3,260	4/02/19	(3,984)

Morgan Stanley & Co., Inc.	NZD	7,259	USD	4,988	4/26/19	42,555

Morgan Stanley & Co., Inc.	BRL	6,713	USD	1,735	5/03/19	23,545

Morgan Stanley & Co., Inc.	USD	841	BRL	3,260	5/03/19	(9,783)

Morgan Stanley & Co., Inc.	CHF	5,189	USD	5,287	5/15/19	54,218

Morgan Stanley & Co., Inc.	PEN	4,628	USD	1,398	5/23/19	6,403

Natwest Markets PLC	BRL	485	USD	125	4/02/19	1,446

Natwest Markets PLC	USD	125	BRL	485	4/02/19	(593)

Natwest Markets PLC	GBP	892	USD	1,174	4/09/19	11,165

Natwest Markets PLC	USD	1,380	EUR	1,209	4/10/19	(22,338)

Natwest Markets PLC	JPY	3,466,469	USD	31,417	4/11/19	117,223

Natwest Markets PLC	USD	1,551	AUD	2,187	4/23/19	2,270

Natwest Markets PLC	JPY	670,299	USD	6,103	4/26/19	41,706

Natwest Markets PLC	USD	125	BRL	485	5/03/19	(1,447)

Natwest Markets PLC	CAD	1,758	USD	1,312	5/09/19	(4,654)

Natwest Markets PLC	USD	6,812	AUD	9,593	5/15/19	5,202

48	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Natwest Markets PLC	USD	3,323	JPY	364,092	5/15/19	$(26,675)

Natwest Markets PLC	USD	6,336	NZD	9,387	5/15/19	61,712

Natwest Markets PLC	PEN	2,365	USD	715	5/23/19	3,771

Standard Chartered Bank	USD	7,884	EUR	6,898	4/10/19	(141,024)

Standard Chartered Bank	USD	1,573	MXN	30,181	6/13/19	(36,436)

Standard Chartered Bank	USD	2,878	INR	203,387	7/16/19	13,211

State Street Bank & Trust Co.	GBP	577	USD	766	4/09/19	13,211

State Street Bank & Trust Co.	EUR	12,846	USD	14,643	4/10/19	223,085

State Street Bank & Trust Co.	EUR	713	USD	800	4/10/19	(536)

State Street Bank & Trust Co.	USD	632	EUR	551	4/10/19	(12,382)

State Street Bank & Trust Co.	NOK	11,920	USD	1,398	4/12/19	14,870

State Street Bank & Trust Co.	SGD	368	USD	271	4/17/19	(639)

State Street Bank & Trust Co.	ZAR	16,838	USD	1,174	4/17/19	9,153

State Street Bank & Trust Co.	ZAR	16,217	USD	1,109	4/17/19	(12,502)

State Street Bank & Trust Co.	USD	378	EUR	332	5/15/19	(4,002)

State Street Bank & Trust Co.	CHF	502	USD	502	6/13/19	(5,914)

State Street Bank & Trust Co.	MXN	15,311	USD	795	6/13/19	14,876

State Street Bank & Trust Co.	USD	837	MXN	15,970	6/13/19	(24,047)

UBS AG	EUR	73,880	USD	85,376	4/10/19	2,444,114

UBS AG	USD	3,004	EUR	2,624	4/10/19	(58,744)

UBS AG	USD	1,520	NZD	2,231	4/26/19	(242)

UBS AG	JPY	177,544	USD	1,604	5/15/19	(3,532)

UBS AG	NZD	8,237	USD	5,646	5/15/19	32,446

UBS AG	USD	2,853	CAD	3,786	5/15/19	(17,071)

UBS AG	USD	8,448	EUR	7,385	5/15/19	(133,486)

UBS AG	USD	5,628	GBP	4,354	5/15/19	54,624

UBS AG	USD	11,641	JPY	1,278,088	5/15/19	(68,529)

UBS AG	USD	2,772	NZD	4,096	5/15/19	20,192

UBS AG	KRW	1,279,491	USD	1,126	5/16/19	242

						$1,963,408

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	(5.00)%	Quarterly	335.71%	USD	1,752	$(125,792)	$(109,024)	$(16,768)
CDX-NAHY Series 32, 5 Year Index, 6/20/2024*	(5.00)	Quarterly	348.56	USD	3,642	(248,539)	(236,123)	(12,416)
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)	Quarterly	56.22	USD	8,290	(163,801)	(138,040)	(25,761)
ITRAXX-AUSTRALIA Series 31, 5 Year Index, 6/20/2024*	(1.00)	Quarterly	75.52	USD	7,400	(89,960)	(82,979)	(6,981)

Sale Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/2024*	1.00	Quarterly	63.07	USD	7,400	135,169	129,958	5,211

						$(492,923)	$(436,208)	$(56,715)

* Termination date

2019 Semi-Annual Report	49

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
NOK	492,950	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	$288,754	$—	$288,754
USD	31,080	9/10/20	3 Month LIBOR	2.824%	Quarterly/Semi-Annual	147,456	—	147,456
GBP	48,100	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/ Semi-Annual	203,107	—	203,107
USD	23,200	3/05/21	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(95,850)	—	(95,850)
SEK	339,675	4/02/21	3 Month STIBOR	0.098%	Quarterly/Annual	(11,933)	—	(11,933)
SEK	339,675	4/02/21	3 Month STIBOR	0.098%	Quarterly/Annual	(11,933)	—	(11,933)
EUR	10,488	4/02/21	(0.198)%	6 Month EURIBOR	Annual/ Semi-Annual	(487)	—	(487)
EUR	10,442	4/02/21	(0.198)%	6 Month EURIBOR	Annual/ Semi-Annual	(485)	—	(485)
USD	4,550	4/02/21	2.394%	3 Month LIBOR	Semi-Annual/Quarterly	140	—	140
USD	4,550	4/02/21	2.403%	3 Month LIBOR	Semi-Annual/Quarterly	(706)	—	(706)
USD	4,090	8/22/22	3 Month LIBOR	2.886%	Quarterly/Semi-Annual	78,678	—	78,678
USD	12,910	9/10/23	3 Month LIBOR	2.883%	Quarterly/Semi-Annual	325,319	—	325,319
USD	8,635	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	219,288	—	219,288
EUR	10,630	1/15/24	6 Month EURIBOR	0.201%	Semi-Annual/ Annual	130,706	(21)	130,727
USD	610	4/21/25	1.972%	3 Month LIBOR	Semi-Annual/Quarterly	9,546	—	9,546
USD	370	6/09/25	2.470%	3 Month LIBOR	Semi-Annual/Quarterly	(5,705)	—	(5,705)
USD	484	8/04/25	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	1,162	—	1,162
USD	1,990	4/27/26	1.773%	3 Month LIBOR	Semi-Annual/Quarterly	67,582	—	67,582
USD	840	10/04/26	1.459%	3 Month LIBOR	Semi-Annual/Quarterly	51,009	50,794	215
USD	420	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	19,198	—	19,198
USD	420	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	18,631	—	18,631
USD	1,040	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	(10,399)	(11,551)	1,152
USD	580	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	867	23	844
USD	610	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	1,759	(2,673)	4,432
USD	6,030	7/20/27	2.227%	3 Month LIBOR	Semi-Annual/Quarterly	77,437	32,279	45,158
NOK	54,640	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	(207,891)	—	(207,891)
USD	1,510	8/31/28	3 Month LIBOR	2.986%	Quarterly/Semi-Annual	73,903	—	73,903

50	Sanford C. Bernstein Fund, Inc.

Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
GBP	5,770	3/01/29	1.515%	6 Month LIBOR	Semi-Annual/ Semi-Annual	$(225,929)	$—	$(225,929)
GBP	3,700	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(138,408)	—	(138,408)
USD	1,800	3/05/29	3 Month LIBOR	2.746%	Quarterly/Semi-Annual	54,052	—	54,052
USD	1,010	11/10/35	2.613%	3 Month LIBOR	Semi-Annual/Quarterly	(16,285)	—	(16,285)
USD	590	7/20/47	2.534%	3 Month LIBOR	Semi-Annual/Quarterly	10,457	4,267	6,190
USD	5,840	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/Quarterly	(495,803)	—	(495,803)
JPY	228,000	1/08/49	0.673%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(89,830)	—	(89,830)

						$467,407	$73,118	$394,289

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.48%	USD	573	$(6,718)	$(1,543)	$(5,175)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.48		657	(7,703)	(1,835)	(5,868)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		31	(273)	384	(657)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		302	18,032	21,022	(2,990)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		302	18,032	21,022	(2,990)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		286	17,076	20,354	(3,278)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		609	36,362	49,577	(13,215)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		1,220	72,845	93,512	(20,667)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		1,219	72,785	90,253	(17,468)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.18		1,502	89,680	107,452	(17,772)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		2,896	(25,474)	35,670	(61,144)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		29	(255)	260	(515)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		368	(3,236)	4,887	(8,123)

2019 Semi-Annual Report	51

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.37%	USD	4,030	$(35,447)	$41,987	$(77,434)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		1,209	(10,634)	12,488	(23,122)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		404	(3,553)	5,321	(8,874)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		263	(2,313)	2,455	(4,768)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		226	(1,988)	2,897	(4,885)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.37		433	(3,809)	5,551	(9,360)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		273	(34,516)	(36,816)	2,300
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		200	(25,286)	(27,612)	2,326
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		595	(75,321)	(72,958)	(2,363)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		178	(22,533)	(21,826)	(707)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		453	(57,271)	(70,714)	13,443
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		63	(7,964)	(10,318)	2,354
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		279	(35,275)	(42,280)	7,005
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		422	(53,387)	(49,125)	(4,262)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		610	(77,170)	(71,010)	(6,160)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		843	(106,646)	(95,966)	(10,680)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		1,219	(154,212)	(138,769)	(15,443)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		1,219	(154,214)	(136,044)	(18,170)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		844	(106,772)	(94,193)	(12,579)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		1,502	(190,016)	(163,708)	(26,308)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		906	(114,616)	(99,252)	(15,364)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		335	(42,381)	(36,653)	(5,728)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		298	(37,700)	(38,446)	746
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		256	(32,386)	(33,027)	641
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		418	(52,880)	(53,927)	1,047

52	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	294	$(37,193)	$(39,179)	$1,986
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		61	(7,717)	(7,988)	271
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		370	(7,996)	(8,367)	371
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		6,118	(132,556)	(117,598)	(14,958)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		673	(85,082)	(44,270)	(40,812)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		198	(25,030)	(13,920)	(11,110)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		570	(72,057)	(85,813)	13,756
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		301	(38,053)	(45,406)	7,353
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		880	(19,067)	(8,423)	(10,644)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		663	(83,823)	(55,452)	(28,371)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		35	(4,425)	(4,172)	(253)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		218	(27,560)	(27,933)	373
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		242	(30,594)	(28,147)	(2,447)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		243	(30,722)	(28,252)	(2,470)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		357	(45,135)	(39,107)	(6,028)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		2,000	(252,833)	(208,323)	(44,510)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		257	(32,489)	(18,315)	(14,174)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		36	(4,551)	(2,101)	(2,450)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		917	(19,869)	(5,632)	(14,237)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		265	(5,742)	(1,526)	(4,216)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		918	(19,890)	(6,687)	(13,203)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		209	(26,421)	(18,364)	(8,057)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		18	(2,275)	(1,640)	(635)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		35	(4,425)	(3,248)	(1,177)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		35	(4,425)	(3,515)	(910)

2019 Semi-Annual Report	53

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	69	$(8,723)	$(7,574)	$(1,149)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		353	(44,627)	(48,851)	4,224
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		779	(98,489)	(105,018)	6,529
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		239	(30,217)	(25,892)	(4,325)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		1,128	(142,598)	(56,094)	(86,504)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		940	(118,836)	(76,093)	(42,743)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		700	(88,492)	(54,415)	(34,077)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		150	(18,977)	(19,561)	584
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		496	(62,707)	(77,529)	14,822
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		345	(43,618)	(57,338)	13,720
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		483	(61,064)	(81,428)	20,364
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		20	(2,529)	(3,089)	560
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		637	(80,690)	(79,435)	(1,255)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		220	(27,814)	(27,677)	(137)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		103	(13,022)	(13,365)	343
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75		22	(476)	(415)	(61)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43		272	(34,385)	(19,503)	(14,882)

						$(3,054,331)	$(2,357,585)	$(696,746)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	6,180	7/15/20	1.527%	CPI#	Maturity	$ 75,125

Barclays Bank PLC	USD	2,350	1/15/21	1.490%	CPI#	Maturity	28,486

							$ 103,611

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

54	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $229,583,358 or 18.3% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Affiliated investments.
(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	IO—Interest Only.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Illiquid security.
(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.13% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Costa Rica Government International Bond 4.37%, 5/22/19	1/09/18	$ 233,796	$233,649	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.736%, 11/25/24	11/06/15	80,888	88,712	0.01%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 4.486%, 10/25/25	9/18/15	58,207	58,424	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.434%, 11/15/26	11/16/15	245,291	245,506	0.02%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	344,000	336,280	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.736%, 11/25/25	9/28/15	448,426	504,885	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.986%, 11/25/25	9/28/15	141,226	163,524	0.01%

(l)	Inverse interest only security.
(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.
(n)	Non-income producing security.
(o)	Defaulted.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

2019 Semi-Annual Report	55

Schedule of Investments (continued)

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2019 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–70.5%

Long-Term Municipal Bonds–70.5%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,263,984
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	3,854,546

		7,118,530

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	400	416,052

Arizona–3.5%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010C 5.00%, 7/01/24	5,305	5,537,996
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,690,275
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,395,909
AGM Series 2010 5.00%, 7/01/19	5,000	5,042,850
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/30	3,535	4,331,648
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,862,279
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	25,151,323
State of Arizona (State of Arizona COP) Series 2019A 5.00%, 10/01/21–10/01/22(b)	13,615	14,760,643
Principal Amount (000)		U.S. $ Value
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	$1,800	$1,813,014

		65,585,937

California–0.9%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	7,324,793
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	2,620	2,626,183
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,028,270
Series 2010C 5.00%, 5/01/19	730	732,139
State of California Series 2014 5.00%, 10/01/29	50	58,019
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,038,133

		15,807,537

Colorado–1.3%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(c)	2,375	2,545,478
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	316,947
Series 2011A 5.50%, 11/15/19	4,375	4,476,631
Series 2018A 5.00%, 12/01/29	9,000	10,991,340
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/19(a)(c)	1,000	1,016,390
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,027,720
5.125%, 1/15/23	2,000	2,024,560

		23,399,066

Connecticut–2.7%
City of Bridgeport CT Series 2017A 5.00%, 11/01/26 (Pre-refunded/ETM)	1,650	2,023,874
5.00%, 11/01/27–11/01/31	6,975	8,090,738

2019 Semi-Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Series 2017C 5.00%, 8/15/25	$1,000	$1,147,130
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,162,780
Series 2016A 5.00%, 3/15/23–3/15/24	27,430	30,665,256
Series 2018C 5.00%, 6/15/27	1,415	1,691,618

		49,781,396

District of Columbia–1.0%
District of Columbia Series 2017D 5.00%, 6/01/21	3,250	3,489,427
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/29–10/01/30	6,180	7,535,102
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/21–7/01/22	7,715	8,396,082

		19,420,611

Florida–5.6%
Broward County School Board/FL (Broward County School Board/FL COP) Series 2011A 5.00%, 7/01/20	7,250	7,552,977
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,660	8,448,444
Series 2012A-1 5.00%, 6/01/21	10,490	11,237,203
City of Jacksonville FL Series 2010A 5.00%, 10/01/19 (Pre-refunded/ETM)(c)	2,690	2,736,322
City of Jacksonville FL (City of Jacksonville FL Non AD Valorem) Series 2010A 5.00%, 10/01/19	1,885	1,915,480
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,699,450
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/19–10/01/20	5,050	5,181,803
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,661,252
Principal Amount (000)		U.S. $ Value
AGM Series 2010A 5.50%, 10/01/19	$1,615	$1,646,153
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,461,551
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/23	1,310	1,490,924
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	19,644,297
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	2,640	2,689,526
North Broward Hospital District Series 2017B 5.00%, 1/01/27–1/01/32	13,610	15,616,470
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,374,291
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/27–8/15/30	10,925	13,275,549
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,773,599

		103,405,291

Georgia–0.6%
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	6,465	6,958,861
State of Georgia Series 2016E 5.00%, 12/01/23	3,550	4,095,316

		11,054,177

Hawaii–2.1%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,250,602
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	10,971,257
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	18,785	21,802,615

		39,024,474

58	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Illinois–7.0%
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/24–1/01/28	$28,115	$32,414,277
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,731,488
Illinois Finance Authority (Memorial Health Obligated Group) 5.00%, 4/01/30–4/01/32	7,195	8,670,123
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018A 5.00%, 5/15/32–5/15/33	26,905	31,710,115
State of Illinois Series 2012 5.00%, 8/01/21	1,665	1,757,890
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,910,312
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,815,278
Series 2014 5.00%, 2/01/21–5/01/24	4,220	4,542,782
Series 2016 5.00%, 2/01/22–2/01/24	6,750	7,257,780
Series 2017A 5.00%, 12/01/25	3,810	4,203,840
Series 2017D 5.00%, 11/01/24	12,010	13,134,136
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 6/15/22–6/15/23	16,965	18,206,317

		129,354,338

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	2,878,874

Kentucky–1.1%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/26–6/01/31	10,460	11,818,411
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 4.00%, 12/01/49	8,500	9,205,585

		21,023,996

Principal Amount (000)		U.S. $ Value
Louisiana–0.3%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30(c)	$1,550	$1,710,642
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/19	4,230	4,288,501

		5,999,143

Maryland–0.3%
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/24	4,860	5,714,388

Massachusetts–2.1%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	9,353,925
Series 2016C 5.00%, 4/01/26	6,025	7,315,374
Series 2016H 5.00%, 12/01/22	9,655	10,830,496
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,444,372
Massachusetts Department of Transportation (Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue) Series 2010B 5.00%, 1/01/20	1,000	1,025,740
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	5,820,754

		39,790,661

Michigan–2.5%
City of Detroit MI 5.00%, 4/01/26–4/01/28	3,675	4,056,603
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,073,595

2019 Semi-Annual Report	59

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Great Lakes Water Authority Water Supply System Revenue Series 2018A 5.00%, 7/01/24–7/01/27	$7,245	$8,540,194
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	11,756,867
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 6/30/33	1,090	1,278,973
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,859,109
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,214,292
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,197,540

		45,977,173

Mississippi–1.0%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)(c)	3,870	4,044,034
5.00%, 8/01/23 (Pre-refunded/ETM)(c)	1,790	1,870,496
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)(c)	3,835	4,007,460
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	5,672,432
Series 2010D 5.00%, 8/01/23	3,695	3,849,008

		19,443,430

Nebraska–1.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	17,000	18,844,160
Omaha Public Power District Series 2011C 5.00%, 2/01/24 (Pre-refunded/ETM)	6,420	6,821,699

		25,665,859

Principal Amount (000)		U.S. $ Value
Nevada–0.5%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	$1,010	$1,036,494
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,174,160
County of Clark NV (County of Clark NV Fuel Tax) Series 2016 5.00%, 7/01/19	6,195	6,247,038

		9,457,692

New Jersey–4.2%
New Jersey Economic Development Authority Series 2011EE 5.25%, 9/01/19 (Pre-refunded/ETM)(c)	2,465	2,501,827
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.25%, 9/01/19	915	927,975
Series 2014U 5.00%, 6/15/23	1,610	1,772,111
Series 2017B 5.00%, 11/01/20–11/01/22	6,280	6,796,298
AMBAC Series 2005K 5.50%, 12/15/19	1,880	1,928,448
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/27	1,325	1,602,693
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,327,781
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	7,340	7,967,717
Series 2018A 5.00%, 6/15/24–6/15/30	6,055	6,872,943
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	3,075	3,548,857
Series 2012A 5.00%, 6/15/24	2,500	2,693,050

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Series 2018A 5.00%, 12/15/30	$3,575	$4,068,564
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	18,190,630
Series 2017B 5.00%, 1/01/30	1,565	1,909,629
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,409,202

		78,517,725

New York–8.7%
City of New York NY Series 2013B 5.00%, 8/01/19	3,860	3,904,390
Series 2013H 5.00%, 8/01/25	2,510	2,855,753
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	12,753,113
Series 2015A 5.00%, 8/01/23	7,220	8,234,049
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	18,577,816
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,350,348
Series 2017C 5.00%, 11/15/30	4,340	5,197,931
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31	7,000	8,628,270
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,284,960
Series 2014C 5.00%, 11/01/28	10,665	12,303,997
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)(c)	5	5,474
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	17,792,818
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	30,286,755
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/31	1,590	1,864,116

		161,039,790

Principal Amount (000)		U.S. $ Value
North Carolina–0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	$5,350	$6,110,752

Ohio–0.7%
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/25–2/15/28	5,500	6,245,320
County of Hamilton/OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,317,663
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(c)	475	475,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(c)	425	425,000
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,205,279

		12,668,262

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,260,340

Oregon–0.3%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)(c)	5,105	5,466,689
5.25%, 4/01/26	825	882,420

		6,349,109

Pennsylvania–4.3%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,475,716
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/22(a)	1,750	1,846,285

2019 Semi-Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(c)	$1,245	$1,245,000
Capital Region Water Revenue Series 2018 5.00%, 7/15/29	1,500	1,823,940
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,517,100
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,611,430
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	1,000	1,195,080
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,802,777
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 7/01/25(c)	2,535	2,665,350
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25 (Pre-refunded/ETM)	9,585	10,407,776
5.00%, 12/01/26 (Pre-refunded/ETM)	4,080	4,430,227
Series 2017 5.00%, 6/01/28	2,905	3,447,044
Series 2017B 5.00%, 6/01/31	11,050	12,832,144
Series 2017S 5.00%, 12/01/28–12/01/30	8,105	9,642,305
Series 2019 5.00%, 12/01/24–12/01/25(b)	7,900	9,088,377
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 5/01/32	3,205	3,759,401
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,188,444

		79,978,396

Puerto Rico–0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,010	1,134,836
Principal Amount (000)		U.S. $ Value
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	$905	$990,957
AGC Series 2007N 5.25%, 7/01/34–7/01/36	2,115	2,358,658
NATL Series 2005L 5.25%, 7/01/35	155	164,791
NATL Series 2007N 5.25%, 7/01/32	200	214,414
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,855	1,836,450
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	415	461,140
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(c)	1,665	1,397,984

		8,559,230

South Carolina–0.9%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	7,390	7,986,595
Renewable Water Resources Series 2018A 5.00%, 1/01/25	7,220	8,529,347

		16,515,942

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/28	2,000	2,411,920

Tennessee–0.7%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017A 4.00%, 5/01/48	5,415	5,727,337
Series 2018 4.00%, 11/01/49	6,500	7,013,305

		12,740,642

Texas–7.3%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,147,710

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	$11,990	$12,997,640
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,498,593
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,421,475
City of Dallas TX Series 2014 5.00%, 2/15/22	19,045	20,824,946
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	2,988,740
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	668,752
Series 2014 5.00%, 2/01/21	2,000	2,124,020
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,129,980
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,080,886
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,449,166
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	1,955,455
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20	4,015	4,203,585
5.00%, 8/15/21 (Pre-refunded/ETM)	3,000	3,143,010
5.00%, 8/15/24 (Pre-refunded/ETM)	3,510	3,677,322
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/28	1,100	1,281,566
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/29	1,185	1,487,613
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/23	1,160	1,317,424
Principal Amount (000)		U.S. $ Value
State of Texas Series 2014 5.00%, 4/01/22	$1,790	$1,968,320
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,485,106
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	22,354,652
University of Houston Series 2017A 5.00%, 2/15/23	13,870	15,614,846
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	10,051,259
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	2,998,605

		134,870,671

Virginia–0.3%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,360,833

Washington–7.0%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 7/01/22	7,835	8,428,031
Series 2011B 5.50%, 7/01/23	5,540	5,983,311
Clark County Public Utility District No. 1 Series 2010 5.00%, 1/01/21 (Pre-refunded/ETM)(c)	3,875	3,971,798
5.00%, 1/01/21	7,960	8,152,234
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/22–7/01/23	14,690	15,796,328
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,122,970
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,341,585
Series 2018A 5.00%, 5/01/26–5/01/29	14,375	17,092,565

2019 Semi-Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Series 2018B 5.00%, 5/01/26–5/01/28		$16,040	$19,213,387
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/27		1,000	1,243,770
Snohomish County Public Utility District No. 1 Series 2010 5.00%, 12/01/19		5,415	5,539,599
Series 2012 5.00%, 12/01/26		6,065	6,734,697
State of Washington Series 20152 5.00%, 7/01/24		3,755	4,389,144
Series 2015R 5.00%, 7/01/23		3,735	4,256,966
State of Washington (State of Washington COP) Series 2015C 5.00%, 1/01/21–7/01/21		8,095	8,665,135

			129,931,520

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26		1,480	1,452,694

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24		3,245	3,564,697
Series 2016B 5.00%, 12/01/25		2,510	2,840,216
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)		640	640,122

			7,045,035

Total Municipal Obligations (cost $1,266,587,578)			1,308,131,486

Shares

INVESTMENT COMPANIES–21.6%
Funds and Investment Trusts–21.6%(d)
iShares Core MSCI EAFE ETF		921,201	55,981,385
iShares Core MSCI Emerging Markets ETF		1,013,239	52,394,589
SPDR S&P 500 ETF Trust		998,617	282,089,330
Vanguard Mid-Cap ETF		64,928	10,437,176

Total Investment Companies (cost $335,266,465)			400,902,480

Principal Amount (000)			U.S. $ Value

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/23(e)		$1,698	$1,688,449
2.50%, 5/31/20(e)(f)		2,397	2,399,996
2.625%, 2/15/29(f)		7,796	7,939,739

Total Governments—Treasuries (cost $12,004,289)			12,028,184

Notional Amount

OPTIONS PURCHASED—CALLS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Apr 2019; Contracts: 44,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(g) (premiums paid $417,859)	USD	126,500,000	417,859

		Shares

SHORT-TERM INVESTMENTS–6.4%
Investment Companies–3.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(d)(h)(i) (cost $71,099,962)		71,099,962	71,099,962

Principal Amount (000)
U.S. Treasury Bills–2.6%
U.S. Treasury Bill Zero Coupon, 4/25/19(e)(f)		$27,000	26,958,060
Zero Coupon, 5/16/19		22,000	21,935,512

Total U.S. Treasury Bills (cost $48,892,330)			48,893,572

Total Short-Term Investments (cost $119,992,292)			119,993,534

Total Investments—99.2% (cost $1,734,268,483)			1,841,473,543

Other assets less liabilities—0.8%			15,386,313

Net Assets—100.0%			$1,856,859,856

64	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	2,587	June 2019	$94,952,393	$1,153,513

S&P 500 E Mini Futures	325	June 2019	46,114,250	79,373

TOPIX Index Futures	401	June 2019	57,601,011	(202,298)

FTSE 100 Index Futures	317	June 2019	29,774,591	601,392

MSCI Emerging Markets Futures	389	June 2019	20,566,430	(36,815)

Russell 2000 E-Mini Futures	351	June 2019	27,093,690	(550,153)

S&P Mid 400 E-Mini Futures	28	June 2019	5,322,800	(35,512)

Hang Seng Index Futures	27	April 2019	5,000,535	57,629

Sold Contracts

S&P TSX 60 Index Futures	229	June 2019	32,802,170	(83,273)

U.S. T-Note 2 Yr (CBT) Futures	753	June 2019	160,459,594	(757,130)

U.S. T-Note 10 Yr (CBT) Futures	1,577	June 2019	195,892,969	(3,522,457)

U.S. Ultra Bond (CBT) Futures	389	June 2019	65,352,000	(2,895,857)

				$(6,191,588)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	9,473	CAD	12,676	5/15/19	$22,799

Bank of America, NA	USD	18,512	CAD	24,548	5/15/19	(122,468)

Bank of America, NA	USD	2,613	EUR	2,299	5/15/19	(25,269)

BNP Paribas SA	CAD	5,061	USD	3,778	5/15/19	(13,114)

BNP Paribas SA	GBP	1,836	USD	2,410	5/15/19	13,517

BNP Paribas SA	JPY	1,391,591	USD	12,529	5/15/19	(71,836)

BNP Paribas SA	USD	8,373	GBP	6,385	5/15/19	(38,973)

BNP Paribas SA	USD	6,709	NZD	9,727	5/15/19	(79,894)

Citibank, NA	USD	1,971	EUR	1,709	5/15/19	(47,288)

Citibank, NA	USD	5,494	NOK	47,483	5/15/19	20,392

Citibank, NA	USD	7,022	SEK	64,669	5/15/19	(43,674)

Credit Suisse International	AUD	18,426	USD	13,090	5/15/19	(3,849)

Credit Suisse International	EUR	13,041	USD	14,693	5/15/19	11,946

Credit Suisse International	GBP	3,645	USD	4,794	5/15/19	36,987

Credit Suisse International	SEK	88,058	USD	9,514	5/15/19	11,902

Credit Suisse International	USD	8,639	AUD	12,088	5/15/19	(48,996)

Credit Suisse International	USD	4,349	NOK	37,073	5/15/19	(43,869)

Credit Suisse International	USD	9,044	NZD	13,149	5/15/19	(82,376)

Credit Suisse International	USD	9,635	SEK	90,048	5/15/19	81,294

Goldman Sachs Bank USA	EUR	532	USD	609	5/15/19	10,133

Goldman Sachs Bank USA	USD	1,776	AUD	2,493	5/15/19	(4,773)

JPMorgan Chase Bank, NA	CHF	3,785	USD	3,788	5/15/19	(28,748)

JPMorgan Chase Bank, NA	JPY	741,886	USD	6,852	5/15/19	134,220

JPMorgan Chase Bank, NA	USD	6,149	AUD	8,499	5/15/19	(108,898)

2019 Semi-Annual Report	65

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	17,452	EUR	15,326	5/15/19	$(197,812)

JPMorgan Chase Bank, NA	USD	5,965	GBP	4,605	5/15/19	46,352

Morgan Stanley & Co., Inc.	CHF	8,530	USD	8,691	5/15/19	89,131

Natwest Markets PLC	USD	10,426	AUD	14,683	5/15/19	7,962

Natwest Markets PLC	USD	4,578	JPY	501,515	5/15/19	(36,744)

Natwest Markets PLC	USD	9,794	NZD	14,511	5/15/19	95,398

UBS AG	JPY	325,583	USD	2,942	5/15/19	(6,476)

UBS AG	NZD	12,702	USD	8,707	5/15/19	50,034

UBS AG	USD	4,903	CAD	6,505	5/15/19	(29,333)

UBS AG	USD	12,761	EUR	11,156	5/15/19	(201,648)

UBS AG	USD	8,675	GBP	6,711	5/15/19	84,191

UBS AG	USD	17,830	JPY	1,957,545	5/15/19	(104,960)

UBS AG	USD	4,112	NZD	6,077	5/15/19	29,954

						$(594,786)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	97	$(12,271)	$(9,846)	$(2,425)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,344	(170,016)	(179,189)	9,173
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	995	(125,867)	(99,430)	(26,437)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	53	(6,705)	(5,429)	(1,276)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	662	(83,688)	(67,898)	(15,790)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1	(126)	(127)	1
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	863	(109,170)	(83,707)	(25,463)

						$(507,843)	$(445,626)	$(62,217)

* Termination date

66	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	23,888	8/31/20	2.235%	CPI#	Maturity	$(297,618)

Barclays Bank PLC	USD	23,888	9/04/20	2.248%	CPI#	Maturity	(298,406)

Barclays Bank PLC	USD	27,267	9/20/20	2.263%	CPI#	Maturity	(339,588)

Barclays Bank PLC	USD	24,198	10/15/20	2.208%	CPI#	Maturity	(264,388)

Barclays Bank PLC	USD	13,963	10/15/20	2.210%	CPI#	Maturity	(153,250)

Barclays Bank PLC	USD	12,000	10/23/26	2.310%	CPI#	Maturity	(789,960)

Barclays Bank PLC	USD	10,000	12/04/27	2.170%	CPI#	Maturity	(126,861)

Barclays Bank PLC	USD	10,000	10/23/29	2.388%	CPI#	Maturity	(786,960)

Barclays Bank PLC	USD	13,000	12/04/32	2.233%	CPI#	Maturity	(208,614)

Citibank, NA	USD	17,600	10/17/20	2.220%	CPI#	Maturity	(194,772)

Citibank, NA	USD	25,380	12/14/20	1.548%	CPI#	Maturity	430,747

Citibank, NA	USD	28,000	10/23/21	2.039%	CPI#	Maturity	(944,216)

Citibank, NA	USD	22,000	11/04/23	1.900%	CPI#	Maturity	139,005

Citibank, NA	USD	10,000	7/20/27	2.104%	CPI#	Maturity	(47,784)

Deutsche Bank AG	USD	12,900	7/15/20	1.265%	CPI#	Maturity	467,450

Deutsche Bank AG	USD	10,000	9/04/25	1.818%	CPI#	Maturity	70,515

JPMorgan Chase Bank, NA	USD	24,484	8/30/20	2.210%	CPI#	Maturity	(291,660)

JPMorgan Chase Bank, NA	USD	10,000	3/02/24	2.175%	CPI#	Maturity	(162,202)

JPMorgan Chase Bank, NA	USD	33,000	7/20/24	1.995%	CPI#	Maturity	(4,014)

JPMorgan Chase Bank, NA	USD	13,000	11/04/26	2.015%	CPI#	Maturity	33,095

JPMorgan Chase Bank, NA	USD	28,000	12/27/28	2.009%	CPI#	Maturity	81,150

Morgan Stanley Capital Services LLC	USD	56,000	7/20/22	1.939%	CPI#	Maturity	95,059

							$(3,593,272)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $10,966,867 or 0.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Non-income producing security.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

2019 Semi-Annual Report	67

Schedule of Investments (continued)

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.5% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AD—Assessment District

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OSF—Order of St. Francis

SPDR—Standard & Poor’s Depository Receipt

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

68	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2019 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–69.3%

Long-Term Municipal Bonds–67.4%
Alabama–1.4%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	$7,525	$8,035,797

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	235	244,431

Arizona–0.5%
State of Arizona Lottery Revenue 5.00%, 7/01/24(b)	2,000	2,269,420
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	515	518,723

		2,788,143

California–53.8%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	1,000	1,073,120
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,352,690
Bay Area Toll Authority Series 2017 5.00%, 4/01/28	2,700	3,469,473
California Econ Recovery Series 2009A 5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,069,135
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,386,280
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/32	3,430	3,833,505
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/30	900	1,094,031
	Principal Amount (000)	U.S. $ Value
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$3,000	$3,229,020
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(c)	1,185	1,091,681
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,204,000
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 6/01/29	2,320	2,865,339
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 6/30/28–6/30/29	5,025	6,024,100
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/29(a)	450	559,413
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(c)	850	868,930
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,550,385
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,523,640
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	3,997,777
Series 2014A 5.00%, 9/01/30	4,375	5,028,887
California State University Series 2011A 5.25%, 11/01/26	2,035	2,228,284
Series 2016A 5.00%, 11/01/25	1,000	1,220,130
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,862,291
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,630,892

2019 Semi-Annual Report	69

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/28(a)	$500	$578,475
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 1/01/28–1/01/29	5,705	6,815,913
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24–7/01/29(a)	335	371,662
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	7,785,318
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,241,850
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/22	3,365	3,795,956
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,081,920
Series 2015A 5.00%, 5/15/21	3,000	3,206,850
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/25	1,500	1,562,805
Series 2010D 5.25%, 5/15/28	4,145	4,332,395
Series 2016A 5.00%, 5/15/30	2,675	3,144,596
Series 2017A 5.00%, 5/15/30–5/15/31	4,860	5,805,502
Series 2017B 5.00%, 5/15/21	1,875	2,006,325
Series 2018D 5.00%, 5/15/26	2,890	3,476,526
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,515,295
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/21	5,490	5,973,010
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/31(c)	1,000	1,135,780
	Principal Amount (000)	U.S. $ Value
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(c)	$360	$396,220
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24 (Pre-refunded/ETM)	5,385	5,893,290
Series 2017D 5.00%, 11/01/27	1,315	1,675,165
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/24	1,955	2,238,905
Series 2014B 5.00%, 3/01/26	2,360	2,741,211
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	3,987,935
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	3,320	3,841,174
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/29	4,870	6,065,780
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 7/01/32	1,280	1,561,101
County of San Diego CA (County of San Diego CA COP) Series 2014A 5.00%, 10/15/27–10/15/28	2,550	2,991,320
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/28(c)	1,505	1,679,399
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,015	3,022,115
Irvine Unified School District Series 2017A 5.00%, 9/01/23(c)	925	1,031,708
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,586,743
Los Angeles Department of Water Series 2013B 5.00%, 7/01/19	1,000	1,009,000

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)				U.S. $ Value
Series 2018A 5.00%, 7/01/32		$2,735		$3,354,888
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 7/01/28		1,660		2,098,871
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25		160		167,683
Series 2014C 5.00%, 7/01/27		6,815		7,884,205
Newport Mesa Unified School District 5.00%, 8/01/21–8/01/24(b)		1,555		1,671,815
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26		2,335		2,739,288
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19		550		555,418
5.00%, 11/01/20		1,230		1,282,865
Peralta Community College District Series 2014A 5.00%, 8/01/27		5,855		6,841,041
Port of Los Angeles Series 2011A 5.00%, 8/01/19		1,500		1,516,095
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25		6,405		6,990,472
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/29		1,900		2,366,526
Romoland School District Series 2015 5.00%, 9/01/23(c)		300		331,548
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25		2,380		2,537,604
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29		2,000		2,314,860
San Diego County Water Authority Series 2011A 5.00%, 5/01/24–5/01/25		4,860		5,219,241
San Diego Public Facilities Financing Authority Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)		1,570		1,576,845
5.00%, 5/15/22 (Pre-refunded/ETM)		5,740		5,764,682
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27 (Pre-refunded/ETM)		2,000		2,090,200
Principal Amount (000)			U.S. $ Value
San Francisco City & County Airport Comm Series 2011G 5.00%, 5/01/24 (Pre-refunded/ETM)(c)	$1,775		$1,907,042
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500		501,595
Series 2011G 5.00%, 5/01/24	695		746,666
Series 20122 5.00%, 5/01/27	1,270		1,401,077
Series 2016S 5.00%, 5/01/25–5/01/26	2,730		3,335,349
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000		5,577,100
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/27(c)	750		855,578
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22	3,900		4,233,052
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22 (Pre-refunded/ETM)	3,000		3,182,820
5.25%, 11/01/24 (Pre-refunded/ETM)	5,675		6,020,834
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190		5,424,536
State of California Series 2011 5.00%, 10/01/20	1,500		1,579,050
Series 2013 5.00%, 2/01/21	2,185		2,323,769
Series 2015 5.00%, 8/01/22–3/01/24	3,975		4,522,155
Series 2018B 5.00%, 8/01/29	7,615		9,567,943
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900		2,264,249
University of California series 2012G 5.00%, 5/15/23 (Pre-refunded/ETM)(c)	2,645		2,940,605
Series 2012G 5.00%, 5/15/23	4,755		5,280,855
Series 2013A 5.00%, 5/15/48	6,000		6,833,400

2019 Semi-Annual Report	71

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Series 2015A 5.00%, 5/15/21	$5,355	$5,766,157
Series 2018A 4.00%, 5/15/24	2,120	2,391,212
5.00%, 5/15/30	3,000	3,774,900
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25 (Pre-refunded/ETM)	1,790	1,942,812
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,726,681
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,262,046

		309,379,877

Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,072,860
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)(c)	690	738,507
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,162,478
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/30(c)	1,000	1,029,230

		4,003,075

Connecticut–0.3%
State of Connecticut Series 2015B 5.00%, 6/15/30	1,250	1,422,413

Florida–0.4%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,046,091

Illinois–2.3%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	2,000	2,147,640
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/30	1,400	1,560,524
State of Illinois Series 2012 5.00%, 8/01/21	350	369,526
Series 2013A 5.00%, 4/01/20	1,415	1,452,880
	Principal Amount (000)	U.S. $ Value
Series 2014 5.00%, 5/01/25	$2,165	$2,321,768
Series 2016 5.00%, 2/01/22	1,520	1,615,456
Series 2017D 5.00%, 11/01/24	3,190	3,488,584

		12,956,378

Michigan–1.8%
City of Detroit MI 5.00%, 4/01/29–4/01/30	2,600	2,864,000
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,438,284
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 6/30/30–12/31/30	4,325	5,142,656

		10,444,940

Nebraska–0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	2,290	2,538,419

New Jersey–2.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,398,681
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,544,364
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,111,450
Series 2018A 5.00%, 12/15/29	2,000	2,299,560

		16,354,055

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(c)	160	160,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)(c)	1,000	1,041,800

72	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(c)	$180	$180,000
Series 2016B 4.375%, 6/01/33(c)	350	350,000

		1,731,800

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22	1,000	1,076,210

Puerto Rico–0.6%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	190	208,046
AGC Series 2007C 5.50%, 7/01/31	110	126,238
NATL Series 2005L 5.25%, 7/01/35	1,170	1,243,909
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	545	539,550
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	1,008,310
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(c)	505	424,013

		3,550,066

Texas–1.4%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	2,937,153
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	1,010	1,049,218
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	3,610	4,192,654

		8,179,025

	Principal Amount (000)	U.S. $ Value
Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 1/01/32(a)(c)	$1,000	$1,094,770

West Virginia–0.0%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	235	230,664

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,135	1,246,820

Total Long-Term Municipal Bonds (cost $375,190,104)		387,322,974

SHORT-TERM MUNICIPAL NOTES–1.9%
California–1.9%
County of Los Angeles CA Series 2018 4.00%, 6/28/19 (cost $10,822,989)	10,760	10,824,668

Total Municipal Obligations (cost $386,013,093)		398,147,642

	Shares

INVESTMENT COMPANIES–23.0%
Funds and Investment Trusts–23.0%(d)
iShares Core MSCI EAFE ETF	236,626	14,379,762
iShares Core MSCI Emerging Markets ETF	304,022	15,720,978
SPDR S&P 500 ETF Trust	349,886	98,835,797
Vanguard Mid-Cap ETF	19,514	3,136,875

Total Investment Companies (cost $113,387,024)		132,073,412

	Principal Amount (000)

GOVERNMENTS—TREASURIES–0.0%
United States–0.0%
U.S. Treasury Notes 2.125%, 11/30/23 (cost $198,315)	$200	198,875

2019 Semi-Annual Report	73

Schedule of Investments (continued)

Notional Amount			U.S. $ Value

OPTIONS PURCHASED—CALLS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Apr 2019; Contracts: 14,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(e) (premiums paid $132,955)	USD	40,250,000	$132,955

Principal Amount (000)

SHORT-TERM INVESTMENTS–6.2%
U.S. Treasury Bills–4.4%
U.S. Treasury Bill Zero Coupon, 4/04/19(f)(g)		$10,200	10,197,990
Zero Coupon, 6/20/19(g)		10,200	10,146,280
Zero Coupon, 5/16/19		5,000	4,985,344

Total U.S. Treasury Bills (cost $25,328,211)			25,329,614

Company	Shares		U.S. $ Value
Investment Companies–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.38%(d)(h)(i) (cost $10,450,896)		10,450,896	$10,450,896

Total Short-Term Investments (cost $35,779,107)			35,780,510

Total Investments—98.5% (cost $535,510,494)			566,333,394

Other assets less liabilities—1.5%			8,753,381

Net Assets—100.0%			$575,086,775

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	835	June 2019	$30,647,564	$371,457

FTSE 100 Index Futures	103	June 2019	9,674,394	196,419

Hang Seng Index Futures	10	April 2019	1,852,050	21,344

MSCI Emerging Markets Futures	129	June 2019	6,820,230	(12,209)

Russell 2000 E-Mini Futures	103	June 2019	7,950,570	(161,441)

S&P 500 E Mini Futures	15	June 2019	2,128,350	3,507

S&P Mid 400 E-Mini Futures	9	June 2019	1,710,900	(11,414)

TOPIX Index Futures	129	June 2019	18,530,000	(64,703)

Sold Contracts

S&P TSX 60 Index Futures	70	June 2019	10,026,864	(25,455)

U.S. T-Note 10 Yr (CBT) Futures	483	June 2019	59,997,656	(1,078,272)

U.S. T-Note 2 Yr (CBT) Futures	231	June 2019	49,224,656	(232,275)

U.S. Ultra Bond (CBT) Futures	119	June 2019	19,992,000	(885,195)

				$(1,878,237)

74	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	834	EUR	733	5/15/19	$(8,060)

Bank of America, NA	USD	5,740	CAD	7,612	5/15/19	(38,111)

Bank of America, NA	USD	2,873	CAD	3,844	5/15/19	6,914

BNP Paribas SA	JPY	409,234	USD	3,684	5/15/19	(21,125)

BNP Paribas SA	CAD	1,575	USD	1,176	5/15/19	(4,081)

BNP Paribas SA	GBP	566	USD	744	5/15/19	4,170

BNP Paribas SA	USD	2,577	GBP	1,965	5/15/19	(11,994)

BNP Paribas SA	USD	2,085	NZD	3,023	5/15/19	(24,831)

Citibank, NA	USD	651	EUR	564	5/15/19	(15,606)

Citibank, NA	USD	1,669	NOK	14,424	5/15/19	6,195

Citibank, NA	USD	2,174	SEK	20,024	5/15/19	(13,523)

Credit Suisse International	SEK	26,841	USD	2,900	5/15/19	3,627

Credit Suisse International	AUD	5,749	USD	4,084	5/15/19	(1,201)

Credit Suisse International	EUR	3,933	USD	4,430	5/15/19	2,274

Credit Suisse International	GBP	1,124	USD	1,479	5/15/19	11,411

Credit Suisse International	USD	2,640	AUD	3,694	5/15/19	(14,972)

Credit Suisse International	USD	2,818	NZD	4,097	5/15/19	(25,667)

Credit Suisse International	USD	1,381	NOK	11,768	5/15/19	(13,925)

Credit Suisse International	USD	3,014	SEK	28,170	5/15/19	25,431

Goldman Sachs Bank USA	USD	556	AUD	780	5/15/19	(1,493)

JPMorgan Chase Bank, NA	JPY	156,424	USD	1,443	5/15/19	26,395

JPMorgan Chase Bank, NA	CHF	928	USD	929	5/15/19	(7,050)

JPMorgan Chase Bank, NA	USD	2,187	GBP	1,689	5/15/19	16,994

JPMorgan Chase Bank, NA	USD	1,986	AUD	2,745	5/15/19	(35,177)

JPMorgan Chase Bank, NA	USD	5,511	EUR	4,840	5/15/19	(62,470)

Morgan Stanley & Co., Inc.	CHF	2,620	USD	2,670	5/15/19	27,379

Natwest Markets PLC	USD	2,951	NZD	4,372	5/15/19	28,742

Natwest Markets PLC	USD	3,341	AUD	4,706	5/15/19	2,552

Natwest Markets PLC	USD	1,423	JPY	155,936	5/15/19	(11,425)

State Street Bank & Trust Co.	USD	4	JPY	488	5/15/19	(24)

State Street Bank & Trust Co.	USD	588	EUR	516	5/15/19	(6,226)

UBS AG	JPY	92,095	USD	832	5/15/19	(1,832)

UBS AG	NZD	3,912	USD	2,682	5/15/19	15,410

UBS AG	USD	1,308	NZD	1,933	5/15/19	9,530

UBS AG	USD	1,518	CAD	2,015	5/15/19	(9,084)

UBS AG	USD	2,786	GBP	2,155	5/15/19	27,040

UBS AG	USD	3,854	EUR	3,369	5/15/19	(60,896)

UBS AG	USD	5,432	JPY	596,318	5/15/19	(31,973)

						$(206,682)

2019 Semi-Annual Report	75

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	37	$(4,681)	$(3,756)	$(925)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	123	(15,559)	(16,107)	548
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	382	(48,323)	(38,173)	(10,150)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	20	(2,530)	(2,049)	(481)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	255	(32,236)	(26,154)	(6,082)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	251	(31,752)	(31,665)	(87)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	8	(1,012)	(1,016)	4
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	331	(41,871)	(32,105)	(9,766)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	48	(6,072)	(6,259)	187

						$(184,036)	$(157,284)	$(26,752)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	7,032	8/31/20	2.235%	CPI#	Maturity	$ (87,611)

Barclays Bank PLC	USD	7,031	9/04/20	2.248%	CPI#	Maturity	(87,830)

Barclays Bank PLC	USD	8,029	9/20/20	2.263%	CPI#	Maturity	(99,996)

Barclays Bank PLC	USD	7,121	10/15/20	2.208%	CPI#	Maturity	(77,804)

Barclays Bank PLC	USD	4,111	10/15/20	2.210%	CPI#	Maturity	(45,120)

Barclays Bank PLC	USD	5,000	10/23/26	2.310%	CPI#	Maturity	(329,150)

Barclays Bank PLC	USD	5,000	12/04/27	2.170%	CPI#	Maturity	(63,431)

Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(78,696)

Citibank, NA	USD	5,180	10/17/20	2.220%	CPI#	Maturity	(57,325)

Citibank, NA	USD	7,280	12/14/20	1.548%	CPI#	Maturity	123,556

Citibank, NA	USD	6,400	10/23/21	2.039%	CPI#	Maturity	(215,821)

Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	44,229

Citibank, NA	USD	3,000	7/20/27	2.104%	CPI#	Maturity	(14,335)

Deutsche Bank AG	USD	3,700	7/15/20	1.265%	CPI#	Maturity	134,075

Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	28,206

JPMorgan Chase Bank, NA	USD	7,207	8/30/20	2.210%	CPI#	Maturity	(85,852)

JPMorgan Chase Bank, NA	USD	3,000	3/02/24	2.175%	CPI#	Maturity	(48,660)

76	Sanford C. Bernstein Fund, Inc.

				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

JPMorgan Chase Bank, NA	USD	5,000	7/20/24	1.995%	CPI#	Maturity	$(608)

JPMorgan Chase Bank, NA	USD	4,000	11/04/26	2.015%	CPI#	Maturity	10,183

JPMorgan Chase Bank, NA	USD	7,000	12/27/28	2.009%	CPI#	Maturity	20,288

Morgan Stanley Capital Services LLC	USD	19,000	7/20/22	1.939%	CPI#	Maturity	32,252

Morgan Stanley Capital Services LLC	USD	5,000	7/20/32	2.158%	CPI#	Maturity	(18,513)

							$(917,963)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $7,065,929 or 1.2% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Non-income producing security.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.6% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2019 Semi-Annual Report	77

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2019 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–69.4%

Long-Term Municipal Bonds–69.4%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,089,390

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	180	187,223

Arizona–0.7%
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/22 (Pre-refunded/ETM)	2,575	2,685,236
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	420	423,036

		3,108,272

California–0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	660	661,558

Colorado–1.4%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,072,860
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,351,820
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)(b)	600	642,180
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,114,564

		6,181,424

Connecticut–0.6%
State of Connecticut Series 2018D 5.00%, 4/15/27	2,280	2,719,242

Principal Amount (000)		U.S. $ Value
District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	$2,100	$2,209,200

Florida–0.7%
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,042,293

Illinois–2.8%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	1,465	1,565,030
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/25	1,000	1,108,410
State of Illinois Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,364,203
Series 2017D 5.00%, 11/01/24	2,000	2,187,200
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,742,071

		11,966,914

Michigan–1.9%
City of Detroit MI 5.00%, 4/01/24–4/01/25	2,115	2,291,705
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,797,782

		8,089,487

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	3,290	3,646,899

New Jersey–4.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,829,075
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,577,905
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 6/15/24	3,410	3,857,835

78	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/29	$3,490	$4,012,732
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,094,897

		18,372,444

New York–50.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,693,894
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,058,340
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	757,485
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,289,663
Series 2010H 5.00%, 6/01/19 (Pre-refunded/ETM)(b)	1,220	1,227,027
Series 2014A 5.00%, 8/01/28	1,285	1,484,381
Series 2014J 5.00%, 8/01/27	1,085	1,256,322
Series 2018E 5.00%, 3/01/31	1,055	1,286,056
Series 2019E 5.00%, 8/01/21	3,900	4,206,852
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,120,260
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,119,105
Series 2014A 5.00%, 4/01/25	4,775	5,484,804
Series 2017C 5.00%, 10/01/25	1,875	2,228,287
County of Westchester NY Series 2016A 5.00%, 1/01/23	2,435	2,750,162
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	750,113
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/32	2,320	2,772,910
Principal Amount (000)		U.S. $ Value
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)(c)	$145	$144,401
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/25 (Pre-refunded/ETM)(b)	2,075	2,265,879
Series 2011C 5.00%, 11/15/25	4,430	4,790,425
Series 2012 5.00%, 11/15/22	2,650	2,940,254
Series 2012F 5.00%, 11/15/25	1,000	1,102,790
Series 2017C 5.00%, 11/15/26–11/15/28	12,180	14,800,466
Series 2018B 5.00%, 5/15/20	3,085	3,194,116
Series 2018C 5.00%, 9/01/20	2,630	2,744,905
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	11,004,379
Series 2016A 5.00%, 11/15/25	1,375	1,669,525
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,038,470
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	520,695
Series 2011GG 5.00%, 6/15/26	8,070	8,665,727
Series 2015G 5.00%, 6/15/27	2,885	3,434,939
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017S 5.00%, 7/15/32	1,955	2,346,860
Series 2018S 5.00%, 7/15/31–7/15/32	2,950	3,620,600
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2010I-2 5.00%, 11/01/19	2,000	2,040,520
Series 2011B 5.00%, 2/01/21	4,110	4,366,382

2019 Semi-Annual Report	79

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	$1,000	$1,002,870
Series 2013I 5.00%, 5/01/22	2,270	2,505,013
Series 2014B 5.00%, 11/01/26	4,000	4,629,480
Series 2015C 5.00%, 11/01/28	2,145	2,526,660
Series 2017 5.00%, 11/01/26	1,925	2,355,873
Series 2017E-1 5.00%, 2/01/30	1,155	1,398,971
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	5,575	6,824,190
New York State Dormitory Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	1,965	2,182,801
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,467,933
New York State Dormitory Authority (New York State Sales Tax) Series 2018E 5.00%, 3/15/29	4,160	5,254,288
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/24(a)	700	798,147
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,388,212
Series 2014A 5.00%, 2/15/28	2,035	2,335,264
Series 2014C 5.00%, 3/15/29	3,000	3,435,660
Series 2018A 5.00%, 3/15/22	2,675	2,941,804
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,074,110
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	1,818,988
Principal Amount (000)		U.S. $ Value
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	$1,590	$1,700,362
Series 2012A 5.00%, 4/01/20	1,975	2,043,770
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,495,400
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	4,721,130
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,418,913
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19–8/01/31	6,030	6,273,895
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/30	3,065	3,611,796
New York Transportation Development Corp. (Terminal One Group Association LP)
Series 2015 5.00%, 1/01/22	1,755	1,888,257
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(a)	600	613,062
Niagara Falls City School District Series 2016 5.00%, 6/15/19	2,605	2,621,542
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,873,312
Series 2013-180 5.00%, 6/01/21	2,500	2,688,625
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,417,171
Series 2015E 5.00%, 10/15/23	1,000	1,138,980
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25	3,750	4,415,362
Triborough Bridge & Tunnel Authority Series 2018B 5.00%, 11/15/27	4,295	5,420,118

80	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19-9/01/20	$1,540	$1,578,043
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,683,870

		213,720,866

Ohio–0.4%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(b)	210	210,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)(b)	1,000	1,041,800
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33(b)	300	300,000

		1,551,800

Pennsylvania–1.3%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/24	1,000	1,114,980
Philadelphia Parking Authority (The) Series 2009 5.25%, 9/01/23	200	209,258
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,160,240

		5,484,478

Puerto Rico–0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/27-7/01/31	360	403,353
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	205	224,471
AGC Series 2007N 5.25%, 7/01/34–7/01/36	380	423,662
NATL Series 2007N 5.25%, 7/01/32	100	107,207
Principal Amount (000)		U.S. $ Value
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$445	$440,550
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	111,118
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(b)	382	320,739

		2,031,100

South Carolina–0.8%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	3,000	3,242,190

Tennessee–1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/49	3,880	4,186,404

Washington–0.7%
Kalispel Tribe of Indians Series 2018B 5.00%, 1/01/32(a)(b)(d)	700	766,339
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,430,180

		3,196,519

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	235	230,664

Total Municipal Obligations (cost $284,741,284)		294,918,367

	Shares

INVESTMENT COMPANIES–19.9%
Funds and Investment Trusts–19.9%(f)
iShares Core MSCI EAFE ETF	207,783	12,626,973
iShares Core MSCI Emerging Markets ETF	239,172	12,367,584
SPDR S&P 500 ETF Trust	203,068	57,362,649
Vanguard Mid-Cap ETF	15,255	2,452,241

Total Investment Companies (cost $71,411,777)		84,809,447

2019 Semi-Annual Report	81

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–0.4%
United States–0.4%
U.S. Treasury Notes 2.625%, 2/15/29 (cost $1,506,648)	$	1,481	$1,508,306

		Notional Amount

OPTIONS PURCHASED—CALLS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Apr 2019; Contracts: 10,000; Exercise Price: USD 2,875.00; Counterparty: Goldman Sachs International(e) (premiums paid $94,968)	USD	28,750,000	94,968

	Principal Amount (000)

SHORT-TERM INVESTMENTS–8.2%
U.S. Treasury Bills–4.9%
U.S. Treasury Bill
Zero Coupon, 4/04/19(g)(h)	$	8,000	7,998,423
Zero Coupon, 6/20/19(g)		8,000	7,957,867
Zero Coupon, 5/16/19		5,000	4,985,344

Total U.S. Treasury Bills (cost $20,940,492)			20,941,634

Company		Shares	U.S. $ Value

Investment Companies–3.3%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.38%(f)(i)(j) (cost $14,121,312)		14,121,312	$14,121,312

Total Short-Term Investments (cost $35,061,804)			35,062,946

Total Investments—97.9% (cost $392,816,481)			416,394,034

Other assets less liabilities—2.1%			8,790,335

Net Assets—100.0%			$425,184,369

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	594	June 2019	$21,801,980	$264,331

FTSE 100 Index Futures	73	June 2019	6,856,609	127,352

Hang Seng Index Futures	6	April 2019	1,111,230	12,806

MSCI Emerging Markets Futures	82	June 2019	4,335,340	(7,760)

Russell 2000 E-Mini Futures	77	June 2019	5,943,630	(120,689)

S&P 500 E Mini Futures	125	June 2019	17,736,250	111,492

S&P Mid 400 E-Mini Futures	7	June 2019	1,330,700	(8,878)

TOPIX Index Futures	92	June 2019	13,215,195	(44,145)

Sold Contracts

S&P TSX 60 Index Futures	52	June 2019	7,448,528	(18,909)

U.S. T-Note 2 Yr (CBT) Futures	172	June 2019	36,652,125	(172,877)

U.S. T-Note 10 Yr (CBT) Futures	361	June 2019	44,842,969	(806,202)

U.S. Ultra Bond (CBT) Futures	89	June 2019	14,952,000	(660,691)

				$(1,324,170)

82	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	599	EUR	527	5/15/19	$(5,790)

Bank of America, NA	USD	4,275	CAD	5,668	5/15/19	(28,405)

BNP Paribas SA	JPY	320,303	USD	2,884	5/15/19	(16,534)

BNP Paribas SA	CAD	1,228	USD	917	5/15/19	(3,182)

BNP Paribas SA	GBP	426	USD	560	5/15/19	3,139

BNP Paribas SA	USD	1,892	GBP	1,443	5/15/19	(8,808)

BNP Paribas SA	USD	1,572	NZD	2,280	5/15/19	(18,724)

Brown Brothers Harriman & Co.	JPY	53,460	USD	495	5/15/19	10,848

Citibank, NA	USD	2,166	CAD	2,865	5/15/19	(19,870)

Citibank, NA	USD	1,237	NOK	10,692	5/15/19	4,591

Citibank, NA	USD	1,582	SEK	14,569	5/15/19	(9,839)

Credit Suisse International	SEK	19,999	USD	2,161	5/15/19	2,703

Credit Suisse International	AUD	4,295	USD	3,051	5/15/19	(897)

Credit Suisse International	EUR	2,911	USD	3,279	5/15/19	1,683

Credit Suisse International	GBP	846	USD	1,114	5/15/19	8,590

Credit Suisse International	USD	1,966	AUD	2,751	5/15/19	(11,152)

Credit Suisse International	USD	2,106	NZD	3,062	5/15/19	(19,182)

Credit Suisse International	USD	1,015	NOK	8,648	5/15/19	(10,233)

Credit Suisse International	USD	2,220	SEK	20,746	5/15/19	18,730

JPMorgan Chase Bank, NA	JPY	112,306	USD	1,036	5/15/19	18,951

JPMorgan Chase Bank, NA	CHF	854	USD	855	5/15/19	(6,490)

JPMorgan Chase Bank, NA	USD	1,313	GBP	1,014	5/15/19	10,203

JPMorgan Chase Bank, NA	USD	1,502	AUD	2,077	5/15/19	(26,610)

JPMorgan Chase Bank, NA	USD	3,968	EUR	3,485	5/15/19	(44,981)

Morgan Stanley & Co., Inc.	CHF	1,948	USD	1,984	5/15/19	20,350

Natwest Markets PLC	USD	2,227	NZD	3,300	5/15/19	21,695

Natwest Markets PLC	USD	2,364	AUD	3,329	5/15/19	1,805

Natwest Markets PLC	USD	1,047	JPY	114,727	5/15/19	(8,406)

State Street Bank & Trust Co.	EUR	141	USD	162	5/15/19	2,832

State Street Bank & Trust Co.	USD	482	EUR	418	5/15/19	(11,594)

State Street Bank & Trust Co.	USD	419	AUD	589	5/15/19	(784)

State Street Bank & Trust Co.	USD	465	JPY	51,038	5/15/19	(2,517)

UBS AG	JPY	75,651	USD	684	5/15/19	(1,505)

UBS AG	NZD	3,000	USD	2,056	5/15/19	11,817

UBS AG	USD	939	NZD	1,387	5/15/19	6,839

UBS AG	USD	1,139	CAD	1,511	5/15/19	(6,814)

UBS AG	USD	2,090	GBP	1,617	5/15/19	20,283

UBS AG	USD	2,931	EUR	2,562	5/15/19	(46,309)

UBS AG	USD	3,607	JPY	395,954	5/15/19	(21,230)

						$(164,797)

2019 Semi-Annual Report	83

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	30	$(3,795)	$(3,045)	$(750)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	99	(12,523)	(12,964)	441
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	205	(25,916)	(21,026)	(4,890)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	17	(2,150)	(1,741)	(409)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	310	(39,215)	(30,978)	(8,237)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	7	(886)	(889)	3
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	201	(25,426)	(25,357)	(69)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	268	(33,902)	(25,995)	(7,907)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	38	(4,807)	(4,955)	148

						$(148,620)	$(126,950)	$(21,670)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	5,709	8/31/20	2.235%	CPI#	Maturity	$ (71,128)

Barclays Bank PLC	USD	5,709	9/04/20	2.248%	CPI#	Maturity	(71,316)

Barclays Bank PLC	USD	6,514	9/20/20	2.263%	CPI#	Maturity	(81,126)

Barclays Bank PLC	USD	5,789	10/15/20	2.208%	CPI#	Maturity	(63,251)

Barclays Bank PLC	USD	3,336	10/15/20	2.210%	CPI#	Maturity	(36,614)

Barclays Bank PLC	USD	4,000	10/23/26	2.310%	CPI#	Maturity	(263,320)

Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(78,696)

Barclays Bank PLC	USD	3,000	12/04/32	2.233%	CPI#	Maturity	(48,142)

Citibank, NA	USD	4,210	10/17/20	2.220%	CPI#	Maturity	(46,590)

Citibank, NA	USD	5,700	12/14/20	1.548%	CPI#	Maturity	96,740

Citibank, NA	USD	3,800	10/23/21	2.039%	CPI#	Maturity	(128,145)

Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	44,229

Citibank, NA	USD	3,500	7/20/27	2.104%	CPI#	Maturity	(16,724)

Deutsche Bank AG	USD	2,900	7/15/20	1.265%	CPI#	Maturity	105,086

Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	28,206

JPMorgan Chase Bank, NA	USD	5,852	8/30/20	2.210%	CPI#	Maturity	(69,711)

JPMorgan Chase Bank, NA	USD	2,500	3/02/24	2.175%	CPI#	Maturity	(40,550)

JPMorgan Chase Bank, NA	USD	7,000	7/20/24	1.995%	CPI#	Maturity	(851)

84	Sanford C. Bernstein Fund, Inc.

				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

JPMorgan Chase Bank, NA	USD	3,000	11/04/26	2.015%	CPI#	Maturity	$7,637

JPMorgan Chase Bank, NA	USD	5,000	12/27/28	2.009%	CPI#	Maturity	14,491

Morgan Stanley Capital Services LLC	USD	8,500	7/20/22	1.939%	CPI#	Maturity	14,429

Morgan Stanley Capital Services LLC	USD	1,800	7/20/32	2.158%	CPI#	Maturity	(6,665)

							$(712,011)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $4,471,787 or 1.1% of net assets.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 145,000	$144,401	0.03%

(d)	When-Issued or delayed delivery security.
(e)	Non-income producing security.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(i)	Affiliated investments.
(j)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2019 Semi-Annual Report	85

Statement of Assets and Liabilities—March 31, 2019 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,124,384,786	$2,283,909,975	$1,170,922,597

Affiliated issuers	850,849,332	1,773,475,849	80,233,985

Foreign currencies, at value (a)	7,025,688	14,566,702	1,780,346

Cash	0	0	171,266

Cash collateral due from broker	5,628,757	12,342,168	1,970,141

Receivables:

Unaffiliated interest and dividends	861,142	1,569,403	5,294,301

Affiliated dividends	181,337	411,847	84,401

Foreign withholding tax reclaims	28,107	24,218	0

Investment securities sold and foreign currency transactions	71,564,827	151,908,800	22,739,402

Capital shares sold	956,983	1,863,809	1,118,403

Variation margin on futures	2,030,057	4,553,181	2,077,784

Variation margin on centrally cleared swaps	0	0	50,907

Terminated centrally cleared credit default swaps	0	0	243,982

Unrealized appreciation of forward currency exchange contracts	5,113,819	10,580,649	4,176,361

Market value on credit default swaps (b)	0	0	324,812

Unrealized appreciation of inflation swaps	0	0	103,611

Total assets	2,068,624,835	4,255,206,601	1,291,292,299

LIABILITIES

Cash collateral due to broker	600,000	1,530,000	0

Payables:

Investment securities purchased and foreign currency transactions	1,383,389	2,973,550	32,301,024

Capital shares redeemed	648,605	6,259,660	740,947

Management fee	968,632	2,004,657	648,429

Shareholder servicing fee	281,970	538,689	128,612

Transfer Agent fee	10,917	15,680	10,908

Terminated centrally cleared credit default swaps	0	0	396,240

Accrued expenses	124,718	146,596	219,259

Unrealized depreciation of forward currency exchange contracts	4,022,110	8,207,421	2,212,953

Market value on credit default swaps (c)	0	0	3,379,143

Total liabilities	8,040,341	21,676,253	40,037,515

NET ASSETS	$2,060,584,494	$4,233,530,348	$1,251,254,784

Cost of investments

Unaffiliated issuers	$852,954,443	$1,627,398,035	$1,133,721,933

Affiliated issuers	820,271,643	1,701,037,984	83,325,023

NET ASSETS CONSIST OF:

Capital stock, at par	$162,118	$315,650	$118,207

Additional paid-in capital	1,764,054,408	3,518,002,800	1,226,332,416

Distributable earnings (d)	296,367,968	715,211,898	24,804,161

	$2,060,584,494	$4,233,530,348	$1,251,254,784

(a) Cost: $7,144,015, $14,808,006 and $1,739,505, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $403,192, respectively.

(c) Net premiums received of $0, $0 and $2,760,777, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $23,911, respectively.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,667,536,308	$3,175,079,994	$1,011,560,417

Shares of capital stock outstanding	131,220,740	236,832,179	95,597,520

Net asset value, offering and redemption price per share	$12.71	$13.41	$10.58

Class 2 Shares

Net Assets	$393,048,186	$1,058,450,354	$239,694,367

Shares of capital stock outstanding	30,897,258	78,817,700	22,609,495

Net asset value, offering and redemption price per share	$12.72	$13.43	$10.60

See Notes to Financial Statements.

2019 Semi-Annual Report	87

Statement of Assets and Liabilities—March 31, 2019 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,770,373,581	$555,882,498	$402,272,722

Affiliated issuers	71,099,962	10,450,896	14,121,312

Foreign currencies, at value (a)	2,400,041	681,244	529,202

Receivables:

Unaffiliated interest and dividends	17,911,339	5,920,351	4,152,168

Affiliated dividends	185,892	26,077	40,733

Investment securities sold	23,771,279	7,151,926	5,353,652

Capital shares sold	876,271	163,786	110,950

Variation margin on futures	3,028,402	888,800	732,059

Unrealized appreciation of inflation swaps	1,317,021	392,789	310,818

Unrealized appreciation of forward currency exchange contracts	746,212	214,064	165,059

Total assets	1,891,710,000	581,772,431	427,788,675

LIABILITIES

Cash collateral due to broker	631,000	190,000	160,000

Payables:

Investment securities purchased	23,757,124	4,012,172	94,968

Capital shares redeemed	2,424,004	133,606	500,310

Management fee	1,003,333	310,615	229,495

Shareholder servicing fee	158,816	44,933	43,662

Transfer Agent fee	8,746	2,939	2,779

Accrued expenses	107,987	75,857	71,787

Unrealized depreciation of inflation swaps	4,910,293	1,310,752	1,022,829

Unrealized depreciation of forward currency exchange contracts	1,340,998	420,746	329,856

Market value on credit default swaps (b)	507,843	184,036	148,620

Total liabilities	34,850,144	6,685,656	2,604,306

NET ASSETS	$1,856,859,856	$575,086,775	$425,184,369

Cost of investments

Unaffiliated issuers	$1,663,168,521	$525,059,598	$378,695,169

Affiliated issuers	71,099,962	10,450,896	14,121,312

NET ASSETS CONSIST OF:

Capital stock, at par	$170,162	$52,594	$39,246

Additional paid-in capital	1,785,240,276	555,288,480	409,457,501

Distributable earnings	71,449,418	19,745,701	15,687,622

	$1,856,859,856	$575,086,775	$425,184,369

(a) Cost: $2,451,388, $695,818 and $540,524, respectively. (Note 1)

(b) Net premiums received of $445,626, $157,284 and $126,950, respectively.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,244,664,774	$351,811,460	$342,769,996

Shares of capital stock outstanding	114,112,758	32,186,916	31,649,702

Net asset value, offering and redemption price per share	$10.91	$10.93	$10.83

Class 2 Shares

Net Assets	$612,195,082	$223,275,315	$82,414,373

Shares of capital stock outstanding	56,048,987	20,407,162	7,596,377

Net asset value, offering and redemption price per share	$10.92	$10.94	$10.85

See Notes to Financial Statements.

2019 Semi-Annual Report	89

Statement of Operations—for the six months ended March 31, 2019 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$4,517	$111,234	$11,511,383

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $23,282, $47,927 and $0, respectively)	10,371,428	21,319,749	1,733,369

Affiliated issuers	18,020,902	35,477,025	1,429,408

Total income	28,396,847	56,908,008	14,674,160

Expenses:

Management fee (see Note 2A)	9,166,633	18,937,831	3,979,854

Shareholder servicing fee (see Note 2B)	1,647,611	3,170,466	748,852

Custodian fee	112,497	121,690	157,640

Transfer Agent fee—Class 1	35,363	47,569	35,531

Transfer Agent fee—Class 2	8,358	15,576	8,047

Auditing and tax fees	57,076	50,799	62,047

Legal fees	36,810	75,937	21,216

Directors’ fees and expenses	33,790	69,666	20,333

Registration fees	23,471	23,828	19,714

Printing fees	11,264	14,764	11,347

Miscellaneous	55,502	294,056	42,593

Total expenses	11,188,375	22,822,182	5,107,174

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(3,537,918)	(7,243,657)	(248,227)

Net expenses	7,650,457	15,578,525	4,858,947

Net investment income	20,746,390	41,329,483	9,815,213

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	21,334,264	45,766,340	613,986

Affiliated Underlying Portfolios	(5,109,561)	(11,457,017)	80,815

Capital gain distributions from underlying funds	17,499,184	27,000,075	0

Forward currency exchange contracts	(2,002,525)	(4,046,467)	(653,884)

Futures	(35,235,993)	(71,349,049)	(10,724,299)

Options written	932,250	1,943,600	209,050

Swaps	737,548	(4,724,261)	(952,820)

Foreign currency transactions	218,667	288,417	1,547,114

Net realized loss on investment and foreign currency transactions	(1,626,166)	(16,578,362)	(9,880,038)

Net change in unrealized appreciation/depreciation of:

Investments (b)	(31,852,572)	(69,870,042)	17,954,834

Affiliated Underlying Portfolios	(79,428,333)	(151,433,670)	(4,492,729)

Forward currency exchange contracts	2,817,036	5,950,669	(523,273)

Futures	(1,482,157)	(1,092,245)	(7,758,983)

Swaps	(480,461)	5,245,891	(1,467,102)

Foreign currency denominated assets and liabilities	(172,545)	(356,599)	53,051

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(110,599,032)	(211,555,996)	3,765,798

Net realized and unrealized loss on investment and foreign currency transactions	(112,225,198)	(228,134,358)	(6,114,240)

Contributions from affiliates (see Note 2A)	0	0	4,165

Net increase (decrease) in net assets resulting from operations	$(91,478,808)	$(186,804,875)	$3,705,138

(a) Net of foreign capital gains taxes of $0, $0 and $16,093, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $23,608, respectively.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$19,857,253	$5,915,897	$4,646,090

Dividends

Unaffiliated issuers	4,307,833	1,396,787	922,361

Affiliated issuers	1,352,453	258,801	284,293

Total income	25,517,539	7,571,485	5,852,744

Expenses:

Management fee (see Note 2A)	6,065,916	1,847,533	1,383,626

Shareholder servicing fee (see Note 2B)	939,419	264,193	258,763

Custodian fee	100,202	71,394	64,853

Transfer Agent fee—Class 1	23,331	6,985	9,191

Transfer Agent fee—Class 2	11,433	4,288	2,152

Auditing and tax fees	50,634	50,634	50,634

Registration fees	24,616	17,833	17,658

Legal fees	32,270	9,236	8,328

Directors’ fees and expenses	31,071	9,475	7,113

Printing fees	8,641	2,746	2,978

Miscellaneous	51,465	32,228	37,671

Total expenses	7,338,998	2,316,545	1,842,967

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(164,345)	(42,744)	(36,297)

Net expenses	7,174,653	2,273,801	1,806,670

Net investment income	18,342,886	5,297,684	4,046,074

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	46,875	343,718	84,225

Affiliated Underlying Portfolios	(5,946,376)	(1,789,280)	(1,389,448)

Forward currency exchange contracts	(1,945,876)	(587,693)	(421,844)

Futures	(16,011,696)	(4,450,737)	(3,848,591)

Options written	322,050	96,050	73,450

Swaps	(3,526,186)	(1,073,875)	(801,142)

Foreign currency transactions	(48,231)	(63,490)	(22,145)

Net realized loss on investment and foreign currency transactions	(27,109,440)	(7,525,307)	(6,325,495)

Net change in unrealized appreciation/depreciation of:

Investments	22,579,211	5,126,917	4,753,278

Affiliated Underlying Portfolios	2,143,729	645,049	504,862

Forward currency exchange contracts	155,633	43,257	15,723

Futures	(12,199,202)	(3,642,022)	(2,780,418)

Swaps	(8,413,503)	(2,505,872)	(1,933,209)

Foreign currency denominated assets and liabilities	(81,248)	(24,122)	(17,992)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,184,620	(356,793)	542,244

Net realized and unrealized loss on investment and foreign currency transactions	(22,924,820)	(7,882,100)	(5,783,251)

Net decrease in net assets resulting from operations	$(4,581,934)	$(2,584,416)	$(1,737,177)

See Notes to Financial Statements.

2019 Semi-Annual Report	91

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$20,746,390	$20,696,247	$41,329,483	$43,242,264

Net realized gain (loss) on investment and foreign currency transactions	(1,626,166)	60,244,661	(16,578,362)	69,550,976

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(110,599,032)	33,836,604	(211,555,996)	104,888,583

Net increase (decrease) in net assets resulting from operations	(91,478,808)	114,777,512	(186,804,875)	217,681,823

Distributions to shareholders (a)	(66,400,648)	(30,108,673)	(93,720,075)	(110,514,205)

Capital-share transactions

Net proceeds from sales of shares	87,148,815	236,745,980	168,646,415	370,600,386

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	63,092,872	25,979,035	84,803,240	90,850,197

Total proceeds from shares sold	150,241,687	262,725,015	253,449,655	461,450,583

Cost of shares redeemed	(170,125,329)	(325,156,538)	(323,417,790)	(478,545,336)

Net decrease in net assets from capital-share transactions	(19,883,642)	(62,431,523)	(69,968,135)	(17,094,753)

Net increase (decrease) in net assets	(177,763,098)	22,237,316	(350,493,085)	90,072,865

NET ASSETS:

Beginning of period	2,238,347,592	2,216,110,276	4,584,023,433	4,493,950,568

End of period	$2,060,584,494	$2,238,347,592	$4,233,530,348	$4,584,023,433

(a) See page 95 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$9,815,213	$23,161,128	$18,342,886	$33,997,189

Net realized gain (loss) on investment and foreign currency transactions	(9,880,038)	18,716,175	(27,109,440)	18,544,601

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,765,798	(17,275,671)	4,184,620	(15,689,888)

Contributions from affiliates (see Note 2A)	4,165	3,665	0	0

Net increase (decrease) in net assets resulting from operations	3,705,138	24,605,297	(4,581,934)	36,851,902

Distributions to shareholders (a)	(45,918,691)	(29,464,635)	(54,411,201)	(78,388,870)

Capital-share transactions

Net proceeds from sales of shares	74,566,521	196,717,967	102,824,899	234,650,733

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	39,983,248	24,800,857	46,652,735	70,975,125

Total proceeds from shares sold	114,549,769	221,518,824	149,477,634	305,625,858

Cost of shares redeemed	(102,226,091)	(190,512,511)	(191,551,797)	(238,701,975)

Net increase (decrease) in net assets from capital-share transactions	12,323,678	31,006,313	(42,074,163)	66,923,883

Net increase (decrease) in net assets	(29,889,875)	26,146,975	(101,067,298)	25,386,915

NET ASSETS:

Beginning of period	1,281,144,659	1,254,997,684	1,957,927,154	1,932,540,239

End of period	$1,251,254,784	$1,281,144,659	$1,856,859,856	$1,957,927,154

(a) See page 95 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2019 Semi-Annual Report	93

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$5,297,684	$9,133,218	$4,046,074	$7,264,885

Net realized gain (loss) on investment and foreign currency transactions	(7,525,307)	5,979,927	(6,325,495)	5,604,647

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(356,793)	(2,203,358)	542,244	(4,292,822)

Net increase (decrease) in net assets resulting from operations	(2,584,416)	12,909,787	(1,737,177)	8,576,710

Distributions to shareholders (a)	(16,076,361)	(22,669,932)	(12,469,618)	(18,025,126)

Capital-share transactions

Net proceeds from sales of shares	27,453,932	54,578,706	19,105,308	46,053,545

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,936,601	20,608,264	11,023,906	16,488,106

Total proceeds from shares sold	41,390,533	75,186,970	30,129,214	62,541,651

Cost of shares redeemed	(37,650,609)	(56,668,621)	(48,698,839)	(52,839,195)

Net increase (decrease) in net assets from capital-share transactions	3,739,924	18,518,349	(18,569,625)	9,702,456

Net increase (decrease) in net assets	(14,920,853)	8,758,204	(32,776,420)	254,040

NET ASSETS:

Beginning of period	590,007,628	581,249,424	457,960,789	457,706,749

End of period	$575,086,775	$590,007,628	$425,184,369	$457,960,789

(a) See page 95 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(53,004,698)	$(23,669,546)	$(69,005,080)	$(82,086,349)

Class 2	(13,395,950)	(6,439,127)	(24,714,995)	(28,427,856)

	$(66,400,648)	$(30,108,673)	$(93,720,075)	$(110,514,205)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(37,302,649)	$(23,883,220)	$(36,153,770)	$(52,145,707)

Class 2	(8,616,042)	(5,581,415)	(18,257,431)	(26,243,163)

	$(45,918,691)	$(29,464,635)	$(54,411,201)	$(78,388,870)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(9,806,680)	$(13,708,456)	$(10,035,110)	$(14,488,255)

Class 2	(6,269,681)	(8,961,476)	(2,434,508)	(3,536,871)

	$(16,076,361)	$(22,669,932)	$(12,469,618)	$(18,025,126)

See Notes to Financial Statements.

2019 Semi-Annual Report	95

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$13.69		$13.18		$11.62		$11.80		$12.88	$11.91

Income from investment operations:

Investment income, net†	0.13	(a)	0.12	(a)	0.10	(a)	0.03	^ (a)	0.04	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.70)		0.57		1.52		0.31		(0.43)	1.05

Contributions from affiliates	0		0		0.00	(b)	0		0	0

Total from investment operations	(0.57)		0.69		1.62		0.34		(0.39)	1.14

Less dividends and distributions:

Dividends from net investment income	(0.13)		(0.18)		(0.06)		(0.05)		(0.16)	(0.17)

Distributions from net realized gain on investment transactions	(0.28)		0		0		(0.47)		(0.53)	0

Total dividends and distributions	(0.41)		(0.18)		(0.06)		(0.52)		(0.69)	(0.17)

Net asset value, end of period	$12.71		$13.69		$13.18		$11.62		$11.80	$12.88

Total return (c)	(3.95)%		5.21%		14.04%		2.84%	^	(3.02)% #	9.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,667,536		$1,811,002		$1,784,355		$1,638,587		$1,536,828	$1,513,474

Average net assets (000 omitted)	$1,652,137		$1,829,185		$1,687,556		$1,582,586		$1,598,329	$1,462,653

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements (d)(e)	0.79%	*	0.78%		0.83%		1.00%		1.15% +	1.15%

Expenses, before waivers/ reimbursements (d)(e)	1.14%	*	1.13%		1.13%		1.14%		1.15% +	1.15%

Net investment income	2.00%	* (a)	0.88%	(a)	0.79%	(a)	0.22%	^ (a)	0.31% +	0.68%

Portfolio turnover rate	11%		39%		48%		71%		91%	104%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$13.72		$13.22		$11.65		$11.83		$12.90	$11.94

Income from investment operations:

Investment income, net†	0.14	(a)	0.15	(a)	0.12	(a)	0.05	^ (a)	0.06	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.70)		0.56		1.54		0.31		(0.42)	1.05

Contributions from affiliates	0		0		0.00	(b)	0		0	0

Total from investment operations	(0.56)		0.71		1.66		0.36		(0.36)	1.16

Less dividends and distributions:

Dividends from net investment income	(0.16)		(0.21)		(0.09)		(0.07)		(0.18)	(0.20)

Distributions from net realized gain on investment transactions	(0.28)		0		0		(0.47)		(0.53)	0

Total dividends and distributions	(0.44)		(0.21)		(0.09)		(0.54)		(0.71)	(0.20)

Net asset value, end of period	$12.72		$13.72		$13.22		$11.65		$11.83	$12.90

Total return (c)	(3.80)%		5.37%		14.31%		3.14%	^	(2.78)%	9.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$393,048		$427,346		$431,755		$395,657		$344,343	$367,259

Average net assets (000 omitted)	$390,489		$420,846		$408,460		$381,197		$390,069	$352,881

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)(e)	0.59%	*	0.58%		0.63%		0.80%		0.95% +	0.95%

Expenses, before waivers/reimbursements (d)(e)	0.94%	*	0.93%		0.93%		0.94%		0.95% +	0.95%

Net investment income	2.20%	* (a)	1.09%	(a)	0.99%	(a)	0.42%	^ (a)	0.51% +	0.88%

Portfolio turnover rate	11%		39%		48%		71%		91%	104%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	97

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$14.29		$13.95		$12.30		$12.52		$13.64	$12.40

Income from investment operations:

Investment income, net†	0.13		0.13	(a)	0.11	(a)	0.03	^ (a)	0.05	0.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.72)		0.55		1.60		0.27		(0.41)	1.24

Contributions from affiliates	0		0		0.00	(b)	0.00	(b)	0	0

Total from investment operations	(0.59)		0.68		1.71		0.30		(0.36)	1.32

Less dividends and distributions:

Dividends from net investment income	(0.12)		(0.30)		(0.06)		(0.04)		(0.08)	(0.08)

Distributions from net realized gain on investment transactions	(0.17)		(0.04)		0		(0.48)		(0.68)	0

Total dividends and distributions	(0.29)		(0.34)		(0.06)		(0.52)		(0.76)	(0.08)

Net asset value, end of period	$13.41		$14.29		$13.95		$12.30		$12.52	$13.64

Total return (c)	(3.93)%		4.85%	#	13.99%		2.37%	^	(2.60)% #	10.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,175,080		$3,464,533		$3,418,084		$3,183,118		$3,057,052	$3,003,685

Average net assets (000 omitted)	$3,179,176		$3,513,988		$3,258,122		$3,133,499		$3,177,411	$2,867,927

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements (d)(e)	0.78%	*	0.77%		0.82%		0.99%		1.13% +	1.13%

Expenses, before waivers/ reimbursements (d)(e)	1.13%	*	1.12%		1.12%		1.13%		1.13% +	1.13%

Net investment income	1.92%	* (a)	0.89%	(a)	0.85%	(a)	0.28%	^ (a)	0.35% +	0.58%

Portfolio turnover rate	11%		42%		49%		71%		91%	102%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$14.33		$14.00		$12.34		$12.55		$13.68	$12.43

Income from investment operations:

Investment income, net†	0.14	(a)	0.16	(a)	0.14	(a)	0.06	^ (a)	0.07	0.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.72)		0.54		1.61		0.27		(0.40)	1.25

Contributions from affiliates	0		0		0.00	(b)	0.00	(b)	0	0

Total from investment operations	(0.58)		0.70		1.75		0.33		(0.33)	1.35

Less dividends and distributions:

Dividends from net investment income	(0.15)		(0.33)		(0.09)		(0.06)		(0.12)	(0.10)

Distributions from net realized gain on investment transactions	(0.17)		(0.04)		0		(0.48)		(0.68)	0

Total dividends and distributions	(0.32)		(0.37)		(0.09)		(0.54)		(0.80)	(0.10)

Net asset value, end of period	$13.43		$14.33		$14.00		$12.34		$12.55	$13.68

Total return (c)	(3.84)%		5.01%	#	14.25%		2.61%	^	(2.42)% #	10.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,058,450		$1,119,490		$1,075,867		$985,732		$921,095	$909,475

Average net assets (000 omitted)	$1,040,792		$1,114,328		$1,020,239		$955,478		$949,274	$861,528

Ratio to average net assets of:

Expenses, net of waivers /reimbursements (d)(e)	0.61%	*	0.57%		0.62%		0.79%		0.93% +	0.93%

Expenses, before waivers /reimbursements (d)(e)	0.95%	*	0.92%		0.92%		0.93%		0.93% +	0.93%

Net investment income	2.09%	* (a)	1.09%	(a)	1.05%	(a)	0.48%	^ (a)	0.55% +	0.78%

Portfolio turnover rate	11%		42%		49%		71%		91%	102%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	99

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$10.96		$11.00		$10.67		$10.22		$10.84	$11.13

Income from investment operations:

Investment income, net†	0.08	(a)	0.20	(a)	0.16	(a)	0.12	^ (a)	0.09	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)		0.01		0.42		0.48		(0.22)	0.57

Contributions from affiliates	0.00	(b)	0.00	(b)	0.00	(b)	0		0	0

Total from investment operations	0.02		0.21		0.58		0.60		(0.13)	0.66

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.23)		(0.25)		0		(0.29)	(0.30)

Distributions from net realized gain on investment transactions	(0.14)		(0.02)		0		(0.15)		(0.20)	(0.65)

Total dividends and distributions	(0.40)		(0.25)		(0.25)		(0.15)		(0.49)	(0.95)

Net asset value, end of period	$10.58		$10.96		$11.00		$10.67		$10.22	$10.84

Total return (c)	0.34%		1.93%		5.59%		5.83%	^	(1.20)% #	6.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,011,561		$1,052,414		$1,037,681		$971,463		$900,438	$918,955

Average net assets (000 omitted)	$1,001,213		$1,055,548		$985,539		$932,575		$911,500	$880,703

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.82%	*	0.81%		0.84%		0.85%		0.87% +	0.86%

Expenses, before waivers/reimbursements (e)	0.86%	*	0.86%		0.87%		0.87%		0.87% +	0.86%

Net investment income	1.58%	* (a)	1.78%	(a)	1.49%	(a)	1.19%	^ (a)	0.84% +	0.83%

Portfolio turnover rate	35%		116%		115%		105%		226%	93%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$10.98		$11.03		$10.69		$10.23		$10.85	$11.13

Income from investment operations:

Investment income, net†	0.09	(a)	0.21	(a)	0.18	(a)	0.14	^ (a)	0.11	0.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)		0.01		0.42		0.47		(0.23)	0.59

Contributions from affiliates	0.00	(b)	0.00	(b)	0.00	(b)	0		0	0

Total from investment operations	0.03		0.22		0.60		0.61		(0.12)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.27)		(0.25)		(0.26)		0		(0.30)	(0.32)

Distributions from net realized gain on investment transactions	(0.14)		(0.02)		0		(0.15)		(0.20)	(0.65)

Total dividends and distributions	(0.41)		(0.27)		(0.26)		(0.15)		(0.50)	(0.97)

Net asset value, end of period	$10.60		$10.98		$11.03		$10.69		$10.23	$10.85

Total return (c)	0.46%		2.02%		5.83%		5.92%	^	(1.08)% #	6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$239,694		$228,731		$217,317		$242,915		$227,368	$200,096

Average net assets (000 omitted)	$226,722		$226,777		$228,978		$234,250		$199,315	$195,463

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.67%	*	0.66%		0.69%		0.71%		0.72% +	0.71%

Expenses, before waivers/reimbursements (e)	0.71%	*	0.71%		0.71%		0.72%		0.72% +	0.71%

Net investment income	1.72%	* (a)	1.93%	(a)	1.65%	(a)	1.34%	^ (a)	1.03% +	0.98%

Portfolio turnover rate	35%		116%		115%		105%		226%	93%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.25		$11.50	$11.10		$10.81		$11.11	$11.37

Income from investment operations:

Investment income, net†	0.10	(a)	0.19 (a)	0.17	(a)	0.13	^ (a)	0.14	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)		0.02	0.50		0.32		(0.22)	0.55

Contributions from affiliates	0		0	0.00	(b)	0		0	0

Total from investment operations	(0.03)		0.21	0.67		0.45		(0.08)	0.68

Less dividends and distributions:

Dividends from net investment income	(0.20)		(0.18)	(0.17)		(0.14)		(0.09)	(0.19)

Distributions from net realized gain on investment transactions	(0.11)		(0.28)	(0.10)		(0.02)		(0.13)	(0.75)

Total dividends and distributions	(0.31)		(0.46)	(0.27)		(0.16)		(0.22)	(0.94)

Net asset value, end of period	$10.91		$11.25	$11.50		$11.10		$10.81	$11.11

Total return (c)	(0.11)%		1.86%	6.23%		4.19%	^	(0.69)% #	6.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,244,665		$1,314,251	$1,299,848		$1,284,948		$1,216,063	$1,239,990

Average net assets (000 omitted)	$1,255,999		$1,319,846	$1,271,281		$1,256,664		$1,234,170	$1,197,761

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.82%	*	0.81%	0.82%		0.82%		0.84% +	0.84%

Expenses, before waivers/reimbursements (e)	0.84%	*	0.83%	0.84%		0.84%		0.84% +	0.84%

Net investment income	1.92%	* (a)	1.68% (a)	1.50%	(a)	1.20%	^ (a)	1.29% +	1.14%

Portfolio turnover rate	8%		22%	22%		41%		39%	21%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.27		$11.52	$11.12		$10.83		$11.13	$11.40

Income from investment operations:

Investment income, net†	0.11	(a)	0.21 (a)	0.18	(a)	0.15	^ (a)	0.16	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)		0.02	0.51		0.32		(0.22)	0.55

Contributions from affiliates	0		0	0.00	(b)	0		0	0

Total from investment operations	(0.02)		0.23	0.69		0.47		(0.06)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.22)		(0.20)	(0.19)		(0.16)		(0.11)	(0.21)

Distributions from net realized gain on investment transactions	(0.11)		(0.28)	(0.10)		(0.02)		(0.13)	(0.75)

Total dividends and distributions	(0.33)		(0.48)	(0.29)		(0.18)		(0.24)	(0.96)

Net asset value, end of period	$10.92		$11.27	$11.52		$11.12		$10.83	$11.13

Total return (c)	(0.08)%		2.01%	6.38%		4.38%	^	(0.58)% #	6.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$612,195		$643,676	$632,692		$620,156		$547,236	$565,264

Average net assets (000 omitted)	$615,564		$646,854	$616,284		$585,731		$546,048	$525,543

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.67%	*	0.66%	0.67%		0.67%		0.69% +	0.69%

Expenses, before waivers/reimbursements (e)	0.69%	*	0.68%	0.69%		0.69%		0.69% +	0.69%

Net investment income	2.06%	* (a)	1.83% (a)	1.65%	(a)	1.35%	^ (a)	1.44% +	1.30%

Portfolio turnover rate	8%		22%	22%		41%		39%	21%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	103

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.29		$11.49	$11.02		$10.80		$11.09	$11.33

Income from investment operations:

Investment income, net†	0.10	(a)	0.17 (a)	0.14	(a)	0.11	^ (a)	0.12	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)		0.07	0.52		0.31		(0.20)	0.58

Contributions from affiliates	0		0	0.00	(b)	0		0	0

Total from investment operations	(0.05)		0.24	0.66		0.42		(0.08)	0.67

Less dividends and distributions:

Dividends from net investment income	(0.18)		(0.18)	(0.09)		(0.15)		(0.06)	(0.15)

Distributions from net realized gain on investment transactions	(0.13)		(0.26)	(0.10)		(0.05)		(0.15)	(0.76)

Total dividends and distributions	(0.31)		(0.44)	(0.19)		(0.20)		(0.21)	(0.91)

Net asset value, end of period	$10.93		$11.29	$11.49		$11.02		$10.80	$11.09

Total return (c)	(0.38)%		2.13%	6.13%		3.94%	^	(0.72)%	6.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$351,812		$368,640	$359,764		$349,358		$331,496	$328,626

Average net assets (000 omitted)	$353,225		$366,150	$348,603		$342,317		$335,669	$312,283

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.86%	*	0.85%	0.86%		0.87%		0.88% +	0.88%

Expenses, before waivers/reimbursements (e)	0.87%	*	0.87%	0.87%		0.88%		0.88% +	0.88%

Net investment income	1.81%	* (a)	1.49% (a)	1.29%	(a)	1.02%	^ (a)	1.10% +	0.83%

Portfolio turnover rate	9%		28%	23%		33%		42%	29%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.31		$11.50		$11.04		$10.82		$11.11	$11.35

Income from investment operations:

Investment income, net†	0.11	(a)	0.19	(a)	0.16	(a)	0.13	^ (a)	0.14	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)		0.08		0.51		0.31		(0.21)	0.58

Contributions from affiliates	0		0		0.00	(b)	0		0	0

Total from investment operations	(0.05)		0.27		0.67		0.44		(0.07)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.19)		(0.20)		(0.11)		(0.17)		(0.07)	(0.17)

Distributions from net realized gain on investment transactions	(0.13)		(0.26)		(0.10)		(0.05)		(0.15)	(0.76)

Total dividends and distributions	(0.32)		(0.46)		(0.21)		(0.22)		(0.22)	(0.93)

Net asset value, end of period	$10.94		$11.31		$11.50		$11.04		$10.82	$11.11

Total return (c)	(0.35)%		2.37%	#	6.28%		4.13%	^	(0.61)%	6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$223,275		$221,368		$221,485		$204,539		$173,955	$177,331

Average net assets (000 omitted)	$216,808		$225,633		$207,974		$185,830		$180,717	$186,833

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.71%	*	0.70%		0.71%		0.72%		0.73% +	0.73%

Expenses, before waivers/reimbursements (e)	0.72%	*	0.72%		0.72%		0.73%		0.73% +	0.73%

Net investment income	1.96%	* (a)	1.64%	(a)	1.45%	(a)	1.17%	^ (a)	1.25% +	0.97%

Portfolio turnover rate	9%		28%		23%		33%		42%	29%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.19		$11.43	$10.99		$10.72		$11.03	$11.25

Income from investment operations:

Investment income, net†	0.10	(a)	0.17 (a)	0.15	(a)	0.12	^ (a)	0.13	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)		0.04	0.52		0.34		(0.22)	0.58

Contributions from affiliates	0		0	0.00	(b)	0		0	0

Total from investment operations	(0.04)		0.21	0.67		0.46		(0.09)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.19)		(0.18)	(0.11)		(0.16)		(0.08)	(0.16)

Distributions from net realized gain on investment transactions	(0.13)		(0.27)	(0.12)		(0.03)		(0.14)	(0.75)

Total dividends and distributions	(0.32)		(0.45)	(0.23)		(0.19)		(0.22)	(0.91)

Net asset value, end of period	$10.83		$11.19	$11.43		$10.99		$10.72	$11.03

Total return (c)	(0.27)%		1.84%	6.17%		4.21%	^	(0.77)% #	6.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$342,770		$372,015	$369,475		$360,981		$340,002	$337,663

Average net assets (000 omitted)	$345,965		$375,576	$362,361		$354,792		$343,951	$323,433

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.88%	*	0.86%	0.87%		0.88%		0.89% +	0.90%

Expenses, before waivers/reimbursements (e)	0.89%	*	0.88%	0.88%		0.89%		0.89% +	0.90%

Net investment income	1.87%	* (a)	1.54% (a)	1.32%	(a)	1.08%	^ (a)	1.22% +	1.03%

Portfolio turnover rate	12%		31%	17%		39%		41%	31%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/19 (UNAUDITED)		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

Net asset value, beginning of period	$11.21		$11.45	$11.02		$10.75		$11.05	$11.28

Income from investment operations:

Investment income, net†	0.11	(a)	0.19 (a)	0.16	(a)	0.13	^ (a)	0.15	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)		0.04	0.51		0.35		(0.21)	0.57

Contributions from affiliates	0		0	0.00	(b)	0		0	0

Total from investment operations	(0.03)		0.23	0.67		0.48		(0.06)	0.70

Less dividends and distributions:

Dividends from net investment income	(0.20)		(0.20)	(0.12)		(0.18)		(0.10)	(0.18)

Distributions from net realized gain on investment transactions	(0.13)		(0.27)	(0.12)		(0.03)		(0.14)	(0.75)

Total dividends and distributions	(0.33)		(0.47)	(0.24)		(0.21)		(0.24)	(0.93)

Net asset value, end of period	$10.85		$11.21	$11.45		$11.02		$10.75	$11.05

Total return (c)	(0.14)%		1.99%	6.23%		4.49%	^	(0.57)%	6.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$82,414		$85,946	$88,232		$88,167		$64,025	$61,071

Average net assets (000 omitted)	$80,936		$87,212	$87,691		$78,704		$60,880	$60,453

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (e)	0.73%	*	0.71%	0.72%		0.73%		0.74% +	0.75%

Expenses, before waivers/reimbursements (e)	0.74%	*	0.73%	0.73%		0.74%		0.74% +	0.75%

Net investment income	2.03%	* (a)	1.69% (a)	1.47%	(a)	1.23%	^ (a)	1.37% +	1.17%

Portfolio turnover rate	12%		31%	17%		39%		41%	31%

See Footnote Summary on page 108-109.

See Notes to Financial Statements.

2019 Semi-Annual Report	107

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax-Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay C	0.0003	0.003%	0.003%
Tax-Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)	YEAR ENDED SEPTEMBER 30,
		2018	2017	2016	2015	2014
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	1.15%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	1.15%
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	.95%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	.95%
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	1.13%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	1.13%
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	.93%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	N/A	.93%

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.36%	0.37%	0.31%	0.14%
Tax-Aware Overlay A Portfolio	0.35%	0.36%	0.31%	0.14%
Overlay B Portfolio	0.06%	0.07%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.04%	0.04%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.04%	0.04%	0.03%	N/A
Tax-Aware Overlay N Portfolio	0.04%	0.04%	0.02%	N/A

Waiver:
	SIX MONTHS ENDED 3/31/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.35%	0.36%	0.30%	0.14%
Tax-Aware Overlay A Portfolio	0.34%	0.35%	0.30%	0.14%
Overlay B Portfolio	0.04%	0.05%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.02%	0.02%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.02%	0.02%	0.01%	N/A
Tax-Aware Overlay N Portfolio	0.02%	0.02%	0.02%	N/A

See Notes to Financial Statements.

2019 Semi-Annual Report	109

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class B, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C

Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

110	Sanford C. Bernstein Fund, Inc.

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

2019 Semi-Annual Report	111

Notes to Financial Statements (continued)

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

112	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2019:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$1,085,205,627	$0	$0	$1,085,205,627

Investment Companies	806,661,384	0	0	806,661,384

Options Purchased—Calls	0	1,225,087	0	1,225,087
Short-Term Investments:

Investment Companies	74,165,573	0	0	74,165,573

U.S. Treasury Bills	0	7,976,447	0	7,976,447

Total Investments in Securities	1,966,032,584	9,201,534	0	1,975,234,118

Other Financial Instruments (b):

Assets:

Futures	3,666,024	2,267,428	0	5,933,452	(c)

Forward Currency Exchange Contracts	0	5,113,819	0	5,113,819

Liabilities:

Futures	(1,697,338)	(463,849)	0	(2,161,187	) (c)

Forward Currency Exchange Contracts	0	(4,022,110)	0	(4,022,110)

Total	$1,968,001,270	$12,096,822	$0	$1,980,098,092

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$2,270,929,684	$0	$0	$2,270,929,684

Investment Companies	1,597,319,453	0	0	1,597,319,453
Options Purchased—Calls	0	2,507,155	0	2,507,155
Short-Term Investments:

Investment Companies	176,156,396	0	0	176,156,396

U.S. Treasury Bills	0	10,473,136	0	10,473,136

Total Investments in Securities	4,044,405,533	12,980,291	0	4,057,385,824

Other Financial Instruments (b):

Assets:

Futures	7,809,517	4,675,380	0	12,484,897	(c)

Forward Currency Exchange Contracts	0	10,580,649	0	10,580,649

Liabilities:

Futures	(2,579,466)	(957,469)	0	(3,536,935	) (c)

Forward Currency Exchange Contracts	0	(8,207,421)	0	(8,207,421)

Total	$4,049,635,584	$19,071,430	$0	$4,068,707,014

2019 Semi-Annual Report	113

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Inflation-Linked Securities	$0	$306,990,031	$0	$306,990,031

Investment Companies	219,243,521	0	0	219,243,521
Governments—Treasuries	0	179,537,613	0	179,537,613

Corporates—Investment Grade	0	169,946,532	0	169,946,532

Mortgage Pass-Throughs	0	78,698,482	0	78,698,482

Commercial Mortgage-Backed Securities	0	48,704,061	9,815,212	58,519,273

Collateralized Mortgage Obligations	0	45,382,642	0	45,382,642

Corporates—Non-Investment Grade	0	31,789,864	0	31,789,864

Asset-Backed Securities	0	20,634,812	9,310,454	29,945,266

Covered Bonds	0	11,783,119	0	11,783,119

Emerging Markets—Treasuries	0	8,935,755	0	8,935,755

Collateralized Loan Obligations	0	0	7,611,490	7,611,490

Agencies	0	6,880,520	0	6,880,520

Governments—Sovereign Agencies	0	6,513,967	0	6,513,967

Emerging Markets—Sovereigns	0	4,608,420	0	4,608,420

Quasi-Sovereigns	0	4,106,258	0	4,106,258

Emerging Markets—Corporate Bonds	0	3,625,769	0	3,625,769

Governments—Sovereign Bonds	0	3,228,931	0	3,228,931

Supranationals	0	1,936,914	0	1,936,914

Local Governments—Provincial Bonds	0	960,727	0	960,727

Options Purchased—Calls	0	275,407	0	275,407

Local Governments—Regional Bonds	0	164,704	0	164,704

Short-Term Investments:

Investment Companies	38,915,753	0	0	38,915,753

U.S. Treasury Bills	0	24,695,326	0	24,695,326

Governments—Treasuries	0	6,860,298	0	6,860,298

Total Investments in Securities	258,159,274	966,260,152	26,737,156	1,251,156,582

Other Financial Instruments (b):

Assets:

Futures	2,017,227	1,205,015	0	3,222,242	(c)

Forward Currency Exchange Contracts	0	4,176,361	0	4,176,361

Centrally Cleared Credit Default Swaps	0	135,169	0	135,169	(c)

Centrally Cleared Interest Rate Swaps	0	1,779,051	0	1,779,051	(c)

Credit Default Swaps	0	324,812	0	324,812

Inflation (CPI) Swaps	0	103,611	0	103,611

Liabilities:

Futures	(6,996,456)	(133,479)	0	(7,129,935	) (c)

Forward Currency Exchange Contracts	0	(2,212,953)	0	(2,212,953)

Centrally Cleared Credit Default Swaps	0	(628,092)	0	(628,092	) (c)

Centrally Cleared Interest Rate Swaps	0	(1,311,644)	0	(1,311,644	) (c)

Credit Default Swaps	0	(3,379,143)	0	(3,379,143)

Total	$253,180,045	$966,318,860	$26,737,156	$1,246,236,061

114	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,270,233,528	$37,897,958	$1,308,131,486

Investment Companies	400,902,480	0	0	400,902,480

Governments—Treasuries	0	12,028,184	0	12,028,184

Options Purchased—Calls	0	417,859	0	417,859

Short-Term Investments:

Investment Companies	71,099,962	0	0	71,099,962

U.S. Treasury Bills	0	48,893,572	0	48,893,572

Total Investments in Securities	472,002,442	1,331,573,143	37,897,958	1,841,473,543

Other Financial Instruments (b):

Assets:

Futures	79,373	1,812,534	0	1,891,907	(c)

Forward Currency Exchange Contracts	0	746,212	0	746,212

Inflation (CPI) Swaps	0	1,317,021	0	1,317,021

Liabilities:

Futures	(7,881,197)	(202,298)	0	(8,083,495	) (c)

Forward Currency Exchange Contracts	0	(1,340,998)	0	(1,340,998)

Credit Default Swaps	0	(507,843)	0	(507,843)

Inflation (CPI) Swaps	0	(4,910,293)	0	(4,910,293)

Total	$464,200,618	$1,328,487,478	$37,897,958	$1,830,586,054

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$369,547,440	$17,775,534	$387,322,974

Short-Term Municipal Notes	0	10,824,668	0	10,824,668

Investment Companies	132,073,412	0	0	132,073,412

Governments—Treasuries	0	198,875	0	198,875

Options Purchased—Calls	0	132,955	0	132,955

Short-Term Investments:

U.S. Treasury Bills	0	25,329,614	0	25,329,614

Investment Companies	10,450,896	0	0	10,450,896

Total Investments in Securities	142,524,308	406,033,552	17,775,534	566,333,394

Other Financial Instruments (b):

Assets:

Futures	3,507	589,220	0	592,727	(c)

Forward Currency Exchange Contracts	0	214,064	0	214,064

Inflation (CPI) Swaps	0	392,789	0	392,789

Liabilities:

Futures	(2,406,261)	(64,703)	0	(2,470,964	) (c)

Forward Currency Exchange Contracts	0	(420,746)	0	(420,746)

Credit Default Swaps	0	(184,036)	0	(184,036)

Inflation (CPI) Swaps	0	(1,310,752)	0	(1,310,752)

Total	$140,121,554	$405,249,388	$17,775,534	$563,146,476

2019 Semi-Annual Report	115

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$287,576,966	$7,341,401	$294,918,367

Investment Companies	84,809,447	0	0	84,809,447

Governments—Treasuries	0	1,508,306	0	1,508,306

Options Purchased—Calls	0	94,968	0	94,968

Short-Term Investments:

U.S. Treasury Bills	0	20,941,634	0	20,941,634

Investment Companies	14,121,312	0	0	14,121,312

Total Investments in Securities	98,930,759	310,121,874	7,341,401	416,394,034

Other Financial Instruments (b):

Assets:

Futures	111,492	404,489	0	515,981	(c)

Forward Currency Exchange Contracts	0	165,059	0	165,059

Inflation (CPI) Swaps	0	310,818	0	310,818

Liabilities:

Futures	(1,796,006)	(44,145)	0	(1,840,151	) (c)

Forward Currency Exchange Contracts	0	(329,856)	0	(329,856)

Credit Default Swaps	0	(148,620)	0	(148,620)

Inflation (CPI) Swaps	0	(1,022,829)	0	(1,022,829)

Total	$97,246,245	$309,456,790	$7,341,401	$414,044,436

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Schedule of Investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	COMMERCIAL MORTGAGE-BACKED SECURITIES	ASSET- BACKED SECURITIES
Balance as of 9/30/18	$1,058,102	$8,723,003	$9,808,277

Accrued discounts/(premiums)	0	114	75

Realized gain (loss)	0	(7,211)	365

Change in unrealized appreciation/depreciation	0	78,352	70,474

Purchases/Payups	0	1,494,393	1,546,942

Sales/Paydowns	0	(473,439)	(2,115,679)

Transfers in to Level 3	0	0	0

Transfers out of Level 3	(1,058,102)	0	0

Balance as of 3/31/19	$0	$9,815,212	$9,310,454

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$0	$78,352	$70,474

116	Sanford C. Bernstein Fund, Inc.

	COLLATERALIZED LOAN OBLIGATIONS	TOTAL
Balance as of 9/30/18	$6,650,718	$26,240,100

Accrued discounts/(premiums)	80	269

Realized gain (loss)	0	(6,846)

Change in unrealized appreciation/depreciation	(69,995)	78,831

Purchases/Payups	1,030,687	4,072,022

Sales/Paydowns	0	(2,589,118)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	(1,058,102	) (b)

Balance as of 3/31/19	$7,611,490	$26,737,156

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$(69,995)	$78,831

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/18	$42,765,497	$42,765,497

Accrued discounts/(premiums)	(133,996)	(133,996)

Realized gain (loss)	0	0

Change in unrealized appreciation/depreciation	55,122	55,122

Purchases	1,381,335	1,381,335

Sales	(6,170,000)	(6,170,000)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$37,897,958	$37,897,958

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$55,122	$55,122

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/18	$16,044,162	$16,044,162

Accrued discounts/(premiums)	(69,129)	(69,129)

Realized gain (loss)	0	0

Change in unrealized appreciation/depreciation	356,237	356,237

Purchases	1,444,264	1,444,264

Sales	0	0

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	17,775,534	17,775,534

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$356,237	$356,237

2019 Semi-Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/18	$7,059,934	$7,059,934

Accrued discounts/(premiums)	(21,608)	(21,608)

Realized gain (loss)	0	0

Change in unrealized appreciation/depreciation	116,146	116,146

Purchases	316,929	316,929

Sales	(130,000)	(130,000)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	0

Balance as of 3/31/19	$7,341,401	$7,341,401

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19 (a)	$116,146	$116,146

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2019, all Level 3 securities were priced by third party vendors.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

118	Sanford C. Bernstein Fund, Inc.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

2019 Semi-Annual Report	119

Notes to Financial Statements (continued)

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to January 1, 2018, the investment management fee was 0.90% of the average daily net assets of Overlay A and Tax-Aware Overlay A Portfolios.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2

Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2020 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2019, there was no such reimbursement.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolios to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of

120	Sanford C. Bernstein Fund, Inc.

control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the six months ended March 31, 2019 and the year ended September 30, 2018, the Adviser reimbursed the Overlay B Portfolio $4,165 and $3,665, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the six months ended March 31, 2019, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$57,520

Tax-Aware Overlay A	137,012

Overlay B	18,384

Tax-Aware Overlay B	41,131

Tax-Aware Overlay C	5,671

Tax-Aware Overlay N	8,144

2019 Semi-Annual Report	121

Notes to Financial Statements (continued)

AMRR	AMOUNT
Overlay A	$867,182

Tax-Aware Overlay A	1,747,320

Overlay B	229,843

Tax-Aware Overlay B	123,214

Tax-Aware Overlay C	37,073

Tax-Aware Overlay N	28,153

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Tax-Managed International Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2020, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2019, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAX MANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z

Overlay A	$0	$656,568	$190,329	$1,104,722	$185,503	$476,094

Tax-Aware Overlay A	1,298,251	0	396,724	2,294,525	382,029	987,796

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2019 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$26,860	$498,905	$451,600	$0	$0	$74,165	$1,348	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	391,778	3,693	241,517	(5,110)	(13,311)	135,533	3,693	0

Bernstein Fund, Inc.: International Small Cap Portfolio	96,171	7,590	0	0	(14,313)	89,448	2,446	5,143

International Strategic Equities Portfolio	315,933	8,612	0	0	(22,882)	301,663	5,321	3,291

Small Cap Core Portfolio	49,000	3,099	0	0	(8,066)	44,033	692	2,407

122	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.: AB Emerging Markets Portfolio	$38,844	$2,713	$0	$0	$(1,666)	$39,891	$537	$2,176

International Portfolio	176,840	8,466	0	0	(19,190)	166,116	3,984	4,482

Total				$(5,110)	$(79,428)	$850,849	$18,021	$17,499

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$62,098	$1,044,531	$930,472	$0	$0	$176,157	$3,208	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	791,222	7,443	495,424	(11,457)	(25,638)	266,146	7,443	0

Bernstein Fund, Inc.: International Small Cap Portfolio	199,535	15,747	0	0	(29,697)	185,585	5,075	10,673

International Strategic Equities Portfolio	656,197	17,887	0	0	(47,526)	626,558	11,052	6,835

Small Cap Core Portfolio	100,912	6,382	0	0	(16,612)	90,682	1,425	4,957

Sanford C. Bernstein Fund, Inc.: Emerging Markets Portfolio	80,967	5,655	0	0	(3,472)	83,150	1,120	4,535

Tax-Managed International Portfolio	367,533	6,154	0	0	(28,489)	345,198	6,154	0

Total				$(11,457)	$(151,434)	$1,773,476	$35,477	$27,000

2019 Semi-Annual Report	123

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$52,625	$204,568	$218,277	$0	$0	$38,916	$410	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	93,300	1,019	48,589	81	(4,493)	41,318	1,019	0

Total				$81	$(4,493)	$80,234	$1,429	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$82,382	$346,698	$357,980	$0	$0	$71,100	$927	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	80,033	425	76,656	(5,946)	2,144	0	425	0

Total				$(5,946)	$2,144	$71,100	$1,352	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$12,647	$92,396	$94,592	$0	$0	$10,451	$131	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	24,082	128	23,066	(1,789)	645	0	128	0

Total				$(1,789)	$645	$10,451	$259	$0

124	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$3,409	$71,252	$60,540	$0	$0	$14,121	$188	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	18,848	96	18,060	(1,389)	505	0	96	0

Total				$(1,389)	$505	$14,121	$284	$0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2019 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$332,907	$0	$0

Tax-Aware Overlay A	695,499	0	0

Overlay B	112,663	0	0

Tax-Aware Overlay B	110,748	0	0

Tax-Aware Overlay C	35,504	0	0

Tax-Aware Overlay N	25,584	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$208,802,439	$0	$400,885,106	$0

Tax-Aware Overlay A	448,527,334	0	878,543,011	0

Overlay B	185,531,688	218,682,899	205,893,048	202,277,854

Tax-Aware Overlay B	128,570,321	7,931,212	261,666,542	0

Tax-Aware Overlay C	46,494,002	0	46,553,211	13,993,872

Tax-Aware Overlay N	43,682,024	1,506,686	74,936,963	15,291,332

2019 Semi-Annual Report	125

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$341,550,649	$(34,678,643)	$306,872,006

Tax-Aware Overlay A	802,583,656	(62,312,661)	740,270,995

Overlay B	52,906,996	(20,997,216)	31,909,780

Tax-Aware Overlay B	115,481,168	(18,717,971)	96,763,197

Tax-Aware Overlay C	33,191,680	(5,398,414)	27,793,266

Tax-Aware Overlay N	25,419,218	(4,064,313)	21,354,905

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be

126	Sanford C. Bernstein Fund, Inc.

included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2019, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2019, the Portfolios held purchased options for hedging and non-hedging purposes. During the six months ended March 31, 2019, the Portfolios held written options for hedging and non-hedging purposes.

2019 Semi-Annual Report	127

Notes to Financial Statements (continued)

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

128	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2019, the Tax-Aware Overlay A and Overlay B Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2019, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of March 31, 2019, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

2019 Semi-Annual Report	129

Notes to Financial Statements (continued)

During the six months ended March 31, 2019, the Portfolios held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2019, the Overlay B Portfolio held variance swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2019, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$3,415,325	*	Receivable/Payable for variation margin on futures	$63,839	*

Equity contracts	Receivable/Payable for variation margin on futures	2,518,127	*	Receivable/Payable for variation margin on futures	2,097,348	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,113,819		Unrealized depreciation on forward currency exchange contracts	4,022,110

Equity contracts	Investments in securities at value	1,225,087

Total		$12,272,358			$6,183,297

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

130	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,476,730	$7,920,405

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(38,712,723)	(9,402,562)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,002,525)	2,817,036

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,242,811	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	932,250	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	737,548	(480,461)

Total		$(32,325,909)	$854,418

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$7,085,157	*	Receivable/Payable for variation margin on futures

Equity contracts	Receivable/Payable for variation margin on futures	5,399,740	*	Receivable/Payable for variation margin on futures	$3,536,935	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	10,580,649		Unrealized depreciation on forward currency exchange contracts	8,207,421

Equity contracts	Investments in securities at value	2,507,155

Total		$25,572,701			$11,744,356

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2019 Semi-Annual Report	131

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$5,499,612	$17,316,598

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(76,848,661)	(18,408,843)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,046,467)	5,950,669

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	6,561,478	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,943,600	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,724,261)	5,245,891

Total		$(71,614,699)	$10,104,315

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,746,884	*	Receivable/Payable for variation margin on futures	$6,529,722	*

Equity contracts	Receivable/Payable for variation margin on futures	1,475,358	*	Receivable/Payable for variation margin on futures	600,213	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,211	*	Receivable/Payable for variation margin on centrally cleared swaps	61,926	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,695,534	*	Receivable/Payable for variation margin on centrally cleared swaps	1,301,245	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,176,361		Unrealized depreciation on forward currency exchange contracts	2,212,953

Equity contracts	Investments in securities at value	275,407

Interest rate contracts	Unrealized appreciation on inflation swaps	103,611

Credit contracts	Market value on credit default swaps	324,812		Market value on credit default swaps	3,379,143

Total		$9,803,178			$14,085,202

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

132	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,796,177)	$(3,669,648)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(8,928,122)	(4,089,335)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(653,884)	(523,273)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	719,784	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	209,050	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	155,477	(979,540)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	449,651	(363,685)

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(18,605)	13,658

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,539,343)	(137,535)

Total		$(11,402,169)	$(9,749,358)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures			Receivable/Payable for variation margin on futures	$7,175,444	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,891,907	*	Receivable/Payable for variation margin on futures	908,051	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	746,212		Unrealized depreciation on forward currency exchange contracts	1,340,998

Equity contracts	Investments in securities at value	417,859

2019 Semi-Annual Report	133

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Unrealized appreciation on inflation swaps	$1,317,021	Unrealized depreciation on inflation swaps	$4,910,293

Credit contracts			Market value on credit default swaps	507,843

Total		$4,372,999		$14,842,629

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,514,827)	$(6,437,900)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(14,496,869)	(5,761,302)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,945,876)	155,633

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,129,477	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	322,050	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(8,395,536)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	63,510	(17,967)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,589,696)	0

Total		$(20,032,231)	$(20,457,072)

134	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures			Receivable/Payable for variation margin on futures	$2,195,742	*

Equity contracts	Receivable/Payable for variation margin on futures	$592,727	*	Receivable/Payable for variation margin on futures	275,222	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	214,064		Unrealized depreciation on forward currency exchange contracts	420,746

Equity contracts	Investments in securities at value	132,955

Interest rate contracts	Unrealized appreciation on inflation swaps	392,789		Unrealized depreciation on inflation swaps	1,310,752

Credit contracts				Market value on credit default swaps	184,036

Total		$1,332,535			$4,386,498

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(455,008)	$(1,971,010)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,995,729)	(1,671,012)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(587,693)	43,257

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	326,502	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	96,050	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(2,496,106)

2019 Semi-Annual Report	135

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$22,956	$(9,766)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,096,831)	0

Total		$(5,689,753)	$(6,104,637)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures			Receivable/Payable for variation margin on futures	$1,639,770	*

Equity contracts	Receivable/Payable for variation margin on futures	$515,981	*	Receivable/Payable for variation margin on futures	200,381	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	165,059		Unrealized depreciation on forward currency exchange contracts	329,856

Equity contracts	Investments in securities at value	94,968

Interest rate contracts	Unrealized appreciation on inflation swaps	310,818		Unrealized depreciation on inflation swaps	1,022,829

Credit contracts				Market value on credit default swaps	148,620

Total		$1,086,826			$3,341,456

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(338,042)	$(1,464,623)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,510,549)	(1,315,795)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(421,844)	15,723

136	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$265,598	$0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	73,450	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(1,925,295)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	18,541	(7,914)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(819,683)	0

Total		$(4,732,529)	$(4,697,904)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2019:

OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$721,972,063

Average notional amount of sale contracts	$728,771,143

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$604,403,409

Average principal amount of sale contracts	$562,580,249

Purchased Options:

Average notional amount	$599,105,000	(a)

Written Options:

Average notional amount	$478,500,000	(b)

Total Return Swaps:

Average notional amount	$105,073,514	(c)

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for five months during the period.

2019 Semi-Annual Report	137

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,496,405,234

Average notional amount of sale contracts	$1,404,252,141

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,251,523,965

Average principal amount of sale contracts	$1,163,571,557

Purchased Options:

Average notional amount	$1,235,826,667	(a)

Written Options:

Average notional amount	$997,600,000	(b)

Total Return Swaps:

Average notional amount	$210,283,142	(c)

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for five months during the period.

OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$483,954,942

Average notional amount of sale contracts	$423,613,704

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$225,538,918

Average principal amount of sale contracts	$342,986,002

Purchased Options:

Average notional amount	$133,765,000	(a)

Written Options:

Average notional amount	$107,300,000	(b)

Inflation Swaps:

Average notional amount	$8,530,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$216,141,365

Credit Default Swaps:

Average notional amount of buy contracts	$16,431,857

Average notional amount of sale contracts	$34,684,857

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$17,302,743

Average notional amount of sale contracts	$11,135,851

Total Return Swaps:

Average notional amount	$14,498,226	(c)

Variance Swap

Average notional amount	$974,630	(d)

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for two months during the period.

(d)	Positions were open for five months during the period.

138	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$263,013,030

Average notional amount of sale contracts	$235,146,311

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$246,366,763

Average principal amount of sale contracts	$138,422,855

Purchased Options:

Average notional amount	$206,286,667	(a)

Written Options:

Average notional amount	$165,300,000	(b)

Inflation Swaps:

Average notional amount	$428,602,143

Credit Default Swaps:

Average notional amount of sale contracts	$3,822,857

Total Return Swaps:

Average notional amount	$22,895,305	(c)

(a) Positions were open for three months during the period.
(b) Positions were open for one month during the period.
(c) Positions were open for two months during the period.

TAX-AWARE OVERLAY C PORTFOLIO

Futures:

Average notional amount of buy contracts	$80,857,304

Average notional amount of sale contracts	$82,418,080

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$75,732,358

Average principal amount of sale contracts	$40,361,144

Purchased Options:

Average notional amount	$62,183,333	(a)

Written Options:

Average notional amount	$49,300,000	(b)

Inflation Swaps:

Average notional amount	$125,746,429

Credit Default Swaps:

Average notional amount of sale contracts	$1,393,571

Total Return Swaps:

Average notional amount	$6,995,658	(c)

(a) Positions were open for three months during the period.
(b) Positions were open for one month during the period.
(c) Positions were open for two months during the period.

2019 Semi-Annual Report	139

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO

Futures:

Average notional amount of buy contracts	$61,063,170

Average notional amount of sale contracts	$48,531,245

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$56,068,709

Average principal amount of sale contracts	$31,297,067

Purchased Options:

Average notional amount	$47,096,667	(a)

Written Options:

Average notional amount	$37,700,000	(b)

Inflation Swaps:

Average notional amount	$95,771,143

Credit Default Swaps:

Average notional amount of sale contracts	$1,125,714

Total Return Swaps:

Average notional amount	$5,227,988	(c)

(a) Positions were open for three months during the period.

(b) Positions were open for one month during the period.

(c) Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$40,594	$(40,594)	$0	$0	$0

Citibank, NA	233,016	(199,634)	0	0	33,382

Credit Suisse International	886,487	(523,726)	0	0	362,761

Goldman Sachs Bank USA/Goldman Sachs International	2,080,498	(12,201)	(600,000)	0	1,468,297

JPMorgan Chase Bank, NA	2,066,043	(1,176,959)	0	0	889,084

Morgan Stanley & Co., Inc.	266,966	(54,607)	0	0	212,359

Natwest Markets PLC	261,540	(94,052)	0	0	167,488

UBS AG	503,762	(503,762)	0	0	0

Total	$6,338,906	$(2,605,535)	$(600,000)	$0	$3,133,371	^

140	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$358,191	$0	$0	$0	$358,191

BNP Paribas SA	578,995	(40,594)	0	0	538,401

Citibank, NA	199,634	(199,634)	0	0	0

Credit Suisse International	523,726	(523,726)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	12,201	(12,201)	0	0	0

JPMorgan Chase Bank, NA	1,176,959	(1,176,959)	0	0	0

Morgan Stanley & Co., Inc.	54,607	(54,607)	0	0	0

Natwest Markets PLC	94,052	(94,052)	0	0	0

UBS AG	1,023,745	(503,762)	(519,983)	0	0

Total	$4,022,110	$(2,605,535)	$(519,983)	$0	$896,592	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$83,131	$(83,131)	$0	$0	$0

Citibank, NA	421,867	(421,867)	0	0	0

Credit Suisse International	1,847,710	(1,088,634)	0	0	759,076

Goldman Sachs Bank USA/Goldman Sachs International	4,321,360	(26,607)	(1,530,000)	0	2,764,753

JPMorgan Chase Bank, NA	4,257,014	(2,414,148)	0	0	1,842,866

Morgan Stanley & Co., Inc.	553,770	(113,950)	0	0	439,820

Natwest Markets PLC	542,201	(193,622)	0	0	348,579

UBS AG	1,060,751	(1,060,751)	0	0	0

Total	$13,087,804	$(5,402,710)	$(1,530,000)	$0	$6,155,094	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$741,084	$0	$0	$0	$741,084

BNP Paribas SA	1,194,758	(83,131)	(860,000)	0	251,627

Citibank, NA	445,655	(421,867)	0	0	23,788

Credit Suisse International	1,088,634	(1,088,634)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	26,607	(26,607)	0	0	0

JPMorgan Chase Bank, NA	2,414,148	(2,414,148)	0	0	0

Morgan Stanley & Co., Inc.	113,950	(113,950)	0	0	0

Natwest Markets PLC	193,622	(193,622)	0	0	0

2019 Semi-Annual Report	141

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

UBS AG	$1,988,963	$(1,060,751)	$(928,212)	$0	$0

Total	$8,207,421	$(5,402,710)	$(1,788,212)	$0	$1,016,499	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$45,208	$0	$0	$0	$45,208

Barclays Bank PLC	124,276	(124,276)	0	0	0

BNP Paribas SA	82,953	(82,953)	0	0	0

Citibank, NA	239,686	(239,686)	0	0	0

Citigroup Global Markets, Inc.	324,812	(324,812)	0	0	0

Credit Suisse International	128,672	(128,672)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	365,972	(365,972)	0	0	0

HSBC Bank USA	72,406	(72,406)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	275,211	(275,211)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	136,476	(54,425)	0	0	82,051

Natwest Markets PLC	244,495	(55,707)	0	0	188,788

Standard Chartered Bank	13,211	(13,211)	0	0	0

State Street Bank & Trust Co.	275,195	(60,022)	0	0	215,173

UBS AG	2,551,618	(281,604)	0	0	2,270,014

Total	$4,880,191	$(2,078,957)	$0	$0	$2,801,234	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$106,803	$0	$0	$0	$106,803

Barclays Bank PLC	223,860	(124,276)	0	0	99,584

BNP Paribas SA	163,989	(82,953)	0	0	81,036

Citibank, NA	322,969	(239,686)	0	0	83,283

Citigroup Global Markets, Inc.	1,425,729	(324,812)	0	(905,592)	195,325

Credit Suisse International	555,314	(128,672)	0	(426,642)	0

142	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Deutsche Bank AG	$587,571	$0	$0	$(587,571)	$0

Goldman Sachs Bank USA/Goldman Sachs International	894,975	(365,972)	0	(529,003)	0

HSBC Bank USA	141,466	(72,406)	0	0	69,060

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	540,202	(275,211)	0	0	264,991

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	54,425	(54,425)	0	0	0

Natwest Markets PLC	55,707	(55,707)	0	0	0

Standard Chartered Bank	177,460	(13,211)	0	0	164,249

State Street Bank & Trust Co.	60,022	(60,022)	0	0	0

UBS AG	281,604	(281,604)	0	0	0

Total	$5,592,096	$(2,078,957)	$0	$(2,448,808)	$1,064,331	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$22,799	$(22,799)	$0	$0	$0

BNP Paribas SA	13,517	(13,517)	0	0	0

Citibank, NA	590,144	(590,144)	0	0	0

Credit Suisse International	142,129	(142,129)	0	0	0

Deutsche Bank AG	537,965	0	(537,965)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	427,992	(113,943)	0	0	314,049

JPMorgan Chase Bank, NA	294,817	(294,817)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	184,190	0	0	0	184,190

Natwest Markets PLC	103,360	(36,744)	0	0	66,616

UBS AG	164,179	(164,179)	0	0	0

Total	$2,481,092	$(1,378,272)	$(537,965)	$0	$564,855	^

2019 Semi-Annual Report	143

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$147,737	$(22,799)	$0	$0	$124,938

Barclays Bank PLC	3,265,645	0	0	(3,265,645)	0

BNP Paribas SA	203,817	(13,517)	0	0	190,300

Citibank, NA	1,277,734	(590,144)	0	(687,590)	0

Citigroup Global Markets, Inc.	182,287	0	0	0	182,287

Credit Suisse International	395,476	(142,129)	0	(253,347)	0

Goldman Sachs Bank USA/Goldman Sachs International	113,943	(113,943)	0	0	0

JPMorgan Chase Bank, NA	793,334	(294,817)	0	(498,517)	0

Natwest Markets PLC	36,744	(36,744)	0	0	0

UBS AG	342,417	(164,179)	0	(178,238)	0

Total	$6,759,134	$(1,378,272)	$0	$(4,883,337)	$497,525	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$6,914	$(6,914)	$0	$0	$0

BNP Paribas SA	4,170	(4,170)	0	0	0

Citibank, NA	173,980	(173,980)	0	0	0

Credit Suisse International	42,743	(42,743)	0	0	0

Deutsche Bank AG	162,281	0	(162,281)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	132,955	(49,436)	0	0	83,519

JPMorgan Chase Bank, NA	73,860	(73,860)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	59,631	(18,513)	0	0	41,118

Natwest Markets PLC	31,294	(11,425)	0	0	19,869

UBS AG	51,980	(51,980)	0	0	0

Total	$739,808	$(433,021)	$(162,281)	$0	$144,506	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$46,171	$(6,914)	$0	$0	$39,257

Barclays Bank PLC	869,638	0	0	(869,638)	0

BNP Paribas SA	62,031	(4,170)	0	0	57,861

144	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA	$316,610	$(173,980)	$0	$(142,630)	$0

Citigroup Global Markets, Inc.	20,240	0	0	0	20,240

Credit Suisse International	171,618	(42,743)	0	0	128,875

Goldman Sachs Bank USA/Goldman Sachs International	49,436	(49,436)	0	0	0

JPMorgan Chase Bank, NA	239,817	(73,860)	0	0	165,957

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	18,513	(18,513)	0	0	0

Natwest Markets PLC	11,425	(11,425)	0	0	0

State Street Bank & Trust Co.	6,250	0	0	0	6,250

UBS AG	103,785	(51,980)	0	(51,805)	0

Total	$1,915,534	$(433,021)	$0	$(1,064,073)	$418,440	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$3,139	$(3,139)	$0	$0	$0

Brown Brothers Harriman & Co.	10,848	0	0	0	10,848

Citibank, NA	145,560	(145,560)	0	0	0

Credit Suisse International	31,706	(31,706)	0	0	0

Deutsche Bank AG	133,292	0	(133,292)	0	0

Goldman Sachs International	94,968	(38,709)	0	0	56,259

JPMorgan Chase Bank, NA	51,282	(51,282)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	34,779	(6,665)	0	0	28,114

Natwest Markets PLC	23,500	(8,406)	0	0	15,094

State Street Bank & Trust Co.	2,832	(2,832)	0	0	0

UBS AG	38,939	(38,939)	0	0	0

Total	$570,845	$(327,238)	$(133,292)	$0	$110,315	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$34,195	$0	$0	$0	$34,195

Barclays Bank PLC	713,593	0	0	(713,593)	0

BNP Paribas SA	47,248	(3,139)	0	0	44,109

2019 Semi-Annual Report	145

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA	$221,168	$(145,560)	$0	$0	$75,608

Citigroup Global Markets, Inc.	16,318	0	0	0	16,318

Credit Suisse International	135,057	(31,706)	0	0	103,351

Goldman Sachs International	38,709	(38,709)	0	0	0

JPMorgan Chase Bank, NA	189,193	(51,282)	0	0	137,911

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	6,665	(6,665)	0	0	0

Natwest Markets PLC	8,406	(8,406)	0	0	0

State Street Bank & Trust Co.	14,895	(2,832)	0	0	12,063

UBS AG	75,858	(38,939)	0	(36,919)	0

Total	$1,501,305	$(327,238)	$0	$(750,512)	$423,555	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

146	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

PORTFOLIO	2018	2017
Overlay A

Distributions paid from:

Ordinary income	$30,108,673	$11,662,754

Long-term capital gains	0	0

Total distributions paid	$30,108,673	$11,662,754

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$81,735,945	$23,304,471

Long-term capital gains	28,778,260	0

Total distributions paid	$110,514,205	$23,304,471

Overlay B

Distributions paid from:

Ordinary income	$29,464,635	$28,460,071

Long-term capital gains	0	0

Total distributions paid	$29,464,635	$28,460,071

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$31,823,192	$23,433,683

Long-term capital gains	24,966,789	0

Total taxable distributions	56,789,981	23,433,683

Tax exempt distributions	21,598,889	23,538,089

Total distributions paid	$78,388,870	$46,971,772

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$9,906,622	$6,171,990

Long-term capital gains	6,412,132	0

Total taxable distributions	16,318,754	6,171,990

Tax exempt distributions	6,351,178	3,724,239

Total distributions paid	$22,669,932	$9,896,229

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$7,872,729	$5,745,913

Long-term capital gains	5,335,317	0

Total taxable distributions	13,208,046	5,745,913

Tax exempt distributions	4,817,080	3,458,846

Total distributions paid	$18,025,126	$9,204,759

2019 Semi-Annual Report	147

Notes to Financial Statements (continued)

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT) (d)
Overlay A	$4,692,194	$28,087,376	$(3,940,877)	$425,423,351	$454,262,044

Tax-Aware Overlay A	1,743,140	23,765,002	(602,530)	970,845,855	995,751,467

Overlay B	44,362,214	512,267	(3,456,261)	25,618,284	67,036,504

Tax-Aware Overlay B	41,926,549	2,592,439	(7,145,944)	93,084,128	130,457,172

Tax-Aware Overlay C	10,530,352	2,796,832	(3,323,602)	28,417,515	38,421,097

Tax-Aware Overlay N	8,899,721	1,438,981	(1,332,787)	20,903,121	29,909,036

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$20,749,392

Tax-Aware Overlay C	4,961,853

Tax-Aware Overlay N	4,107,645

(b)

During the fiscal year ended September 30, 2018 Overlay A Portfolio utilized capital loss carryforwards of $28,324,982 to offset current year net realized gains. As of September 30, 2018 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $3,940,877, $602,530, $3,456,261, $7,145,944, $3,323,602, and $1,332,787 in straddle losses, respectively. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, all six Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. Certain government and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the

148	Sanford C. Bernstein Fund, Inc.

common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

2019 Semi-Annual Report	149

Notes to Financial Statements (continued)

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

150	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

2019 Semi-Annual Report	151

Notes to Financial Statements (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including AB mutual funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

152	Sanford C. Bernstein Fund, Inc.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2019, the Sanford C. Bernstein Fund, Inc., has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2019 and the year ended September 30, 2018, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	5,219,157	12,093,833	$65,700,955	$165,915,521

Shares issued on reinvestment of dividends and distributions	4,215,667	1,484,524	50,166,438	20,337,972

Shares redeemed	(10,468,200)	(16,673,624)	(132,124,060)	(228,491,020)

Net decrease	(1,033,376)	(3,095,267)	$(16,256,667)	$(42,237,527)

Class 2 Shares

Shares sold	1,702,289	5,132,696	$21,447,860	$70,830,459

Shares issued on reinvestment of dividends and distributions	1,085,343	411,456	12,926,434	5,641,063

Shares redeemed	(3,027,971)	(7,072,235)	(38,001,269)	(96,665,518)

Net decrease	(240,339)	(1,528,083)	$(3,626,975)	$(20,193,996)

2019 Semi-Annual Report	153

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	8,094,107	18,787,354	$106,320,334	$269,768,996

Shares issued on reinvestment of dividends and distributions	5,046,178	4,869,314	63,329,541	69,825,960

Shares redeemed	(18,825,571)	(26,084,478)	(247,518,695)	(374,825,752)

Net decrease	(5,685,286)	(2,427,810)	$(77,868,820)	$(35,230,796)

Class 2 Shares

Shares sold	4,697,176	7,003,433	$62,326,081	$100,831,390

Shares issued on reinvestment of dividends and distributions	1,708,330	1,464,083	21,473,699	21,024,237

Shares redeemed	(5,726,359)	(7,183,219)	(75,899,095)	(103,719,584)

Net increase	679,147	1,284,297	$7,900,685	$18,136,043

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	4,927,508	12,381,994	$51,601,303	$136,142,849

Shares issued on reinvestment of dividends and distributions	3,176,067	1,807,577	32,173,565	19,829,121

Shares redeemed	(8,553,314)	(12,492,473)	(89,867,145)	(137,305,557)

Net increase (decrease)	(449,739)	1,697,098	$(6,092,277)	$18,666,413

Class 2 Shares

Shares sold	2,190,330	5,480,949	$22,965,218	$60,575,118

Shares issued on reinvestment of dividends and distributions	770,186	452,799	7,809,683	4,971,736

Shares redeemed	(1,177,217)	(4,816,702)	(12,358,946)	(53,206,954)

Net increase	1,783,299	1,117,046	$18,415,955	$12,339,900

154	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	4,965,960	13,559,264	$53,654,769	$153,062,500

Shares issued on reinvestment of dividends and distributions	2,989,077	4,291,814	31,385,306	48,068,311

Shares redeemed	(10,676,294)	(14,062,643)	(115,197,014)	(158,759,528)

Net increase (decrease)	(2,721,257)	3,788,435	$(30,156,939)	$42,371,283

Class 2 Shares

Shares sold	4,543,153	7,205,041	$49,170,130	$81,588,233

Shares issued on reinvestment of dividends and distributions	1,452,657	2,043,427	15,267,429	22,906,814

Shares redeemed	(7,065,245)	(7,058,248)	(76,354,783)	(79,942,447)

Net increase (decrease)	(1,069,435)	2,190,220	$(11,917,224)	$24,552,600

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	1,390,701	3,390,443	$15,038,207	$38,337,614

Shares issued on reinvestment of dividends and distributions	821,755	1,130,093	8,661,297	12,679,647

Shares redeemed	(2,667,835)	(3,189,718)	(28,951,675)	(36,199,159)

Net increase (decrease)	(455,379)	1,330,818	$(5,252,171)	$14,818,102

Class 2 Shares

Shares sold	1,131,768	1,428,049	$12,415,725	$16,241,092

Shares issued on reinvestment of dividends and distributions	500,029	706,021	5,275,304	7,928,617

Shares redeemed	(799,259)	(1,810,863)	(8,698,934)	(20,469,462)

Net increase	832,538	323,207	$8,992,095	$3,700,247

2019 Semi-Annual Report	155

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18	SIX MONTHS ENDED 3/31/19 (UNAUDITED)	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	1,294,612	3,629,230	$13,846,744	$40,800,618

Shares issued on reinvestment of dividends and distributions	856,292	1,186,021	8,931,131	13,224,131

Shares redeemed	(3,752,025)	(3,896,978)	(40,407,370)	(43,826,257)

Net increase (decrease)	(1,601,121)	918,273	$(17,629,495)	$10,198,492

Class 2 Shares

Shares sold	490,114	466,950	$5,258,564	$5,252,927

Shares issued on reinvestment of dividends and distributions	200,458	292,209	2,092,775	3,263,975

Shares redeemed	(759,057)	(799,118)	(8,291,469)	(9,012,938)

Net decrease	(68,485)	(39,959)	$(940,130)	$(496,036)

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-18 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

156	Sanford C. Bernstein Fund, Inc.

Results of Shareholders Meeting (Unaudited)

A Special Meeting of Shareholders of Sanford C. Bernstein Fund, Inc. (the “Fund”)—Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (together, the “Portfolios”) was held on October 11, 2018, adjourned until November 14, 2018 and subsequently adjourned until December 11, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’ proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

DIRECTOR:	VOTED FOR:	WITHHELD AUTHORITY:
Kathleen Fisher	1,269,519,616	21,577,791
Bart Friedman	1,263,008,461	28,088,947
R. Jay Gerken	1,262,600,364	28,497,044
William Kristol	1,251,749,494	39,347,914
Debra Perry	1,267,883,910	23,213,498
Donald K. Peterson	1,262,937,769	28,159,639

2. To vote upon the approval of new advisory agreements for the Portfolios with AllianceBernstein L.P.

PORTFOLIO:	VOTED FOR:	VOTED AGAINST:	ABSTAIN:	BNV:
Overlay A Portfolio	89,336,461	672,843	3,683,750	-0-
Overlay B Portfolio	63,312,511	330,954	2,614,064	-0-
Tax-Aware Overlay A Portfolio	183,061,629	2,094,539	5,222,362	-0-
Tax-Aware Overlay B Portfolio	108,488,972	584,273	3,040,671	-0-
Tax-Aware Overlay C Portfolio	30,875,290	153,839	890,878	-0-
Tax-Aware Overlay N Portfolio	21,472,041	257,871	508,756	-0-

2019 Semi-Annual Report	157

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen Fisher

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Fair Value Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

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Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

2019 Semi-Annual Report	159

Board Consideration of Investment Management Arrangement (continued)

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and

160	Sanford C. Bernstein Fund, Inc.

expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2019 Semi-Annual Report	161

Board Consideration of Investment Management Arrangement (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s

162	Sanford C. Bernstein Fund, Inc.

continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

2019 Semi-Annual Report	163

Board Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

164	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0319

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date: May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date: May 24, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 24, 2019